UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

**	Effective August 8, 2014, MFS New Discovery Portfolio, a series of the Registrant, was reorganized into MFS New Discovery Series, a series of MFS Variable Insurance Trust; MFS Utilities Portfolio, a series of the Registrant, was reorganized into MFS Utilities Series, a series of MFS Variable Insurance Trust; and MFS Value Portfolio, a series of the Registrant, was reorganized into MFS Value Series, a series of MFS Variable Insurance Trust. Effective October 15, 2014, MFS New Discovery Portfolio, MFS Utilities Portfolio and MFS Value Portfolio were each terminated as a series of the Registrant.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Each of MFS New Discovery Portfolio, MFS Utilities Portfolio and MFS Value Portfolio, each a series of the Registrant, did not have shareholders as of period end. For further information please see the introductory footnote.

ANNUAL REPORT

December 31, 2014

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.2%
Apple, Inc.	2.6%
JPMorgan Chase & Co.	2.6%
CVS Health Corp.	2.3%
Procter & Gamble Co.	2.2%
Facebook, Inc., “A”	2.2%
Verizon Communications, Inc.	1.9%
Wells Fargo & Co.	1.9%
Hewlett-Packard Co.	1.9%
Biogen Idec, Inc.	1.8%

Equity sectors
Technology	16.4%
Financial Services	16.0%
Health Care	14.1%
Energy	7.9%
Retailing	7.7%
Consumer Staples	7.4%
Leisure	7.2%
Utilities & Communications	6.4%
Industrial Goods & Services	5.4%
Special Products & Services	3.9%
Transportation	2.8%
Basic Materials	2.5%
Autos & Housing	1.9%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

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MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Blended Research Core Equity Portfolio (“fund”) provided a total return of 12.57%, while Service Class shares of the fund provided a total return of 12.28%. These compare with a return of 13.69% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the health care sector detracted from performance relative to the S&P 500 Index. An underweight position in strong-performing biopharmaceutical company Celgene (h) weighed on relative results. The stock appreciated throughout the reporting period due to highly anticipated new products in the company’s pipeline.

Stock selection within the financial services sector also hurt relative returns. However, there were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s overweight positions in offshore drilling contractor Ensco, online travel company TripAdvisor, steel producer US Steel, integrated oil and gas company Exxon Mobil and automotive company General Motors (h) held back relative returns. The stock price of Ensco plummeted toward the end of the year reflecting the global oil supply glut that contributed to crude oil prices falling to their lowest levels since July 2009. Shares of TripAdvisor weakened after the company reported mixed earnings results caused by seasonality headwinds and acquisitions-related expenses that offset strong revenue growth during the period. The fund’s holdings of anti-aging care products and nutritional supplements distributor Nu Skin (b)(h), and the timing of ownership in shares of multinational retailer Best Buy and online information portal Yahoo! (h), also dampened relative results. Shares of Nu Skin dropped sharply at the beginning of the reporting period following an unfavorable press release in a Chinese news publication that questioned the company’s recruiting and selling practices. An underweight position in computer and personal electronics maker Apple, which strongly outperformed the benchmark, also held back relative performance.

Contributors to Performance

Stock selection in the retailing sector was a primary factor that contributed to relative performance. Within this sector, overweight positions in retailer Kroger and drugstore retailer CVS Health boosted relative results. Shares of Kroger appreciated during the reporting period reflecting strong earnings results where market share gains and improving cost controls and margins were at the forefront. Additionally, avoiding shares of internet retailer Amazon.com also aided relative returns as the stock turned in weak performance for the period.

Favorable stock selection in the leisure sector was another factor that supported relative results. An overweight position in strong-performing video game maker Electronic Arts bolstered relative performance after the company posted favorable earnings results led by a strong product portfolio, including Madden NFL 15, The Sims 4, FIFA 15 and Need for Speed Rivals. The timing of the fund’s ownership in cruise line operator Royal Caribbean Cruises also helped.

Elsewhere, the fund’s overweight positions in strong-performing semiconductor manufacturer Avago Technologies, computer and personal electronics maker Hewlett-Packard, social networking services provider Facebook, and health insurance company WellPoint (h) aided relative performance. Shares of Avago Technologies rose on the back of synergies from the company’s acquisition

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MFS Blended Research Core Equity Portfolio

Management Review – continued

of LSI and from growth in its wireless communications segment. Avago’s sale of the LSI’s Axxia networking business to Intel also benefited the stock. Shares of Hewlett-Packard appreciated reflecting the company’s recovery due to enterprise share gains and stabilization in its printing and PCs segments. Upbeat comments from management and the impending plan to split its hardware business from the faster-growing software and enterprise division appeared to have overshadowed disappointing financial results during the second half of the period. The fund’s underweight position in diversified technology products and services company International Business Machines (IBM) (h) also supported relative returns as the stock underperformed the benchmark over the reporting period.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/14/86	12.57%	16.04%	8.28%
Service Class	8/24/01	12.28%	15.74%	8.01%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	7.67%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.45%	$1,000.00	$1,064.85	$2.34
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
Service Class	Actual	0.70%	$1,000.00	$1,063.44	$3.64
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Aerospace – 2.4%
Lockheed Martin Corp.	16,603	$3,197,239
United Technologies Corp.	73,587	8,462,505

		$11,659,744

Automotive – 1.3%
Johnson Controls, Inc.	124,950	$6,040,083

Biotechnology – 3.5%
Biogen Idec, Inc. (a)	25,665	$8,711,984
Gilead Sciences, Inc. (a)	28,428	2,679,623
Illumina, Inc. (a)	27,574	5,089,609

		$16,481,216

Broadcasting – 0.8%
Time Warner, Inc.	47,341	$4,043,868

Business Services – 2.9%
Accenture PLC, “A”	50,921	$4,547,755
Cognizant Technology Solutions Corp., “A” (a)	68,669	3,616,110
FleetCor Technologies, Inc. (a)	37,856	5,629,566

		$13,793,431

Cable TV – 2.2%
Comcast Corp., “A”	105,137	$6,098,997
Time Warner Cable, Inc.	30,159	4,585,978

		$10,684,975

Chemicals – 2.0%
CF Industries Holdings, Inc.	15,236	$4,152,419
LyondellBasell Industries N.V., “A”	65,287	5,183,135

		$9,335,554

Computer Software – 3.5%
Citrix Systems, Inc. (a)	93,629	$5,973,530
Microsoft Corp.	134,441	6,244,784
Oracle Corp.	101,663	4,571,785

		$16,790,099

Computer Software – Systems – 5.7%
Apple, Inc.	113,933	$12,575,925
Hewlett-Packard Co.	224,874	9,024,194
Western Digital Corp.	48,847	5,407,363

		$27,007,482

Construction – 0.7%
Pulte Homes, Inc.	145,091	$3,113,653

Consumer Products – 2.2%
Procter & Gamble Co.	115,401	$10,511,877

Consumer Services – 1.0%
TripAdvisor, Inc. (a)	61,491	$4,590,918

Electrical Equipment – 0.6%
General Electric Co.	107,957	$2,728,073

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.7%
Avago Technologies Ltd.	60,397	$6,075,334
Broadcom Corp., “A”	158,458	6,865,985

		$12,941,319

Energy – Independent – 2.6%
EOG Resources, Inc.	66,302	$6,104,425
Marathon Petroleum Corp.	70,074	6,324,879

		$12,429,304

Energy – Integrated – 4.6%
Chevron Corp.	60,387	$6,774,214
Exxon Mobil Corp.	164,024	15,164,019

		$21,938,233

Food & Beverages – 3.2%
Archer Daniels Midland Co.	88,312	$4,592,224
General Mills, Inc.	90,079	4,803,913
Mondelez International, Inc.	166,614	6,052,254

		$15,448,391

Food & Drug Stores – 3.6%
CVS Health Corp.	112,500	$10,834,875
Kroger Co.	98,241	6,308,055

		$17,142,930

Gaming & Lodging – 1.1%
Royal Caribbean Cruises Ltd.	62,397	$5,143,385

General Merchandise – 1.3%
Kohl’s Corp.	101,229	$6,179,018

Health Maintenance Organizations – 1.3%
Anthem, Inc.	50,776	$6,381,020

Insurance – 5.4%
Berkshire Hathaway, Inc., “B” (a)	11,030	$1,656,155
Everest Re Group Ltd.	28,884	4,918,945
MetLife, Inc.	140,723	7,611,707
Prudential Financial, Inc.	79,554	7,196,455
Validus Holdings Ltd.	102,261	4,249,967

		$25,633,229

Internet – 3.4%
Facebook, Inc., “A “ (a)	134,407	$10,486,434
Google, Inc., “A” (a)	5,377	2,853,359
Google, Inc., “C” (a)	5,383	2,833,611

		$16,173,404

Leisure & Toys – 1.3%
Electronic Arts, Inc. (a)	135,216	$6,357,180

Machinery & Tools – 2.4%
Cummins, Inc.	37,831	$5,454,095
Illinois Tool Works, Inc.	26,880	2,545,536
Joy Global, Inc.	69,661	3,240,630

		$11,240,261

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MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 6.2%
Goldman Sachs Group, Inc.	42,142	$8,168,384
JPMorgan Chase & Co.	195,581	12,239,459
Wells Fargo & Co.	169,291	9,280,533

		$29,688,376

Medical Equipment – 2.7%
Abbott Laboratories	121,459	$5,468,084
Thermo Fisher Scientific, Inc.	59,408	7,443,228

		$12,911,312

Metals & Mining – 0.5%
United States Steel Corp.	94,796	$2,534,845

Network & Telecom – 1.1%
Qualcomm, Inc.	72,154	$5,363,207

Oil Services – 0.7%
Ensco PLC, “A”	118,160	$3,538,892

Other Banks & Diversified Financials – 3.3%
Citigroup, Inc.	155,152	$8,395,275
Discover Financial Services	113,498	7,432,984

		$15,828,259

Pharmaceuticals – 6.7%
Bristol-Myers Squibb Co.	137,913	$8,141,004
Johnson & Johnson	64,448	6,739,327
Merck & Co., Inc.	147,282	8,364,145
Pfizer, Inc.	274,696	8,556,780

		$31,801,256

Railroad & Shipping – 1.6%
Union Pacific Corp.	65,430	$7,794,676

Real Estate – 1.1%
Iron Mountain, Inc., REIT	71,676	$2,770,994
Public Storage, Inc., REIT	13,347	2,467,193

		$5,238,187

Restaurants – 1.7%
McDonald’s Corp.	54,640	$5,119,768
YUM! Brands, Inc.	39,917	2,907,953

		$8,027,721

Specialty Stores – 2.8%
AutoZone, Inc. (a)	12,053	$7,462,133
Best Buy Co., Inc.	99,713	3,886,813
Ross Stores, Inc.	22,233	2,095,683

		$13,444,629

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.0%
American Tower Corp., REIT	49,720	$4,914,822

Telephone Services – 2.4%
Frontier Communications Corp.	328,244	$2,189,387
Verizon Communications, Inc.	198,996	9,309,033

		$11,498,420

Tobacco – 2.0%
Lorillard, Inc.	46,364	$2,918,150
Philip Morris International, Inc.	80,324	6,542,390

		$9,460,540

Trucking – 1.1%
United Parcel Service, Inc., “B”	49,241	$5,474,122

Utilities – Electric Power – 3.0%
AES Corp.	322,823	$4,445,273
American Electric Power Co., Inc.	96,180	5,840,050
Edison International	62,144	4,069,189

		$14,354,512

Total Common Stocks (Identified Cost, $364,747,863)		$475,662,423

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,434,210	$2,434,210

Total Investments (Identified Cost, $367,182,073)		$478,096,633

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(294,889)

NET ASSETS – 100.0%		$477,801,744

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $364,747,863)	$475,662,423
Underlying affiliated funds, at cost and value	2,434,210
Total investments, at value (identified cost, $367,182,073)	$478,096,633
Receivables for dividends	468,277
Other assets	4,038
Total assets		$478,568,948
Liabilities
Payable for fund shares reacquired	$680,179
Payable to affiliates
Investment adviser	8,061
Shareholder servicing costs	61
Distribution and/or service fees	1,616
Payable for independent Trustees’ compensation	18
Accrued expenses and other liabilities	77,269
Total liabilities		$767,204
Net assets		$477,801,744
Net assets consist of
Paid-in capital	$324,457,348
Unrealized appreciation (depreciation) on investments	110,914,560
Accumulated net realized gain (loss) on investments	35,325,516
Undistributed net investment income	7,104,320
Net assets		$477,801,744
Shares of beneficial interest outstanding		8,943,804

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$361,501,203	6,756,904	$53.50
Service Class	116,300,541	2,186,900	53.18

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$9,592,266
Dividends from underlying affiliated funds	1,968
Total investment income		$9,594,234
Expenses
Management fee	$2,666,455
Distribution and/or service fees	312,370
Shareholder servicing costs	13,004
Administrative services fee	75,674
Independent Trustees’ compensation	15,235
Custodian fee	51,241
Shareholder communications	31,010
Audit and tax fees	53,215
Legal fees	4,168
Miscellaneous	17,872
Total expenses		$3,240,244
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(750,356)
Net expenses		$2,489,886
Net investment income		$7,104,348
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$69,372,475
Change in unrealized appreciation (depreciation) on investments		$(19,698,576)
Net realized and unrealized gain (loss) on investments		$49,673,899
Change in net assets from operations		$56,778,247

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$7,104,348	$7,685,814
Net realized gain (loss) on investments	69,372,475	57,531,662
Net unrealized gain (loss) on investments	(19,698,576)	82,114,230
Change in net assets from operations	$56,778,247	$147,331,706
Distributions declared to shareholders
From net investment income	$(7,682,407)	$(9,239,051)
Change in net assets from fund share transactions	$(73,074,943)	$(81,956,261)
Total change in net assets	$(23,979,103)	$56,136,394
Net assets
At beginning of period	501,780,847	445,644,453
At end of period (including undistributed net investment income of $7,104,320 and $7,682,379, respectively)	$477,801,744	$501,780,847

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$48.31	$36.15	$31.86	$31.89	$27.84
Income (loss) from investment operations
Net investment income (d)	$0.77	$0.71	$0.72	$0.49	$0.51
Net realized and unrealized gain (loss) on investments	5.28	12.32	4.17	0.10	4.05
Total from investment operations	$6.05	$13.03	$4.89	$0.59	$4.56
Less distributions declared to shareholders
From net investment income	$(0.86)	$(0.87)	$(0.60)	$(0.62)	$(0.51)
Net asset value, end of period (x)	$53.50	$48.31	$36.15	$31.86	$31.89
Total return (%) (k)(r)(s)(x)	12.57	36.40	15.37	1.97	16.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.61	0.64	0.65
Expenses after expense reductions (f)	0.45	0.50	0.60	0.60	0.60
Net investment income	1.53	1.68	2.06	1.52	1.77
Portfolio turnover	41	43	54	77	68
Net assets at end of period (000 omitted)	$361,501	$367,674	$311,265	$315,115	$360,667

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$48.02	$35.93	$31.65	$31.66	$27.66
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.60	$0.62	$0.41	$0.44
Net realized and unrealized gain (loss) on investments	5.23	12.24	4.15	0.11	4.00
Total from investment operations	$5.87	$12.84	$4.77	$0.52	$4.44
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.75)	$(0.49)	$(0.53)	$(0.44)
Net asset value, end of period (x)	$53.18	$48.02	$35.93	$31.65	$31.66
Total return (%) (k)(r)(s)(x)	12.28	36.05	15.10	1.74	16.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.86	0.89	0.90
Expenses after expense reductions (f)	0.70	0.75	0.85	0.85	0.85
Net investment income	1.28	1.44	1.80	1.26	1.52
Portfolio turnover	41	43	54	77	68
Net assets at end of period (000 omitted)	$116,301	$134,107	$134,379	$147,882	$184,799

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

13

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$475,662,423	$—	$—	$475,662,423
Mutual Funds	2,434,210	—	—	2,434,210
Total Investments	$478,096,633	$—	$—	$478,096,633

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$7,682,407	$9,239,051

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$367,251,738
Gross appreciation	118,996,094
Gross depreciation	(8,151,199)
Net unrealized appreciation (depreciation)	$110,844,895
Undistributed ordinary income	7,104,320
Undistributed long-term capital gain	35,395,181

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$5,951,524	$6,891,828
Service Class	1,730,883	2,347,223
Total	$7,682,407	$9,239,051

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.40% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, this management fee reduction amounted to $727,215, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $22,296, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $12,894, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $110.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $2,252 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $845, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $198,415,827 and $269,874,135, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	73,782	$3,701,939	54,971	$2,333,113
Service Class	29,988	1,480,042	5,220	211,518
	103,770	$5,181,981	60,191	$2,544,631
Shares issued to shareholders in reinvestment of distributions
Initial Class	114,717	$5,951,524	163,468	$6,891,828
Service Class	33,538	1,730,883	55,966	2,347,223
	148,255	$7,682,407	219,434	$9,239,051
Shares reacquired
Initial Class	(1,041,546)	$(52,431,317)	(1,218,111)	$(51,430,547)
Service Class	(669,301)	(33,508,014)	(1,008,597)	(42,309,396)
	(1,710,847)	$(85,939,331)	(2,226,708)	$(93,739,943)
Net change
Initial Class	(853,047)	$(42,777,854)	(999,672)	$(42,205,606)
Service Class	(605,775)	(30,297,089)	(947,411)	(39,750,655)
	(1,458,822)	$(73,074,943)	(1,947,083)	$(81,956,261)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,810 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	385,807	67,148,760	(65,100,357)	2,434,210

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,968	$2,434,210

17

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

18

MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

19

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Krummell

21

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

22

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

23

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2014

MFS® BOND PORTFOLIO

MFS® Variable Insurance Trust II

BDS-ANN

MFS® BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	71.5%
High Yield Corporates	22.1%
Emerging Markets Bonds	2.9%
Commercial Mortgage-Backed Securities	0.7%
Non-U.S. Government Bonds	0.2%
Collateralized Debt Obligations	0.2%
Asset-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	0.4%
A	18.0%
BBB	55.8%
BB	18.5%
B	4.8%
CCC (o)	0.0%
C	0.1%
D (o)	0.0%
Not Rated (o)	0.0%
Cash & Other	2.4%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	9.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Bond Portfolio (“fund”) provided a total return of 5.78%, while Service Class shares of the fund provided a total return of 5.59%. These compare with a return of 7.53% over the same period for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

The fund’s yield curve (y) positioning, particularly a lesser exposure to shifts in the long end of the yield curve (centered around maturities of 10 or more years), was a negative factor for performance relative to the Barclays U.S. Credit Bond Index as interest rates decreased during the period.

A greater exposure to “BBB” rated (r) bonds and below weighed on relative performance. A lesser exposure to debt in the utility-electric sector also hindered relative returns as this sector turned in positive results for the reporting period.

Contributors to Performance

A lesser exposure to “AAA” and “AA” rated bonds benefited relative performance. Additionally, a greater exposure to corporate bonds in both the industrial and financial (excluding banks) sectors further supported relative performance as both sectors generated positive relative performance during the period. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was an additional contributor to relative results.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	5.78%	6.78%	5.82%
Service Class	8/24/01	5.59%	6.53%	5.57%

Comparative benchmark
Barclays U.S. Credit Bond Index (f)		7.53%	6.25%	5.46%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.64%	$1,000.00	$1,007.33	$3.24
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
Service Class	Actual	0.89%	$1,000.00	$1,006.70	$4.50
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.63%, $3.19 and $3.21 for Initial Class and 0.88%, $4.45 and $4.48 for Service Class. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

5

MFS Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.4%
Apparel Manufacturers – 0.6%
Hanesbrands, Inc., 6.375%, 12/15/20	$1,569,000	$1,663,140
PVH Corp., 4.5%, 12/15/22	190,000	187,625

		$1,850,765

Asset-Backed & Securitized – 0.9%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40 (z)	$270,998	$161,745
Commercial Mortgage Acceptance Corp., FRN, 1.99%, 9/15/30 (i)	197,874	8,081
Falcon Franchise Loan LLC, FRN, 19.164%, 1/05/25 (i)(z)	104,716	26,441
GMAC LLC, FRN, 8.072%, 4/15/34 (d)(n)(q)	185,522	96,708
Greenwich Capital Commercial Funding Corp., FRN, 5.818%, 7/10/38	350,000	368,855
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.787%, 6/15/49	1,195,039	1,283,278
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.458%, 7/15/42 (n)	765,072	167,398
KKR Financial CLO Ltd., “C”, FRN, 1.682%, 5/15/21 (n)	505,395	501,711
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.175%, 2/18/30 (i)	261,237	5,905
Morgan Stanley Capital I, Inc., FRN, 0.938%, 11/15/30 (i)(n)	1,001,057	23,352

		$2,643,474

Automotive – 5.5%
American Honda Finance Corp., 2.125%, 2/28/17 (n)	$1,672,000	$1,702,581
Delphi Corp., 6.125%, 5/15/21	742,000	808,780
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	560,000	579,739
General Motors Co., 6.25%, 10/02/43	1,257,000	1,501,612
General Motors Financial Co., 2.75%, 5/15/16	170,000	172,763
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	1,061,000	1,095,210
Harley-Davidson Financial Services, Inc., 2.7%, 3/15/17 (n)	942,000	965,281
Lear Corp., 8.125%, 3/15/20	1,661,000	1,748,203
Lear Corp., 4.75%, 1/15/23	787,000	785,033
Lear Corp., 5.375%, 3/15/24	690,000	705,525
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (n)	908,000	913,965
TRW Automotive, Inc., 4.5%, 3/01/21 (n)	940,000	944,700
TRW Automotive, Inc., 7.25%, 3/15/17 (n)	1,613,000	1,782,365
Volkswagen International Finance N.V., 1.15%, 11/20/15 (n)	1,895,000	1,902,254
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)	500,000	509,320

		$16,117,331

Issuer	Shares/Par	Value ($)

BONDS – continued
Biotechnology – 0.9%
Life Technologies Corp., 6%, 3/01/20	$2,172,000	$2,481,434

Broadcasting – 1.9%
Discovery Communications, Inc., 4.875%, 4/01/43	$1,022,000	$1,053,703
Grupo Televisa S.A.B., 5%, 5/13/45	269,000	271,536
News America, Inc., 8.5%, 2/23/25	770,000	1,043,613
Omnicom Group, Inc., 3.625%, 5/01/22	1,283,000	1,317,120
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	578,000	575,094
SES S.A., 3.6%, 4/04/23 (n)	346,000	349,484
Time Warner, Inc., 5.35%, 12/15/43	685,000	778,007

		$5,388,557

Brokerage & Asset Managers – 0.1%
Franklin Resources, Inc., 1.375%, 9/15/17	$374,000	$372,640

Building – 2.2%
CEMEX Finance LLC, 6%, 4/01/24 (n)	$1,198,000	$1,168,050
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)	599,000	581,030
Martin Marietta Materials, Inc., 4.25%, 7/02/24	850,000	870,719
Mohawk Industries, Inc., 6.125%, 1/15/16	1,625,000	1,701,721
Mohawk Industries, Inc., 3.85%, 2/01/23	999,000	999,402
Owens Corning, Inc., 6.5%, 12/01/16	26,000	28,336
Owens Corning, Inc., 4.2%, 12/15/22	914,000	927,599

		$6,276,857

Business Services – 0.8%
Equinix, Inc., 5.75%, 1/01/25	$285,000	$287,494
Fidelity National Information Services, Inc., 2%, 4/15/18	135,000	134,271
Fidelity National Information Services, Inc., 5%, 3/15/22	1,270,000	1,346,905
Fidelity National Information Services, Inc., 3.5%, 4/15/23	416,000	413,505

		$2,182,175

Cable TV – 3.2%
CCO Holdings LLC, 5.25%, 9/30/22	$1,395,000	$1,391,513
Comcast Corp., 4.65%, 7/15/42	628,000	687,354
Comcast Corp., 4.75%, 3/01/44	1,220,000	1,359,558
Cox Communications, Inc., 6.25%, 6/01/18 (n)	261,000	294,704
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	578,000	572,310
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	25,000	25,750
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)	1,375,000	1,405,938
Time Warner Cable, Inc., 8.25%, 4/01/19	850,000	1,040,520
Time Warner Cable, Inc., 5%, 2/01/20	354,000	390,103
Time Warner Cable, Inc., 4.5%, 9/15/42	80,000	82,235
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	266,000	399,196
Videotron Ltd., 5%, 7/15/22	1,555,000	1,582,213

		$9,231,394

6

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – 2.9%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	$1,356,000	$1,342,440
CF Industries, Inc., 5.15%, 3/15/34	753,000	787,637
CF Industries, Inc., 3.45%, 6/01/23	62,000	60,608
CF Industries, Inc., 4.95%, 6/01/43	356,000	357,307
Dow Chemical Co., 8.55%, 5/15/19	1,413,000	1,756,707
LYB International Finance B.V., 4.875%, 3/15/44	676,000	695,445
LyondellBasell Industries N.V., 5%, 4/15/19	939,000	1,024,227
LyondellBasell Industries N.V., 6%, 11/15/21	1,256,000	1,445,605
Monsanto Co., 4.7%, 7/15/64	1,025,000	1,074,738

		$8,544,714

Computer Software – 0.5%
Oracle Corp., 3.4%, 7/08/24	$1,107,000	$1,131,434
VeriSign, Inc., 4.625%, 5/01/23	425,000	416,500

		$1,547,934

Computer Software – Systems – 0.2%
Seagate HDD Cayman, 3.75%, 11/15/18 (n)	$442,000	$453,603

Conglomerates – 0.4%
Roper Industries, Inc., 1.85%, 11/15/17	$1,171,000	$1,172,511

Consumer Products – 0.9%
Hasbro, Inc., 5.1%, 5/15/44	$1,138,000	$1,191,775
Mattel, Inc., 1.7%, 3/15/18	393,000	388,098
Mattel, Inc., 5.45%, 11/01/41	460,000	521,308
Newell Rubbermaid, Inc., 2.05%, 12/01/17	589,000	587,250

		$2,688,431

Consumer Services – 1.1%
ADT Corp., 4.125%, 6/15/23	$1,915,000	$1,733,075
Service Corp. International, 5.375%, 1/15/22	170,000	174,250
Service Corp. International, 5.375%, 5/15/24	1,220,000	1,244,400

		$3,151,725

Containers – 1.3%
Ball Corp., 5%, 3/15/22	$1,206,000	$1,242,180
Ball Corp., 4%, 11/15/23	691,000	666,815
Crown American LLC, 4.5%, 1/15/23	1,853,000	1,797,410

		$3,706,405

Defense Electronics – 0.5%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$1,358,000	$1,567,841

Electronics – 1.5%
Flextronics International Ltd., 4.625%, 2/15/20	$2,018,000	$2,048,270
Jabil Circuit, Inc., 4.7%, 9/15/22	399,000	397,005
Micron Technology, Inc., 5.5%, 2/01/25 (n)	890,000	898,900
Tyco Electronics Group S.A., 6.55%, 10/01/17	360,000	405,255
Tyco Electronics Group S.A., 2.375%, 12/17/18	229,000	230,973
Tyco Electronics Group S.A., 3.5%, 2/03/22	252,000	260,237

		$4,240,640

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – 0.7%
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)	$285,000	$304,095
Comision Federal de Electricidad, 5.75%, 2/14/42	465,000	496,155
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)	956,000	965,560
NOVA Chemicals Corp., 5%, 5/01/25 (n)	180,000	178,650
Petroleos Mexicanos, 5.5%, 6/27/44 (n)	10,000	10,200

		$1,954,660

Energy – Independent – 4.0%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,337,000	$1,486,580
Anadarko Petroleum Corp., 4.5%, 7/15/44	1,075,000	1,043,261
Canadian Natural Resources Ltd., 3.8%, 4/15/24	52,000	51,025
Cimarex Energy Co., 4.375%, 6/01/24	1,467,000	1,400,985
Concho Resources, Inc., 5.5%, 4/01/23	1,203,000	1,208,654
Continental Resources, Inc., 4.9%, 6/01/44	516,000	437,032
Continental Resources, Inc., 4.5%, 4/15/23	492,000	467,966
EQT Corp., 4.875%, 11/15/21	253,000	273,318
Hess Corp., 8.125%, 2/15/19	440,000	523,508
Hess Corp., 3.5%, 7/15/24	680,000	649,441
Noble Energy, Inc., 4.15%, 12/15/21	1,920,000	1,957,826
Pioneer Natural Resources Co., 7.5%, 1/15/20	1,518,000	1,779,949
SM Energy Co., 6.125%, 11/15/22 (n)	330,000	310,200

		$11,589,745

Entertainment – 0.1%
Carnival Corp., 1.875%, 12/15/17	$435,000	$431,779

Financial Institutions – 4.2%
CIT Group, Inc., 4.25%, 8/15/17	$353,000	$360,060
CIT Group, Inc., 5.25%, 3/15/18	365,000	380,513
CIT Group, Inc., 6.625%, 4/01/18 (n)	1,900,000	2,061,500
CIT Group, Inc., 5.5%, 2/15/19 (n)	781,000	823,955
General Electric Capital Corp., 1.6%, 11/20/17	883,000	888,492
General Electric Capital Corp., 5.5%, 1/08/20	1,470,000	1,682,527
General Electric Capital Corp., 3.15%, 9/07/22	1,000,000	1,018,516
International Lease Finance Corp., 7.125%, 9/01/18 (n)	570,000	638,400
International Lease Finance Corp., 5.875%, 8/15/22	1,000,000	1,085,000
SLM Corp., 6.25%, 1/25/16	1,212,000	1,260,480
SLM Corp., 6%, 1/25/17	1,147,000	1,201,483
SLM Corp., 4.875%, 6/17/19	161,000	161,467
SLM Corp., 8%, 3/25/20	468,000	516,967

		$12,079,360

Food & Beverages – 5.5%
Anheuser-Busch Inbev S.A., 4.625%, 2/01/44	$926,000	$1,007,184
BRF S.A., 4.75%, 5/22/24	1,548,000	1,503,495
Constellation Brands, Inc., 7.25%, 9/01/16	1,119,000	1,208,520

7

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Constellation Brands, Inc., 4.25%, 5/01/23	$965,000	$957,763
Heineken N.V., 1.4%, 10/01/17 (n)	114,000	113,351
J.M. Smucker Co., 3.5%, 10/15/21	880,000	916,994
Kraft Foods Group, Inc., 6.5%, 2/09/40	1,959,000	2,518,042
Mead Johnson Nutrition Co., 4.6%, 6/01/44	1,093,000	1,147,746
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	831,000	954,551
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	1,341,000	1,399,615
Smithfield Foods, Inc., 6.625%, 8/15/22	348,000	363,660
Tyson Foods, Inc., 6.6%, 4/01/16	2,229,000	2,376,573
Tyson Foods, Inc., 4.5%, 6/15/22	598,000	647,446
Tyson Foods, Inc., 5.15%, 8/15/44	368,000	413,328
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)	505,000	511,531

		$16,039,799

Food & Drug Stores – 1.5%
CVS Health Corp., 3.25%, 5/18/15	$296,000	$298,869
CVS Health Corp., 5.75%, 6/01/17	200,000	220,743
CVS Health Corp., 2.75%, 12/01/22	500,000	486,991
CVS Health Corp., 5.75%, 5/15/41	1,465,000	1,823,298
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19	1,433,000	1,440,291

		$4,270,192

Forest & Paper Products – 1.5%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$806,000	$906,942
International Paper Co., 6%, 11/15/41	860,000	1,006,828
International Paper Co., 4.8%, 6/15/44	994,000	1,015,077
Packaging Corp. of America, 3.9%, 6/15/22	712,000	730,261
Packaging Corp. of America, 3.65%, 9/15/24	850,000	836,732

		$4,495,840

Gaming & Lodging – 0.8%
Host Hotels & Resorts, Inc., REIT, 4.75%, 3/01/23	$157,000	$166,836
Wyndham Worldwide Corp., 2.5%, 3/01/18	811,000	809,614
Wyndham Worldwide Corp., 4.25%, 3/01/22	1,227,000	1,253,225

		$2,229,675

Insurance – 1.7%
American International Group, Inc., 6.4%, 12/15/20	$1,200,000	$1,430,964
American International Group, Inc., 4.5%, 7/16/44	1,417,000	1,497,076
Unum Group, 7.125%, 9/30/16	500,000	546,330
Unum Group, 4%, 3/15/24	637,000	650,559
UnumProvident Corp., 6.85%, 11/15/15 (n)	686,000	718,549

		$4,843,478

Insurance – Health – 1.2%
CIGNA Corp., 2.75%, 11/15/16	$1,400,000	$1,438,030
Humana, Inc., 7.2%, 6/15/18	1,157,000	1,351,590
Wellpoint, Inc., 1.875%, 1/15/18	618,000	617,874

		$3,407,494

Insurance – Property & Casualty – 3.0%
Aon PLC, 4.6%, 6/14/44	$237,000	$246,118
AXIS Capital Holdings Ltd., 5.875%, 6/01/20	190,000	215,228

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – continued
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67	$279,000	$299,102
CNA Financial Corp., 5.875%, 8/15/20	1,570,000	1,792,210
Liberty Mutual Group, Inc., 4.85%, 8/01/44 (n)	951,000	966,667
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	678,000	689,462
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	900,000	1,000,278
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24	779,000	776,270
Swiss Re Ltd., 4.25%, 12/06/42 (n)	468,000	484,938
XL Group PLC, 5.75%, 10/01/21	1,110,000	1,289,443
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	896,000	954,240

		$8,713,956

International Market Quasi-Sovereign – 0.2%
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	$542,000	$617,880

Machinery & Tools – 0.2%
United Rentals North America, Inc., 5.75%, 11/15/24	$680,000	$700,400

Major Banks – 8.3%
Bank of America Corp., 2%, 1/11/18	$3,000,000	$2,997,720
Bank of America Corp., 7.625%, 6/01/19	500,000	604,306
Bank of America Corp., 5.625%, 7/01/20	185,000	210,639
Bank of America Corp., 4.125%, 1/22/24	1,917,000	2,013,147
Bank of America Corp., 4.875%, 4/01/44	459,000	507,097
Bank of America Corp., FRN, 5.2%, 12/31/49	637,000	588,429
Goldman Sachs Group, Inc., 5.625%, 1/15/17	1,123,000	1,204,589
Goldman Sachs Group, Inc., 4.8%, 7/08/44	904,000	968,255
JPMorgan Chase & Co., 4.25%, 10/15/20	893,000	960,064
JPMorgan Chase & Co., 4.5%, 1/24/22	1,500,000	1,637,628
JPMorgan Chase & Co., 3.25%, 9/23/22	904,000	909,266
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49	1,221,000	1,289,681
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	349,000	369,642
Morgan Stanley, 5.75%, 10/18/16	906,000	973,045
Morgan Stanley, 5.5%, 7/28/21	1,245,000	1,412,927
PNC Funding Corp., 5.625%, 2/01/17	1,095,000	1,181,827
Regions Financial Corp., 2%, 5/15/18	1,460,000	1,445,802
Royal Bank of Scotland PLC, 2.55%, 9/18/15	1,054,000	1,064,538
Wachovia Corp., 6.605%, 10/01/25	1,270,000	1,566,083
Wells Fargo & Co., 4.1%, 6/03/26	1,000,000	1,022,057
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	1,106,000	1,114,295

		$24,041,037

Medical & Health Technology & Services – 3.2%
Becton, Dickinson and Co., 3.734%, 12/15/24	$348,000	$358,147

8

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Becton, Dickinson and Co., 4.685%, 12/15/44	$666,000	$717,256
Davita, Inc., 6.625%, 11/01/20	2,018,000	2,118,900
Fresenius Medical Care AG & Co. KGaA, 9%, 7/15/15 (n)	1,775,000	1,828,250
Fresenius Medical Care US Finance II, Inc., 6.5%, 9/15/18 (n)	734,000	811,070
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)	189,000	190,418
HCA, Inc., 4.75%, 5/01/23	910,000	925,925
McKesson Corp., 5.7%, 3/01/17	770,000	836,255
McKesson Corp., 7.5%, 2/15/19	120,000	143,370
McKesson Corp., 2.7%, 12/15/22	158,000	151,168
Universal Health Services, Inc., 4.75%, 8/01/22 (n)	1,260,000	1,260,000

		$9,340,759

Medical Equipment – 0.5%
Medtronic, Inc., 3.5%, 3/15/25 (n)	$1,061,000	$1,085,371
Medtronic, Inc., 4.375%, 3/15/35 (n)	406,000	430,708

		$1,516,079

Metals & Mining – 1.4%
Consol Energy, Inc., 5.875%, 4/15/22 (n)	$875,000	$813,750
Kinross Gold Corp., 5.95%, 3/15/24 (n)	240,000	225,202
Plains Exploration & Production Co., 6.875%, 2/15/23	1,235,000	1,373,938
Rio Tinto Finance (USA) Ltd., 3.75%, 9/20/21	600,000	616,681
Southern Copper Corp., 6.75%, 4/16/40	880,000	923,120

		$3,952,691

Midstream – 6.5%
Access Midstream Partner LP, 4.875%, 3/15/24	$1,200,000	$1,218,000
AmeriGas Finance LLC, 7%, 5/20/22	475,000	491,625
El Paso Corp., 7.75%, 1/15/32	465,000	571,950
El Paso Pipeline Partners LP, 6.5%, 4/01/20	306,000	346,019
Energy Transfer Partners LP, 9.7%, 3/15/19	213,000	267,340
Energy Transfer Partners LP, 5.15%, 2/01/43	1,112,000	1,100,465
Enterprise Products Operating LLC, 3.9%, 2/15/24	406,000	413,506
Enterprise Products Operating LLC, 4.85%, 3/15/44	362,000	377,464
Enterprise Products Partners LP, 6.3%, 9/15/17	540,000	603,766
Enterprise Products Partners LP, 4.45%, 2/15/43	473,000	467,328
Enterprise Products Partners LP, 7.034% to 1/15/18, FRN to 1/15/68	267,000	292,866
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	370,000	424,991
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	581,000	695,089
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	670,000	671,373

Issuer	Shares/Par	Value ($)

BONDS – continued
Midstream – continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23	$1,121,000	$1,078,963
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/24	365,000	356,788
NiSource Finance Corp., 3.85%, 2/15/23	1,106,000	1,145,960
NiSource Finance Corp., 4.8%, 2/15/44	761,000	810,804
ONEOK Partners LP, 2%, 10/01/17	447,000	444,536
ONEOK, Inc., 4.25%, 2/01/22	1,093,000	1,000,372
Plains All American Pipeline LP, 3.6%, 11/01/24	619,000	607,682
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	1,467,000	1,433,993
Spectra Energy Capital LLC, 8%, 10/01/19	942,000	1,139,920
Sunoco Logistics Partners LP, 5.3%, 4/01/44	692,000	697,502
Sunoco Logistics Partners LP, 5.35%, 5/15/45	400,000	404,427
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19 (n)	60,000	57,750
Williams Cos., Inc., 3.7%, 1/15/23	1,254,000	1,126,200
Williams Cos., Inc., 5.75%, 6/24/44	750,000	652,393

		$18,899,072

Network & Telecom – 2.8%
CenturyLink, Inc., 7.6%, 9/15/39	$1,282,000	$1,269,180
Verizon Communications, Inc., 2.625%, 2/21/20 (n)	1,156,000	1,142,783
Verizon Communications, Inc., 4.5%, 9/15/20	1,471,000	1,597,149
Verizon Communications, Inc., 5.05%, 3/15/34	929,000	990,988
Verizon Communications, Inc., 6%, 4/01/41	690,000	813,255
Verizon Communications, Inc., 6.55%, 9/15/43	1,779,000	2,279,164

		$8,092,519

Oils – 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/44	$910,000	$859,409

Other Banks & Diversified Financials – 3.0%
BPCE S.A., 4.5%, 3/15/25 (n)	$760,000	$742,617
Capital One Bank (USA) N.A., 3.375%, 2/15/23	1,200,000	1,193,329
Capital One Financial Corp., 3.75%, 4/24/24	796,000	813,193
Citigroup, Inc., 3.75%, 6/16/24	1,606,000	1,642,724
Discover Bank, 7%, 4/15/20	2,197,000	2,589,259
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)	703,000	682,272
Macquarie Group Ltd., 3%, 12/03/18 (n)	1,029,000	1,053,563

		$8,716,957

Personal Computers & Peripherals – 0.3%
Equifax, Inc., 3.3%, 12/15/22	$849,000	$839,401

Pharmaceuticals – 4.6%
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	$554,000	$563,735
Celgene Corp., 1.9%, 8/15/17	1,583,000	1,588,688

9

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – continued
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)	$3,159,000	$3,337,073
Gilead Sciences, Inc., 3.7%, 4/01/24	1,189,000	1,247,060
Gilead Sciences, Inc., 4.5%, 2/01/45	488,000	521,574
Hospira, Inc., 6.05%, 3/30/17	906,000	976,873
Hospira, Inc., 5.2%, 8/12/20	360,000	386,217
Mylan, Inc., 2.55%, 3/28/19	399,000	397,468
Mylan, Inc., 3.125%, 1/15/23 (n)	500,000	483,440
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22	931,000	906,849
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (n)	784,000	789,880
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	1,013,000	1,080,111
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	320,000	318,782
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	414,000	403,079
Watson Pharmaceuticals, Inc., 4.625%, 10/01/42	347,000	340,037

		$13,340,866

Pollution Control – 0.5%
Republic Services, Inc., 5.25%, 11/15/21	$1,160,000	$1,313,449

Printing & Publishing – 0.4%
Gannett Co., Inc., 5.125%, 10/15/19	$1,222,000	$1,249,495

Railroad & Shipping – 0.5%
Canadian Pacific Railway Co., 7.25%, 5/15/19	$424,000	$506,926
Canadian Pacific Railway Co., 4.5%, 1/15/22	400,000	439,240
CSX Corp., 7.375%, 2/01/19	365,000	437,093

		$1,383,259

Real Estate – Healthcare – 0.2%
HCP, Inc., REIT, 3.875%, 8/15/24	$707,000	$718,183

Real Estate – Office – 0.8%
Boston Properties LP, REIT, 3.7%, 11/15/18	$754,000	$795,041
Boston Properties LP, REIT, 3.85%, 2/01/23	1,131,000	1,174,065
Vornado Realty LP, REIT, 2.5%, 6/30/19	422,000	418,344

		$2,387,450

Real Estate – Retail – 0.6%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$503,000	$499,811
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	1,026,000	1,341,996

		$1,841,807

Restaurants – 0.3%
YUM! Brands, Inc., 5.35%, 11/01/43	$753,000	$823,445

Retailers – 3.3%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$1,042,000	$1,086,905
Best Buy Co., Inc., 5%, 8/01/18	935,000	967,141
Dollar General Corp., 4.125%, 7/15/17	2,144,000	2,211,283

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – continued
Gap, Inc., 5.95%, 4/12/21	$2,613,000	$2,973,610
Home Depot, Inc., 4.875%, 2/15/44	641,000	745,026
Limited Brands, Inc., 7%, 5/01/20	1,441,000	1,635,535

		$9,619,500

Specialty Chemicals – 0.8%
Ecolab, Inc., 4.35%, 12/08/21	$804,000	$876,030
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)	1,265,000	1,312,438
Mexichem S.A.B. de C.V., 5.875%, 9/17/44 (n)	220,000	207,900

		$2,396,368

Telecommunications – Wireless – 2.4%
American Tower Corp., REIT, 4.625%, 4/01/15	$1,770,000	$1,785,872
American Tower Corp., REIT, 4.5%, 1/15/18	1,150,000	1,221,285
American Tower Corp., REIT, 3.5%, 1/31/23	371,000	358,463
Crown Castle International Corp., 5.25%, 1/15/23	470,000	479,400
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	955,000	1,096,953
Rogers Communications, Inc., 5%, 3/15/44	609,000	665,984
SBA Tower Trust, 2.898%, 10/15/19 (n)	1,081,000	1,083,848
Vodafone Group PLC, 5.625%, 2/27/17	201,000	217,793

		$6,909,598

Tobacco – 2.3%
Altria Group, Inc., 2.95%, 5/02/23	$1,400,000	$1,353,754
Altria Group, Inc., 4%, 1/31/24	231,000	240,836
B.A.T. International Finance PLC, 2.125%, 6/07/17 (n)	1,052,000	1,061,844
Lorillard Tobacco Co., 2.3%, 8/21/17	945,000	951,098
Lorillard Tobacco Co., 8.125%, 6/23/19	733,000	888,636
Philip Morris International, Inc., 4.875%, 11/15/43	892,000	994,428
Reynolds American, Inc., 6.75%, 6/15/17	1,100,000	1,225,401

		$6,715,997

Transportation – Services – 0.4%
ERAC USA Finance Co., 6.375%, 10/15/17 (n)	$200,000	$224,576
ERAC USA Finance Co., 7%, 10/15/37 (n)	421,000	567,345
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	272,000	275,848

		$1,067,769

Utilities – Electric Power – 3.0%
Alabama Power Co., 4.15%, 8/15/44	$479,000	$502,889
American Electric Power Co., Inc., 1.65%, 12/15/17	487,000	487,163
Berkshire Hathaway Energy, 4.5%, 2/01/45 (z)	597,000	624,670
CMS Energy Corp., 6.25%, 2/01/20	1,010,000	1,169,488
CMS Energy Corp., 5.05%, 3/15/22	209,000	234,312
Duke Energy Corp., 1.625%, 8/15/17	488,000	488,360
EDP Finance B.V., 4.125%, 1/15/20 (n)	517,000	519,895

10

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
EDP Finance B.V., 5.25%, 1/14/21 (n)	$400,000	$420,904
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	304,000	305,700
NRG Energy, Inc., 6.25%, 7/15/22	1,400,000	1,431,500
PPL Capital Funding, Inc., 5%, 3/15/44	590,000	656,631
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	1,057,000	1,187,939
PSEG Power LLC, 5.32%, 9/15/16	288,000	307,772
Waterford 3 Funding Corp., 8.09%, 1/02/17	365,174	365,225

		$8,702,448

Total Bonds (Identified Cost, $269,628,946)		$279,720,247

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 2.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	7,326,058	$7,326,058

Total Investments (Identified Cost, $276,955,004)		$287,046,305

OTHER ASSETS, LESS LIABILITIES – 1.1%		3,328,128

NET ASSETS – 100.0%		$290,374,433

(d)	In default.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $56,455,667, representing 19.4% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40	3/01/06	$270,998	$161,745
Berkshire Hathaway Energy, 4.5%, 2/01/45	12/01/14	591,878	624,670
Falcon Franchise Loan LLC, FRN, 19.164%, 1/05/25	1/29/03	7,863	26,441
Total Restricted Securities			$812,856
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

11

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $269,628,946)	$279,720,247
Underlying affiliated funds, at cost and value	7,326,058
Total investments, at value (identified cost, $276,955,004)	$287,046,305
Cash	17,199
Receivables for
Fund shares sold	275,236
Interest	3,562,867
Receivable from investment adviser	4,172
Other assets	2,804
Total assets		$290,908,583
Liabilities
Payable for fund shares reacquired	$462,601
Payable to affiliates
Shareholder servicing costs	54
Distribution and/or service fees	2,891
Payable for independent Trustees’ compensation	45
Accrued expenses and other liabilities	68,559
Total liabilities		$534,150
Net assets		$290,374,433
Net assets consist of
Paid-in capital	$269,258,248
Unrealized appreciation (depreciation) on investments	10,091,301
Accumulated distributions in excess of net realized gain on investments	(12,576)
Undistributed net investment income	11,037,460
Net assets		$290,374,433
Shares of beneficial interest outstanding		24,898,669

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$79,041,988	6,719,945	$11.76
Service Class	211,332,445	18,178,724	11.63

See Notes to Financial Statements

12

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$12,668,749
Dividends from underlying affiliated funds	11,747
Total investment income		$12,680,496
Expenses
Management fee	$1,791,912
Distribution and/or service fees	543,116
Shareholder servicing costs	12,108
Administrative services fee	50,788
Independent Trustees’ compensation	9,117
Custodian fee	37,384
Shareholder communications	17,510
Audit and tax fees	72,995
Legal fees	2,740
Miscellaneous	19,413
Total expenses		$2,557,083
Fees paid indirectly	(65)
Reduction of expenses by investment adviser	(65,868)
Net expenses		$2,491,150
Net investment income		$10,189,346
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$2,902,673
Change in unrealized appreciation (depreciation) on investments		$3,205,635
Net realized and unrealized gain (loss) on investments		$6,108,308
Change in net assets from operations		$16,297,654

See Notes to Financial Statements

13

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$10,189,346	$9,971,324
Net realized gain (loss) on investments	2,902,673	1,569,999
Net unrealized gain (loss) on investments	3,205,635	(13,036,800)
Change in net assets from operations	$16,297,654	$(1,495,477)
Distributions declared to shareholders
From net investment income	$(10,948,230)	$(12,220,034)
From net realized gain on investments	(776,199)	(5,130,772)
Total distributions declared to shareholders	$(11,724,429)	$(17,350,806)
Change in net assets from fund share transactions	$(7,423,215)	$20,928,492
Total change in net assets	$(2,849,990)	$2,082,209
Net assets
At beginning of period	293,224,423	291,142,214
At end of period (including undistributed net investment income of $11,037,460 and $10,947,859, respectively)	$290,374,433	$293,224,423

See Notes to Financial Statements

14

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.58	$12.36	$11.67	$11.49	$10.84
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.50	$0.57	$0.58
Net realized and unrealized gain (loss) on investments	0.24	(0.48)	0.80	0.18	0.57
Total from investment operations	$0.67	$(0.05)	$1.30	$0.75	$1.15
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.52)	$(0.61)	$(0.57)	$(0.50)
From net realized gain on investments	(0.03)	(0.21)	—	—	—
Total distributions declared to shareholders	$(0.49)	$(0.73)	$(0.61)	$(0.57)	$(0.50)
Net asset value, end of period (x)	$11.76	$11.58	$12.36	$11.67	$11.49
Total return (%) (k)(r)(s)(x)	5.78	(0.27)	11.31	6.63	10.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.68	0.70	0.72
Expenses after expense reductions (f)	0.65	0.67	0.68	N/A	N/A
Net investment income	3.59	3.54	4.13	4.85	5.17
Portfolio turnover	36	38	57	55	58
Net assets at end of period (000 omitted)	$79,042	$81,921	$95,361	$90,822	$95,584

See Notes to Financial Statements

15

MFS Bond Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.45	$12.23	$11.56	$11.40	$10.76
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.39	$0.47	$0.53	$0.55
Net realized and unrealized gain (loss) on investments	0.25	(0.47)	0.78	0.18	0.57
Total from investment operations	$0.64	$(0.08)	$1.25	$0.71	$1.12
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.49)	$(0.58)	$(0.55)	$(0.48)
From net realized gain on investments	(0.03)	(0.21)	—	—	—
Total distributions declared to shareholders	$(0.46)	$(0.70)	$(0.58)	$(0.55)	$(0.48)
Net asset value, end of period (x)	$11.63	$11.45	$12.23	$11.56	$11.40
Total return (%) (k)(r)(s)(x)	5.59	(0.51)	11.00	6.30	10.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	0.93	0.95	0.97
Expenses after expense reductions (f)	0.90	0.92	0.93	N/A	N/A
Net investment income	3.34	3.29	3.86	4.59	4.90
Portfolio turnover	36	38	57	55	58
Net assets at end of period (000 omitted)	$211,332	$211,303	$195,781	$165,367	$146,977

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

16

MFS Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

17

MFS Bond Portfolio

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$2,572,540	$—	$2,572,540
U.S. Corporate Bonds	—	242,186,457	—	242,186,457
Commercial Mortgage-Backed Securities	—	1,980,018	—	1,980,018
Asset-Backed Securities (including CDOs)	—	663,456	—	663,456
Foreign Bonds	—	32,317,776	—	32,317,776
Mutual Funds	7,326,058	—	—	7,326,058
Total Investments	$7,326,058	$279,720,247	$—	$287,046,305

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the

18

MFS Bond Portfolio

Notes to Financial Statements – continued

future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$10,948,230	$15,106,585
Long-term capital gains	776,199	2,244,221
Total distributions	$11,724,429	$17,350,806

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$279,009,241
Gross appreciation	10,519,816
Gross depreciation	(2,482,752)
Net unrealized appreciation (depreciation)	$8,037,064
Undistributed ordinary income	11,493,580
Undistributed long-term capital gain	1,594,140
Other temporary differences	(8,599)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$3,058,073	$3,749,442	$207,005	$1,517,318
Service Class	7,890,157	8,470,592	569,194	3,613,454
Total	$10,948,230	$12,220,034	$776,199	$5,130,772

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.60%
Average daily net assets in excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $13,766, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Effective August 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 through December 31, 2014, this reduction amounted to $51,583, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

19

MFS Bond Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $11,934, which equated to 0.0040% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $174.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $1,399 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $519, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,970,531	$3,153,153
Investments (non-U.S. Government securities)	$102,251,014	$97,764,487

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	358,376	$4,245,360	702,584	$8,435,409
Service Class	2,124,964	24,955,363	4,292,770	51,374,935
	2,483,340	$29,200,723	4,995,354	$59,810,344

20

MFS Bond Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	277,643	$3,265,078	468,573	$5,266,760
Service Class	726,748	8,459,351	1,085,718	12,084,046
	1,004,391	$11,724,429	1,554,291	$17,350,806
Shares reacquired
Initial Class	(991,212)	$(11,740,077)	(1,811,428)	$(21,644,615)
Service Class	(3,126,345)	(36,608,290)	(2,928,484)	(34,588,043)
	(4,117,557)	$(48,348,367)	(4,739,912)	$(56,232,658)
Net change
Initial Class	(355,193)	$(4,229,639)	(640,271)	$(7,942,446)
Service Class	(274,633)	(3,193,576)	2,450,004	28,870,938
	(629,826)	$(7,423,215)	1,809,733	$20,928,492

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,108 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,504,889	89,992,059	(102,170,890)	7,326,058

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$11,747	$7,326,058

21

MFS Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

24

MFS Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

25

MFS Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed to implement an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

27

MFS Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $854,000 as capital gain dividends paid during the fiscal year.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2014

MFS® CORE

EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.5%
American International Group, Inc.	1.6%
Visa, Inc., “A”	1.6%
Hess Corp.	1.6%
JPMorgan Chase & Co.	1.4%
Wells Fargo & Co.	1.3%
MetLife, Inc.	1.3%
Twenty-First Century Fox, Inc.	1.3%
Discover Financial Services	1.2%
Chevron Corp.	1.2%

Equity sectors
Financial Services	18.7%
Technology	15.7%
Health Care	14.2%
Industrial Goods & Services	7.2%
Retailing	7.1%
Energy	6.9%
Consumer Staples	6.6%
Leisure (s)	5.1%
Utilities & Communications	5.1%
Special Products & Services	3.9%
Basic Materials	3.4%
Autos & Housing	2.5%
Transportation	2.1%

(s)	Includes securities sold short.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Core Equity Portfolio (“fund”) provided a total return of 11.38%, while Service Class shares of the fund provided a total return of 11.07%. These compare with a return of 12.56% over the same period for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the special products & services sector detracted from performance relative to the Russell 3000 Index. The fund’s overweight position in postsecondary education provider ITT Educational Services (h) held back relative returns. Shares of ITT Educational Services declined during the period reflecting weaker trends in new student enrollment and potential regulatory issues brought forward by the Securities and Exchange Commission (“SEC”). In addition, the Department of Education introduced sanctions against ITT Educational Services as the company did not submit 2013 audited financials within the deadline date which further pressured the stock.

Stock selection was also a negative factor affecting relative performance in the leisure sector, particularly the fund’s overweight positions in digital coupon marketplace operator RetailMeNot (h) and casino resorts operator Wynn Resorts. Shares of Wynn Resorts were negatively impacted by downward operating trends across the industry. The share price decline was also affected by the adverse impact from regulatory risks centered around anticorruption policies on the company’s Macau operations.

Elsewhere, the fund’s overweight positions in food retail stores operator Fairway Group Holdings, global integrated energy company Hess, oil and natural gas exploration and production company Noble Energy, complex metal parts manufacturer for the aerospace industry Precision Castparts and global industrial manufacturing and engineering company Colfax dampened relative performance. Shares of Fairway Group Holdings were pressured due to disappointing earnings results and the announcement that the company’s long-serving CEO was retiring. The timing of the fund’s ownership in shares of software giant Microsoft (h), and not owning strong-performing semiconductor company Intel, further weighed on relative returns.

Contributors to Performance

Stock selection in the health care sector contributed to relative performance. The fund’s overweight positions in development stage biopharmaceutical company Puma Biotechnology, medical devices and supply products manufacturer Covidien, and specialty pharmaceutical company Actavis boosted results. Shares of Covidien skyrocketed late in the reporting period as the company announced that Medtronic had entered into an agreement to acquire the company at a significant premium.

Stock selection was also a positive factor affecting performance in the autos & housing sector. Within this sector, overweighting strong-performing paint and coating manufacturer Sherwin-Williams helped relative results. Shares of Sherwin-Williams rose as the company beat market expectations on the back of strong volume trends across all segments which were the primary drivers behind the outperformance. Additionally, the company raised its earnings guidance for the full year which also helped relative returns.

Elsewhere, the fund’s overweight positions in analog semiconductor devices developer Avago Technologies, computer and personal electronics maker Hewlett-Packard and retailer Burlington Stores aided relative performance. Shares of Hewlett-Packard benefited from total company sales growth driven by the PC segment. Additionally, Hewlett-Packard posted very strong free cash flows that could potentially provide adequate funds for stock repurchases, dividends and strategic Mergers & Acquisitions (“M&A”) activity. Not

3

MFS Core Equity Portfolio

Management Review – continued

holding weak-performing diversified industrial conglomerate General Electric, internet retailer Amazon.com and diversified technology products and services company International Business Machines (IBM) also benefited relative returns as all three stock underperformed the benchmark during the reporting period.

Respectfully,

Joseph MacDougall

Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/12/97	11.38%	15.19%	8.09%
Service Class	8/24/01	11.07%	14.89%	7.82%

Comparative benchmark
Russell 3000 Index (f)		12.56%	15.63%	7.94%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.85%	$1,000.00	$1,052.56	$4.40
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,051.02	$5.69
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 3.2%
Honeywell International, Inc.	19,979	$1,996,302
Precision Castparts Corp.	5,002	1,204,882
Textron, Inc.	6,882	289,801
United Technologies Corp.	15,892	1,827,580

		$5,318,565

Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A” (a)	4,412	$433,126

Apparel Manufacturers – 0.9%
NIKE, Inc., “B”	1,164	$111,919
PVH Corp.	8,071	1,034,460
VF Corp.	4,104	307,390

		$1,453,769

Automotive – 1.2%
Delphi Automotive PLC	11,633	$845,952
Harley-Davidson, Inc.	9,818	647,104
Johnson Controls, Inc.	11,206	541,698

		$2,034,754

Biotechnology – 1.7%
Alexion Pharmaceuticals, Inc. (a)	5,184	$959,196
Biogen Idec, Inc. (a)	3,693	1,253,589
Exact Sciences Corp. (a)	3,195	87,671
Illumina, Inc. (a)	398	73,463
MiMedx Group, Inc. (a)(l)	9,201	106,088
Puma Biotechnology, Inc. (a)	2,033	384,786

		$2,864,793

Broadcasting – 2.5%
Time Warner, Inc.	17,643	$1,507,065
Twenty-First Century Fox, Inc.	54,563	2,095,492
Walt Disney Co.	5,225	492,143

		$4,094,700

Brokerage & Asset Managers – 1.7%
Affiliated Managers Group, Inc. (a)	1,610	$341,706
BlackRock, Inc.	2,172	776,620
Franklin Resources, Inc.	9,279	513,778
FXCM, Inc., “A”	18,998	314,797
NASDAQ OMX Group, Inc.	18,751	899,298

		$2,846,199

Business Services – 2.6%
Accenture PLC, “A”	7,002	$625,349
Bright Horizons Family Solutions, Inc. (a)	16,586	779,708
Fidelity National Information Services, Inc.	14,323	890,891
FleetCor Technologies, Inc. (a)	3,478	517,213
Forrester Research, Inc.	7,002	275,599
Gartner, Inc. (a)	7,607	640,585
Global Payments, Inc.	1,605	129,572
Wex, Inc. (a)	3,668	362,838

		$4,221,755

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – 1.2%
Charter Communications, Inc., “A” (a)	4,109	$684,642
Comcast Corp., “Special A”	8,264	475,717
Time Warner Cable, Inc.	5,825	885,750

		$2,046,109

Chemicals – 1.4%
Agrium, Inc.	5,095	$482,398
E.I. du Pont de Nemours & Co.	14,651	1,083,295
LyondellBasell Industries N.V., “A”	8,248	654,809

		$2,220,502

Computer Software – 4.1%
Adobe Systems, Inc. (a)	13,272	$964,874
Check Point Software Technologies Ltd. (a)	20,008	1,572,029
Intuit, Inc.	4,857	447,767
Oracle Corp.	29,336	1,319,240
Qlik Technologies, Inc. (a)	26,082	805,673
Salesforce.com, Inc. (a)	26,916	1,596,388

		$6,705,971

Computer Software – Systems – 4.5%
Apple, Inc. (s)	37,876	$4,180,753
EMC Corp.	62,682	1,864,163
Hewlett-Packard Co.	8,698	349,051
NCR Corp. (a)	16,453	479,440
SS&C Technologies Holdings, Inc.	9,199	538,050

		$7,411,457

Construction – 1.3%
Fortune Brands Home & Security, Inc.	15,442	$699,059
Pool Corp.	3,430	217,599
Sherwin-Williams Co.	4,631	1,218,138

		$2,134,796

Consumer Products – 2.4%
Colgate-Palmolive Co.	15,739	$1,088,981
Estee Lauder Cos., Inc., “A”	4,528	345,034
Newell Rubbermaid, Inc.	19,655	748,659
Procter & Gamble Co.	19,223	1,751,023

		$3,933,697

Consumer Services – 1.4%
Nord Anglia Education, Inc. (a)	27,921	$532,733
Priceline Group, Inc. (a)	1,540	1,755,923

		$2,288,656

Containers – 0.1%
Crown Holdings, Inc. (a)	4,342	$221,008

Electrical Equipment – 1.8%
Advanced Drainage Systems, Inc.	23,685	$544,281
AMETEK, Inc.	14,353	755,398
Danaher Corp.	17,102	1,465,812
W.W. Grainger, Inc.	927	236,283

		$3,001,774

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 4.0%
Altera Corp.	38,716	$1,430,169
Avago Technologies Ltd.	8,886	893,843
Broadcom Corp., “A”	19,009	823,660
Freescale Semiconductor Ltd. (a)	7,214	182,009
KLA-Tencor Corp.	7,221	507,781
Mellanox Technologies Ltd. (a)	11,345	484,772
Rubicon Technology, Inc. (a)(l)	28,999	132,525
Skyworks Solutions, Inc.	3,531	256,739
Texas Instruments, Inc.	29,616	1,583,419
Ultratech, Inc. (a)	10,963	203,473

		$6,498,390

Energy – Independent – 2.9%
Access Midstream Partners LP	5,967	$323,411
Anadarko Petroleum Corp.	8,873	732,023
Clayton Williams Energy, Inc. (a)	1,722	109,864
Concho Resources, Inc. (a)	2,049	204,388
CONSOL Energy, Inc.	3,074	103,932
Energy XXI (Bermuda) Ltd.	10,234	33,363
EOG Resources, Inc.	8,170	752,212
Goodrich Petroleum Corp. (a)(l)	16,535	73,415
Marathon Petroleum Corp.	10,092	910,904
Memorial Resource Development Corp. (a)	19,446	350,611
Noble Energy, Inc.	7,021	333,006
PDC Energy, Inc. (a)	1,800	74,286
Peabody Energy Corp.	3,304	25,573
Pioneer Natural Resources Co.	2,358	350,988
Rice Energy, Inc. (a)	5,685	119,214
Sanchez Energy Corp. (a)	4,995	46,404
Targa Resources Corp.	2,844	301,606

		$4,845,200

Energy – Integrated – 2.8%
Chevron Corp.	17,846	$2,001,964
Hess Corp. (s)	36,030	2,659,735

		$4,661,699

Food & Beverages – 2.8%
Coca-Cola Co.	40,739	$1,720,001
Flowers Foods, Inc.	16,873	323,793
General Mills, Inc.	13,298	709,182
Mondelez International, Inc.	24,707	897,482
Pinnacle Foods, Inc.	13,550	478,315
WhiteWave Foods Co., “A” (a)	14,905	521,526

		$4,650,299

Food & Drug Stores – 1.1%
CVS Health Corp.	17,790	$1,713,355
Fairway Group Holdings Corp. (a)(l)	45,643	143,775

		$1,857,130

Gaming & Lodging – 0.7%
Starwood Hotels & Resorts Worldwide, Inc.	3,823	$309,931
Wynn Resorts Ltd.	5,337	793,932

		$1,103,863

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 1.5%
Five Below, Inc. (a)	9,471	$386,701
Kohl’s Corp.	14,082	859,565
Target Corp.	16,318	1,238,699

		$2,484,965

Health Maintenance Organizations – 1.1%
UnitedHealth Group, Inc.	17,383	$1,757,247

Insurance – 3.1%
American International Group, Inc.	48,192	$2,699,234
MetLife, Inc.	38,896	2,103,885
Safety Insurance Group, Inc.	4,885	312,689

		$5,115,808

Internet – 3.0%
Facebook, Inc., “A “ (a)	17,242	$1,345,221
Google, Inc., “A” (a)	3,158	1,675,824
Google, Inc., “C” (a)	2,477	1,303,893
LinkedIn Corp., “A” (a)	2,616	600,921

		$4,925,859

Machinery & Tools – 2.1%
Colfax Corp. (a)	14,256	$735,182
Eaton Corp. PLC	4,092	278,092
IPG Photonics Corp. (a)	6,364	476,791
Joy Global, Inc.	13,395	623,135
Roper Industries, Inc.	8,963	1,401,365

		$3,514,565

Major Banks – 5.4%
Bank of America Corp.	101,433	$1,814,636
Goldman Sachs Group, Inc.	4,823	934,842
JPMorgan Chase & Co. (s)	36,519	2,285,359
Morgan Stanley	21,652	840,098
State Street Corp.	11,702	918,607
Wells Fargo & Co.	38,383	2,104,156

		$8,897,698

Medical & Health Technology & Services – 1.1%
Cerner Corp. (a)	3,543	$229,090
Express Scripts Holding Co. (a)	8,207	694,887
Healthcare Services Group, Inc.	9,130	282,391
McKesson Corp.	2,632	546,351

		$1,752,719

Medical Equipment – 4.6%
Abbott Laboratories	40,629	$1,829,118
AtriCure, Inc. (a)	11,143	222,414
Cepheid, Inc. (a)	3,924	212,445
Cooper Cos., Inc.	6,358	1,030,568
Covidien PLC	12,705	1,299,467
DENTSPLY International, Inc.	5,864	312,375
DexCom, Inc. (a)	3,152	173,518
Heartware International, Inc. (a)	1,156	84,885
OraSure Technologies, Inc. (a)	9,294	94,241
STERIS Corp.	1,916	124,253
Stryker Corp.	15,616	1,473,057

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
TearLab Corp. (a)(l)	35,709	$94,629
Thermo Fisher Scientific, Inc.	4,911	615,299

		$7,566,269

Metals & Mining – 0.3%
First Quantum Minerals Ltd.	15,498	$220,238
Lundin Mining Corp. (a)	65,372	321,852

		$542,090

Natural Gas – Pipeline – 0.3%
Williams Cos., Inc.	10,995	$494,115

Network & Telecom – 0.2%
Ixia (a)	22,085	$248,456

Oil Services – 1.1%
Forum Energy Technologies, Inc. (a)	4,206	$87,190
Halliburton Co.	8,022	315,505
Schlumberger Ltd.	17,232	1,471,785

		$1,874,480

Other Banks & Diversified Financials – 5.0%
American Express Co.	11,124	$1,034,977
BB&T Corp.	24,660	959,027
Discover Financial Services	31,130	2,038,704
EuroDekania Ltd.	100,530	54,741
PrivateBancorp, Inc.	23,539	786,203
Texas Capital Bancshares, Inc. (a)	11,632	631,967
Visa, Inc., “A”	10,201	2,674,702

		$8,180,321

Pharmaceuticals – 5.7%
AbbVie, Inc.	19,882	$1,301,078
Actavis PLC (a)	7,525	1,937,010
Bristol-Myers Squibb Co.	28,665	1,692,095
Eli Lilly & Co.	9,770	674,032
Endo International PLC (a)	13,078	943,185
Merck & Co., Inc.	19,659	1,116,435
Valeant Pharmaceuticals International, Inc. (a)	12,058	1,725,620

		$9,389,455

Railroad & Shipping – 1.4%
Canadian Pacific Railway Ltd.	5,068	$976,553
Union Pacific Corp.	11,778	1,403,113

		$2,379,666

Real Estate – 3.5%
Equity Lifestyle Properties, Inc., REIT	20,520	$1,057,806
Gramercy Property Trust, Inc., REIT	81,533	562,578
Medical Properties Trust, Inc., REIT	67,139	925,175
Mid-America Apartment Communities, Inc., REIT	16,549	1,235,879
Plum Creek Timber Co. Inc., REIT	23,860	1,020,969
Tanger Factory Outlet Centers, Inc., REIT	26,433	976,964

		$5,779,371

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 1.0%
Domino’s Pizza, Inc.	5,027	$473,393
YUM! Brands, Inc.	15,148	1,103,532

		$1,576,925

Specialty Chemicals – 1.6%
Albemarle Corp.	15,458	$929,490
Amira Nature Foods Ltd. (a)(l)	8,852	127,026
Axalta Coating Systems Ltd. (a)	29,739	773,809
W.R. Grace & Co. (a)	8,184	780,672

		$2,610,997

Specialty Stores – 3.6%
AutoZone, Inc. (a)	1,229	$760,886
Bed Bath & Beyond, Inc. (a)	12,029	916,249
Burlington Stores, Inc. (a)	18,816	889,244
L Brands, Inc.	11,319	979,659
Ross Stores, Inc.	9,841	927,613
Sally Beauty Holdings, Inc. (a)	17,812	547,541
Urban Outfitters, Inc. (a)	24,202	850,216

		$5,871,408

Telecommunications – Wireless – 1.1%
American Tower Corp., REIT	18,668	$1,845,332

Telephone Services – 1.1%
Verizon Communications, Inc.	40,283	$1,884,439

Tobacco – 1.2%
Altria Group, Inc.	18,570	$914,944
Philip Morris International, Inc.	12,206	994,179

		$1,909,123

Trucking – 0.6%
Swift Transportation Co. (a)	35,289	$1,010,324

Utilities – Electric Power – 2.5%
American Electric Power Co., Inc.	10,985	$667,009
Calpine Corp. (a)	19,161	424,033
CMS Energy Corp.	19,613	681,552
Dominion Resources, Inc.	5,882	452,326
Edison International	9,002	589,451
Exelon Corp.	10,904	404,320
NextEra Energy, Inc.	3,242	344,592
NRG Energy, Inc.	10,853	292,488
Pattern Energy Group, Inc.	10,929	269,509

		$4,125,280

Total Common Stocks (Identified Cost, $125,236,864)		$162,585,124

MONEY MARKET FUNDS – 1.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,418,386	$2,418,386

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	302,320	$302,320

Total Investments (Identified Cost, $127,957,570)		$165,305,830

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – (0.2)%
Gaming & Lodging – (0.2)%
Marriott International, Inc., “A” (Proceeds Received, $328,280)	(4,888)	$(381,411)

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(285,355)

NET ASSETS – 100.0%		$164,639,064

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2014, the fund had cash collateral of $8,922 and other liquid securities with an aggregate value of $966,968 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $125,539,184)	$162,887,444
Underlying affiliated funds, at cost and value	2,418,386
Total investments, at value, including $299,397 of securities on loan (identified cost, $127,957,570)	$165,305,830
Deposits with brokers	8,922
Receivables for
Fund shares sold	1,552
Interest and dividends	153,312
Other assets	1,755
Total assets		$165,471,371
Liabilities
Payables for
Securities sold short, at value (proceeds received, $328,280)	$381,411
Fund shares reacquired	90,672
Collateral for securities loaned, at value	302,320
Payable to affiliates
Investment adviser	6,003
Shareholder servicing costs	26
Distribution and/or service fees	676
Payable for independent Trustees’ compensation	71
Accrued expenses and other liabilities	51,128
Total liabilities		$832,307
Net assets		$164,639,064
Net assets consist of
Paid-in capital	$109,862,026
Unrealized appreciation (depreciation) on investments	37,295,129
Accumulated net realized gain (loss) on investments and foreign currency	16,383,988
Undistributed net investment income	1,097,921
Net assets		$164,639,064
Shares of beneficial interest outstanding		7,054,316

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$115,825,794	4,950,365	$23.40
Service Class	48,813,270	2,103,951	23.20

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$2,594,155
Interest	18,416
Dividends from underlying affiliated funds	1,235
Foreign taxes withheld	(4,340)
Total investment income		$2,609,466
Expenses
Management fee	$1,236,192
Distribution and/or service fees	123,933
Shareholder servicing costs	5,514
Administrative services fee	32,870
Independent Trustees’ compensation	4,647
Custodian fee	25,180
Shareholder communications	15,941
Audit and tax fees	55,147
Legal fees	1,414
Dividend and interest expense on securities sold short	2,969
Miscellaneous	15,439
Total expenses		$1,519,246
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(7,872)
Net expenses		$1,511,370
Net investment income		$1,098,096
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$16,481,087
Foreign currency	(131)
Net realized gain (loss) on investments and foreign currency		$16,480,956
Change in unrealized appreciation (depreciation)
Investments	$(109)
Securities sold short	(53,131)
Net unrealized gain (loss) on investments		$(53,240)
Net realized and unrealized gain (loss) on investments and foreign currency		$16,427,716
Change in net assets from operations		$17,525,812

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$1,098,096	$1,204,348
Net realized gain (loss) on investments and foreign currency	16,480,956	21,912,256
Net unrealized gain (loss) on investments and foreign currency translation	(53,240)	22,509,699
Change in net assets from operations	$17,525,812	$45,626,303
Distributions declared to shareholders
From net investment income	$(1,201,680)	$(1,427,024)
From net realized gain on investments	(2,447,779)	—
Total distributions declared to shareholders	$(3,649,459)	$(1,427,024)
Change in net assets from fund share transactions	$(16,674,844)	$(15,817,135)
Total change in net assets	$(2,798,491)	$28,382,144
Net assets
At beginning of period	167,437,555	139,055,411
At end of period (including undistributed net investment income of $1,097,921 and $1,201,710, respectively)	$164,639,064	$167,437,555

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.49	$16.12	$13.95	$14.23	$12.27
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.16	$0.17	$0.11	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	2.27	5.40	2.12	(0.25)	1.98
Total from investment operations	$2.43	$5.56	$2.29	$(0.14)	$2.10
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.12)	$(0.14)	$(0.14)
From net realized gain on investments	(0.34)	—	—	—	—
Total distributions declared to shareholders	$(0.52)	$(0.19)	$(0.12)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$23.40	$21.49	$16.12	$13.95	$14.23
Total return (%) (k)(r)(s)(x)	11.38	34.62	16.46	(0.94)	17.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.85	0.88	0.90
Expenses after expense reductions (f)	0.84	0.85	0.85	0.87	0.86
Net investment income	0.74	0.85	1.10	0.75	0.98
Portfolio turnover	48	55	63	65	69
Net assets at end of period (000 omitted)	$115,826	$117,044	$97,349	$96,375	$112,121
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.84	0.84	0.85	0.87	0.85

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.32	$16.00	$13.84	$14.13	$12.19
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.13	$0.07	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	5.36	2.11	(0.25)	1.97
Total from investment operations	$2.35	$5.47	$2.24	$(0.18)	$2.06
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.08)	$(0.11)	$(0.12)
From net realized gain on investments	(0.34)	—	—	—	—
Total distributions declared to shareholders	$(0.47)	$(0.15)	$(0.08)	$(0.11)	$(0.12)
Net asset value, end of period (x)	$23.20	$21.32	$16.00	$13.84	$14.13
Total return (%) (k)(r)(s)(x)	11.07	34.28	16.24	(1.25)	16.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.10	1.10	1.13	1.15
Expenses after expense reductions (f)	1.09	1.10	1.10	1.12	1.11
Net investment income	0.49	0.60	0.85	0.51	0.73
Portfolio turnover	48	55	63	65	69
Net assets at end of period (000 omitted)	$48,813	$50,394	$41,707	$37,337	$35,819
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.09	1.09	1.10	1.12	1.10

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$156,571,934	$—	$—	$156,571,934
Canada	3,726,661	—	—	3,726,661
Israel	1,572,029	—	—	1,572,029
Hong Kong	532,733	—	—	532,733
United Arab Emirates	127,026	—	—	127,026
Cayman Islands	—	—	54,741	54,741
Mutual Funds	2,720,706	—	—	2,720,706
Total Investments	$165,251,089	$—	$54,741	$165,305,830
Short Sales	$(381,411)	$—	$—	$(381,411)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/13	$93,352
Change in unrealized appreciation (depreciation)	(37,757)
Partial liquidation proceeds	(854)
Balance as of 12/31/14	$54,741

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2014 is $(37,757).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. At December 31, 2014, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$34

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$2,278

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

the year ended December 31, 2014, this expense amounted to $2,969. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $299,397 and a related liability of $302,320 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

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MFS Core Equity Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$1,201,680	$1,427,024
Long-term capital gains	2,447,779	—
Total distributions	$3,649,459	$1,427,024

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$128,135,003
Gross appreciation	41,419,154
Gross depreciation	(4,248,327)
Net unrealized appreciation (depreciation)	$37,170,827
Undistributed ordinary income	4,880,824
Undistributed long-term capital gain	12,801,638
Other temporary differences	(76,251)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$921,244	$1,069,194	$1,709,770	$—
Service Class	280,436	357,830	738,009	—
Total	$1,201,680	$1,427,024	$2,447,779	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $7,585, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $5,481, which equated to

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

0.0033% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $33.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0199% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $764 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $287, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $77,937,537 and $98,249,745, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	174,011	$3,827,167	116,021	$2,244,241
Service Class	251,018	5,503,108	390,771	7,163,432
	425,029	$9,330,275	506,792	$9,407,673
Shares issued to shareholders in reinvestment of distributions
Initial Class	115,548	$2,631,014	55,891	$1,069,194
Service Class	45,064	1,018,445	18,833	357,830
	160,612	$3,649,459	74,724	$1,427,024
Shares reacquired
Initial Class	(785,003)	$(17,414,315)	(764,376)	$(14,457,675)
Service Class	(555,931)	(12,240,263)	(652,687)	(12,194,157)
	(1,340,934)	$(29,654,578)	(1,417,063)	$(26,651,832)
Net change
Initial Class	(495,444)	$(10,956,134)	(592,464)	$(11,144,240)
Service Class	(259,849)	(5,718,710)	(243,083)	(4,672,895)
	(755,293)	$(16,674,844)	(835,547)	$(15,817,135)

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Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $607 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	966,711	33,102,422	(31,650,747)	2,418,386

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,235	$2,418,386

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MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

25

MFS Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougal

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MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

28

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,693,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2014

MFS® EMERGING MARKETS EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	5.5%
Naspers Ltd.	3.6%
Samsung Electronics Co. Ltd.	3.6%
China Construction Bank	3.1%
MediaTek, Inc.	2.7%
Housing Development Finance Corp. Ltd.	2.4%
Cognizant Technology Solutions Corp., “A”	2.4%
Techtronic Industries Co. Ltd.	1.9%
China Pacific Insurance Co. Ltd.	1.9%
Kia Motors Corp.	1.9%

Equity sectors
Financial Services	28.8%
Technology	14.4%
Consumer Staples	9.8%
Retailing	8.1%
Autos & Housing	6.2%
Utilities & Communications	6.2%
Leisure	5.9%
Energy	5.7%
Special Products & Services	4.8%
Basic Materials	2.9%
Transportation	2.0%
Health Care	2.0%
Industrial Goods & Services	1.8%

Issuer country weightings (x)
China	13.0%
Taiwan	11.6%
South Korea	10.8%
Hong Kong	9.4%
Brazil	9.1%
South Africa	7.3%
India	7.0%
Mexico	5.5%
United States	3.8%
Other Countries	22.5%

Currency exposure weightings (y)
Hong Kong Dollar	21.9%
Taiwan Dollar	11.6%
South Korean Won	10.8%
Brazilian Real	9.1%
South African Rand	7.3%
Indian Rupee	7.0%
United States Dollar	6.7%
Mexican Peso	5.5%
Thailand Baht	3.6%
Other Currencies	16.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Emerging Markets Equity Portfolio (“fund”) provided a total return of –6.72%, while Service Class shares provided a total return of –6.99%. These compare with a return of –1.82% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection within the transportation sector detracted from performance relative to the MSCI Emerging Markets Index, led by the portfolio’s position in shipping company Diana Shipping (b) (Greece). Shares of Diana Shipping weakened in the second half of the reporting period after the company posted consecutive quarterly losses due to a sluggish demand environment.

An overweight allocation to the retailing sector also hurt relative performance. Within this sector, an overweight position in poor-performing retail store operator Magnit OJSC (Russia) weakened relative results.

Stock selection in both the industrial goods & services and health care sectors hampered relative returns. Within industrial goods & services, holdings of Brazilian specialty engineering services company Mills Estruturas e Servicos de Engenharia (b) held back relative performance. Shares of Mills Estruturas e Servicos de Engenharia decreased markedly after the company reported weaker-than-expected earnings on the back of project delays and backlogging that continued to affect operations. There were no individual stocks within the health care sector that were among the portfolio’s top relative detractors during the period.

Within the utilities & communications sector, weak stock selection weighed on relative performance. Here, an overweight position in Russian telecommunications company Mobile TeleSystems (h) (Russia) held back relative results due to weak ruble prices and legal issues facing its parent company, Sistema.

Stocks in other sectors that detracted from relative performance included holdings of insurance and brokerage services provider Brasil Insurance Participacoes e Administracao (b) (Brazil), pipe manufacturer OAO TMK (b)(h) (Russia), oil and gas exploration company Gran Tierra Energy (b) (United States), banking group Standard Chartered (b) (United Kingdom), and South Korean LED device manufacturer Seoul Semiconductor (b). Shares of Brasil Insurance Participacoes e Administracao came under pressure after the company posted disappointing earnings that were strongly impacted by cancellations of contracts and weaker financial guarantees. In addition, impairment charges related to the company’s acquisition of a Brazil-based brokerage company ISM also weighed on performance. An overweight position in commercial banking firm Sberbank of Russia (Russia) was another top relative detractor. The stock price of Sberbank of Russia fell due to reduced domestic growth reflecting an uncertain macroeconomic environment, headwinds from the ruble’s devaluation, rapid rate hikes and economic sanctions imposed by western countries.

Contributors to Performance

Stock selection in the consumer staples sector aided relative performance. Within this sector, an overweight position in ayurvedic and natural health care products maker Dabur India (India) boosted relative returns as the stock turned in strong performance for the period. Shares of Dabur India grew in line with other consumer staples names due to an improved outlook which reflected a decline in key input costs, including crude derivatives and palm oil.

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

An overweight allocation to the leisure sector was another factor that supported relative performance, led by the fund’s overweight positions in multinational media company Naspers (South Africa) and hotel operator Minor International (Thailand). The share price of Naspers grew as the company posted very strong year-on-year revenue growth. Most notable were the improved margins for both the pay-TV and e-commerce lines of businesses.

An underweight allocation to the energy sector also helped relative results. There were no individual stocks within the energy sector that were among the fund’s top relative contributors during the period.

Stocks in other sectors that contributed to relative performance included overweight positions in financial services company Housing Development Finance (India), banking group Kasikornbank (Thailand), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), banking services providers, Kotak Mahindra Bank (India) and Banco De Oro Unibank (Philippines), insurance company China Pacific Insurance (China) and semiconductor testing company Siliconware Precision Industries (Taiwan). Shares of Housing Development Finance grew steadily in the period after the company posted an increase in profits on the back of strong loan growth and lower cost of funds that were driven by expanding spreads.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(6.72)%	1.18%	6.85%
Service Class	8/24/01	(6.99)%	0.93%	6.57%

Comparative benchmark
MSCI Emerging Markets Index (f)		(1.82)%	2.11%	8.78%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	1.40%	$1,000.00	$891.62	$6.68
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
Service Class	Actual	1.65%	$1,000.00	$890.27	$7.86
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.6%
Airlines – 0.5%
Copa Holdings S.A., “A”	3,444	$356,936

Alcoholic Beverages – 2.9%
AmBev S.A., ADR	119,533	$743,495
SABMiller PLC	22,112	1,144,347

		$1,887,842

Apparel Manufacturers – 3.3%
Global Brands Group Holding Ltd. (a)	2,666,000	$521,110
Li & Fung Ltd.	454,000	425,040
Samsonite International S.A.	102,000	302,528
Stella International Holdings	345,000	909,720

		$2,158,398

Automotive – 3.7%
Guangzhou Automobile Group Co. Ltd., “H”	1,292,000	$1,167,690
Kia Motors Corp. (a)	26,219	1,238,772

		$2,406,462

Brokerage & Asset Managers – 1.7%
BM&F Bovespa S.A.	158,288	$586,539
Bolsa Mexicana de Valores S.A. de C.V.	139,557	252,747
Turkiye Sinai Kalkinma Bankasi A.S.	306,694	264,206

		$1,103,492

Business Services – 2.4%
Cognizant Technology Solutions Corp., “A” (a)	29,509	$1,553,944

Cable TV – 4.4%
Astro Malaysia Holdings Berhad	542,000	$469,687
Naspers Ltd.	18,365	2,364,458

		$2,834,145

Computer Software – Systems – 0.0%
Hon Hai Precision Industry Co. Ltd.	11,010	$30,361

Conglomerates – 0.9%
First Pacific Co. Ltd.	615,400	$607,467

Construction – 2.5%
Cemex S.A.B. de C.V., ADR (a)	37,225	$379,323
Techtronic Industries Co. Ltd.	388,000	1,243,420

		$1,622,743

Consumer Products – 3.3%
Dabur India Ltd.	242,293	$895,693
LG Household & Health Care Ltd. (a)	2,185	1,238,462

		$2,134,155

Consumer Services – 1.5%
Estacio Participacoes S.A.	62,878	$556,450
Kroton Educacional S.A.	32,004	184,409
Localiza Rent a Car S.A.	18,024	240,089

		$980,948

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 12.7%
MediaTek, Inc.	123,000	$1,790,625
Samsung Electronics Co. Ltd.	1,942	2,334,385
Seoul Semiconductor Co. Ltd. (a)	11,084	201,537
Siliconware Precision Industries Co. Ltd.	227,000	342,266
Taiwan Semiconductor Manufacturing Co. Ltd.	814,258	3,593,101

		$8,261,914

Energy – Independent – 3.8%
China Shenhua Energy Co. Ltd.	342,500	$1,008,651
Gran Tierra Energy, Inc. (a)	149,938	575,593
INPEX Corp.	52,000	576,958
Reliance Industries Ltd.	21,679	304,957

		$2,466,159

Energy – Integrated – 1.3%
NovaTek OAO, GDR	7,739	$601,026
Petroleo Brasileiro S.A., ADR	36,854	269,034

		$870,060

Engineering – Construction – 0.6%
Mills Estruturas e Servicos de Engenharia S.A.	59,039	$212,107
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	16,785	201,813

		$413,920

Food & Beverages – 2.7%
AVI Ltd.	54,303	$363,932
BRF S.A.	10,854	253,760
Grupo Lala S.A.B. de C.V. (a)	102,037	196,622
M. Dias Branco S.A. Industria e Comercio de Alimentos	10,218	349,800
Want Want China Holdings Ltd.	471,000	617,881

		$1,781,995

Food & Drug Stores – 2.9%
Dairy Farm International Holdings Ltd.	39,600	$356,400
E-Mart Co. Ltd. (a)	3,235	595,996
Magnit OJSC (a)	3,602	575,193
Wumart Stores, Inc., “H”	427,000	364,654

		$1,892,243

Forest & Paper Products – 0.5%
Fibria Celulose S.A. (a)	24,536	$297,891

Gaming & Lodging – 1.1%
Minor International PLC	437,830	$432,507
Sands China Ltd.	56,000	272,373

		$704,880

General Merchandise – 1.9%
PT Mitra Adiperkasa Tbk	86,000	$34,967
S.A.C.I. Falabella	41,565	278,949
Woolworths Ltd.	138,693	916,847

		$1,230,763

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Health Maintenance Organizations – 1.0%
OdontoPrev S.A.	124,806	$462,940
Qualicorp S.A. (a)	18,094	187,959

		$650,899

Insurance – 3.7%
Brasil Insurance Participacoes e Administracao S.A.	88,411	$111,987
Cathay Financial Holding Co. Ltd.	496,900	731,100
China Pacific Insurance Co. Ltd.	247,600	1,240,828
Samsung Fire & Marine Insurance Co. Ltd. (a)	1,313	336,372

		$2,420,287

Internet – 1.7%
51job, Inc., ADR (a)	14,534	$521,044
NAVER Corp. (a)	907	585,941

		$1,106,985

Machinery & Tools – 1.1%
Glory Ltd.	16,800	$448,983
Haitian International Holdings Ltd.	40,000	83,873
TK Corp. (a)	20,169	209,712

		$742,568

Major Banks – 1.8%
BOC Hong Kong Holdings Ltd.	194,000	$645,905
Standard Chartered PLC	37,343	555,875

		$1,201,780

Medical Equipment – 0.5%
Top Glove Corp.	228,300	$295,128

Metals & Mining – 1.6%
Gerdau S.A., ADR	71,712	$254,578
Grupo Mexico S.A.B. de C.V., “B”	96,954	281,391
Iluka Resources Ltd.	45,504	218,746
Vale S.A., ADR	38,423	314,300

		$1,069,015

Natural Gas – Distribution – 0.4%
China Resources Gas Group Ltd.	104,000	$269,023

Oil Services – 0.6%
Lamprell PLC (a)	206,455	$383,662

Other Banks & Diversified Financials – 18.8%
Banco De Oro Unibank, Inc.	354,130	$869,244
Bancolombia S.A., ADR	5,144	246,295
Bangkok Bank Public Co. Ltd.	29,500	174,974
China Construction Bank	2,491,670	2,027,917
Credicorp Ltd.	4,689	751,084
E.Sun Financial Holding Co. Ltd.	1,698,191	1,052,862
Gentera S.A.B. de C.V. (a)	108,561	218,171
Grupo Financiero Banorte S.A. de C.V.	74,508	410,069
Housing Development Finance Corp. Ltd.	87,967	1,573,735
Itau Unibanco Holding S.A., ADR	34,624	450,458
Kasikornbank Co. Ltd.	54,000	375,218
Kasikornbank PLC, NVDR	164,300	1,134,528
Komercni Banka A.S.	3,063	631,021
Kotak Mahindra Bank Ltd.	43,486	865,844
PT Bank Mandiri Tbk.	333,500	287,860

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Sberbank of Russia (a)	422,565	$381,874
Turkiye Garanti Bankasi A.S.	201,663	808,052

		$12,259,206

Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B” (a)	172,788	$328,624

Railroad & Shipping – 1.0%
Diana Shipping, Inc. (a)	58,382	$391,743
Pacific Basin Shipping Ltd.	593,360	237,628

		$629,371

Real Estate – 2.8%
Concentradora Fibra Danhos S.A. de C.V., REIT	106,631	$262,571
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	208,928	325,137
Emaar Malls Group PJSC (a)	95,031	69,338
Hang Lung Properties Ltd.	215,000	599,181
Iguatemi Empresa de Shopping Centers S.A.	27,339	251,140
Prologis Property Mexico S.A. de C.V., REIT	157,322	290,998

		$1,798,365

Restaurants – 0.5%
Ajisen China Holdings Ltd.	404,000	$307,898

Specialty Chemicals – 0.8%
LG Chemical Ltd. (a)	2,004	$327,048
PTT Global Chemical PLC	140,900	219,487

		$546,535

Telecommunications – Wireless – 3.3%
America Movil S.A.B. de C.V., “L”, ADR	20,194	$447,903
China Mobile Ltd.	73,000	857,577
MTN Group Ltd.	42,840	812,966

		$2,118,446

Telephone Services – 1.2%
Hellenic Telecommunications Organization S.A. (a)	27,178	$299,269
PT XL Axiata Tbk	505,000	196,883
Telekomunikacja Polska S.A.	116,389	272,638

		$768,790

Tobacco – 0.9%
ITC Ltd.	50,285	$292,771
PT Gudang Garam Tbk.	59,000	289,164

		$581,935

Trucking – 0.5%
Imperial Holdings	19,271	$305,511

Utilities – Electric Power – 1.3%
Alupar Investimento S.A., IEU	32,861	$218,063
CESC Ltd.	60,032	633,633

		$851,696

Total Common Stocks (Identified Cost, $57,176,475)		$64,232,442

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Gaming & Lodging – 0.0%
Minor International PLC (1 share for 1 warrant) (a) (Identified Cost, $0)	THB 40	2/25/15	43,301	$6,396

MONEY MARKET FUNDS – 1.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)			1,136,726	$1,136,726

Total Investments (Identified Cost, $58,313,201)				$65,375,564

OTHER ASSETS, LESS LIABILITIES – (0.3)%				(204,298)

NET ASSETS – 100.0%				$65,171,266

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

IEU	International Equity Unit

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $57,176,475)	$64,238,838
Underlying affiliated funds, at cost and value	1,136,726
Total investments, at value (identified cost, $58,313,201)	$65,375,564
Cash	3,208
Foreign currency, at value (identified cost, $15,891)	16,012
Receivables for
Investments sold	139,950
Fund shares sold	27,789
Dividends	21,981
Receivable from investment adviser	3,941
Other assets	959
Total assets		$65,589,404
Liabilities
Payables for
Investments purchased	$185,917
Fund shares reacquired	20,151
Payable to affiliates
Shareholder servicing costs	55
Distribution and/or service fees	432
Payable for independent Trustees’ compensation	95
Deferred country tax expense payable	116,352
Accrued expenses and other liabilities	95,136
Total liabilities		$418,138
Net assets		$65,171,266
Net assets consist of
Paid-in capital	$60,134,420
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $115,724 deferred country tax)	6,945,627
Accumulated net realized gain (loss) on investments and foreign currency	(2,370,363)
Undistributed net investment income	461,582
Net assets		$65,171,266
Shares of beneficial interest outstanding		4,879,847

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$33,752,164	2,507,564	$13.46
Service Class	31,419,102	2,372,283	13.24

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$2,002,251
Interest	646
Dividends from underlying affiliated funds	656
Foreign taxes withheld	(194,184)
Total investment income		$1,809,369
Expenses
Management fee	$819,090
Distribution and/or service fees	94,639
Shareholder servicing costs	13,062
Administrative services fee	21,142
Independent Trustees’ compensation	2,801
Custodian fee	179,924
Shareholder communications	13,852
Audit and tax fees	96,543
Legal fees	696
Miscellaneous	9,840
Total expenses		$1,251,589
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(64,319)
Net expenses		$1,187,261
Net investment income		$622,108
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $36,059 country tax)	$361,211
Foreign currency	(39,203)
Net realized gain (loss) on investments and foreign currency		$322,008
Change in unrealized appreciation (depreciation)
Investments (net of $83,964 increase in deferred country tax)	$(5,550,239)
Translation of assets and liabilities in foreign currencies	(412)
Net unrealized gain (loss) on investments and foreign currency translation		$(5,550,651)
Net realized and unrealized gain (loss) on investments and foreign currency		$(5,228,643)
Change in net assets from operations		$(4,606,535)

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$622,108	$598,188
Net realized gain (loss) on investments and foreign currency	322,008	1,670,102
Net unrealized gain (loss) on investments and foreign currency translation	(5,550,651)	(6,905,299)
Change in net assets from operations	$(4,606,535)	$(4,637,009)
Distributions declared to shareholders
From net investment income	$(417,083)	$(1,339,009)
Change in net assets from fund share transactions	$(14,715,552)	$1,220,865
Total change in net assets	$(19,739,170)	$(4,755,153)
Net assets
At beginning of period	84,910,436	89,665,589
At end of period (including undistributed net investment income of $461,582 and $416,089, respectively)	$65,171,266	$84,910,436

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.51	$15.56	$13.84	$17.88	$14.54
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.12	$0.18	$0.21	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(1.08)	(0.93)	2.35	(3.46)	3.31
Total from investment operations	$(0.95)	$(0.81)	$2.53	$(3.25)	$3.44
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.24)	$(0.17)	$(0.09)	$(0.10)
From net realized gain on investments	—	—	(0.64)	(0.70)	—
Total distributions declared to shareholders	$(0.10)	$(0.24)	$(0.81)	$(0.79)	$(0.10)
Net asset value, end of period (x)	$13.46	$14.51	$15.56	$13.84	$17.88
Total return (%) (k)(r)(s)(x)	(6.66)	(5.09)	18.76	(18.58)	23.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.46	1.35	1.36	1.55
Expenses after expense reductions (f)	1.40	1.40	1.35	1.36	1.40
Net investment income	0.89	0.78	1.23	1.28	0.86
Portfolio turnover	49	36	33	34	39
Net assets at end of period (000 omitted)	$33,752	$45,293	$48,803	$88,928	$99,316

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.29	$15.32	$13.64	$17.64	$14.36
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.13	$0.16	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(1.09)	(0.90)	2.32	(3.40)	3.28
Total from investment operations	$(0.99)	$(0.82)	$2.45	$(3.24)	$3.37
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.21)	$(0.13)	$(0.06)	$(0.09)
From net realized gain on investments	—	—	(0.64)	(0.70)	—
Total distributions declared to shareholders	$(0.06)	$(0.21)	$(0.77)	$(0.76)	$(0.09)
Net asset value, end of period (x)	$13.24	$14.29	$15.32	$13.64	$17.64
Total return (%) (k)(r)(s)(x)	(6.99)	(5.28)	18.45	(18.77)	23.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.71	1.60	1.61	1.80
Expenses after expense reductions (f)	1.65	1.65	1.60	1.61	1.65
Net investment income	0.70	0.56	0.90	1.02	0.62
Portfolio turnover	49	36	33	34	39
Net assets at end of period (000 omitted)	$31,419	$39,617	$40,863	$36,618	$37,146

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$828,942	$7,638,094	$—	$8,467,036
Taiwan	—	7,540,315	—	7,540,315
South Korea	1,238,462	5,829,762	—	7,068,224
Hong Kong	1,083,969	5,036,802	—	6,120,771
Brazil	3,861,319	2,083,685	—	5,945,004
South Africa	—	4,763,713	—	4,763,713
India	—	4,566,633	—	4,566,633
Mexico	3,595,367	—	—	3,595,367
Thailand	6,396	2,336,713	—	2,343,109
Other Countries	6,446,374	7,382,292	—	13,828,666
Mutual Funds	1,136,726	—	—	1,136,726
Total Investments	$18,197,555	$47,178,009	$—	$65,375,564

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $27,288,845 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $732,938 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$417,083	$1,339,009

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$59,533,907
Gross appreciation	12,231,488
Gross depreciation	(6,389,831)
Net unrealized appreciation (depreciation)	$5,841,657
Undistributed ordinary income	465,682
Capital loss carryforwards	(1,149,657)
Other temporary differences	(120,836)

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(896,877)
Long-Term	(252,780)
Total	$(1,149,657)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$249,462	$737,887
Service Class	167,621	601,122
Total	$417,083	$1,339,009

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $3,547, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, this reduction amounted to $60,631, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $12,854, which equated to 0.0165% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $208.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0271% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $373 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $141, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $37,491,341 and $53,550,735, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	256,157	$3,612,753	435,731	$6,398,926
Service Class	1,280,415	17,736,024	993,565	14,312,278
	1,536,572	$21,348,777	1,429,296	$20,711,204
Shares issued to shareholders in reinvestment of distributions
Initial Class	16,115	$249,462	54,862	$737,887
Service Class	10,999	167,621	45,368	601,122
	27,114	$417,083	100,230	$1,339,009
Shares reacquired
Initial Class	(886,606)	$(12,913,777)	(505,032)	$(7,399,172)
Service Class	(1,691,499)	(23,567,635)	(934,004)	(13,430,176)
	(2,578,105)	$(36,481,412)	(1,439,036)	$(20,829,348)
Net change
Initial Class	(614,334)	$(9,051,562)	(14,439)	$(262,359)
Service Class	(400,085)	(5,663,990)	104,929	1,483,224
	(1,014,419)	$(14,715,552)	90,490	$1,220,865

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 8% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $297 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	165,075	25,771,663	(24,800,012)	1,136,726

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$656	$1,136,726

20

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

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MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

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MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau

24

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund’s retail counterpart, MFS Emerging Markets Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the

25

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

performance of the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

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MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $2,002,883. The fund intends to pass through foreign tax credits of $284,140 for the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2014

MFS® GLOBAL

GOVERNMENTS PORTFOLIO

MFS® Variable Insurance Trust II

WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	67.2%
U.S. Treasury Securities	24.3%
Investment Grade Corporates	1.3%
U.S. Government Agencies	0.7%
Mortgage-Backed Securities	0.6%
Commercial Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	15.3%
AA	15.5%
A	19.1%
BBB	18.6%
CCC (o)	0.0%
C (o)	0.0%
U.S. Government	24.3%
Federal Agencies	1.3%
Cash & Other	5.9%

Portfolio facts (i)
Average Duration (d)	7.3
Average Effective Maturity (m)	9.7 yrs.

Issuer country weightings (i)(x)
United States	31.6%
Japan	19.7%
Italy	11.7%
Spain	6.3%
United Kingdom	5.2%
Germany	4.4%
France	3.9%
Australia	3.2%
Belgium	3.1%
Other Countries	10.9%

Currency exposure weightings (i)(y)
United States Dollar	38.9%
Euro	28.0%
Japanese Yen	21.9%
British Pound Sterling	7.8%
Canadian Dollar	1.4%
Australian Dollar	1.2%
Danish Krone	0.5%
Swedish Krona	0.3%
New Zealand Dollar (o)	0.0%
Other Currencies (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

2

MFS Global Governments Portfolio

Portfolio Composition – continued

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Global Governments Portfolio (“fund”) provided a total return of 0.73%, while Service Class shares of the fund provided a total return of 0.49%. These compare with a return of 0.67% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Factors Affecting Performance

Strong bond selection and a positive impact from the fund’s currency exposure, particularly long US dollar, contributed to performance relative to the JPMorgan Global Government Bond Index (Unhedged). An overweight exposure to peripheral euro zone, Scandinavian, and dollar bloc duration further supported relative performance. An out-of-benchmark exposure to Ireland also helped as these issues performed well over the period.

The fund’s yield curve (y) positioning in United States and United Kingdom, particularly a lesser exposure to shifts at the long end (centered around maturities of 10 or more years) of the yield curve, held back relative returns.

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/16/88	0.73%	1.28%	2.63%
Service Class	8/24/01	0.49%	1.03%	2.37%

Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		0.67%	2.13%	3.36%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.83%	$1,000.00	$956.92	$4.09
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
Service Class	Actual	1.08%	$1,000.00	$955.63	$5.32
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 93.0%
Foreign Bonds – 67.1%
Australia – 3.1%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	5,800,000	$5,653,209
Commonwealth of Australia, 4.75%, 4/21/27	AUD	1,000,000	969,483

			$6,622,692

Austria – 0.5%
Republic of Austria, 1.75%, 10/20/23	EUR	776,000	$1,034,401

Belgium – 3.1%
Kingdom of Belgium, 4.25%, 9/28/21	EUR	3,452,000	$5,251,759
Kingdom of Belgium, 4%, 3/28/32	EUR	743,000	1,241,598

			$6,493,357

Canada – 0.4%
Government of Canada, 5.75%, 6/01/33	CAD	411,000	$541,421
Government of Canada, 4%, 6/01/41	CAD	356,000	406,109

			$947,530

Denmark – 0.8%
Kingdom of Denmark, 3%, 11/15/21	DKK	9,372,000	$1,799,582

Finland – 0.5%
Republic of Finland, 3.875%, 9/15/17	EUR	771,000	$1,031,461

France – 3.8%
Republic of France, 2.5%, 10/25/20	EUR	1,006,000	$1,373,539
Republic of France, 6%, 10/25/25	EUR	1,428,000	2,629,305
Republic of France, 4.75%, 4/25/35	EUR	2,171,000	4,044,800

			$8,047,644

Germany – 4.3%
Federal Republic of Germany, 3.25%, 7/04/21	EUR	3,647,000	$5,302,680
Federal Republic of Germany, 6.25%, 1/04/30	EUR	1,505,000	3,184,784
Federal Republic of Germany, 2.5%, 7/04/44	EUR	450,000	692,311

			$9,179,775

Iceland – 0.6%
Republic of Iceland, 4.875%, 6/16/16 (n)		$1,122,000	$1,174,010

Italy – 11.5%
Republic of Italy, 5.25%, 8/01/17	EUR	8,803,000	$11,910,838
Republic of Italy, 3.75%, 3/01/21	EUR	9,004,000	12,533,421

			$24,444,259

Japan – 19.1%
Government of Japan, 2%, 3/20/52	JPY	122,900,000	$1,219,008
Government of Japan, 1.1%, 6/20/20	JPY	1,645,200,000	14,528,251
Government of Japan, 2.1%, 9/20/24	JPY	1,099,350,000	10,750,565
Government of Japan, 2.2%, 9/20/27	JPY	868,900,000	8,771,973

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Japan – continued
Government of Japan, 1.5%, 3/20/34	JPY	46,000,000	$416,610
Government of Japan, 2.4%, 3/20/37	JPY	448,600,000	4,655,770

			$40,342,177

Netherlands – 2.9%
Kingdom of the Netherlands, 3.5%, 7/15/20	EUR	3,022,000	$4,329,534
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	970,000	1,829,968

			$6,159,502

New Zealand – 2.2%
Government of New Zealand, 5%, 3/15/19	NZD	2,700,000	$2,223,489
Government of New Zealand, 5.5%, 4/15/23	NZD	2,792,000	2,460,373

			$4,683,862

Norway – 0.8%
Government of Norway, 3.75%, 5/25/21	NOK	11,100,000	$1,717,782

Spain – 6.2%
Kingdom of Spain, 5.4%, 1/31/23	EUR	1,790,000	$2,832,617
Kingdom of Spain, 5.5%, 7/30/17	EUR	3,781,000	5,154,878
Kingdom of Spain, 4.6%, 7/30/19	EUR	3,573,000	5,061,986

			$13,049,481

Sweden – 2.1%
Kingdom of Sweden, 5%, 12/01/20	SEK	16,105,000	$2,616,904
Kingdom of Sweden, 3.5%, 6/01/22	SEK	4,745,000	735,292
Nordea Bank AB, FRN, 0.693%, 5/13/16 (n)		$1,000,000	1,002,322

			$4,354,518

United Kingdom – 5.2%
HSBC Bank PLC, FRN, 0.872%, 5/15/18 (n)		$403,000	$404,610
United Kingdom Treasury, 4.25%, 12/07/27	GBP	844,000	1,656,813
United Kingdom Treasury, 4.25%, 3/07/36	GBP	3,232,000	6,597,818
United Kingdom Treasury, 3.25%, 1/22/44	GBP	336,000	604,162
United Kingdom Treasury, 3.75%, 7/22/52	GBP	826,000	1,683,500

			$10,946,903

Total Foreign Bonds			$142,028,936

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – 25.9%
Asset-Backed & Securitized – 0.0%
Commercial Mortgage Asset Trust, FRN, 0.494%, 1/17/32 (i)(z)	$909,739	$4,611
First Union National Bank Commercial Mortgage Trust, FRN, 1.735%, 1/12/43 (i)(z)	100,452	169

		$4,780

Automotive – 0.6%
Toyota Motor Credit Corp., FRN, 0.522%, 5/17/16	$1,227,000	$1,229,351

Mortgage-Backed – 0.6%
Fannie Mae, 5.5%, 2/01/15	$45,974	$45,889
Fannie Mae, 4.78%, 8/01/15	83,828	84,941
Fannie Mae, 4.856%, 8/01/15	40,358	40,885
Fannie Mae, 5.432%, 2/01/16	72,032	74,090
Fannie Mae, 5.09%, 12/01/16	81,780	86,988
Fannie Mae, 5.05%, 1/01/17	50,198	52,786
Fannie Mae, 5.236%, 1/01/18	83,628	87,298
Fannie Mae, 5.1%, 3/01/19	60,076	67,050
Fannie Mae, 5.18%, 3/01/19	60,150	65,075
Freddie Mac, 1.426%, 8/25/17	560,000	563,095
Freddie Mac, 3.882%, 11/25/17	89,000	94,647
Freddie Mac, 5.085%, 3/25/19	43,000	48,276
Freddie Mac, 3.32%, 2/25/23	5,000	5,263

		$1,316,283

U.S. Government Agencies and Equivalents – 0.7%
Aid-Egypt, 4.45%, 9/15/15	$301,000	$309,640
Small Business Administration, 4.57%, 6/01/25	14,159	15,187

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.09%, 10/01/25	$14,540	$15,814
Small Business Administration, 5.21%, 1/01/26	210,650	227,528
Small Business Administration, 2.22%, 3/01/33	949,376	937,033

		$1,505,202

U.S. Treasury Obligations – 24.0%
U.S. Treasury Bonds, 5.25%, 2/15/29	$4,242,000	$5,705,490
U.S. Treasury Bonds, 4.5%, 8/15/39	8,960,400	11,949,536
U.S. Treasury Bonds, 3.625%, 2/15/44	1,904,000	2,242,257
U.S. Treasury Notes, 4.125%, 5/15/15	9,403,000	9,541,845
U.S. Treasury Notes, 4.75%, 8/15/17	9,315,000	10,226,119
U.S. Treasury Notes, 3.5%, 5/15/20	4,397,000	4,795,478
U.S. Treasury Notes, 2.75%, 2/15/24	6,143,000	6,460,231

		$50,920,956

Total U.S. Bonds		$54,976,572

Total Bonds (Identified Cost, $204,712,308)		$197,005,508

MONEY MARKET FUNDS – 5.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	11,963,279	$11,963,279

Total Investments (Identified Cost, $216,675,587)		$208,968,787

OTHER ASSETS, LESS LIABILITIES – 1.3%		2,785,112

NET ASSETS – 100.0%		$211,753,899

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,580,942, representing 1.2% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Commercial Mortgage Asset Trust, FRN, 0.494%, 1/17/32	8/25/03-12/02/11	$5,282	$4,611
First Union National Bank Commercial Mortgage Trust, FRN, 1.735%, 1/12/43	12/11/03-11/30/11	176	169
Total Restricted Securities			$4,780
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

Derivative Contracts at 12/31/14

Forward Foreign Currency Exchange Contracts at 12/31/14

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Citibank N.A.	110,000	1/09/15	$95,569	$89,778	$5,791
SELL	AUD	Deutsche Bank AG	3,719,000	1/09/15	3,148,383	3,035,306	113,077
SELL	AUD	Goldman Sachs International	5,167,851	1/09/15	4,371,390	4,217,803	153,587
SELL	CAD	Citibank N.A.	164,000	1/09/15	144,927	141,139	3,788
SELL	CAD	Goldman Sachs International	3,282,000	1/09/15	2,896,506	2,824,504	72,002
SELL	CAD	Merrill Lynch International Bank	2,211,898	1/09/15	1,968,511	1,903,569	64,942
SELL	CHF	UBS AG	2,057,000	1/09/15	2,132,170	2,069,099	63,071
SELL	DKK	Citibank N.A.	1,149,706	1/09/15	194,605	186,817	7,788
SELL	DKK	Goldman Sachs International	765,000	1/09/15	129,127	124,305	4,822
SELL	DKK	Morgan Stanley Capital Services, Inc.	2,363,359	1/09/15	396,689	384,024	12,665
SELL	EUR	Citibank N.A.	236,000	1/09/15	301,412	285,584	15,828
SELL	EUR	Credit Suisse Group	17,265,283	1/09/15	21,815,462	20,892,749	922,713
SELL	EUR	Deutsche Bank AG	4,739,932	1/09/15-3/18/15	5,941,858	5,736,307	205,551
SELL	EUR	Goldman Sachs International	2,741,807	1/09/15	3,400,436	3,317,866	82,570
SELL	EUR	Morgan Stanley Capital Services, Inc.	190,000	1/09/15	240,532	229,919	10,613
SELL	GBP	Barclays Bank PLC	386,321	1/09/15	614,617	602,101	12,516
SELL	GBP	Morgan Stanley Capital Services, Inc.	663,455	2/23/15	1,047,007	1,033,660	13,347
BUY	JPY	Credit Suisse Group	265,333,458	1/09/15	2,185,214	2,215,229	30,015
SELL	JPY	Barclays Bank PLC	93,652,000	1/09/15	794,574	781,887	12,687
SELL	JPY	Deutsche Bank AG	248,522,000	1/09/15	2,107,751	2,074,873	32,878
SELL	JPY	Goldman Sachs International	294,681,271	1/09/15	2,542,236	2,460,250	81,986
SELL	JPY	Morgan Stanley Capital Services, Inc.	310,964,253	1/09/15	2,847,830	2,596,194	251,636
SELL	NOK	Barclays Bank PLC	12,867,162	1/09/15	1,804,664	1,726,239	78,425
SELL	NOK	Goldman Sachs International	13,878,000	1/12/15	2,143,940	1,861,688	282,252
BUY	NZD	Goldman Sachs International	3,622,000	1/09/15	2,796,539	2,824,508	27,969
SELL	SEK	Barclays Bank PLC	856,000	1/09/15	119,206	109,808	9,398
SELL	SEK	Goldman Sachs International	20,355,701	1/09/15	2,814,934	2,611,230	203,704

							$2,775,621

Liability Derivatives
BUY	AUD	Goldman Sachs International	1,430,000	1/09/15	$1,194,017	$1,167,112	$(26,905)
BUY	AUD	Westpac Banking Corp.	2,619,045	1/09/15	2,181,935	2,137,565	(44,370)
BUY	CAD	Citibank N.A.	1,339,337	1/09/15	1,175,049	1,152,639	(22,410)
BUY	CAD	Goldman Sachs International	5,033,387	1/09/15	4,402,492	4,331,756	(70,736)
BUY	CAD	Morgan Stanley Capital Services, Inc.	1,483,675	1/09/15	1,310,928	1,276,857	(34,071)
BUY	CHF	Goldman Sachs International	2,057,000	1/12/15	2,152,944	2,069,198	(83,746)

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/14 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	EUR	Citibank N.A.	2,279,000	1/09/15	$2,840,870	$2,757,822	$(83,048)
BUY	EUR	Deutsche Bank AG	1,715,000	1/09/15	2,151,171	2,075,325	(75,846)
BUY	EUR	Goldman Sachs International	9,370,351	1/09/15-1/12/15	11,920,759	11,339,166	(581,593)
BUY	EUR	Morgan Stanley Capital Services, Inc.	1,520,000	1/09/15	1,937,366	1,839,355	(98,011)
BUY	EUR	Royal Bank of Scotland Group PLC	860,000	1/09/15	1,063,733	1,040,688	(23,045)
BUY	GBP	Credit Suisse Group	2,303,529	1/09/15	3,685,259	3,590,170	(95,089)
BUY	GBP	Goldman Sachs International	205,000	1/09/15-1/12/15	329,325	319,499	(9,826)
BUY	GBP	Merrill Lynch International Bank	2,303,529	1/09/15	3,687,938	3,590,170	(97,768)
BUY	JPY	Brown Brothers Harriman	127,773,000	1/09/15	1,067,784	1,066,758	(1,026)
BUY	JPY	Deutsche Bank AG	271,561,046	1/09/15	2,511,001	2,267,223	(243,778)
BUY	JPY	Goldman Sachs International	95,765,339	1/09/15-2/23/15	835,936	799,808	(36,128)
BUY	JPY	JPMorgan Chase Bank N.A.	246,906,000	1/09/15	2,118,566	2,061,381	(57,185)
BUY	JPY	Morgan Stanley Capital Services, Inc.	780,514,000	1/09/15	6,827,793	6,516,395	(311,398)
SELL	JPY	Brown Brothers Harriman	127,107,000	1/09/15	1,047,851	1,061,197	(13,346)
BUY	NOK	JPMorgan Chase Bank N.A.	13,885,742	1/09/15	2,141,160	1,862,890	(278,270)
BUY	NZD	Barclays Bank PLC	2,730,000	1/09/15	2,135,431	2,128,908	(6,523)
SELL	NZD	Barclays Bank PLC	1,492,643	1/09/15	1,144,096	1,163,994	(19,898)
SELL	NZD	Goldman Sachs International	6,415,000	1/09/15	4,979,442	5,002,546	(23,104)
SELL	NZD	Westpac Banking Corp.	4,443,687	1/09/15	3,438,658	3,465,276	(26,618)
BUY	PLN	Goldman Sachs International	24,636	1/09/15	7,456	6,957	(499)

							$(2,364,237)

At December 31, 2014, the fund had cash collateral of $280,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $204,712,308)	$197,005,508
Underlying affiliated funds, at cost and value	11,963,279
Total investments, at value (identified cost, $216,675,587)	$208,968,787
Restricted cash	280,000
Receivables for
Forward foreign currency exchange contracts	2,775,621
Interest	2,170,960
Other assets	2,102
Total assets		$214,197,470
Liabilities
Payables for
Forward foreign currency exchange contracts	$2,364,237
Fund shares reacquired	14,108
Payable to affiliates
Investment adviser	7,595
Shareholder servicing costs	17
Distribution and/or service fees	25
Payable for independent Trustees’ compensation	67
Accrued expenses and other liabilities	57,522
Total liabilities		$2,443,571
Net assets		$211,753,899
Net assets consist of
Paid-in capital	$222,230,001
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,382,543)
Accumulated net realized gain (loss) on investments and foreign currency	(6,875,362)
Undistributed net investment income	3,781,803
Net assets		$211,753,899
Shares of beneficial interest outstanding		20,219,935

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$209,945,038	20,044,546	$10.47
Service Class	1,808,861	175,389	10.31

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$4,271,540
Dividends from underlying affiliated funds	9,864
Total investment income		$4,281,404
Expenses
Management fee	$1,692,094
Distribution and/or service fees	5,235
Shareholder servicing costs	4,000
Administrative services fee	40,885
Independent Trustees’ compensation	8,943
Custodian fee	46,092
Shareholder communications	5,422
Audit and tax fees	70,340
Legal fees	2,142
Miscellaneous	17,164
Total expenses		$1,892,317
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(10,721)
Net expenses		$1,881,592
Net investment income		$2,399,812
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(972,909)
Foreign currency	1,469,970
Net realized gain (loss) on investments and foreign currency		$497,061
Change in unrealized appreciation (depreciation)
Investments	$(1,475,635)
Translation of assets and liabilities in foreign currencies	804,256
Net unrealized gain (loss) on investments and foreign currency translation		$(671,379)
Net realized and unrealized gain (loss) on investments and foreign currency		$(174,318)
Change in net assets from operations		$2,225,494

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$2,399,812	$2,131,492
Net realized gain (loss) on investments and foreign currency	497,061	(6,419,900)
Net unrealized gain (loss) on investments and foreign currency translation	(671,379)	(7,750,671)
Change in net assets from operations	$2,225,494	$(12,039,079)
Distributions declared to shareholders
From net investment income	$(1,198,057)	$—
Change in net assets from fund share transactions	$(19,854,890)	$13,684,598
Total change in net assets	$(18,827,453)	$1,645,519
Net assets
At beginning of period	230,581,352	228,935,833
At end of period (including undistributed net investment income of $3,781,803 and $643,512, respectively)	$211,753,899	$230,581,352

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012		2011	2010
Net asset value, beginning of period	$10.45	$11.03	$11.29		$11.00	$10.60
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.10	$0.11		$0.18	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	(0.68)	(0.04)		0.49	0.30
Total from investment operations	$0.08	$(0.58)	$0.07		$0.67	$0.48
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$(0.33)		$(0.26)	$—
From net realized gain on investments	—	—	—		(0.12)	(0.08)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.06)	$—	$(0.33)		$(0.38)	$(0.08)
Net asset value, end of period (x)	$10.47	$10.45	$11.03		$11.29	$11.00
Total return (%) (k)(r)(s)(x)	0.73	(5.26)	0.64		6.06	4.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.84	0.98		1.14	1.15
Expenses after expense reductions (f)	0.83	0.84	0.98		1.00	1.00
Net investment income	1.07	0.94	0.96		1.59	1.64
Portfolio turnover	31	56	15		70	66
Net assets at end of period (000 omitted)	$209,945	$228,029	$226,668		$34,252	$30,047

See Notes to Financial Statements

14

MFS Global Governments Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012		2011	2010
Net asset value, beginning of period	$10.28	$10.87	$11.13		$10.85	$10.48
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.08		$0.15	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)	(0.66)	(0.04)		0.48	0.30
Total from investment operations	$0.05	$(0.59)	$0.04		$0.63	$0.45
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.30)		$(0.23)	$—
From net realized gain on investments	—	—	—		(0.12)	(0.08)
From tax return of capital	—	—	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.02)	$—	$(0.30)		$(0.35)	$(0.08)
Net asset value, end of period (x)	$10.31	$10.28	$10.87		$11.13	$10.85
Total return (%) (k)(r)(s)(x)	0.49	(5.43)	0.33		5.75	4.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.09	1.25		1.39	1.40
Expenses after expense reductions (f)	1.08	1.09	1.25		1.25	1.25
Net investment income	0.81	0.69	0.71		1.34	1.39
Portfolio turnover	31	56	15		70	66
Net assets at end of period (000 omitted)	$1,809	$2,553	$2,268		$2,617	$3,093

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for a periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$52,426,158	$—	$52,426,158
Non-U.S. Sovereign Debt	—	140,622,004	—	140,622,004
Residential Mortgage-Backed Securities	—	1,316,283	—	1,316,283
Commercial Mortgage-Backed Securities	—	4,780	—	4,780
Foreign Bonds	—	2,636,283	—	2,636,283
Mutual Funds	11,963,279	—	—	11,963,279
Total Investments	$11,963,279	$197,005,508	$—	$208,968,787

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$411,384	$—	$411,384

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$2,775,621	$(2,364,237)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$1,580,441

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$912,190

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$1,198,057	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$220,858,146
Gross appreciation	3,133,924
Gross depreciation	(15,023,283)
Net unrealized appreciation (depreciation)	$(11,889,359)
Undistributed ordinary income	4,962,637
Capital loss carryforwards	(2,499,698)
Other temporary differences	(1,049,682)

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(1,382,554)
Long-Term	(1,117,144)
Total	$(2,499,698)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$1,194,116	$—
Service Class	3,941	—
Total	$1,198,057	$—

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.625% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 through December 31, 2014, the average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $10,325, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $3,935, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $65.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC

20

MFS Global Governments Portfolio

Notes to Financial Statements – continued

was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $1,063 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $396, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$25,912,956	$28,063,947
Investments (non-U.S. Government securities)	$40,172,366	$37,988,081

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	349,890	$3,736,310	2,422,644	$25,584,999
Service Class	68,923	728,991	143,724	1,505,760
	418,813	$4,465,301	2,566,368	$27,090,759
Shares issued to shareholders in reinvestment of distributions
Initial Class	109,653	$1,194,116	—	$—
Service Class	367	3,941	—	—
	110,020	$1,198,057	—	$—
Shares reacquired
Initial Class	(2,227,628)	$(24,033,815)	(1,166,362)	$(12,320,726)
Service Class	(142,120)	(1,484,433)	(104,054)	(1,085,435)
	(2,369,748)	$(25,518,248)	(1,270,416)	$(13,406,161)
Net change
Initial Class	(1,768,085)	$(19,103,389)	1,256,282	$13,264,273
Service Class	(72,830)	(751,501)	39,670	420,325
	(1,840,915)	$(19,854,890)	1,295,952	$13,684,598

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 49%, 30%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $857 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

21

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25,496,421	57,289,594	(70,822,736)	11,963,279

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,864	$11,963,279

22

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

23

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

24

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

25

MFS Global Governments Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

26

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

27

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

28

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2014

MFS® GLOBAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Accenture PLC, “A”	2.6%
Google, Inc., “A”	2.4%
Schlumberger Ltd.	2.3%
LVMH Moet Hennessy Louis Vuitton S.A.	2.2%
Visa, Inc., “A”	2.2%
Colgate-Palmolive Co.	2.1%
Danone S.A.	2.0%
Pernod Ricard S.A.	1.9%
CVS Health Corp.	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%

Equity sectors
Consumer Staples	16.5%
Industrial Goods & Services	12.3%
Retailing	11.7%
Special Products & Services	10.5%
Financial Services	10.3%
Technology	10.3%
Health Care	10.0%
Leisure	7.6%
Basic Materials	5.2%
Energy	3.3%
Autos & Housing	1.4%
Transportation	0.4%

Issuer country weightings (x)
United States	56.7%
United Kingdom	11.3%
France	9.5%
Switzerland	5.4%
Germany	3.9%
Brazil	3.0%
Taiwan	1.9%
Denmark	1.6%
India	1.2%
Other Countries	5.5%

Currency exposure weightings (y)
United States Dollar	57.9%
Euro	13.9%
British Pound Sterling	11.3%
Swiss Franc	5.4%
Brazilian Real	3.0%
Taiwan Dollar	1.9%
Danish Krone	1.6%
Hong Kong Dollar	1.3%
Indian Rupee	1.2%
Other Currencies	2.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Global Growth Portfolio (“fund”) provided a total return of 4.32%, while Service Class shares of the fund provided a total return of 4.05%. These returns compare with a return of 5.82% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection within the consumer staples sector was a primary detractor from performance relative to the MSCI All Country World Growth Index. The fund’s overweight positions in alcoholic and non-alcoholic beverages producer Carlsberg (Denmark) and international food producer Danone (France) held back relative performance as both stocks lagged the benchmark over the reporting period. Shares of Carlsberg traded lower late in the period on what appeared to have been concerns of a weakening macro-economic situation in Russia, despite Russia being a much smaller percentage of the company’s operating profits than in the past.

Within the technology sector, stock selection also weakened relative performance, led by the fund’s underweight position in strong-performing computer and personal electronics maker Apple (United States). Shares of Apple appreciated during the period due to strong consumer demand for the company’s iPhone 6 and 6 Plus smartphones.

Elsewhere, overweight positions in civil and defense aerospace company Rolls-Royce Holdings (United Kingdom), commercial banking firm Sberbank of Russia (Russia), product safety testing company Intertek Group (United Kingdom), food distribution and consumer products manufacturing company Jeronimo Martins (h) (Portugal) and global media company Discovery Communications (United States) were among the fund’s top relative detractors. Shares of Discovery Communications came under pressure as the company missed consensus estimates and its management unexpectedly lowered earnings guidance late in the period due to foreign exchange headwinds and ongoing weakness in domestic ad revenues. The fund’s ownership of banking group Standard Chartered (b) (United Kingdom) and mining operator Rio Tinto (b) (Australia) also held back relative returns.

Contributors to Performance

The combination of strong stock selection and an underweight position in the energy sector contributed to relative performance, as this was the worst-performing sector in the benchmark during the reporting period. There were no individual securities within this sector that were among the fund’s top relative contributors.

Strong stock selection in the industrial goods & services sector also benefited relative returns, driven by an overweight position in sensors and controls manufacturer Sensata Technologies Holding (Netherlands). The fund’s overweight position in precision instrument manufacturer Mettler Toledo International (United States) also boosted relative returns as the company posted better-than-expected earnings results in the second half of the period due to improved margins from stronger pricing and lower materials costs.

Elsewhere, the fund’s overweight position in animal health products manufacturer Zoetis (United States) aided relative performance. The company posted solid results reflecting strong revenue growth across all divisions, particularly related to recovery from the US drought which favorably affected US livestock revenues. Additionally, the stock rose towards the end of the reporting period as the company raised its quarterly dividend, offering further clarity on its capital utilization strategy and commitment to shareholders, which appeared to have been well received by the market.

3

MFS Global Growth Portfolio

Management Review – continued

Other notable contributors to relative performance included overweight positions in drugstore retailer CVS Health (United States), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), banking firm HDFC Bank (India), media firm Time Warner (United States), paint and coating manufacturer Sherwin-Williams (United States) and global payments technology company Visa (United States). Not owning shares of internet retailer Amazon.com (United States) also aided relative results as the stock turned in weak performance over the period.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	4.32%	9.65%	7.07%
Service Class	8/24/01	4.05%	9.38%	6.80%

Comparative benchmark
MSCI All Country World Growth Index (f)		5.82%	10.48%	7.06%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	1.04%	$1,000.00	$993.99	$5.23
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
Service Class	Actual	1.29%	$1,000.00	$992.64	$6.48
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.01%, $5.08 and $5.14 for Initial Class and 1.26%, $6.33 and $6.41 for Service Class. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 3.7%
Precision Castparts Corp.	1,325	$319,163
Rolls-Royce Holdings PLC	54,889	739,413
United Technologies Corp.	9,263	1,065,245

		$2,123,821

Alcoholic Beverages – 5.0%
AmBev S.A., ADR	98,007	$609,604
Carlsberg A.S., “B”	7,290	566,109
Diageo PLC	21,142	606,377
Pernod Ricard S.A.	9,920	1,099,899

		$2,881,989

Apparel Manufacturers – 6.2%
Burberry Group PLC	30,902	$783,014
Compagnie Financiere Richemont S.A.	3,523	312,058
Li & Fung Ltd.	249,600	233,679
LVMH Moet Hennessy Louis Vuitton S.A.	8,165	1,291,165
NIKE, Inc., “B”	4,652	447,290
VF Corp.	6,917	518,083

		$3,585,289

Automotive – 0.5%
Johnson Controls, Inc.	6,297	$304,397

Broadcasting – 6.2%
Discovery Communications, Inc., “A” (a)	15,145	$521,745
Publicis Groupe S.A.	4,042	289,501
Time Warner, Inc.	9,749	832,760
Twenty-First Century Fox, Inc.	25,683	986,356
Viacom, Inc., “B”	3,451	259,688
Walt Disney Co.	7,283	685,986

		$3,576,036

Brokerage & Asset Managers – 2.8%
BM&F Bovespa S.A.	82,448	$305,512
CME Group, Inc.	5,650	500,873
Franklin Resources, Inc.	14,522	804,083

		$1,610,468

Business Services – 10.5%
Accenture PLC, “A”	16,757	$1,496,568
Brenntag AG	10,663	600,108
Cognizant Technology Solutions Corp., “A” (a)	13,939	734,028
Compass Group PLC	59,989	1,022,472
Equifax, Inc.	6,670	539,403
Experian Group Ltd.	28,649	483,243
Fidelity National Information Services, Inc.	9,600	597,120
Intertek Group PLC	14,818	537,136

		$6,010,078

Chemicals – 1.1%
Monsanto Co.	5,458	$652,067

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 2.2%
Dassault Systems S.A.	7,205	$438,485
Oracle Corp.	18,513	832,530

		$1,271,015

Computer Software – Systems – 2.1%
Apple, Inc.	3,184	$351,450
EMC Corp.	28,181	838,103

		$1,189,553

Construction – 0.9%
Sherwin-Williams Co.	1,872	$492,411

Consumer Products – 4.4%
Colgate-Palmolive Co.	17,335	$1,199,409
L’Oreal S.A.	4,002	671,884
Procter & Gamble Co.	3,120	284,201
Reckitt Benckiser Group PLC	4,895	394,886

		$2,550,380

Electrical Equipment – 6.9%
Amphenol Corp., “A”	7,196	$387,217
Danaher Corp.	12,522	1,073,261
Legrand S.A.	4,794	250,961
Mettler-Toledo International, Inc. (a)	2,510	759,175
Schneider Electric S.A.	3,231	234,770
Sensata Technologies Holding B.V. (a)	7,694	403,243
W.W. Grainger, Inc.	3,441	877,076

		$3,985,703

Electronics – 3.1%
Microchip Technology, Inc.	8,668	$391,013
Samsung Electronics Co. Ltd.	268	322,150
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	48,100	1,076,478

		$1,789,641

Energy – Independent – 0.6%
Occidental Petroleum Corp.	4,039	$325,584

Energy – Integrated – 0.4%
BG Group PLC	16,096	$214,250

Food & Beverages – 7.1%
Chr. Hansen Holding A.S.	8,157	$362,945
Danone S.A.	17,269	1,136,067
M. Dias Branco S.A. Industria e Comercio de Alimentos	10,442	357,468
Mead Johnson Nutrition Co., “A”	6,424	645,869
Nestle S.A.	14,298	1,048,065
Want Want China Holdings Ltd.	386,000	506,374

		$4,056,788

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 2.3%
CVS Health Corp.	11,227	$1,081,272
Sundrug Co. Ltd.	6,500	263,086

		$1,344,358

General Merchandise – 1.3%
Dollarama, Inc.	8,374	$428,142
Lojas Renner S.A.	10,358	295,439

		$723,581

Internet – 2.9%
Google, Inc., “A” (a)	2,543	$1,349,468
NAVER Corp. (a)	448	289,417

		$1,638,885

Machinery & Tools – 1.7%
Colfax Corp. (a)	9,312	$480,220
Schindler Holding AG	3,432	495,213

		$975,433

Major Banks – 0.7%
Standard Chartered PLC	25,249	$378,971

Medical & Health Technology & Services – 1.5%
Express Scripts Holding Co. (a)	10,135	$858,130

Medical Equipment – 5.6%
Abbott Laboratories	13,177	$593,229
DENTSPLY International, Inc.	16,011	852,906
Sonova Holding AG	2,618	383,781
Thermo Fisher Scientific, Inc.	6,977	874,148
Waters Corp. (a)	4,642	523,246

		$3,227,310

Metals & Mining – 0.7%
Rio Tinto Ltd.	9,150	$421,564

Oil Services – 2.3%
Schlumberger Ltd.	15,632	$1,335,129

Other Banks & Diversified Financials – 6.9%
Credicorp Ltd.	4,092	$655,457
HDFC Bank Ltd.	44,480	667,054
Itau Unibanco Holding S.A., ADR	14,216	184,950
Julius Baer Group Ltd.	12,947	590,837
MasterCard, Inc., “A”	4,718	406,503
Sberbank of Russia, ADR	38,742	155,676
Visa, Inc., “A”	4,862	1,274,816

		$3,935,293

Pharmaceuticals – 2.9%
Bayer AG	5,201	$711,162
Johnson & Johnson	2,153	225,139
Zoetis, Inc.	16,576	713,265

		$1,649,566

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 0.4%
Kuehne & Nagel, Inc. AG	1,894	$257,454

Restaurants – 1.4%
McDonald’s Corp.	2,979	$279,132
Whitbread PLC	6,915	510,306

		$789,438

Specialty Chemicals – 3.3%
Croda International PLC	10,171	$419,085
Linde AG	3,182	593,729
Praxair, Inc.	4,178	541,302
Symrise AG	5,570	337,875

		$1,891,991

Specialty Stores – 1.9%
AutoZone, Inc. (a)	1,241	$768,316
Hermes International	55	19,620
Inditex	10,237	293,641

		$1,081,577

Total Common Stocks (Identified Cost, $45,074,434)		$57,128,150

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	361,434	$361,434

Total Investments (Identified Cost, $45,435,868)		$57,489,584

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(68,274)

NET ASSETS – 100.0%		$57,421,310

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $45,074,434)	$57,128,150
Underlying affiliated funds, at cost and value	361,434
Total investments, at value (identified cost, $45,435,868)	$57,489,584
Receivables for
Investments sold	19,881
Interest and dividends	98,431
Receivable from investment adviser	4,688
Other assets	829
Total assets		$57,613,413
Liabilities
Payable to custodian	$17,359
Payables for
Investments purchased	9,115
Fund shares reacquired	107,487
Payable to affiliates
Shareholder servicing costs	14
Distribution and/or service fees	33
Payable for independent Trustees’ compensation	90
Accrued expenses and other liabilities	58,005
Total liabilities		$192,103
Net assets		$57,421,310
Net assets consist of
Paid-in capital	$42,601,813
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,050,917
Accumulated net realized gain (loss) on investments and foreign currency	2,231,973
Undistributed net investment income	536,607
Net assets		$57,421,310
Shares of beneficial interest outstanding		2,558,311

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$55,049,788	2,452,328	$22.45
Service Class	2,371,522	105,983	22.38

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$1,278,977
Interest	8,842
Dividends from underlying affiliated funds	308
Foreign taxes withheld	(71,738)
Total investment income		$1,216,389
Expenses
Management fee	$538,842
Distribution and/or service fees	6,450
Shareholder servicing costs	3,105
Administrative services fee	18,781
Independent Trustees’ compensation	2,748
Custodian fee	56,332
Shareholder communications	7,603
Audit and tax fees	77,600
Legal fees	521
Miscellaneous	10,391
Total expenses		$722,373
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(44,249)
Net expenses		$678,123
Net investment income		$538,266
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$2,836,640
Foreign currency	(1,286)
Net realized gain (loss) on investments and foreign currency		$2,835,354
Change in unrealized appreciation (depreciation)
Investments	$(906,326)
Translation of assets and liabilities in foreign currencies	(3,544)
Net unrealized gain (loss) on investments and foreign currency translation		$(909,870)
Net realized and unrealized gain (loss) on investments and foreign currency		$1,925,484
Change in net assets from operations		$2,463,750

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$538,266	$297,689
Net realized gain (loss) on investments and foreign currency	2,835,354	6,445,390
Net unrealized gain (loss) on investments and foreign currency translation	(909,870)	5,166,533
Change in net assets from operations	$2,463,750	$11,909,612
Distributions declared to shareholders
From net investment income	$(294,235)	$(404,001)
Change in net assets from fund share transactions	$(8,549,721)	$(8,155,939)
Total change in net assets	$(6,380,206)	$3,349,672
Net assets
At beginning of period	63,801,516	60,451,844
At end of period (including undistributed net investment income of $536,607 and $293,862, respectively)	$57,421,310	$63,801,516

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.63	$17.96	$15.11	$16.26	$14.65
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.10	$0.11	$0.11	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.73	3.70	2.86	(1.15)	1.62
Total from investment operations	$0.93	$3.80	$2.97	$(1.04)	$1.72
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.13)	$(0.12)	$(0.11)	$(0.11)
Net asset value, end of period (x)	$22.45	$21.63	$17.96	$15.11	$16.26
Total return (%) (k)(r)(s)(x)	4.32	21.26	19.72	(6.38)	11.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.17	1.19	1.22	1.19
Expenses after expense reductions (f)	1.12	1.17	1.19	N/A	N/A
Net investment income	0.91	0.49	0.68	0.72	0.66
Portfolio turnover	25	33	40	36	61
Net assets at end of period (000 omitted)	$55,050	$60,188	$57,300	$56,309	$71,546

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.55	$17.89	$15.04	$16.18	$14.58
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.05	$0.07	$0.08	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.73	3.69	2.86	(1.16)	1.62
Total from investment operations	$0.87	$3.74	$2.93	$(1.08)	$1.68
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)	$(0.08)	$(0.06)	$(0.08)
Net asset value, end of period (x)	$22.38	$21.55	$17.89	$15.04	$16.18
Total return (%) (k)(r)(s)(x)	4.05	20.94	19.49	(6.67)	11.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.42	1.44	1.47	1.44
Expenses after expense reductions (f)	1.37	1.42	1.44	N/A	N/A
Net investment income	0.63	0.23	0.44	0.49	0.42
Portfolio turnover	25	33	40	36	61
Net assets at end of period (000 omitted)	$2,372	$3,614	$3,152	$3,101	$4,098

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

13

MFS Global Growth Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,281,619	$—	$—	$32,281,619
United Kingdom	378,971	6,131,747	—	6,510,718
France	19,620	5,412,732	—	5,432,352
Switzerland	—	3,087,408	—	3,087,408
Germany	2,242,874	—	—	2,242,874
Brazil	1,457,534	295,439	—	1,752,973
Taiwan	1,076,478	—	—	1,076,478
Denmark	—	929,054	—	929,054
India	—	667,054	—	667,054
Other Countries	1,610,917	1,536,703	—	3,147,620
Mutual Funds	361,434	—	—	361,434
Total Investments	$39,429,447	$18,060,137	$—	$57,489,584

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $15,952,825 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $233,679 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$294,235	$404,001

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$45,482,824
Gross appreciation	13,728,920
Gross depreciation	(1,722,160)
Net unrealized appreciation (depreciation)	$12,006,760
Undistributed ordinary income	536,607
Undistributed long-term capital gain	2,278,929
Other temporary differences	(2,799)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$289,368	$392,147
Service Class	4,867	11,854
Total	$294,235	$404,001

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $2,742, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement expired on July 31, 2014. For the period January 1, 2014 to July 31, 2014 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s total annual operating expense related to this agreement. Effective August 1, 2014 the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.01% of average daily net assets for the Initial Class shares and 1.26% of average daily net assets for the Service Class share. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 to December 31, 2014 this reduction amounted to $41,402, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $3,027, which equated to 0.0051% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $78.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0314% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $281 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $105, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other short-term obligations, aggregated $14,637,113 and $23,052,273, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	23,527	$516,947	35,748	$711,946
Service Class	3,725	82,392	40,640	835,599
	27,252	$599,339	76,388	$1,547,545
Shares issued to shareholders in reinvestment of distributions
Initial Class	12,872	$289,368	20,007	$392,147
Service Class	217	4,867	607	11,854
	13,089	$294,235	20,614	$404,001

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(366,883)	$(8,054,870)	(462,799)	$(9,130,525)
Service Class	(65,694)	(1,388,425)	(49,690)	(976,960)
	(432,577)	$(9,443,295)	(512,489)	$(10,107,485)
Net change
Initial Class	(330,484)	$(7,248,555)	(407,044)	$(8,026,432)
Service Class	(61,752)	(1,301,166)	(8,443)	(129,507)
	(392,236)	$(8,549,721)	(415,487)	$(8,155,939)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $227 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	26	9,933,750	(9,572,342)	361,434

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$308	$361,434

18

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

21

MFS Global Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

22

MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund’s retail counterpart, MFS Global Growth Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of

23

MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, and that MFS has agreed to further reduce such expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

24

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2014

MFS® GLOBAL

RESEARCH PORTFOLIO

MFS® Variable Insurance Trust II

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Danaher Corp.	1.6%
Exxon Mobil Corp.	1.5%
Novartis AG	1.4%
Royal Dutch Shell PLC, “A”	1.4%
Visa, Inc., “A”	1.3%
Roche Holding AG	1.2%
EMC Corp.	1.2%
Wells Fargo & Co.	1.2%
Twenty-First Century Fox, Inc.	1.2%
CMS Energy Corp.	1.1%

Global equity sectors
Financial Services	21.5%
Capital Goods	17.9%
Technology	14.6%
Health Care	11.6%
Energy	10.9%
Consumer Cyclicals	10.7%
Consumer Staples	7.4%
Telecommunications/Cable Television	4.9%

Issuer country weightings (x)
United States	59.7%
United Kingdom	7.2%
Japan	6.2%
Switzerland	5.4%
France	4.0%
Hong Kong	2.6%
Germany	2.2%
Netherlands	1.7%
Canada	1.6%
Other Countries	9.4%

Currency exposure weightings (y)
United States Dollar	61.4%
Euro	9.5%
British Pound Sterling	7.2%
Japanese Yen	6.2%
Swiss Franc	5.4%
Hong Kong Dollar	3.4%
Taiwan Dollar	1.2%
Indian Rupee	0.9%
Singapore Dollar	0.7%
Other Currencies	4.1%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Global Research Portfolio (“fund”) provided a total return of 2.40%, while Service Class shares of the fund provided a total return of 2.15%. These compare with a return of 4.71% over the same period for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the financial services sector was a primary detractor from relative performance. Within this sector, overweight positions in commercial banking firm Sberbank of Russia (Russia), financial services company Erste Group Bank (Austria), banking group Standard Chartered (United Kingdom) and banking and financial services firm Sumitomo Mitsui Financial Group (Japan) weakened relative results as all four stocks underperformed the benchmark during the period. Shares of Sberbank of Russia declined as the Russian banking sector faced headwinds from the Russian ruble’s devaluation, rapid rate hikes and a macro recession. Additionally, western sanctions put further pressure on the sector with regards to refinancing of foreign obligations.

Weak stock selection within both the consumer staples and capital goods sectors also dampened relative performance. There were no individual securities within the consumer staples sector that were among the fund’s top relative detractors for the reporting period. Within capital goods, overweight positions in engineering and construction company JGC Corp. (Japan) and petrochemical products manufacturer LG Chemical (South Korea) weakened relative returns. Shares of JGC Corp. appeared to have been affected by concerns about possible cancellations of LNG plant construction projects, a major source of revenue for the company, and the announced reductions in capital expenditures by energy companies in the face of sharply declining oil prices.

Elsewhere, the fund’s overweight positions in oil and gas producer Whiting Petroleum (h) (United States), casino and resort operator Sands China (Hong Kong) and oil and gas company BG Group (United Kingdom) held back relative performance. Shares of BG Group declined due to falling oil prices and OPEC’s (Organization of Petroleum Exporting Countries) decision to not intervene by reducing output. An underweight position in computer and personal electronics maker Apple (United States) also dampened relative returns as the company’s shares outperformed the benchmark over the reporting period.

Contributors to Performance

Strong stock selection in the telecommunications/cable television sector was a primary contributor to relative performance. However, there were no individual securities within this sector that were among the fund’s top relative contributors.

Stocks in other sectors that benefited relative returns included the fund’s overweight positions in computer and personal electronics maker Hewlett-Packard (United States), electric and gas utility company CMS Energy (United States), medical device and supply products manufacturer Covidien (h) (Ireland) and specialty retailer Limited Brands (h) (United States). Limited Brands released strong results due, in part, to robust sales growth in both the Victoria Secret and Bath & Body Works segments and improved margins. The company’s international business also showed gains as it continued to expand both company owned and franchise units. The fund’s holdings of semiconductor manufacturer NXP Semiconductors (b) (Ireland) and overweight positions in banking group Kasikornbank (Thailand), drugstore retailer CVS Health (United States), railroad company Union Pacific (United States), oil and gas exploration and production company Petroleo Brasileiro (h) (Brazil) and paint and coating manufacturer Sherwin-Williams (United States), were also among the fund’s top relative contributors. Investors appeared to have responded positively to CVS Health’s better-than-expected

3

MFS Global Research Portfolio

Management Review – continued

quarterly earnings results, which were bolstered by solid performance from its retail pharmacy business and improved Pharmacy Benefit management profitability. In addition, late in the period, CVS Health held an upbeat analyst meeting where the company increased its earnings growth expectations for 2015 and through 2018, which further supported the stock.

Respectfully,

James Keating	Ben Kottler	Joseph MacDougall
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Contract Owners: Effective April 30, 2014, Michael Cantara is no longer a Portfolio Manager of the Fund. Effective September 29, 2014, James Keating is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	2.40%	9.28%	5.90%
Service Class	8/24/01	2.15%	9.02%	5.64%

Comparative benchmark
MSCI All Country World Index (f)		4.71%	9.74%	6.65%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.93%	$1,000.00	$977.55	$4.64
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
Service Class	Actual	1.18%	$1,000.00	$976.10	$5.88
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 2.5%
Honeywell International, Inc.	11,275	$1,126,598
Precision Castparts Corp.	3,381	814,415
United Technologies Corp.	9,280	1,067,200

		$3,008,213

Alcoholic Beverages – 0.7%
Pernod Ricard S.A.	7,755	$859,851

Apparel Manufacturers – 1.7%
Global Brands Group Holding Ltd. (a)	1,470,000	$287,334
Li & Fung Ltd.	232,000	217,201
LVMH Moet Hennessy Louis Vuitton S.A.	5,931	937,893
PVH Corp.	4,805	615,857

		$2,058,285

Automotive – 2.0%
Delphi Automotive PLC	15,955	$1,160,248
DENSO Corp.	19,600	913,470
Guangzhou Automobile Group Co. Ltd., “H”	358,000	323,555

		$2,397,273

Biotechnology – 1.0%
Biogen Idec, Inc. (a)	3,587	$1,217,607

Broadcasting – 2.9%
Time Warner, Inc.	14,185	$1,211,683
Twenty-First Century Fox, Inc.	36,891	1,416,799
WPP PLC	42,397	879,576

		$3,508,058

Brokerage & Asset Managers – 2.0%
BlackRock, Inc.	2,724	$973,993
Franklin Resources, Inc.	10,945	606,025
Intercontinental Exchange, Inc.	3,870	848,652

		$2,428,670

Business Services – 2.6%
Accenture PLC, “A”	10,143	$905,871
Cognizant Technology Solutions Corp., “A” (a)	14,501	763,623
Equifax, Inc.	2,530	204,601
Fidelity National Information Services, Inc.	12,081	751,438
Gartner, Inc. (a)	3,355	282,525
Global Payments, Inc.	2,952	238,315

		$3,146,373

Cable TV – 1.2%
Comcast Corp., “Special A”	17,679	$1,017,692
Time Warner Cable, Inc.	3,343	508,337

		$1,526,029

Chemicals – 0.4%
E.I. du Pont de Nemours & Co.	6,911	$510,999

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 2.7%
Adobe Systems, Inc. (a)	8,784	$638,597
Citrix Systems, Inc. (a)	6,504	414,955
Dassault Systems S.A.	4,720	287,252
Oracle Corp.	16,056	722,038
Qlik Technologies, Inc. (a)	12,102	373,831
Salesforce.com, Inc. (a)	14,666	869,840

		$3,306,513

Computer Software – Systems – 3.2%
Apple, Inc. (s)	7,554	$833,811
EMC Corp.	49,258	1,464,933
Hewlett-Packard Co.	33,426	1,341,385
NCR Corp. (a)	8,393	244,572

		$3,884,701

Conglomerates – 0.4%
Hutchison Whampoa Ltd.	46,000	$526,636

Construction – 0.8%
Sherwin-Williams Co.	3,859	$1,015,071

Consumer Products – 2.1%
Colgate-Palmolive Co.	13,783	$953,646
L’Oreal S.A.	4,919	825,837
Newell Rubbermaid, Inc.	20,797	792,158

		$2,571,641

Consumer Services – 0.7%
Priceline Group, Inc. (a)	704	$802,708

Containers – 0.4%
Crown Holdings, Inc. (a)	9,306	$473,675

Electrical Equipment – 2.7%
Danaher Corp. (s)	22,667	$1,942,789
Siemens AG	6,822	773,903
W.W. Grainger, Inc.	2,267	577,836

		$3,294,528

Electronics – 2.8%
Altera Corp.	16,020	$591,779
MediaTek, Inc.	38,500	560,480
Mellanox Technologies Ltd. (a)	9,595	409,994
Microchip Technology, Inc.	13,583	612,729
NXP Semiconductors N.V. (a)	4,574	349,454
Taiwan Semiconductor Manufacturing Co. Ltd.	133,000	586,893
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,033	291,679

		$3,403,008

Energy – Independent – 3.1%
Anadarko Petroleum Corp.	9,669	$797,693
Cabot Oil & Gas Corp.	19,950	590,720
Cenovus Energy, Inc.	12,461	257,093
EOG Resources, Inc.	11,730	1,079,981
INPEX Corp.	27,600	306,231

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
Oil Search Ltd.	63,488	$410,185
Pioneer Natural Resources Co.	2,525	375,846

		$3,817,749

Energy – Integrated – 3.5%
BG Group PLC	59,480	$791,722
Exxon Mobil Corp. (s)	19,352	1,789,092
Royal Dutch Shell PLC, “A”	50,356	1,669,125

		$4,249,939

Engineering – Construction – 0.4%
Fluor Corp.	2,532	$153,515
JGC Corp.	19,000	391,572

		$545,087

Food & Beverages – 4.0%
Coca-Cola Co.	28,853	$1,218,174
Danone S.A.	13,821	909,235
M. Dias Branco S.A. Industria e Comercio de Alimentos	8,010	274,212
Mondelez International, Inc.	26,718	970,531
Nestle S.A.	15,490	1,135,441
Want Want China Holdings Ltd.	268,000	351,575

		$4,859,168

Food & Drug Stores – 1.0%
CVS Health Corp.	13,073	$1,259,061

Gaming & Lodging – 0.4%
Sands China Ltd.	110,000	$535,018

General Merchandise – 1.7%
Dollarama, Inc.	12,403	$634,135
Lojas Renner S.A.	10,728	305,992
Target Corp.	15,227	1,155,882

		$2,096,009

Insurance – 3.5%
AIA Group Ltd.	219,200	$1,207,016
American International Group, Inc.	18,805	1,053,268
Hiscox Ltd.	62,607	703,059
ING Groep N.V. (a)	43,383	561,706
MetLife, Inc.	15,021	812,486

		$4,337,535

Internet – 3.4%
Facebook, Inc., “A “ (a)	12,921	$1,008,096
Google, Inc., “A” (a)	2,537	1,346,284
Google, Inc., “C” (a)	1,487	782,757
LinkedIn Corp., “A” (a)	3,044	699,237
Yelp, Inc. (a)	5,421	296,691

		$4,133,065

Machinery & Tools – 3.0%
Atlas Copco AB, “A”	23,202	$645,877
Eaton Corp. PLC	12,025	817,219
Joy Global, Inc.	14,750	686,170
Roper Industries, Inc.	6,614	1,034,099

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – continued
Schindler Holding AG	3,641	$525,370

		$3,708,735

Major Banks – 6.6%
BNP Paribas	9,590	$563,550
BOC Hong Kong Holdings Ltd.	123,500	411,182
Goldman Sachs Group, Inc.	3,432	665,225
HSBC Holdings PLC	89,927	849,854
JPMorgan Chase & Co.	21,914	1,371,378
Morgan Stanley	21,503	834,316
Royal Bank of Scotland Group PLC (a)	87,568	531,584
Standard Chartered PLC	43,405	651,480
Sumitomo Mitsui Financial Group, Inc.	21,600	780,462
Wells Fargo & Co.	26,264	1,439,792

		$8,098,823

Medical Equipment – 3.7%
Abbott Laboratories	23,963	$1,078,814
DENTSPLY International, Inc.	15,947	849,497
Stryker Corp.	10,281	969,807
Terumo Corp.	21,000	478,268
Thermo Fisher Scientific, Inc.	9,300	1,165,197

		$4,541,583

Metals & Mining – 1.0%
Iluka Resources Ltd.	35,563	$170,957
Rio Tinto Ltd.	23,152	1,066,672

		$1,237,629

Natural Gas – Distribution – 1.3%
Centrica PLC	99,919	$430,047
China Resources Gas Group Ltd.	108,000	279,370
GDF SUEZ	22,757	531,497
Tokyo Gas Co. Ltd.	62,000	334,562

		$1,575,476

Natural Gas – Pipeline – 0.4%
Williams Cos., Inc.	11,476	$515,731

Oil Services – 0.7%
Schlumberger Ltd.	10,109	$863,410

Other Banks & Diversified Financials – 9.0%
American Express Co.	11,024	$1,025,673
BB&T Corp.	17,125	665,991
Credicorp Ltd.	3,926	628,867
DBS Group Holdings Ltd.	60,000	926,546
Discover Financial Services	10,081	660,205
Erste Group Bank AG	20,155	462,082
HDFC Bank Ltd.	74,154	1,112,066
Julius Baer Group Ltd.	13,855	632,274
Kasikornbank PLC, NVDR	89,300	616,636
KBC Group N.V. (a)	12,733	706,688
Sberbank of Russia, ADR	78,522	315,523
UBS AG (a)	65,245	1,121,542
UniCredit S.p.A.	82,700	527,089
Visa, Inc., “A”	6,257	1,640,585

		$11,041,767

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 6.9%
AbbVie, Inc.	10,526	$688,821
Actavis PLC (a)	5,303	1,365,045
Bayer AG	8,423	1,151,725
Novartis AG	18,424	1,694,409
Roche Holding AG	5,639	1,528,397
Santen Pharmaceutical Co. Ltd.	16,500	883,012
Valeant Pharmaceuticals International, Inc. (a)	7,827	1,120,122

		$8,431,531

Railroad & Shipping – 1.1%
Union Pacific Corp.	11,055	$1,316,982

Real Estate – 0.4%
Intu Properties PLC, REIT	94,095	$486,585

Restaurants – 0.6%
McDonald’s Corp.	8,317	$779,303

Specialty Chemicals – 2.7%
Akzo Nobel N.V.	10,452	$724,791
JSR Corp.	39,100	671,418
LG Chemical Ltd. (a)	3,335	544,263
Linde AG	4,108	766,511
W.R. Grace & Co. (a)	6,048	576,919

		$3,283,902

Specialty Stores – 1.7%
Hennes & Mauritz AB, “B”	4,077	$169,121
L Brands, Inc.	8,902	770,468
Ryohin Keikaku Co. Ltd.	2,700	333,621
Urban Outfitters, Inc. (a)	22,195	779,710

		$2,052,920

Telecommunications – Wireless – 2.2%
American Tower Corp., REIT	8,036	$794,359
KDDI Corp.	17,146	1,072,829
Mobile TeleSystems OJSC (a)	45,813	127,485
Philippine Long Distance Telephone Co.	4,705	305,655
Vodafone Group PLC	132,103	452,646

		$2,752,974

Telephone Services – 1.1%
BT Group PLC	43,863	$272,282
Hellenic Telecommunications Organization S.A. (a)	33,139	364,909
Royal KPN N.V.	136,034	428,885
Verizon Communications, Inc.	8,282	387,432

		$1,453,508

Tobacco – 0.7%
Japan Tobacco, Inc.	29,000	$796,284

Trucking – 0.5%
Yamato Holdings Co. Ltd.	33,300	$655,691

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 1.9%
CMS Energy Corp.	40,487	$1,406,923
Edison International	10,774	705,484
Energias do Brasil S.A.	67,781	227,069

		$2,339,476

Total Common Stocks (Identified Cost, $104,932,975)		$121,704,780

PREFERRED STOCKS – 0.2%
Telephone Services – 0.2%
Telecom Italia S.p.A. (Identified Cost, $417,996)	373,506	$312,189

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	989,853	$989,853

Total Investments (Identified Cost, $106,340,824)		$123,006,822

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(437,854)

NET ASSETS – 100.0%		$122,568,968

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2014, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2014, the fund had cash collateral of $8,687 and other liquid securities with an aggregate value of $576,153 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities. At December 31, 2014, the fund had no short sales outstanding.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $105,350,971)	$122,016,969
Underlying affiliated funds, at cost and value	989,853
Total investments, at value (identified cost, $106,340,824)	$123,006,822
Cash	1,577
Deposits with brokers	8,687
Receivables for
Investments sold	3,149
Interest and dividends	169,155
Other assets	1,427
Total assets		$123,190,817
Liabilities
Payable to custodian	$8,999
Payables for
Investments purchased	390,209
Fund shares reacquired	135,818
Payable to affiliates
Investment adviser	4,479
Shareholder servicing costs	21
Distribution and/or service fees	132
Payable for independent Trustees’ compensation	83
Deferred country tax expense payable	7,105
Accrued expenses and other liabilities	75,003
Total liabilities		$621,849
Net assets		$122,568,968
Net assets consist of
Paid-in capital	$117,477,044
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $7,010 deferred country tax)	16,651,448
Accumulated net realized gain (loss) on investments and foreign currency	(13,017,800)
Undistributed net investment income	1,458,276
Net assets		$122,568,968
Shares of beneficial interest outstanding		4,869,866

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$113,018,278	4,488,694	$25.18
Service Class	9,550,690	381,172	25.06

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$2,811,528
Interest	21,331
Dividends from underlying affiliated funds	613
Foreign taxes withheld	(146,150)
Total investment income		$2,687,322
Expenses
Management fee	$976,455
Distribution and/or service fees	25,241
Shareholder servicing costs	4,706
Administrative services fee	28,162
Independent Trustees’ compensation	4,566
Custodian fee	87,972
Shareholder communications	14,649
Audit and tax fees	66,125
Legal fees	1,129
Dividend and interest expense on securities sold short	875
Miscellaneous	12,825
Total expenses		$1,222,705
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(6,187)
Net expenses		$1,216,515
Net investment income		$1,470,807
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $2,122 country tax)	$11,086,385
Securities sold short	(258,552)
Foreign currency	(12,057)
Net realized gain (loss) on investments and foreign currency		$10,815,776
Change in unrealized appreciation (depreciation)
Investments (net of $1,203 increase in deferred country tax)	$(9,278,509)
Securities sold short	109,797
Translation of assets and liabilities in foreign currencies	(9,445)
Net unrealized gain (loss) on investments and foreign currency translation		$(9,178,157)
Net realized and unrealized gain (loss) on investments and foreign currency		$1,637,619
Change in net assets from operations		$3,108,426

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$1,470,807	$1,422,018
Net realized gain (loss) on investments and foreign currency	10,815,776	15,745,728
Net unrealized gain (loss) on investments and foreign currency translation	(9,178,157)	11,567,111
Change in net assets from operations	$3,108,426	$28,734,857
Distributions declared to shareholders
From net investment income	$(1,348,125)	$(2,039,015)
Change in net assets from fund share transactions	$(16,911,014)	$(18,942,031)
Total change in net assets	$(15,150,713)	$7,753,811
Net assets
At beginning of period	137,719,681	129,965,870
At end of period (including undistributed net investment income of $1,458,276 and $1,348,713, respectively)	$122,568,968	$137,719,681

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.85	$20.36	$17.71	$19.23	$17.29
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.24	$0.30	$0.27	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.31	4.61	2.66	(1.56)	1.97
Total from investment operations	$0.60	$4.85	$2.96	$(1.29)	$2.17
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.36)	$(0.31)	$(0.23)	$(0.23)
Net asset value, end of period (x)	$25.18	$24.85	$20.36	$17.71	$19.23
Total return (%) (k)(r)(s)(x)	2.40	24.00	16.81	(6.73)	12.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	0.94	0.97	0.97
Expenses after expense reductions (f)	0.91	0.92	0.94	N/A	N/A
Net investment income	1.15	1.08	1.58	1.38	1.18
Portfolio turnover	37	41	40	54	59
Net assets at end of period (000 omitted)	$113,018	$126,707	$117,388	$117,312	$144,156
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.91	0.91	0.93	0.96	0.96

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.72	$20.25	$17.60	$19.11	$17.18
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.19	$0.26	$0.22	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.31	4.57	2.64	(1.55)	1.96
Total from investment operations	$0.54	$4.76	$2.90	$(1.33)	$2.12
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.29)	$(0.25)	$(0.18)	$(0.19)
Net asset value, end of period (x)	$25.06	$24.72	$20.25	$17.60	$19.11
Total return (%) (k)(r)(s)(x)	2.15	23.68	16.57	(7.00)	12.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.17	1.19	1.22	1.22
Expenses after expense reductions (f)	1.16	1.17	1.19	N/A	N/A
Net investment income	0.90	0.86	1.35	1.13	0.93
Portfolio turnover	37	41	40	54	59
Net assets at end of period (000 omitted)	$9,551	$11,013	$12,578	$13,073	$17,036
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.16	1.16	1.18	1.21	1.21

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have been lower by approximately 0.71% and 0.70%, respectively.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$72,562,692	$—	$—	$72,562,692
United Kingdom	1,354,539	7,430,093	—	8,784,632
Japan	—	7,617,422	—	7,617,422
Switzerland	1,121,542	5,515,891	—	6,637,433
France	—	4,915,114	—	4,915,114
Hong Kong	217,201	2,967,186	—	3,184,387
Germany	2,692,138	—	—	2,692,138
Netherlands	349,454	1,715,382	—	2,064,836
Canada	2,011,350	—	—	2,011,350
Other Countries	1,865,322	9,681,643	—	11,546,965
Mutual Funds	989,853	—	—	989,853
Total Investments	$83,164,091	$39,842,731	$—	$123,006,822

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $27,891,888 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $217,201 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. At December 31, 2014, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Puchased Options)
Equity	$(615)

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2014, this expense amounted to $875. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2014, the fund had no short sales outstanding.

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$1,348,125	$2,039,015

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$106,370,696
Gross appreciation	23,447,981
Gross depreciation	(6,811,855)
Net unrealized appreciation (depreciation)	$16,636,126
Undistributed ordinary income	1,458,276
Capital loss carryforwards	(12,937,239)
Other temporary differences	(65,239)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(12,937,239)

The availability of $12,937,239 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$1,271,809	$1,891,705
Service Class	76,316	147,310
Total	$1,348,125	$2,039,015

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $5,958, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $4,659, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $47.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0216% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $611 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $229, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $47,725,547 and $64,414,822, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	27,217	$688,081	32,474	$747,119
Service Class	14,838	368,961	14,109	315,844
	42,055	$1,057,042	46,583	$1,062,963
Shares issued to shareholders in reinvestment of distributions
Initial Class	49,124	$1,271,809	84,263	$1,891,705
Service Class	2,959	76,316	6,591	147,310
	52,083	$1,348,125	90,854	$2,039,015
Shares reacquired
Initial Class	(685,547)	$(17,270,545)	(784,748)	$(17,661,909)
Service Class	(82,044)	(2,045,636)	(196,495)	(4,382,100)
	(767,591)	$(19,316,181)	(981,243)	$(22,044,009)

20

MFS Global Research Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Net change
Initial Class	(609,206)	$(15,310,655)	(668,011)	$(15,023,085)
Service Class	(64,247)	(1,600,359)	(175,795)	(3,918,946)
	(673,453)	$(16,911,014)	(843,806)	$(18,942,031)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $490 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	43	24,471,232	(23,481,422)	989,853

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$613	$989,853

21

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

22

MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

24

MFS Global Research Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers James Keating Ben Kottler Joseph MacDougall

25

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including assigning an additional portfolio manager to the Fund in both 2011 and 2013. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the

26

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

27

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 72.47% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2014

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust II

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	16.9%	16.1%	33.0%
	Europe ex-U.K.	21.9%	(4.9)%	17.0%
	United Kingdom	4.0%	(1.4)%	2.6%
	Emerging Markets	1.9%	0.0%	1.9%
	North America ex-U.S.	2.6%	(1.8)%	0.8%
	Japan	7.6%	(7.2)%	0.4%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
	Asia/Pacific ex-Japan	3.4%	(3.5)%	(0.1)%
	Total	58.4%	(2.7)%	55.7%
Equity	U.S. Large Cap	18.2%	(3.8)%	14.4%
	Europe ex-U.K.	6.5%	7.1%	13.6%
	Emerging Markets	0.4%	8.1%	8.5%
	Japan	3.8%	0.0%	3.8%
	United Kingdom	3.7%	(1.2)%	2.5%
	Asia/Pacific ex-Japan	0.4%	(2.0)%	(1.6)%
	U.S. Small/Mid Cap	0.6%	(2.6)%	(2.0)%
	North America ex-U.S.	0.8%	(3.4)%	(2.6)%
	Total	34.4%	2.2%	36.6%
Real Estate-related	Non-U.S.	0.7%	0.0%	0.7%
	U.S.	0.4%	0.0%	0.4%
	Total	1.1%	0.0%	1.1%
Cash	Cash & Equivalents (d)	1.1%	2.8%	3.9%
	Derivative Offsets (e)	2.2%	0.5%	2.7%
	Total	3.3%	3.3%	6.6%
Total Net Exposure Summary		97.2%	2.8%	100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
US Treasury Note 10 yr Future MAR 2015	13.9%
BIST 30 Index Future FEB 2015	3.2%
Government of Japan, 2.1%, 9/20/24	3.1%
Government of Japan, 1.1%, 6/20/20	2.6%
S&P TSX 60 Index Future MAR 2015	(3.4)%
S&P ASX 200 Index Future MAR 2015	(3.4)%
Australian Treasury Bond 10 yr Future MAR 2015	(3.5)%
E-Mini S&P 500 Index Future MAR 2015	(3.8)%
German Euro Bund Future MAR 2015	(4.9)%
Japanese Government Bond 10 yr Future MAR 2015	(7.2)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(d)	Cash & Equivalents includes cash, other assets (excluding interest receivables) less liabilities, short term securities, and the unrealized gain or loss in connection with all forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within theses ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Global Tactical Allocation Portfolio (“fund”) provided a total return of 4.46%, while Service Class shares of the fund provided a total return of 4.25%. These compare with a return of 0.59% over the same period for the fund’s benchmark, the Barclays Global Aggregate Bond Index. The fund’s other benchmarks, the MSCI World Index and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of 5.50% and 6.14%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, structured securities, and swaps.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Within the equity portion of the fund, stock selection in the health care sector held back performance relative to the MSCI World Index. An overweight position in pharmaceutical firm GlaxoSmithKline (United Kingdom) dampened relative performance as the stock lagged the benchmark during the reporting period.

An underweight position and stock selection in the technology sector further weighed on relative results. Not holding strong-performing computer and personal electronics maker Apple, software giant Microsoft and semiconductor company Intel hindered relative returns as all three stocks posted strong results for the period.

Other top individual detractors included the fund’s overweight positions in French international food producer Danone, holdings of Fuji Media Holdings (Japan), overweighting chemical products company Henkel KGaA (Germany), tobacco company Japan Tobacco, and holding shares of retailer Esprit Holdings (Hong Kong) also hindered relative returns.

The fund’s cash and/or cash equivalents position within the equity portion of the fund also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, yield curve (y) positioning in the US and United Kingdom, particularly the fund’s greater exposure to shifts in the long end of the yield curves, dampened performance relative to the Barclays Global Aggregate Bond Index. A greater exposure to the Japanese yen also hindered relative performance.

As part of the tactical overlay, negative contributions from top-level allocation within stock and bond markets, specifically, by an underweight allocation to developed equity and fixed income securities detracted from relative results. A long exposure to the equity markets of Italy, Mexico and Hong Kong and short exposures to Japan and Canada, via equity index futures, and a short exposure to

MFS Global Tactical Allocation Portfolio

Management Review – continued

the fixed income markets of Germany and Canada, via interest rate futures, dampened relative performance. The fund’s long positions in the Norwegian krone and Swedish krona, via foreign currency exchange forward contracts, were additional factors that weakened relative performance.

Contributors to Performance

Within the equity portion of the fund, stock selection in the basic materials sector benefited performance relative to the MSCI World Index. An overweight position in diversified technology company 3M and not holding poor-performing mining giant BHP Billiton (Australia) contributed to relative results.

Strong stock selection in the financial services and industrial goods & services sectors was also a positive factor for relative performance. Within financial services, the fund’s overweight positions in diversified financial services firm Wells Fargo and German real estate company Deutsche Wohnen aided relative returns. Within industrial goods & services, an overweight position in defense contractor Lockheed Martin further supported relative performance.

Individual securities in other sectors that benefited relative results included overweight positions in shares of drugstore retailer CVS Health, consumer and chemical products manufacturer Kao (Japan), holdings of semiconductor manufacturer Taiwan Semiconductor(b) (Taiwan), and overweight positions in shares of medical device manufacturer Medtronic and diversified medical products maker Johnson & Johnson.

Within the fixed income portion of the fund, yield curve positioning in Europe and Australia, particularly the fund’s greater exposure to shifts in the long end of the yield curve, contributed to performance relative to the Barclays Global Aggregate Bond Index. The fund’s greater exposure to Irish debt was another positive factor for relative results. Strong bond selection further supported relative performance.

Within the fund’s tactical overlay, long exposures to the equity markets of Turkey and Taiwan coupled with a short exposure to the equity markets of Australia and US stocks with small market capitalizations, via equity index futures, supported performance. Additionally, a short exposure to the fixed income market of Japan and a long exposure to the fixed income market of the United Kingdom, via interest rate futures, were additional positive factors.

Respectfully,

Nevin Chitkara	Pablo De La Mata	Pilar Gomez-Bravo	Steven Gorham
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Richard Hawkins	Benjamin Nastou	Robert Persons	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Contract Owners: Effective September 30, 2014, Pablo De La Mata is also a Portfolio Manager of the Fund. Effective December 31, 2014, Barnaby Wiener is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	4.46%	5.95%	5.59%
Service Class	8/24/01	4.25%	5.69%	5.32%

Comparative benchmarks
Barclays Global Aggregate Bond Index (f)		0.59%	2.65%	3.60%
MFS Global Tactical Allocation Blended Index (f)(w)		6.14%	6.78%	5.56%
Barclays Global Aggregate Bond Index Hedged (f)		7.59%	4.60%	4.69%
MSCI World Index (f)		5.50%	10.81%	6.61%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2014, the MFS Global Tactical Allocation Blended Index was comprised of 35% MSCI World Index, 54% Barclays Global Aggregate Bond Index Hedged, and 11% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.76%	$1,000.00	$1,000.16	$3.83
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$999.35	$5.09
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 34.9%
Aerospace – 2.0%
Cobham PLC	383,715	$1,924,102
Honeywell International, Inc.	53,020	5,297,758
Lockheed Martin Corp.	33,990	6,545,454
Northrop Grumman Corp.	10,003	1,474,342
United Technologies Corp.	38,819	4,464,185

		$19,705,841

Alcoholic Beverages – 0.9%
Heineken N.V.	61,020	$4,334,817
Pernod Ricard S.A.	40,109	4,447,164

		$8,781,981

Automotive – 0.4%
Johnson Controls, Inc.	44,264	$2,139,722
USS Co. Ltd.	103,600	1,594,299

		$3,734,021

Broadcasting – 0.9%
Fuji Media Holdings, Inc.	66,500	$817,971
Nippon Television Holdings, Inc.	71,500	1,052,059
Omnicom Group, Inc.	35,574	2,755,918
Viacom, Inc., “B”	20,330	1,529,833
Walt Disney Co.	32,990	3,107,328

		$9,263,109

Brokerage & Asset Managers – 0.6%
BlackRock, Inc.	8,079	$2,888,727
Computershare Ltd.	85,242	815,232
Daiwa Securities Group, Inc.	155,000	1,207,080
Franklin Resources, Inc.	24,410	1,351,582

		$6,262,621

Business Services – 1.8%
Accenture PLC, “A”	64,020	$5,717,626
Amadeus IT Holding S.A.	76,806	3,052,057
Bunzl PLC	104,746	2,855,361
Compass Group PLC	253,400	4,319,034
Nomura Research, Inc.	76,300	2,342,863

		$18,286,941

Cable TV – 0.5%
Comcast Corp., “Special A”	78,692	$4,529,905

Chemicals – 1.2%
3M Co.	36,497	$5,997,187
Givaudan S.A.	1,533	2,741,091
PPG Industries, Inc.	14,399	3,328,329

		$12,066,607

Computer Software – 0.4%
Oracle Corp.	80,297	$3,610,956

Computer Software – Systems – 0.4%
International Business Machines Corp.	22,428	$3,598,348

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.3%
Geberit AG	5,359	$1,821,167
Stanley Black & Decker, Inc.	15,899	1,527,576

		$3,348,743

Consumer Products – 2.1%
Henkel KGaA, IPS	43,668	$4,724,995
Kao Corp.	170,700	6,734,043
Kobayashi Pharmaceutical Co. Ltd.	24,300	1,417,934
KOSE Corp.	24,900	973,982
Procter & Gamble Co.	36,158	3,293,632
Reckitt Benckiser Group PLC	43,927	3,543,652

		$20,688,238

Containers – 0.3%
Brambles Ltd.	266,714	$2,296,907
Crown Holdings, Inc. (a)	14,554	740,799

		$3,037,706

Electrical Equipment – 1.0%
Danaher Corp.	30,544	$2,617,926
Legrand S.A.	50,974	2,668,432
Pentair PLC	8,680	576,526
Spectris PLC	49,265	1,606,303
Tyco International PLC	53,994	2,368,177

		$9,837,364

Electronics – 1.1%
Halma PLC	138,032	$1,471,517
Hirose Electric Co. Ltd.	13,500	1,571,619
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	171,568	3,839,692
Texas Instruments, Inc.	77,569	4,147,227

		$11,030,055

Energy – Independent – 0.3%
Cairn Energy PLC (a)	229,463	$629,887
Occidental Petroleum Corp.	34,087	2,747,753

		$3,377,640

Energy – Integrated – 1.4%
Chevron Corp.	21,921	$2,459,098
Exxon Mobil Corp.	54,910	5,076,430
Royal Dutch Shell PLC, “A”	131,275	4,351,306
Suncor Energy, Inc.	51,761	1,643,984

		$13,530,818

Food & Beverages – 1.6%
Danone S.A.	87,969	$5,787,172
General Mills, Inc.	58,192	3,103,379
Nestle S.A.	89,828	6,584,531

		$15,475,082

Food & Drug Stores – 0.7%
CVS Health Corp.	69,419	$6,685,744

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 0.4%
Target Corp.	49,036	$3,722,323

Insurance – 2.5%
ACE Ltd.	17,093	$1,963,644
Aon PLC	32,922	3,121,993
Fairfax Financial Holdings Ltd.	7,212	3,779,068
Hiscox Ltd.	113,444	1,273,944
ING Groep N.V. (a)	184,475	2,388,511
MetLife, Inc.	72,970	3,946,947
Prudential Financial, Inc.	26,051	2,356,573
Travelers Cos., Inc.	40,238	4,259,192
Zurich Insurance Group AG	6,220	1,947,748

		$25,037,620

Leisure & Toys – 0.1%
Hasbro, Inc.	22,823	$1,255,037

Machinery & Tools – 0.2%
Glory Ltd.	25,800	$689,510
Neopost S.A.	19,712	1,118,806

		$1,808,316

Major Banks – 2.9%
Bank of New York Mellon Corp.	88,620	$3,595,313
Goldman Sachs Group, Inc.	15,718	3,046,620
HSBC Holdings PLC	327,188	3,092,084
JPMorgan Chase & Co. (s)	108,608	6,796,689
State Street Corp.	40,059	3,144,632
Sumitomo Mitsui Financial Group, Inc.	24,200	874,407
Toronto-Dominion Bank	21,265	1,016,027
Wells Fargo & Co. (s)	134,767	7,387,927

		$28,953,699

Medical Equipment – 0.9%
Abbott Laboratories	75,680	$3,407,114
Medtronic, Inc.	50,740	3,663,428
St. Jude Medical, Inc.	22,859	1,486,521

		$8,557,063

Network & Telecom – 0.4%
Ericsson, Inc., “B”	340,523	$4,121,370

Other Banks & Diversified Financials – 0.7%
DnB NOR A.S.A.	124,766	$1,839,596
Hachijuni Bank Ltd.	85,000	547,137
North Pacific Bank Ltd.	74,200	287,153
U.S. Bancorp	102,061	4,587,642

		$7,261,528

Pharmaceuticals – 3.7%
Bayer AG	35,017	$4,788,073
GlaxoSmithKline PLC	238,581	5,104,453
Indivior PLC (a)	40,712	94,800
Johnson & Johnson (s)	78,005	8,156,983
Novartis AG	66,873	6,150,142
Pfizer, Inc.	202,535	6,308,965
Roche Holding AG	16,312	4,421,212

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Santen Pharmaceutical Co. Ltd.	25,100	$1,343,249

		$36,367,877

Railroad & Shipping – 0.1%
Canadian National Railway Co.	15,971	$1,100,562

Real Estate – 0.5%
Deutsche Wohnen AG	205,709	$4,887,694

Restaurants – 0.3%
McDonald’s Corp.	31,541	$2,955,392

Specialty Stores – 0.1%
Esprit Holdings Ltd.	625,200	$748,178

Telecommunications – Wireless – 1.2%
KDDI Corp.	142,100	$8,891,229
Vodafone Group PLC	763,386	2,615,714

		$11,506,943

Telephone Services – 0.7%
TDC A.S.	154,329	$1,176,087
Verizon Communications, Inc.	119,772	5,602,934

		$6,779,021

Tobacco – 1.6%
British American Tobacco PLC	71,321	$3,875,146
Japan Tobacco, Inc.	121,300	3,330,666
Lorillard, Inc.	42,345	2,665,194
Philip Morris International, Inc.	74,805	6,092,867

		$15,963,873

Trucking – 0.7%
United Parcel Service, Inc., “B”	27,278	$3,032,495
Yamato Holdings Co. Ltd.	192,100	3,782,529

		$6,815,024

Total Common Stocks (Identified Cost, $226,940,590)		$344,693,240

BONDS – 60.6%
Asset-Backed & Securitized – 2.3%
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.532%, 1/30/25 (z)	$1,367,000	$1,348,861
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	1,729,018	1,830,402
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 12/11/49	49,757	50,124
CWCapital LLC, 5.223%, 8/15/48	2,078,910	2,190,558
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.33%, 7/15/25 (z)	1,757,000	1,720,507
Goldman Sachs Mortgage Securities Corp., FRN, 5.795%, 8/10/45	3,457,843	3,744,363
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.383%, 4/25/25 (z)	1,595,000	1,566,775
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.787%, 6/15/49	1,230,759	1,246,683

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.939%, 2/15/51		$96,272	$96,412
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.787%, 6/15/49		2,310,000	2,480,566
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.834%, 6/12/50		681,646	682,061
Merrill Lynch Mortgage Trust, FRN, 5.834%, 6/12/50		3,310,000	3,556,032
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.743%, 6/12/50		2,460,000	2,657,206

			$23,170,550

Automotive – 0.5%
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)		$917,000	$920,187
FCE Bank PLC, 1.875%, 5/12/16	EUR	500,000	616,502
FGA Capital Ireland PLC Co., 2%, 10/23/19	EUR	475,000	580,655
Ford Motor Credit Co. LLC, 1.7%, 5/09/16		$1,247,000	1,251,676
RCI Banque S.A., 4.25%, 4/27/17	EUR	650,000	852,424
TRW Automotive, Inc., 4.5%, 3/01/21 (n)		$337,000	338,685
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	615,000	790,692

			$5,350,821

Biotechnology – 0.1%
Life Technologies Corp., 6%, 3/01/20		$411,000	$469,553

Broadcasting – 0.4%
Discovery Communications, Inc., 4.875%, 4/01/43		$1,030,000	$1,061,952
Grupo Televisa S.A.B., 5%, 5/13/45		551,000	556,195
Omnicom Group, Inc., 3.65%, 11/01/24		357,000	357,166
ProSiebenSat.1 Media AG, 2.625%, 4/15/21	EUR	615,000	781,645
SES S.A., 3.6%, 4/04/23 (n)		$734,000	741,390
Vivendi S.A., 4%, 3/31/17	EUR	600,000	786,363

			$4,284,711

Building – 0.3%
CRH Finance Ltd., 3.125%, 4/03/23	EUR	500,000	$687,665
Holcim Finance Luxembourg S.A., 3%, 1/22/24	EUR	300,000	413,306
Holcim GB Finance Ltd., 8.75%, 4/24/17	GBP	300,000	542,086
Mohawk Industries, Inc., 6.125%, 1/15/16		$558,000	584,345
Owens Corning, Inc., 6.5%, 12/01/16		13,000	14,168
Owens Corning, Inc., 4.2%, 12/15/22		558,000	566,302

			$2,807,872

Issuer	Shares/Par		Value ($)

BONDS – continued
Business Services – 0.1%
Fidelity National Information Services, Inc., 5%, 3/15/22		$717,000	$760,418
Tencent Holdings Ltd., 3.375%, 5/02/19 (n)		234,000	237,846

			$998,264

Cable TV – 0.4%
Comcast Corp., 4.65%, 7/15/42		$512,000	$560,390
Cox Communications, Inc., 3.25%, 12/15/22 (n)		498,000	488,956
NBCUniversal Media LLC, 5.15%, 4/30/20		1,166,000	1,323,178
Shaw Communications, Inc., 5.65%, 10/01/19	CAD	755,000	720,616
Time Warner Cable, Inc., 5.75%, 6/02/31	GBP	350,000	663,307
Time Warner Cable, Inc., 5.25%, 7/15/42	GBP	100,000	182,346

			$3,938,793

Chemicals – 0.3%
CF Industries, Inc., 5.15%, 3/15/34		$604,000	$631,783
Dow Chemical Co., 8.55%, 5/15/19		381,000	473,677
LyondellBasell Industries N.V., 5%, 4/15/19		903,000	984,960
Praxair, Inc., 1.625%, 12/01/25	EUR	250,000	308,807
Solvay Finance S.A., FRN, 4.199%, 5/29/49	EUR	550,000	692,487

			$3,091,714

Computer Software – 0.1%
Oracle Corp., 3.4%, 7/08/24		$752,000	$768,598

Conglomerates – 0.2%
Roper Industries, Inc., 1.85%, 11/15/17		$511,000	$511,659
Siemens Financierings N.V., 5.25% to 9/14/16, FRN to 9/14/66	EUR	450,000	580,180
Siemens Financierings N.V., 6.125% to 9/14/16, FRN to 9/14/66	GBP	300,000	491,895

			$1,583,734

Consumer Products – 0.2%
Prosegur Compania de Seguridad S.A., 2.75%, 4/02/18	EUR	600,000	$768,640
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)		$1,077,000	1,128,735

			$1,897,375

Defense Electronics – 0.1%
BAE Systems PLC, 4.125%, 6/08/22	GBP	550,000	$931,201

Electronics – 0.1%
Tyco Electronics Group S.A., 2.375%, 12/17/18		$778,000	$784,704

Emerging Market Quasi-Sovereign – 0.2%
Comision Federal de Electricidad , 4.875%, 1/15/24		$669,000	$699,105

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Empresa Nacional del Petroleo, 6.25%, 7/08/19		$619,000	$684,217
Petroleos Mexicanos, 5.5%, 1/21/21		664,000	718,780

			$2,102,102

Emerging Market Sovereign – 0.7%
Republic of Chile, 1.625%, 1/30/25	EUR	575,000	$697,170
Republic of Colombia, 6.125%, 1/18/41		$1,241,000	1,486,098
Republic of Indonesia, 2.875%, 7/08/21 (z)	EUR	500,000	612,588
Republic of Peru, 7.35%, 7/21/25		$900,000	1,194,750
United Mexican States, 8.5%, 5/31/29	MXN	31,700,000	2,596,256

			$6,586,862

Energy – Independent – 0.1%
Continental Resources, Inc., 4.9%, 6/01/44		$227,000	$192,260
Pioneer Natural Resources Co., 7.5%, 1/15/20		346,000	405,706

			$597,966

Energy – Integrated – 0.2%
BG Energy Capital PLC, FRN, 6.5%, 11/30/72	EUR	550,000	$728,753
BP Capital Markets PLC, 2.521%, 1/15/20		$189,000	189,221
Eni S.p.A., 4%, 6/29/20	EUR	450,000	633,899
Repsol International Finance B.V., 3.625%, 10/07/21	EUR	600,000	824,348

			$2,376,221

Financial Institutions – 0.1%
International Lease Finance Corp., 7.125%, 9/01/18 (n)		$859,000	$962,080

Food & Beverages – 0.5%
BRF S.A., 4.75%, 5/22/24		$400,000	$388,500
Coca-Cola HBC Finance B.V., 4.25%, 11/16/16	EUR	550,000	710,407
Conagra Foods, Inc., 3.2%, 1/25/23		$988,000	967,762
Mead Johnson Nutrition Co., 4.6%, 6/01/44		577,000	605,901
Tyson Foods, Inc., 6.6%, 4/01/16		1,382,000	1,473,497
Tyson Foods, Inc., 5.15%, 8/15/44		239,000	268,439
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		409,000	414,290

			$4,828,796

Food & Drug Stores – 0.2%
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	771,000	$734,441
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19		$923,000	927,696

			$1,662,137

Forest & Paper Products – 0.2%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)		$1,090,000	$1,226,509

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – continued
Packaging Corp. of America, 3.9%, 6/15/22		$717,000	$735,390

			$1,961,899

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 2.5%, 3/01/18		$742,000	$740,732
Wyndham Worldwide Corp., 5.625%, 3/01/21		400,000	447,279

			$1,188,011

Insurance – 0.6%
American International Group, Inc., 4.875%, 6/01/22		$434,000	$487,531
American International Group, Inc., 4.875% to 3/15/17, FRN to 3/15/67	EUR	900,000	1,134,785
Assicurazioni Generali S.p.A., 7.75% to 2022, FRN to 12/12/42	EUR	300,000	453,769
Aviva PLC, 5.7% to 9/29/15, FRN to 9/29/49	EUR	570,000	706,006
CNP Assurances S.A., 6% to 9/14/20, FRN to 9/14/40	EUR	600,000	841,433
Delta Lloyd N.V., FRN, 9%, 8/29/42	EUR	650,000	1,016,397
UnumProvident Corp., 6.85%, 11/15/15 (n)		$1,243,000	1,301,977

			$5,941,898

Insurance – Property & Casualty – 0.4%
Amlin PLC, 6.5% to 12/19/16, FRN to 12/19/26	GBP	300,000	$483,946
Berkshire Hathaway, Inc., 4.5%, 2/11/43		$400,000	437,444
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67		1,010,000	1,082,771
Clerical Medical Finance PLC, 4.25% to 6/24/15, FRN to 6/29/49	EUR	750,000	909,806
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18		$505,000	513,538
QBE Capital Funding III Ltd., 7.5% to 5/24/21, FRN to 5/24/41	GBP	400,000	702,255

			$4,129,760

International Market Quasi-Sovereign – 0.7%
Electricite de France S.A., 6% to 1/29/26, FRN to 12/29/49	GBP	500,000	$828,591
ESB Finance Ltd., 4.375%, 11/21/19	EUR	600,000	848,861
Statoil A.S.A., 4.25%, 11/23/41		$1,260,000	1,291,489
Statoil A.S.A., FRN, 0.522%, 5/15/18		759,000	758,011
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)		2,880,000	2,799,625

			$6,526,577

International Market Sovereign – 32.5%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	18,509,000	$18,040,567
Federal Republic of Germany, 3.25%, 7/04/21	EUR	9,144,000	13,295,232

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Federal Republic of Germany, 6.25%, 1/04/30	EUR	4,519,000	$9,562,818
Federal Republic of Germany, 2.5%, 7/04/44	EUR	2,581,000	3,970,791
Government of Canada, 4.25%, 6/01/18	CAD	8,927,000	8,479,497
Government of Canada, 3.25%, 6/01/21	CAD	4,357,000	4,153,626
Government of Canada, 5.75%, 6/01/33	CAD	3,810,000	5,019,014
Government of Canada, 4%, 6/01/41	CAD	1,043,000	1,189,808
Government of Japan, 2%, 3/20/52	JPY	175,000,000	1,735,773
Government of Japan, 1.1%, 6/20/20	JPY	2,961,600,000	26,152,970
Government of Japan, 2.1%, 9/20/24	JPY	3,145,000,000	30,755,017
Government of Japan, 2.2%, 9/20/27	JPY	1,329,450,000	13,421,451
Government of Japan, 2.4%, 3/20/37	JPY	304,200,000	3,157,123
Government of New Zealand, 5%, 3/15/19	NZD	7,656,000	6,304,827
Government of New Zealand, 5.5%, 4/15/23	NZD	6,119,000	5,392,201
Government of Norway, 3.75%, 5/25/21	NOK	42,743,000	6,614,699
Kingdom of Belgium, 4.25%, 9/28/21	EUR	6,809,000	10,358,988
Kingdom of Belgium, 4%, 3/28/32	EUR	2,302,000	3,846,780
Kingdom of Denmark, 3%, 11/15/21	DKK	13,962,000	2,680,939
Kingdom of Spain, 5.4%, 1/31/23	EUR	3,534,000	5,592,440
Kingdom of Spain, 5.5%, 7/30/17	EUR	3,870,000	5,276,217
Kingdom of Spain, 4.6%, 7/30/19	EUR	5,857,000	8,297,804
Kingdom of Sweden, 5%, 12/01/20	SEK	45,950,000	7,466,422
Kingdom of Sweden, 3.5%, 6/01/22	SEK	13,530,000	2,096,629
Kingdom of the Netherlands, 3.5%, 7/15/20	EUR	11,968,000	17,146,214
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	2,010,000	3,791,996
Republic of Austria, 4.65%, 1/15/18	EUR	1,663,000	2,296,949
Republic of Austria, 1.75%, 10/20/23	EUR	4,746,000	6,326,377
Republic of Finland, 3.875%, 9/15/17	EUR	2,694,000	3,604,092
Republic of France, 2.5%, 10/25/20	EUR	2,688,000	3,670,052
Republic of France, 6%, 10/25/25	EUR	4,568,000	8,410,829
Republic of France, 4.75%, 4/25/35	EUR	4,473,000	8,333,667
Republic of Iceland, 4.875%, 6/16/16 (n)		$4,712,000	4,930,425
Republic of Ireland, 5.4%, 3/13/25	EUR	49,000	81,697
Republic of Italy, 5.25%, 8/01/17	EUR	8,934,000	12,088,086
Republic of Italy, 3.75%, 3/01/21	EUR	16,031,000	22,314,890
United Kingdom Treasury, 5%, 3/07/18	GBP	2,069,000	3,649,380
United Kingdom Treasury, 8%, 6/07/21	GBP	2,536,000	5,566,701
United Kingdom Treasury, 4.25%, 12/07/27	GBP	3,251,000	6,381,871
United Kingdom Treasury, 4.25%, 3/07/36	GBP	2,259,000	4,611,532
United Kingdom Treasury, 3.25%, 1/22/44	GBP	1,878,000	3,376,835

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
United Kingdom Treasury, 3.75%, 7/22/52	GBP	799,000	$1,628,471

			$321,071,697

Major Banks – 2.7%
ABN AMRO North America Finance, Inc., 7.125%, 7/06/22	EUR	450,000	$718,760
Bank of America Corp., 7.625%, 6/01/19		$690,000	833,942
Bank of America Corp., 4.1%, 7/24/23		500,000	526,575
Bank of America Corp., 4.125%, 1/22/24		757,000	794,967
Barclays Bank PLC, 6%, 1/14/21	EUR	398,000	590,391
Barclays Bank PLC, 6.75% to 1/16/18, FRN to 1/16/23	GBP	350,000	595,864
BBVA Senior Finance S.A., 3.25%, 3/21/16	EUR	500,000	625,223
Credit Agricole S.A., 7.375%, 12/18/23	GBP	300,000	597,039
Credit Suisse Group AG, 6.5%, 8/08/23 (n)		$860,000	944,040
Goldman Sachs Group, Inc., 5.75%, 1/24/22		1,486,000	1,718,985
HSBC Bank PLC, FRN, 0.872%, 5/15/18 (n)		1,833,000	1,840,321
HSBC USA, Inc., 4.875%, 8/24/20		1,370,000	1,512,190
ING Bank N.V., 4.875%, 1/18/21	EUR	250,000	378,463
ING Bank N.V., 5.8%, 9/25/23 (n)		$973,000	1,079,328
ING Bank N.V., 3.5% to 11/21/18, FRN to 11/21/23	EUR	700,000	894,469
JPMorgan Chase & Co., 4.25%, 10/15/20		$1,579,000	1,697,583
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 8/29/49		761,000	803,806
Morgan Stanley, 7.3%, 5/13/19		1,772,000	2,101,851
Morgan Stanley, 5.5%, 7/28/21		850,000	964,649
Nordea Bank AB, FRN, 0.693%, 5/13/16 (n)		3,520,000	3,528,173
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/49		1,510,000	1,657,225
Regions Financial Corp., 2%, 5/15/18		908,000	899,170
Royal Bank of Scotland Group PLC, 5.5%, 3/23/20	EUR	450,000	674,846
Societe Generale, 4.25%, 7/13/22	EUR	400,000	607,690
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49		$374,000	376,805

			$26,962,355

Medical & Health Technology & Services – 0.0%
Becton, Dickinson and Co., 3.734%, 12/15/24		$219,000	$225,385

Medical Equipment – 0.1%
Medtronic, Inc., 3.5%, 3/15/25 (n)		$678,000	$693,574

Metals & Mining – 0.4%
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)		$1,121,000	$1,191,625
Cameco Corp., 5.67%, 9/02/19	CAD	775,000	745,929

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Metals & Mining – continued
Glencore Finance (Europe) S.A., 6.5%, 2/27/19	GBP	250,000	$449,637
Plains Exploration & Production Co., 6.875%, 2/15/23		$585,000	650,813
Southern Copper Corp., 6.75%, 4/16/40		355,000	372,395
Xstrata Finance (Canada) Ltd., 5.25%, 6/13/17	EUR	450,000	602,579

			$4,012,978

Midstream – 0.5%
Enbridge, Inc., 3.19%, 12/05/22	CAD	895,000	$781,396
Energy Transfer Partners LP, 4.65%, 6/01/21		$1,066,000	1,114,329
Energy Transfer Partners LP, 3.6%, 2/01/23		745,000	720,913
Enterprise Products Operating LLC, 3.9%, 2/15/24		513,000	522,484
Enterprise Products Operating LLC, 4.85%, 3/15/44		231,000	240,868
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44		371,000	371,760
Spectra Energy Partners LP, 4.75%, 3/15/24		899,000	963,656
Sunoco Logistics Partners LP, 5.3%, 4/01/44		621,000	625,938

			$5,341,344

Mortgage-Backed – 4.9%
Fannie Mae, 5.5%, 2/01/15 - 4/01/37		$972,345	$1,039,723
Fannie Mae, 4.815%, 6/01/15		228,243	230,088
Fannie Mae, 4.78%, 8/01/15		85,504	86,639
Fannie Mae, 4.856%, 8/01/15		68,104	68,993
Fannie Mae, 5.036%, 8/01/15		66,419	66,658
Fannie Mae, 5.444%, 11/01/15		106,610	109,298
Fannie Mae, 5.432%, 2/01/16		78,581	80,825
Fannie Mae, 5.273%, 4/01/16		520,175	539,153
Fannie Mae, 5.732%, 7/01/16		611,204	644,795
Fannie Mae, 5.09%, 12/01/16		96,383	102,522
Fannie Mae, 5.003%, 1/01/17		8,595	8,587
Fannie Mae, 5.05%, 1/01/17		464,800	488,761
Fannie Mae, 3.84%, 3/01/18		473,204	504,338
Fannie Mae, 5.361%, 6/01/18		546,674	602,401
Fannie Mae, 3.849%, 7/01/18		1,716,949	1,829,048
Fannie Mae, 4.57%, 5/01/19		229,261	252,319
Fannie Mae, 4.6%, 9/01/19		597,635	658,568
Fannie Mae, 4.45%, 10/01/19		418,779	461,156
Fannie Mae, 5%, 12/01/20 - 8/01/40		4,537,659	5,032,672
Fannie Mae, 4.5%, 7/01/23 - 4/01/44		5,007,574	5,469,744
Fannie Mae, 4%, 3/01/25		183,476	197,185
Fannie Mae, 6%, 9/01/37 - 6/01/38		821,787	931,933
Fannie Mae, 4%, 2/01/41 (f)		2,237,732	2,390,255
Fannie Mae, 3.5%, 5/01/43		4,703,670	4,924,635
Freddie Mac, 3.882%, 11/25/17		1,357,000	1,443,104
Freddie Mac, 2.699%, 5/25/18		705,000	728,799
Freddie Mac, 2.323%, 10/25/18		447,000	456,056

Issuer	Shares/Par		Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 5.085%, 3/25/19		$30,000	$33,681
Freddie Mac, 4.186%, 8/25/19		650,000	709,896
Freddie Mac, 2.757%, 5/25/20		218,644	225,390
Freddie Mac, 3.32%, 7/25/20		1,297,318	1,356,666
Freddie Mac, 4%, 7/01/25		379,880	405,462
Freddie Mac, 5.5%, 5/01/34 - 7/01/37		124,744	140,383
Freddie Mac, 5%, 10/01/36 - 10/01/38		890,102	981,749
Freddie Mac, 4.5%, 5/01/40 (f)		553,889	600,795
Freddie Mac, TBA, 4%, 1/01/45		4,400,000	4,688,662
Ginnie Mae, 5%, 5/15/40		289,314	320,168
Ginnie Mae, 3.5%, 6/20/43		5,138,888	5,399,623
Ginnie Mae, TBA, 4%, 1/01/45		3,920,000	4,193,846

			$48,404,576

Natural Gas – Distribution – 0.1%
Centrica PLC, 4.375%, 3/13/29	GBP	350,000	$599,336
GDF SUEZ, 3% to 6/02/19, FRN to 6/29/49	EUR	500,000	618,645

			$1,217,981

Network & Telecom – 0.4%
British Telecom PLC, 5.75%, 12/07/28	GBP	250,000	$476,308
Verizon Communications, Inc., 2.625%, 12/01/31	EUR	600,000	746,686
Verizon Communications, Inc., 6.4%, 9/15/33		$1,095,000	1,348,802
Verizon Communications, Inc., 6.55%, 9/15/43		779,000	998,015

			$3,569,811

Other Banks & Diversified Financials – 1.7%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$1,510,000	$1,593,050
Banque Federative du Credit Mutuel, 2%, 9/19/19	EUR	500,000	645,282
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)		$1,604,000	1,764,400
BBVA Subordinated Capital S.A.U., 3.5% to 4/11/19, FRN to 4/11/24	EUR	600,000	750,863
BPCE S.A., 4.5%, 3/15/25 (n)		$384,000	375,217
CaixaBank S.A., 3.25%, 1/22/16	EUR	500,000	622,712
Capital One Bank (USA) N.A., 3.375%, 2/15/23		$978,000	972,563
Discover Bank, 7%, 4/15/20		1,971,000	2,322,908
Intesa Sanpaolo S.p.A., 4.125%, 9/19/16	EUR	500,000	640,396
Intesa Sanpaolo S.p.A., 5.25%, 1/28/22	GBP	450,000	793,463
KBC Internationale Financieringsmaatschappij N.V., 4.5%, 3/27/17	EUR	450,000	594,332
Lloyds TSB Bank PLC, 6.5%, 3/24/20	EUR	500,000	745,298
Macquarie Group Ltd., 3%, 12/03/18 (n)		$619,000	633,776
Rabobank Nederland N.V., 4%, 9/19/22	GBP	350,000	601,554

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Svenska Handelsbanken AB, FRN, 0.697%, 3/21/16		$2,150,000	$2,156,861
Swedbank AB, 1.75%, 3/12/18 (n)		1,294,000	1,291,122
U.S. Bancorp, 2.95%, 7/15/22		402,000	396,281

			$16,900,078

Personal Computers & Peripherals – 0.1%
Equifax, Inc., 3.3%, 12/15/22		$717,000	$708,894

Pharmaceuticals – 0.5%
Bayer AG, 3% to 7/01/20, FRN to 7/01/75	EUR	455,000	$566,512
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)		$354,000	360,220
Celgene Corp., 1.9%, 8/15/17		717,000	719,576
Gilead Sciences, Inc., 3.7%, 4/01/24		950,000	996,389
Mylan, Inc., 2.55%, 3/28/19		319,000	317,775
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22		1,134,000	1,104,583
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		802,000	798,948

			$4,864,003

Precious Metals & Minerals – 0.0%
Teck Resources Ltd. Co., 6%, 8/15/40		$150,000	$134,848
Teck Resources Ltd. Co., 5.4%, 2/01/43		225,000	190,173

			$325,021

Printing & Publishing – 0.0%
WPP Finance S.A. Co., 2.25%, 9/22/26	EUR	300,000	$383,493

Railroad & Shipping – 0.1%
CSX Corp., 4.1%, 3/15/44		$657,000	$650,829

Real Estate – Apartment – 0.1%
AvalonBay Communities, Inc., REIT, 3.625%, 10/01/20		$149,000	$154,974
Deutsche Annington Immobilien SE, 2.125%, 7/09/22	EUR	550,000	703,569

			$858,543

Real Estate – Healthcare – 0.0%
HCP, Inc., REIT, 3.875%, 8/15/24		$367,000	$372,805

Real Estate – Office – 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$950,000	$927,613

Real Estate – Retail – 0.2%
Hammerson PLC, REIT, 2.75%, 9/26/19	EUR	450,000	$591,884
Hammerson PLC, REIT, 6%, 2/23/26	GBP	325,000	638,966
Simon Property Group, Inc., REIT, 5.65%, 2/01/20		$948,000	1,088,170

			$2,319,020

Restaurants – 0.0%
YUM! Brands, Inc., 5.35%, 11/01/43		$250,000	$273,388

Retailers – 0.7%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44		$472,000	$492,341

Issuer	Shares/Par		Value ($)

BONDS – continued
Retailers – continued
Cencosud S.A., 5.5%, 1/20/21		$1,006,000	$1,044,196
Dollar General Corp., 4.125%, 7/15/17		742,000	765,285
Gap, Inc., 5.95%, 4/12/21		1,307,000	1,487,374
Home Depot, Inc., 5.95%, 4/01/41		1,029,000	1,343,952
Marks & Spencer Group PLC, 4.75%, 6/12/25	GBP	450,000	772,373
Wal-Mart Stores, Inc., 4.3%, 4/22/44		$500,000	545,773

			$6,451,294

Specialty Chemicals – 0.1%
Ecolab, Inc., 3%, 12/08/16		$742,000	$766,358
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)		570,000	591,375

			$1,357,733

Supermarkets – 0.1%
Delhaize Group, 3.125%, 2/27/20	EUR	500,000	$667,887
William Morrison Supermarkets PLC, 3.5%, 7/27/26	GBP	300,000	428,476

			$1,096,363

Telecommunications – Wireless – 0.5%
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	800,000	$1,211,618
American Tower Corp., REIT, 4.7%, 3/15/22		$327,000	342,857
American Tower Corp., REIT, 3.5%, 1/31/23		812,000	784,561
Bharti Airtel International (Netherlands) B.V., 3.375%, 5/20/21 (n)	EUR	389,000	499,074
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)		$1,380,000	1,585,126
Rogers Communications, Inc., 5%, 3/15/44		489,000	534,755
SBA Tower Trust, 2.898%, 10/15/19 (n)		349,000	349,920

			$5,307,911

Telephone Services – 0.1%
TELUS Corp., 5.05%, 7/23/20	CAD	780,000	$748,311

Tobacco – 0.2%
Altria Group, Inc., 2.85%, 8/09/22		$690,000	$670,470
Lorillard Tobacco Co., 8.125%, 6/23/19		327,000	396,431
Philip Morris International, Inc., 2.875%, 3/03/26	EUR	400,000	549,722

			$1,616,623

Transportation – Services – 0.2%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)		$376,000	$386,044
ERAC USA Finance Co., 7%, 10/15/37 (n)		824,000	1,110,433
HIT Finance B.V., 4.875%, 10/27/21	EUR	500,000	753,038

			$2,249,515

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – 0.4%
Aid-Egypt, 4.45%, 9/15/15		$649,000	$667,628
Small Business Administration, 5.09%, 10/01/25		18,802	20,449
Small Business Administration, 5.21%, 1/01/26		658,280	711,025
Small Business Administration, 5.31%, 5/01/27		185,104	203,590
Small Business Administration, 2.22%, 3/01/33		2,102,979	2,075,638

			$3,678,330

U.S. Treasury Obligations – 4.0%
U.S. Treasury Bonds, 4.5%, 8/15/39 (f)		$6,774,000	$9,033,766
U.S. Treasury Bonds, 3.625%, 2/15/44		3,693,000	4,349,084
U.S. Treasury Notes, 3.5%, 5/15/20 (f)		6,947,000	7,576,572
U.S. Treasury Notes, 2.75%, 2/15/24 (f)		18,050,000	18,982,120

			$39,941,542

Utilities – Electric Power – 0.8%
Alabama Power Co., 4.15%, 8/15/44		$300,000	$314,962
CMS Energy Corp., 5.05%, 3/15/22		954,000	1,069,540
Colbun S.A., 4.5%, 7/10/24 (n)		201,000	200,851
E.ON International Finance B.V., 6.375%, 6/07/32	GBP	350,000	728,900
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24		$231,000	232,292
Enel Finance International N.V., 4.875%, 3/11/20	EUR	500,000	723,762
Enel S.p.A., 6.25%, 6/20/19	GBP	450,000	821,226

Issuer	Shares/Par		Value ($)

BONDS – continued
Utilities – Electric Power – continued
NGG Finance PLC, FRN, 5.625%, 6/18/73	GBP	450,000	$743,453
PPL Capital Funding, Inc., 5%, 3/15/44		$473,000	526,418
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)		280,000	314,686
Progress Energy, Inc., 7.05%, 3/15/19		850,000	1,007,296
Red Electrica de Espana, 4.75%, 2/16/18	EUR	500,000	682,253
Transelec S.A., 4.25%, 1/14/25 (n)		$201,000	200,118

			$7,565,757

Total Bonds (Identified Cost, $604,339,402)			$599,038,966

Issuer/Expiration Date/Strike Price	Number of Contracts
PUT OPTIONS PURCHASED – 0.0%
Russell 2000 Index – June 2015 @ $950 (Premiums Paid, $412,518)		255	$357,000

Issuer	Shares/Par
MONEY MARKET FUNDS – 3.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)		30,994,218	$30,994,218

Total Investments (Identified Cost, $862,686,728)			$975,083,424

OTHER ASSETS, LESS LIABILITIES – 1.4%			14,203,390

NET ASSETS – 100.0%			$989,286,814

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $36,023,178, representing 3.6% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.532%, 1/30/25	9/26/14	$1,358,655	$1,348,861
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.33%, 7/15/25	9/26/14	1,731,745	1,720,507
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.383%, 4/25/25	9/26/14	1,576,294	1,566,775
Republic of Indonesia, 2.875%, 7/08/21	7/02/14	678,676	612,588
Total Restricted Securities			$5,248,731
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Sheqel

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

ZAR	South African Rand

Derivative Contracts at 12/31/14

Forward Foreign Currency Exchange Contracts at 12/31/14

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Goldman Sachs International	105,284	1/09/15	$86,414	$85,929	$485
SELL	AUD	JPMorgan Chase Bank N.A.	21,497,504	2/23/15	18,371,208	17,488,184	883,024
SELL	AUD	Westpac Banking Corporation	11,769,765	1/09/15	10,185,495	9,606,034	579,461
SELL	CAD	Goldman Sachs International	7,928,102	1/09/15	7,055,111	6,822,961	232,150
SELL	CAD	JPMorgan Chase Bank N.A.	21,190,884	2/23/15	18,691,544	18,218,805	472,739
SELL	CAD	Merrill Lynch International	5,084,492	1/09/15	4,525,019	4,375,737	149,282
SELL	CHF	Deutsche Bank AG	151,000	1/09/15	152,235	151,888	347
SELL	CHF	JPMorgan Chase Bank N.A.	55,890,659	2/23/15	57,728,445	56,264,032	1,464,413
SELL	CHF	UBS AG	1,559,000	1/09/15	1,615,971	1,568,170	47,801
SELL	DKK	Barclays Bank PLC	2,198,635	1/09/15	372,146	357,258	14,888
SELL	DKK	JPMorgan Chase Bank N.A.	10,498,333	2/23/15	1,762,201	1,706,609	55,592
SELL	DKK	UBS AG	2,198,635	1/09/15	372,114	357,258	14,856
SELL	EUR	Barclays Bank PLC	472,000	1/09/15	598,359	571,168	27,191
SELL	EUR	Citibank N.A.	2,054,629	1/09/15	2,514,299	2,486,310	27,989
SELL	EUR	Credit Suisse Group	30,544,147	1/09/15	38,581,689	36,961,526	1,620,163
SELL	EUR	Deutsche Bank AG	11,121,949	1/09/15	13,861,470	13,458,690	402,780
SELL	EUR	Goldman Sachs International	111,313,570	1/09/15-2/23/15	138,461,328	134,757,358	3,703,970
SELL	EUR	JPMorgan Chase Bank N.A.	30,933,039	2/23/15	38,435,177	37,448,272	986,905
SELL	EUR	Morgan Stanley Capital Services, Inc.	1,014,000	1/09/15	1,246,609	1,227,043	19,566
SELL	GBP	Barclays Bank PLC	3,053,237	1/09/15	4,854,953	4,758,629	96,324

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/14 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	GBP	Goldman Sachs International	8,940,980	1/09/15-2/23/15	$14,220,734	$13,930,679	$290,055
SELL	GBP	JPMorgan Chase Bank N.A.	29,724,942	2/23/15	46,790,147	46,311,342	478,805
BUY	JPY	Deutsche Bank AG	222,875,000	1/09/15	1,859,255	1,860,750	1,495
SELL	JPY	Citibank N.A.	147,304,000	1/09/15	1,235,711	1,229,819	5,892
SELL	JPY	Goldman Sachs International	478,693,000	1/09/15	4,166,382	3,996,536	169,846
SELL	JPY	JPMorgan Chase Bank N.A.	11,353,211,545	1/09/15-2/23/15	99,073,961	94,821,022	4,252,939
BUY	KRW	Deutsche Bank AG	763,015,900	2/17/15	691,075	692,702	1,627
BUY	KRW	JPMorgan Chase Bank N.A.	344,791,000	2/17/15	311,450	313,017	1,567
SELL	MXN	UBS AG	6,761,433	1/09/15	500,106	458,175	41,931
SELL	NOK	Barclays Bank PLC	37,442,279	1/09/15	5,251,408	5,023,199	228,209
SELL	NOK	Deutsche Bank AG	40,239,000	1/09/15	6,094,233	5,398,403	695,830
SELL	NOK	JPMorgan Chase Bank N.A.	59,445,339	2/23/15	8,427,000	7,964,864	462,136
BUY	NZD	Goldman Sachs International	30,202,438	2/23/15	23,319,000	23,448,717	129,717
SELL	SEK	Goldman Sachs International	51,854,667	1/09/15	7,156,258	6,651,918	504,340
SELL	SGD	JPMorgan Chase Bank N.A.	1,238,213	2/23/15	958,765	933,791	24,974
BUY	THB	JPMorgan Chase Bank N.A.	48,928,650	1/15/15	1,482,192	1,486,488	4,296
BUY	ZAR	Barclays Bank PLC	42,000	1/09/15	3,619	3,628	9

							$18,093,594

Liability Derivatives
SELL	AUD	Citibank N.A.	97,000	1/09/15	$79,089	$79,168	$(79)
BUY	BRL	Barclays Bank PLC	678,798	2/03/15	265,706	253,372	(12,334)
BUY	CAD	Citibank N.A.	32,000	1/09/15	27,550	27,539	(11)
BUY	CAD	Credit Suisse Group	7,052,000	1/09/15	6,268,667	6,068,983	(199,684)
BUY	CAD	Goldman Sachs International	16,809,450	1/09/15-2/23/15	14,688,430	14,457,439	(230,991)
BUY	CHF	Credit Suisse Group	6,022,000	1/09/15	6,283,533	6,057,420	(226,113)
BUY	CHF	Goldman Sachs International	12,397,648	2/23/15	12,707,000	12,480,469	(226,531)
BUY	CZK	Barclays Bank PLC	15,672,000	1/09/15	722,155	684,631	(37,524)
BUY	EUR	Brown Brothers Harriman & Co.	2,497,176	1/09/15	3,081,360	3,021,837	(59,523)
BUY	EUR	Citibank N.A.	2,160,138	1/09/15	2,693,623	2,613,987	(79,636)
BUY	EUR	Credit Suisse Group	5,012,000	1/09/15	6,278,758	6,065,030	(213,728)
BUY	EUR	Deutsche Bank AG	6,852,943	1/09/15-3/18/15	8,559,420	8,297,249	(262,171)
BUY	EUR	Goldman Sachs International	5,212,157	1/09/15	6,532,487	6,307,240	(225,247)
BUY	EUR	JPMorgan Chase Bank N.A.	3,702,000	1/09/15	4,637,272	4,479,797	(157,475)
BUY	GBP	Credit Suisse Group	2,201,661	1/09/15	3,522,288	3,431,404	(90,884)
BUY	GBP	Merrill Lynch International	2,201,661	1/09/15	3,524,849	3,431,404	(93,445)
SELL	GBP	Goldman Sachs International	393,000	1/09/15	611,834	612,511	(677)
BUY	ILS	JPMorgan Chase Bank N.A.	342,844	2/23/15	90,286	87,906	(2,380)
BUY	JPY	Deutsche Bank AG	2,269,681,864	1/09/15	20,986,708	18,949,234	(2,037,474)
BUY	JPY	Goldman Sachs International	763,584,591	1/09/15-2/23/15	6,638,932	6,377,162	(261,770)
BUY	JPY	JPMorgan Chase Bank N.A.	726,782,000	1/09/15	6,236,122	6,067,794	(168,328)
BUY	JPY	UBS AG	6,107,000	1/09/15	51,448	50,986	(462)
SELL	KRW	JPMorgan Chase Bank N.A.	64,941,000	2/17/15	58,920	58,956	(36)
BUY	MYR	Barclays Bank PLC	4,168,756	2/04/15	1,203,104	1,189,401	(13,703)
BUY	NOK	Goldman Sachs International	275,737,737	2/23/15	40,167,778	36,945,095	(3,222,683)
BUY	NOK	JPMorgan Chase Bank N.A.	50,002,577	1/09/15-2/23/15	7,580,939	6,705,638	(875,301)
SELL	NZD	Barclays Bank PLC	4,450,164	1/09/15	3,411,006	3,470,327	(59,321)
SELL	NZD	JPMorgan Chase Bank N.A.	27,997,646	1/09/15-2/23/15	21,500,696	21,765,282	(264,586)
SELL	NZD	Westpac Banking Corporation	9,171,923	1/09/15	7,097,509	7,152,449	(54,940)
BUY	PLN	Goldman Sachs International	4,992,931	1/09/15	1,510,918	1,409,953	(100,965)
BUY	SEK	Goldman Sachs International	11,780,547	2/23/15	1,585,613	1,511,452	(74,161)
BUY	SEK	JPMorgan Chase Bank N.A.	75,880,115	2/23/15	10,215,004	9,735,467	(479,537)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/14 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	SGD	Citibank N.A.	1,505,000	1/09/15	$1,178,567	$1,136,027	$(42,540)
BUY	TRY	JPMorgan Chase Bank N.A.	2,638,000	1/09/15	1,130,517	1,128,102	(2,415)
BUY	ZAR	JPMorgan Chase Bank N.A.	18,522,135	1/09/15	1,629,262	1,600,165	(29,097)

							$(9,805,752)

Futures Contracts Outstanding at 12/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index (Long)	EUR	78	$7,974,088	January - 2015	$312,652
BIST 30 Index (Long)	TRY	7,018	32,094,091	February - 2015	161,573
Bovespa Index (Long)	BRL	1,339	25,419,944	February - 2015	1,492,667
CAC 40 Index (Long)	EUR	155	7,974,213	January - 2015	267,049
DAX Index (Long)	EUR	21	6,206,130	March - 2015	114,086
FTSE/MIB Index (Long)	EUR	146	16,730,176	March - 2015	220,038
Hang Seng China Enterprises Index (Long)	HKD	178	13,847,269	January - 2015	304,679
Hang Seng Index (Long)	HKD	81	12,274,695	January - 2015	124,089
IBEX 35 Index (Long)	EUR	197	24,163,180	January - 2015	87,048
MSCI Singapore Index (Long)	SGD	40	2,301,058	January - 2015	54,256
MSCI Taiwan Index (Long)	USD	304	10,380,279	January - 2015	215,808
SGX CNX Nifty Index (Long)	USD	582	9,729,876	January - 2015	36,087
OMX 30 Index (Long)	SEK	359	6,707,612	January - 2015	118,808

					$3,508,840

Interest Rate Futures
US Treasury Note 10 yr (Long)	USD	1,081	$137,067,422	March - 2015	$679,389

					$4,188,229

Liability Derivatives
Equity Futures
E-Mini S&P 500 Index (Short)	USD	363	$37,251,060	March - 2015	$(599,135)
FTSE 100 Index (Short)	GBP	114	11,481,340	March - 2015	(430,886)
FTSE JSE Top 40 Index (Short)	ZAR	105	3,997,801	March - 2015	(168,581)
KOSPI 200 Index (Long)	KRW	38	4,194,742	March - 2015	(163,405)
Mex Bolsa Index (Short)	MXN	411	12,031,300	March - 2015	(599,505)
Russell 2000 Index (Short)	USD	189	22,693,230	March - 2015	(820,829)
S&P ASX 200 Index (Short)	AUD	309	33,727,083	March - 2015	(1,239,517)
S&P TSX 60 Index (Short)	CAD	228	33,424,824	March - 2015	(1,788,190)

					$(5,810,048)

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	327	$34,209,944	March - 2015	$(303,923)
Canadian Treasury Bond 10 yr (Short)	CAD	150	17,884,317	March - 2015	(295,597)
German Euro Bund (Short)	EUR	256	48,284,294	March - 2015	(862,487)
Japanese Government Bond 10 Yr (Short)	JPY	58	71,563,032	March - 2015	(438,176)
United Kingdom Gilt Bond (Short)	GBP	74	13,786,169	March - 2015	(277,594)

					$(2,177,777)

					$(7,987,825)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

At December 31, 2014, the fund had cash collateral of $6,589,334 and other liquid securities with an aggregate value of $25,537,215 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted Cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $831,692,510)	$944,089,206
Underlying affiliated funds, at cost and value	30,994,218
Total investments, at value (identified cost, $862,686,728)	$975,083,424
Cash	35,741
Restricted cash	1,400,000
Foreign currency, at value (identified cost, $24)	23
Deposits with brokers	5,189,334
Receivables for
Forward foreign currency exchange contracts	18,093,594
Daily variation margin on open futures contracts	1,520,928
Investments sold	474,514
Fund shares sold	11,013
Interest and dividends	7,064,736
Other assets	8,083
Total assets		$1,008,881,390
Liabilities
Payables for
Forward foreign currency exchange contracts	$9,805,752
Investments purchased	388,630
TBA purchase commitments	8,857,358
Fund shares reacquired	346,451
Payable to affiliates
Investment adviser	32,525
Shareholder servicing costs	141
Distribution and/or service fees	12,527
Payable for independent Trustees’ compensation	24
Accrued expenses and other liabilities	151,168
Total liabilities		$19,594,576
Net assets		$989,286,814
Net assets consist of
Paid-in capital	$833,616,981
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	116,186,171
Accumulated net realized gain (loss) on investments and foreign currency	8,043,024
Undistributed net investment income	31,440,638
Net assets		$989,286,814
Shares of beneficial interest outstanding		60,939,493

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$76,670,433	4,666,794	$16.43
Service Class	912,616,381	56,272,699	16.22

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$18,460,650
Dividends	13,038,688
Dividends from underlying affiliated funds	36,872
Foreign taxes withheld	(477,826)
Total investment income		$31,058,384
Expenses
Management fee	$7,214,411
Distribution and/or service fees	2,395,045
Shareholder servicing costs	30,524
Administrative services fee	149,162
Independent Trustees’ compensation	24,056
Custodian fee	194,802
Shareholder communications	51,575
Audit and tax fees	99,921
Legal fees	9,193
Miscellaneous	78,237
Total expenses		$10,246,926
Fees paid indirectly	(135)
Reduction of expenses by investment adviser	(49,338)
Net expenses		$10,197,453
Net investment income		$20,860,931
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$16,475,837
Written options	799,321
Futures contracts	(5,218,497)
Foreign currency	31,171,910
Net realized gain (loss) on investments and foreign currency		$43,228,571
Change in unrealized appreciation (depreciation)
Investments	$(15,973,780)
Futures contracts	(7,663,956)
Translation of assets and liabilities in foreign currencies	2,959,729
Net unrealized gain (loss) on investments and foreign currency translation		$(20,678,007)
Net realized and unrealized gain (loss) on investments and foreign currency		$22,550,564
Change in net assets from operations		$43,411,495

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$20,860,931	$19,300,653
Net realized gain (loss) on investments and foreign currency	43,228,571	29,531,067
Net unrealized gain (loss) on investments and foreign currency translation	(20,678,007)	39,302,169
Change in net assets from operations	$43,411,495	$88,133,889
Distributions declared to shareholders
From net investment income	$(26,957,872)	$(25,038,433)
From net realized gain on investments	(1,303,027)	—
Total distributions declared to shareholders	$(28,260,899)	$(25,038,433)
Change in net assets from fund share transactions	$(96,826,948)	$(59,486,345)
Total change in net assets	$(81,676,352)	$3,609,111
Net assets
At beginning of period	1,070,963,166	1,067,354,055
At end of period (including undistributed net investment income of $31,440,638 and $12,540,613, respectively)	$989,286,814	$1,070,963,166

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.20	$15.27	$14.22	$14.20	$13.56
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.32	$0.30	$0.32	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	1.02	1.04	(0.10)	0.51
Total from investment operations	$0.73	$1.34	$1.34	$0.22	$0.75
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.41)	$(0.29)	$(0.14)	$(0.11)
From net realized gain on investments	(0.02)	—	—	(0.06)	—
Total distributions declared to shareholders	$(0.50)	$(0.41)	$(0.29)	$(0.20)	$(0.11)
Net asset value, end of period (x)	$16.43	$16.20	$15.27	$14.22	$14.20
Total return (%) (k)(r)(s)(x)	4.46	8.91	9.49	1.55	5.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.75	0.76	0.80	0.93
Expenses after expense reductions (f)	0.75	0.75	0.76	0.80	0.90
Net investment income	2.23	2.04	2.02	2.21	1.76
Portfolio turnover	32	65	38	56	73
Net assets at end of period (000 omitted)	$76,670	$75,559	$73,189	$77,255	$87,137

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.99	$15.09	$14.06	$14.07	$13.46
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.28	$0.26	$0.27	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.99	1.03	(0.09)	0.51
Total from investment operations	$0.68	$1.27	$1.29	$0.18	$0.71
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.37)	$(0.26)	$(0.13)	$(0.10)
From net realized gain on investments	(0.02)	—	—	(0.06)	—
Total distributions declared to shareholders	$(0.45)	$(0.37)	$(0.26)	$(0.19)	$(0.10)
Net asset value, end of period (x)	$16.22	$15.99	$15.09	$14.06	$14.07
Total return (%) (k)(r)(s)(x)	4.25	8.54	9.26	1.29	5.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.00	1.01	1.05	1.18
Expenses after expense reductions (f)	1.00	1.00	1.01	1.05	1.15
Net investment income	2.00	1.79	1.77	1.92	1.48
Portfolio turnover	32	65	38	56	73
Net assets at end of period (000 omitted)	$912,616	$995,404	$994,165	$922,442	$400,318

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$186,237,891	$357,000	$—	$186,594,891
Japan	—	37,457,730	—	37,457,730
United Kingdom	1,368,744	35,388,560	—	36,757,304
Switzerland	—	23,665,890	—	23,665,890
Germany	9,513,068	4,887,694	—	14,400,762
France	—	14,021,574	—	14,021,574
Canada	7,539,641	—	—	7,539,641
Netherlands	—	6,723,328	—	6,723,328
Sweden	4,121,370	—	—	4,121,370
Other Countries	4,587,870	9,179,878	—	13,767,748
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	43,619,871	—	43,619,871
Non-U.S. Sovereign Debt	—	336,287,236	—	336,287,236
U.S. Corporate Bonds	—	76,394,069	—	76,394,069
Residential Mortgage-Backed Securities	—	48,404,579	—	48,404,579
Commercial Mortgage-Backed Securities	—	18,534,407	—	18,534,407
Asset-Backed Securities (including CDOs)	—	4,636,143	—	4,636,143
Foreign Bonds	—	71,162,663	—	71,162,663
Mutual Funds	30,994,218	—	—	30,994,218
Total Investments	$244,362,802	$730,720,622	$—	$975,083,424

Other Financial Instruments
Futures Contracts	$(3,777,293)	$(22,303)	$—	$(3,799,596)
Forward Foreign Currency Exchange Contracts	—	8,287,842	—	8,287,842

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $118,072,520 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$679,389	$(2,177,777)
Foreign Exchange	Forward Foreign Currency Exchange	18,093,594	(9,805,752)
Equity	Equity Futures	3,508,840	(5,810,048)
Equity	Purchased Equity Options	357,000	—
Total		$22,638,823	$(17,793,577)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$(3,924,748)	$—	$—	$—
Foreign Exchange	—	31,516,716	(265,502)	—
Equity	(1,293,749)	—	(4,583,015)	799,321
Total	$(5,218,497)	$31,516,716	$(4,848,517)	$799,321

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(2,179,422)	$—	$—
Foreign Exchange	—	3,744,075	—
Equity	(5,484,534)	—	548,085
Total	$(7,663,956)	$3,744,075	$548,085

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2014:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$1,520,928	$—
Forward Foreign Currency Exchange Contracts	18,093,594	(9,805,752)
Purchased Options	357,000	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$19,971,522	$(9,805,752)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	3,602,679	(730,871)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$16,368,843	$(9,074,881)

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$366,621	(122,882)	—	—	$243,739
Citibank N.A.	33,881	(33,881)	—	—	—
Deutsche Bank AG	1,102,079	(1,102,079)	—	—	—
Goldman Sachs International	5,030,563	(4,343,025)	—	—	687,538
JPMorgan Chase Bank N.A.	9,087,390	(1,979,155)	(7,108,235)	—	—
Merrill Lynch International	149,282	(93,445)	—	—	55,837
Morgan Stanley Capital Services, Inc.	19,566	—	—	—	19,566
Westpac Banking Corporation	579,461	(54,940)	—	—	524,521
Total	$16,368,843	(7,729,407)	(7,108,235)	—	$1,531,201

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(122,882)	122,882	—	—	$—
Brown Brothers Harriman & Co.	(59,523)	—	—	—	(59,523)
Citibank N.A.	(122,266)	33,881	—	88,385	—
Deutsche Bank AG	(2,299,645)	1,102,079	—	1,150,000	(47,566)
Goldman Sachs International	(4,343,025)	4,343,025	—	—	—
JPMorgan Chase Bank N.A.	(1,979,155)	1,979,155	—	—	—
Merrill Lynch International	(93,445)	93,445	—	—	—
Westpac Banking Corporation	(54,940)	54,940	—	—	—
Total	$(9,074,881)	7,729,407	—	1,238,385	$(107,089)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Written Options – In exchange for a premium, the fund wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended December 31, 2014:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	1,003	799,321
Options expired	(1,003)	(799,321)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$26,957,872	$25,038,433
Long-term capital gains	1,303,027	—
Total distributions	$28,260,899	$25,038,433

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$871,867,992
Gross appreciation	132,621,448
Gross depreciation	(29,406,016)
Net unrealized appreciation (depreciation)	$103,215,432
Undistributed ordinary income	46,021,257
Undistributed long-term capital gain	14,844,240
Other temporary differences	(8,411,096)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$2,198,183	$1,864,348	$97,259	$—
Service Class	24,759,689	23,174,085	1,205,768	—
Total	$26,957,872	$25,038,433	$1,303,027	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 through December 31, 2014, the average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $47,526, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $30,400, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $124.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $4,874 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,812, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$115,352,012	$93,087,765
Investments (non-U.S. Government securities)	$198,033,300	$288,037,600

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	547,528	$8,899,172	341,035	$5,412,102
Service Class	447,234	7,203,969	1,219,454	18,943,545
	994,762	$16,103,141	1,560,489	$24,355,647
Shares issued to shareholders in reinvestment of distributions
Initial Class	138,280	$2,295,442	121,061	$1,864,348
Service Class	1,583,260	25,965,457	1,522,608	23,174,085
	1,721,540	$28,260,899	1,643,669	$25,038,433
Shares reacquired
Initial Class	(683,904)	$(11,262,538)	(588,704)	$(9,294,608)
Service Class	(7,995,992)	(129,928,450)	(6,397,375)	(99,585,817)
	(8,679,896)	$(141,190,988)	(6,986,079)	$(108,880,425)
Net change
Initial Class	1,904	$(67,924)	(126,608)	$(2,018,158)
Service Class	(5,965,498)	(96,759,024)	(3,655,313)	(57,468,187)
	(5,963,594)	$(96,826,948)	(3,781,921)	$(59,486,345)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $3,897 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	40,988,865	288,003,929	(297,998,576)	30,994,218

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$36,872	$30,994,218

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Tactical Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Pablo De La Mata Pilar Gomez-Bravo Steven Gorham Richard Hawkins Benjamin Nastou Robert Persons Natalie Shapiro Benjamin Stone Erik Weisman Barnaby Wiener

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2013, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance relative to its Lipper performance universe improved for the period ended December 31, 2013, as compared to the

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,434,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 16.58% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2014

MFS® GOVERNMENT SECURITIES PORTFOLIO

MFS® Variable Insurance Trust II

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	47.0%
U.S. Treasury Securities	43.3%
U.S. Government Agencies	8.1%
Commercial Mortgage-Backed Securities	3.3%
Investment Grade Corporates	0.7%
Municipal Bonds	0.4%
Non-U.S. Government Bonds	0.2%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	1.4%
A	0.9%
BBB	0.5%
BB	0.3%
B	0.5%
U.S. Government	43.3%
Federal Agencies	55.1%
Cash & Other	(3.0)%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	5.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Government Securities Portfolio (“fund”) provided a total return of 4.86%, while Service Class shares of the fund provided a total return of 4.67%. These compare with a return of 5.41% over the same period for the fund’s benchmark, the Barclays US Government/Mortgage Bond Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Factors Affecting Performance

Relative to the Barclays US Government/Mortgage Bond Index, the fund’s out-of-benchmark holdings of agency multi-family bonds and commercial mortgage-backed securities held back relative performance as these issues underperformed the benchmark during the period.

The fund’s greater exposure to lower coupon mortgage-backed securities benefited relative returns. Strong bond selection was another area of relative strength.

Respectfully,

Geoffrey Schechter

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	4.86%	3.33%	4.27%
Service Class	8/24/01	4.67%	3.07%	4.01%

Comparative benchmark
Barclays U.S. Government/Mortgage Bond Index (f)		5.41%	3.69%	4.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.59%	$1,000.00	$1,016.64	$3.00
	Hypothetical (h)	0.59%	$1,000.00	$1,022.23	$3.01
Service Class	Actual	0.84%	$1,000.00	$1,015.33	$4.27
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 102.6%
Agency – Other – 4.2%
Financing Corp., 9.4%, 2/08/18	$6,495,000	$8,079,033
Financing Corp., 9.8%, 4/06/18	7,760,000	9,831,773
Financing Corp., 10.35%, 8/03/18	3,915,000	5,106,859
Financing Corp., STRIPS, 0%, 11/30/17	10,160,000	9,764,197

		$32,781,862

Asset-Backed & Securitized – 3.3%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	$1,860,000	$1,969,065
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	3,765,167	3,988,125
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.898%, 9/15/39	2,107,722	2,266,804
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.702%, 6/15/39	1,983,044	2,074,629
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.898%, 9/15/39	1,882,777	2,031,934
CWCapital Cobalt Ltd., “A4”, FRN, 5.765%, 5/15/46	2,876,244	3,121,671
Goldman Sachs Mortgage Securities Corp., FRN, 5.795%, 8/10/45	3,530,093	3,822,600
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.939%, 2/15/51	118,364	118,535
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.787%, 6/15/49	3,985,116	4,279,369
Morgan Stanley Capital I Trust, “AM”, FRN, 5.683%, 4/15/49	2,141,000	2,228,042

		$25,900,774

Local Authorities – 0.7%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 7/01/43	$2,225,000	$3,021,506
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 11/01/40	320,000	411,491
University of California Rev. (Build America Bonds), 5.77%, 5/15/43	1,345,000	1,728,769

		$5,161,766

Mortgage-Backed – 46.9%
Fannie Mae, 4.85%, 2/01/15	$528,136	$527,713
Fannie Mae, 4.56%, 3/01/15	1,086,451	1,091,148
Fannie Mae, 4.89%, 3/01/15	703,395	704,271
Fannie Mae, 4.74%, 4/01/15	693,889	696,699
Fannie Mae, 4.869%, 4/01/15	617,595	616,483
Fannie Mae, 4.815%, 6/01/15	876,640	883,727
Fannie Mae, 5.1%, 6/01/15 - 3/01/19	247,850	269,437
Fannie Mae, 2.38%, 8/01/15	625,000	628,580
Fannie Mae, 4.78%, 8/01/15	836,602	847,706

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.81%, 8/01/15	$951,496	$964,173
Fannie Mae, 4.856%, 8/01/15	285,867	289,600
Fannie Mae, 5.036%, 8/01/15	36,228	36,359
Fannie Mae, 5.444%, 11/01/15	2,346,636	2,405,818
Fannie Mae, 5.139%, 2/01/16	1,261,334	1,291,732
Fannie Mae, 5.432%, 2/01/16	1,480,666	1,522,959
Fannie Mae, 5.732%, 7/01/16	1,466,890	1,547,508
Fannie Mae, 6.5%, 11/01/16 - 10/01/37	1,807,795	2,075,097
Fannie Mae, 5.003%, 1/01/17	738,295	737,641
Fannie Mae, 6%, 4/01/17 - 7/01/37	2,768,933	3,094,985
Fannie Mae, 5.5%, 8/01/17 - 3/01/38	20,903,259	23,375,748
Fannie Mae, 1.18%, 9/01/17	859,674	859,289
Fannie Mae, 5.236%, 1/01/18	840,707	877,601
Fannie Mae, 3.8%, 2/01/18	622,935	662,586
Fannie Mae, 5%, 2/01/18 - 3/01/41	15,170,232	16,693,576
Fannie Mae, 4%, 3/01/18 - 2/01/41	7,513,932	8,024,892
Fannie Mae, 4.19%, 3/01/18	380,747	407,108
Fannie Mae, 3.99%, 4/01/18	600,000	641,417
Fannie Mae, 3.743%, 6/01/18	617,256	656,847
Fannie Mae, 5.68%, 6/01/18	484,942	537,110
Fannie Mae, 5.6%, 1/01/19	513,724	571,619
Fannie Mae, 4.5%, 6/01/19 - 4/01/44	31,357,900	34,038,655
Fannie Mae, 4.864%, 8/01/19	2,072,911	2,312,454
Fannie Mae, 5.05%, 8/01/19	312,100	349,993
Fannie Mae, 4.67%, 9/01/19	523,429	580,125
Fannie Mae, 4.83%, 9/01/19	371,643	414,423
Fannie Mae, 1.99%, 10/01/19	996,922	998,280
Fannie Mae, 1.97%, 11/01/19	384,973	385,389
Fannie Mae, 4.88%, 3/01/20	354,009	384,182
Fannie Mae, 4.14%, 8/01/20	446,102	489,123
Fannie Mae, 2.56%, 10/01/21	244,100	245,857
Fannie Mae, 2.67%, 3/01/22	476,368	484,161
Fannie Mae, 2.73%, 4/01/23	534,549	542,696
Fannie Mae, 2.41%, 5/01/23	674,506	669,960
Fannie Mae, 2.55%, 5/01/23	581,587	583,318
Fannie Mae, 2.59%, 5/01/23	369,224	371,264
Fannie Mae, 4.5%, 5/01/25	277,271	299,630
Fannie Mae, 3%, 3/01/27 - 4/01/27	3,790,020	3,948,719
Fannie Mae, 2.5%, 5/01/28	1,095,096	1,116,858
Fannie Mae, 3.5%, 1/01/42	2,094,888	2,191,602
Fannie Mae, 3.5%, 4/01/43	1,389,131	1,449,067
Fannie Mae, TBA, 4%, 2/01/45	35,700,000	37,991,030
Fannie Mae, TBA, 3%, 1/01/30	3,435,000	3,569,230
Fannie Mae, TBA, 3.5%, 1/01/45	2,527,000	2,632,943
Fannie Mae, TBA, 4%, 1/01/45	7,823,000	8,346,428
Freddie Mac, 3.034%, 10/25/20	1,327,000	1,386,353
Freddie Mac, 1.655%, 11/25/16	2,969,038	3,000,056
Freddie Mac, 1.426%, 8/25/17	5,495,000	5,525,371
Freddie Mac, 3.882%, 11/25/17	2,158,000	2,294,929
Freddie Mac, 3.154%, 2/25/18	2,151,000	2,254,536
Freddie Mac, 5%, 9/01/18 - 6/01/40	2,956,294	3,248,675
Freddie Mac, 2.22%, 12/25/18	1,500,000	1,523,301

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 2.086%, 3/25/19	$1,800,000	$1,816,171
Freddie Mac, 5.085%, 3/25/19	2,191,000	2,459,818
Freddie Mac, 1.883%, 5/25/19	3,750,000	3,749,445
Freddie Mac, 6%, 8/01/19 - 10/01/38	6,794,959	7,729,362
Freddie Mac, 2.456%, 8/25/19	1,862,000	1,901,655
Freddie Mac, 4.186%, 8/25/19	814,000	889,008
Freddie Mac, 1.869%, 11/25/19	3,000,000	2,982,294
Freddie Mac, 4.251%, 1/25/20	1,449,000	1,591,645
Freddie Mac, 2.313%, 3/25/20	3,022,000	3,055,257
Freddie Mac, 4.224%, 3/25/20	1,911,350	2,100,658
Freddie Mac, 3.32%, 7/25/20 - 2/25/23	2,679,411	2,815,609
Freddie Mac, 5.5%, 5/01/22 - 6/01/41	5,523,162	6,197,699
Freddie Mac, 2.682%, 10/25/22	1,500,000	1,514,826
Freddie Mac, 4.5%, 11/01/22 - 8/01/40	3,000,926	3,248,532
Freddie Mac, 3.25%, 4/25/23	3,500,000	3,663,727
Freddie Mac, 3.3%, 4/25/23	1,997,044	2,097,673
Freddie Mac, 3.06%, 7/25/23	886,000	914,643
Freddie Mac, 3.458%, 8/25/23	1,852,000	1,967,259
Freddie Mac, 4%, 7/01/25 - 11/01/43	4,047,646	4,319,130
Freddie Mac, 2.5%, 2/01/28 - 7/01/28	17,014,376	17,334,720
Freddie Mac, 6.5%, 8/01/32 - 5/01/37	1,145,746	1,301,607
Freddie Mac, 3.5%, 12/01/41 - 8/01/43	24,204,765	25,200,947
Freddie Mac, 3%, 4/01/43 - 5/01/43	11,980,193	12,127,708
Freddie Mac, TBA, 4%, 1/01/45	5,773,000	6,151,738
Ginnie Mae, 5.5%, 7/15/33 - 1/20/42	3,777,697	4,242,535
Ginnie Mae, 4.5%, 8/15/39 - 9/20/41	9,476,141	10,427,939
Ginnie Mae, 4%, 10/15/39 - 4/20/41	2,061,627	2,216,249
Ginnie Mae, 3.5%, 12/15/41 - 6/20/43	15,490,084	16,287,593
Ginnie Mae, 3%, 7/20/43	5,215,341	5,336,985
Ginnie Mae, 5.612%, 4/20/58	1,236,415	1,272,372
Ginnie Mae, 6.357%, 4/20/58	750,695	778,588
Ginnie Mae, TBA, 4%, 2/01/45	12,062,000	12,904,635

		$367,766,064

Municipals – 0.4%
New York Dormitory Authority, State Personal Income Tax Rev., 5%, 2/15/24	$2,800,000	$3,451,644

Supranational – 0.2%
Inter-American Development Bank, 4.375%, 1/24/44	$1,093,000	$1,347,858

U.S. Government Agencies and Equivalents – 3.8%
Aid-Egypt, 4.45%, 9/15/15	$3,162,000	$3,252,759
Government of Ukraine, 1.844%, 5/16/19	2,527,000	2,544,057
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	2,205,000	2,219,965
Hashemite Kingdom of Jordan, 2.503%, 10/30/20	2,742,000	2,787,684
Private Export Funding Corp., 2.25%, 3/15/20	594,000	597,065
Private Export Funding Corp., 1.875%, 7/15/18	2,300,000	2,324,697
Small Business Administration, 6.35%, 4/01/21	274,791	297,889
Small Business Administration, 6.34%, 5/01/21	227,021	245,248

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 6.44%, 6/01/21	$372,494	$405,168
Small Business Administration, 6.625%, 7/01/21	502,087	545,382
Small Business Administration, 6.07%, 3/01/22	333,519	360,200
Small Business Administration, 4.98%, 11/01/23	411,776	447,712
Small Business Administration, 4.77%, 4/01/24	799,738	848,510
Small Business Administration, 5.52%, 6/01/24	432,350	476,415
Small Business Administration, 4.99%, 9/01/24	68,307	73,837
Small Business Administration, 5.11%, 4/01/25	707,501	769,204
Small Business Administration, 2.21%, 2/01/33	1,341,923	1,323,051
Small Business Administration, 2.22%, 3/01/33	2,396,439	2,365,283
Small Business Administration, 3.15%, 7/01/33	2,195,740	2,258,834
Small Business Administration, 3.16%, 8/01/33	1,212,563	1,249,867
Small Business Administration, 3.62%, 9/01/33	767,058	805,267
Tennessee Valley Authority, 1.75%, 10/15/18	1,889,000	1,906,666
Tunisian Republic, 2.452%, 7/24/21	1,444,000	1,466,167
U.S. Department of Housing & Urban Development, 6.36%, 8/01/16	290,000	290,479
U.S. Department of Housing & Urban Development, 6.59%, 8/01/16	157,000	157,803

		$30,019,209

U.S. Treasury Obligations – 43.1%
U.S. Treasury Bonds, 9.25%, 2/15/16	$19,000	$20,873
U.S. Treasury Bonds, 7.5%, 11/15/16	218,000	245,574
U.S. Treasury Bonds, 7.875%, 2/15/21	177,000	239,019
U.S. Treasury Bonds, 6.25%, 8/15/23	2,891,000	3,848,644
U.S. Treasury Bonds, 6%, 2/15/26	2,699,000	3,698,472
U.S. Treasury Bonds, 6.75%, 8/15/26	1,862,000	2,716,773
U.S. Treasury Bonds, 6.375%, 8/15/27	326,000	471,070
U.S. Treasury Bonds, 5.25%, 2/15/29	284,000	381,980
U.S. Treasury Bonds, 5%, 5/15/37	488,000	696,772
U.S. Treasury Bonds, 4.375%, 2/15/38	3,894,000	5,099,925
U.S. Treasury Bonds, 4.5%, 8/15/39	26,680,500	35,580,955
U.S. Treasury Bonds, 3.125%, 2/15/43	8,176,700	8,784,842
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/24	8,729,992	8,420,348
U.S. Treasury Notes, 2.125%, 5/31/15	34,052,000	34,331,329
U.S. Treasury Notes, 2.625%, 4/30/16	201,000	206,794
U.S. Treasury Notes, 0.875%, 12/31/16	110,742,000	111,131,369
U.S. Treasury Notes, 2.625%, 4/30/18	17,249,000	18,029,241
U.S. Treasury Notes, 2.75%, 2/15/19	13,302,400	13,993,500

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 3.125%, 5/15/19	$4,427,000	$4,719,253
U.S. Treasury Notes, 1%, 6/30/19	27,685,000	27,010,178
U.S. Treasury Notes, 2.625%, 8/15/20	8,002,000	8,354,584
U.S. Treasury Notes, 2%, 11/30/20	4,541,000	4,579,317
U.S. Treasury Notes, 3.125%, 5/15/21	1,901,000	2,039,416
U.S. Treasury Notes, 1.75%, 5/15/22	23,412,000	23,009,595
U.S. Treasury Notes, 2.5%, 8/15/23	19,499,000	20,112,907

		$337,722,730

Total Bonds (Identified Cost, $775,375,663)		$804,151,907

MONEY MARKET FUNDS – 5.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	39,506,081	$39,506,081

Total Investments (Identified Cost, $814,881,744)		$843,657,988

OTHER ASSETS, LESS LIABILITIES – (7.6)%		(59,565,403)

NET ASSETS – 100.0%		$784,092,585

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

8

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $775,375,663)	$804,151,907
Underlying affiliated funds, at cost and value	39,506,081
Total investments, at value (identified cost, $814,881,744)	$843,657,988
Cash	101,170
Receivables for
Investments sold	11,322,596
TBA sale commitments	7,973,194
Interest	3,562,354
Other assets	6,480
Total assets		$866,623,782
Liabilities
Payables for
Investments purchased	$6,144,504
TBA purchase commitments	73,164,058
Fund shares reacquired	3,100,717
Payable to affiliates
Investment adviser	19,394
Shareholder servicing costs	69
Distribution and/or service fees	4,118
Payable for independent Trustees’ compensation	55
Accrued expenses and other liabilities	98,282
Total liabilities		$82,531,197
Net assets		$784,092,585
Net assets consist of
Paid-in capital	$757,077,692
Unrealized appreciation (depreciation) on investments	28,776,244
Accumulated net realized gain (loss) on investments	(21,216,101)
Undistributed net investment income	19,454,750
Net assets		$784,092,585
Shares of beneficial interest outstanding		60,369,231

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$484,572,639	37,208,859	$13.02
Service Class	299,519,946	23,160,372	12.93

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$21,822,898
Dividends from underlying affiliated funds	70,483
Total investment income		$21,893,381
Expenses
Management fee	$4,573,544
Distribution and/or service fees	822,729
Shareholder servicing costs	15,847
Administrative services fee	121,875
Independent Trustees’ compensation	16,177
Custodian fee	88,033
Shareholder communications	30,968
Audit and tax fees	61,500
Legal fees	7,038
Miscellaneous	35,891
Total expenses		$5,773,602
Fees paid indirectly	(98)
Reduction of expenses by investment adviser	(39,572)
Net expenses		$5,733,932
Net investment income		$16,159,449
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$1,463,134
Futures contracts	(23,057)
Net realized gain (loss) on investments		$1,440,077
Change in unrealized appreciation (depreciation) on investments		$21,797,290
Net realized and unrealized gain (loss) on investments		$23,237,367
Change in net assets from operations		$39,396,816

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$16,159,449	$15,967,222
Net realized gain (loss) on investments	1,440,077	(8,435,679)
Net unrealized gain (loss) on investments	21,797,290	(32,596,081)
Change in net assets from operations	$39,396,816	$(25,064,538)
Distributions declared to shareholders
From net investment income	$(19,458,580)	$(18,857,056)
From net realized gain on investments	—	(7,216,557)
Total distributions declared to shareholders	$(19,458,580)	$(26,073,613)
Change in net assets from fund share transactions	$(94,580,714)	$(31,844,770)
Total change in net assets	$(74,642,478)	$(82,982,921)
Net assets
At beginning of period	858,735,063	941,717,984
At end of period (including undistributed net investment income of $19,454,750 and $19,458,217, respectively)	$784,092,585	$858,735,063

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$12.73	$13.49	$13.72	$13.27		$13.14
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.32	$0.39		$0.45
Net realized and unrealized gain (loss) on investments	0.35	(0.60)	0.03 (g)	0.58		0.16
Total from investment operations	$0.61	$(0.35)	$0.35	$0.97		$0.61
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.30)	$(0.45)	$(0.52)		$(0.48)
From net realized gain on investments	—	(0.11)	(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.32)	$(0.41)	$(0.58)	$(0.52)		$(0.48)
Net asset value, end of period (x)	$13.02	$12.73	$13.49	$13.72		$13.27
Total return (%) (k)(r)(s)(x)	4.86	(2.59)	2.53	7.40		4.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.60	0.63		0.64
Expenses after expense reductions (f)	0.59	0.59	0.60	N/A		N/A
Net investment income	2.04	1.89	2.33	2.88		3.39
Portfolio turnover	61	130	78	29		36
Net assets at end of period (000 omitted)	$484,573	$510,317	$537,397	$264,328		$227,694

See Notes to Financial Statements

12

MFS Government Securities Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$12.63	$13.39	$13.62	$13.18		$13.06
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.21	$0.29	$0.35		$0.41
Net realized and unrealized gain (loss) on investments	0.36	(0.60)	0.02 (g)	0.57		0.17
Total from investment operations	$0.59	$(0.39)	$0.31	$0.92		$0.58
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.26)	$(0.41)	$(0.48)		$(0.46)
From net realized gain on investments	—	(0.11)	(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.29)	$(0.37)	$(0.54)	$(0.48)		$(0.46)
Net asset value, end of period (x)	$12.93	$12.63	$13.39	$13.62		$13.18
Total return (%) (k)(r)(s)(x)	4.67	(2.90)	2.27	7.11		4.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.85	0.88		0.89
Expenses after expense reductions (f)	0.84	0.84	0.85	N/A		N/A
Net investment income	1.79	1.63	2.16	2.64		3.13
Portfolio turnover	61	130	78	29		36
Net assets at end of period (000 omitted)	$299,520	$348,419	$404,321	$420,164		$440,930

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

14

MFS Government Securities Portfolio

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$400,523,801	$—	$400,523,801
Non-U.S. Sovereign Debt	—	1,347,858	—	1,347,858
Municipal Bonds	—	3,451,644	—	3,451,644
U.S. Corporate Bonds	—	5,161,766	—	5,161,766
Residential Mortgage-Backed Securities	—	367,766,064	—	367,766,064
Commercial Mortgage-Backed Securities	—	25,900,774	—	25,900,774
Mutual Funds	39,506,081	—	—	39,506,081
Total Investments	$39,506,081	$804,151,907	$—	$843,657,988

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(23,057)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments and TBA Sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$19,458,580	$21,591,850
Long-term capital gains	—	4,481,763
Total distributions	$19,458,580	$26,073,613

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$824,729,449
Gross appreciation	25,796,227
Gross depreciation	(6,867,688)
Net unrealized appreciation (depreciation)	$18,928,539
Undistributed ordinary income	19,475,209
Capital loss carryforwards	(11,298,663)
Other temporary differences	(90,192)

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(3,114,841)
Long-Term	(8,183,822)
Total	$(11,298,663)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$12,311,698	$11,556,212	$—	$4,192,554
Service Class	7,146,882	7,300,844	—	3,024,003
Total	$19,458,580	$18,857,056	$—	$7,216,557

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $38,116, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $15,669, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $178.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0147% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $3,954 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,456, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$475,878,551	$533,375,522
Investments (non-U.S. Government securities)	$17,750,792	$5,536,405

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,121,600	$14,542,803	3,159,387	$41,290,278
Service Class	1,250,442	16,137,786	3,693,154	47,861,441
	2,372,042	$30,680,589	6,852,541	$89,151,719
Shares issued to shareholders in reinvestment of distributions
Initial Class	957,364	$12,311,698	1,250,895	$15,748,766
Service Class	558,787	7,146,882	825,327	10,324,847
	1,516,151	$19,458,580	2,076,222	$26,073,613
Shares reacquired
Initial Class	(4,972,533)	$(64,521,879)	(4,136,579)	$(54,381,379)
Service Class	(6,227,538)	(80,198,004)	(7,128,122)	(92,688,723)
	(11,200,071)	$(144,719,883)	(11,264,701)	$(147,070,102)
Net change
Initial Class	(2,893,569)	$(37,667,378)	273,703	$2,657,665
Service Class	(4,418,309)	(56,913,336)	(2,609,641)	(34,502,435)
	(7,311,878)	$(94,580,714)	(2,335,938)	$(31,844,770)

The fund is one of several mutual funds in which certain of the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 27%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

19

MFS Government Securities Portfolio

Notes to Financial Statements – continued

agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $3,126 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	94,206,127	134,186,198	(188,886,244)	39,506,081

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$70,483	$39,506,081

20

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

21

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

23

MFS Government Securities Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Geoffrey Schechter

24

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2013, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s performance relative to its Lipper performance universe improved for the three-year period ended December 31, 2013, as compared to the prior year.

25

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

26

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2014

MFS® HIGH YIELD PORTFOLIO

MFS® Variable Insurance Trust II

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	7.2%
Medical & Health Technology & Services	5.7%
Cable TV	5.5%
Midstream	5.1%
Metals & Mining	4.8%

Composition including fixed income credit quality (a)(i)
BBB	2.3%
BB	36.3%
B	47.1%
CCC	11.6%
C	0.1%
D (o)	0.0%
Not Rated	(0.9)%
Non-Fixed Income	0.5%
Cash & Other	3.0%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS High Yield Portfolio (“fund”) provided a total return of 2.81%, while Service Class shares of the fund provided a total return of 2.53%. These compare with a return of 2.46% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Contributors to Performance

Relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to “CCC” rated (r) securities benefited results as lower-quality issues underperformed higher-quality issues during the reporting period.

Strong bond selection further supported relative performance. Top individual contributors during the reporting period included the fund’s debt holdings of energy company El Paso Energy (h), mortgage lending services provider Dollar Tree, specialized real estate finance company Arbor Realty Mortgage Securities and financial services firm JPMorgan Chase.

Detractors from Performance

The fund’s greater exposure to “B” rated (r) securities detracted from relative performance. The portion of the fund’s return derived from yield, which was less than that of the benchmark, also weighed on relative results. A lesser exposure to the telecommunications sector further hindered relative returns as this market segment outpaced the benchmark during the reporting period.

Top individual detractors for the period included debt holdings of metallurgical coal producer and exporter Walter Energy, oil and natural gas producers Chaparral Energy, BreitBurn Energy Partners and SandRidge Energy, and diversified holding company Icahn Enterprises.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	2.81%	8.63%	6.28%
Service Class	8/24/01	2.53%	8.31%	6.00%

Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		2.46%	8.98%	7.73%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.73%	$1,000.00	$978.22	$3.64
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$976.59	$4.88
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.72%, $3.59 and $3.67 for Initial Class and 0.97%, $4.83 and $4.94 for Service Class. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

5

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 91.2%
Aerospace – 2.1%
Bombardier, Inc., 7.75%, 3/15/20 (n)	$1,265,000	$1,372,525
Bombardier, Inc., 6.125%, 1/15/23 (n)	1,155,000	1,178,100
CPI International, Inc., 8.75%, 2/15/18	2,484,000	2,552,310
Gencorp, Inc., 7.125%, 3/15/21	2,625,000	2,749,163
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	2,585,000	2,791,800
Huntington Ingalls Industries, Inc., 5%, 12/15/21 (n)	260,000	264,550
Kratos Defense & Security Solutions, Inc., 7%, 5/15/19	270,000	229,500
TransDigm, Inc., 6%, 7/15/22	515,000	513,713
TransDigm, Inc., 6.5%, 7/15/24	980,000	984,900

		$12,636,561

Apparel Manufacturers – 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20	$1,430,000	$1,515,800
PVH Corp., 4.5%, 12/15/22	1,030,000	1,017,125

		$2,532,925

Asset-Backed & Securitized – 0.3%
Arbor Realty Mortgage Securities, CDO, FRN, 2.531%, 4/21/38 (z)	$1,136,457	$1,031,267
Citigroup Commercial Mortgage Trust, FRN, 5.71%, 12/10/49	2,086,863	324,862
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)	1,366,873	15,678
CWCapital Cobalt Ltd., CDO, 6.23%, 5/25/45 (a)(p)(z)	2,735,836	138,926
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.53%, 4/26/50 (a)(p)(z)	1,085,651	11

		$1,510,744

Automotive – 3.2%
Accuride Corp., 9.5%, 8/01/18	$2,680,000	$2,760,400
Allison Transmission, Inc., 7.125%, 5/15/19 (n)	2,525,000	2,641,781
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	2,670,000	2,830,200
Goodyear Tire & Rubber Co., 7%, 5/15/22	1,220,000	1,317,600
Jaguar Land Rover PLC, 8.125%, 5/15/21 (n)	2,850,000	3,120,750
Lear Corp., 4.75%, 1/15/23	1,640,000	1,635,900
Lear Corp., 5.25%, 1/15/25	1,335,000	1,351,688
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	1,530,000	1,595,025
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	1,330,000	1,330,000
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	560,000	576,800

		$19,160,144

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – 2.2%
AMC Networks, Inc., 7.75%, 7/15/21	$1,935,000	$2,070,450
Clear Channel Communications, Inc., 9%, 3/01/21	1,164,000	1,140,720
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	650,000	661,375
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	1,095,000	1,127,850
Liberty Media Corp., 8.5%, 7/15/29	1,840,000	2,014,800
Netflix, Inc., 5.375%, 2/01/21	1,645,000	1,710,800
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	2,020,000	2,095,750
Univision Communications, Inc., 6.875%, 5/15/19 (n)	210,000	218,663
Univision Communications, Inc., 7.875%, 11/01/20 (n)	1,980,000	2,108,700
Univision Communications, Inc., 6.75%, 9/15/22 (n)	226,000	241,820

		$13,390,928

Brokerage & Asset Managers – 0.6%
E*TRADE Financial Corp., 6.375%, 11/15/19	$3,120,000	$3,307,200

Building – 3.3%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	$2,720,000	$2,876,400
Associated Materials LLC, 9.125%, 11/01/17	340,000	280,500
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	1,610,000	1,605,975
Building Materials Holding Corp., 6.75%, 5/01/21 (n)	1,620,000	1,713,150
CEMEX S.A.B. de C.V., 5.875%, 3/25/19 (n)	467,000	474,005
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)	684,000	716,490
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)	1,339,000	1,298,830
Gibraltar Industries, Inc., 6.25%, 2/01/21	1,475,000	1,504,500
HD Supply, Inc., 7.5%, 7/15/20	2,230,000	2,335,925
Headwaters, Inc., 7.625%, 4/01/19	775,000	807,938
Headwaters, Inc., 7.25%, 1/15/19	1,320,000	1,372,800
Nortek, Inc., 8.5%, 4/15/21	2,005,000	2,145,350
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 6/01/20 (n)	1,787,000	1,772,525
USG Corp., 7.875%, 3/30/20 (n)	830,000	888,100

		$19,792,488

Business Services – 0.9%
Equinix, Inc., 4.875%, 4/01/20	$1,325,000	$1,318,375
Equinix, Inc., 5.375%, 4/01/23	1,070,000	1,070,000
Equinix, Inc., 5.375%, 1/01/22	530,000	534,982
Iron Mountain, Inc., 8.375%, 8/15/21	210,000	218,925
NeuStar, Inc., 4.5%, 1/15/23	2,310,000	2,015,475

		$5,157,757

6

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Cable TV – 5.3%
CCO Holdings LLC, 5.25%, 9/30/22		$250,000	$249,375
CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20		2,385,000	2,510,213
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20		905,000	959,300
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24		1,620,000	1,636,200
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21		2,100,000	2,205,000
Cequel Communications Holdings, 6.375%, 9/15/20 (n)		1,650,000	1,707,750
DISH DBS Corp., 6.75%, 6/01/21		1,165,000	1,252,375
DISH DBS Corp., 5%, 3/15/23		1,590,000	1,538,325
DISH DBS Corp., 5.875%, 11/15/24 (n)		655,000	658,275
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22		1,315,000	1,351,163
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23		3,075,000	3,056,243
Intelsat Luxembourg S.A., 8.125%, 6/01/23		1,450,000	1,479,000
LGE Holdco VI B.V., 7.125%, 5/15/24 (z)	EUR	945,000	1,258,879
Lynx I Corp., 5.375%, 4/15/21 (n)		$1,085,000	1,120,263
Lynx II Corp., 6.375%, 4/15/23 (n)		1,485,000	1,555,538
Numericable Group S.A., 6%, 5/15/22 (n)		2,145,000	2,156,798
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)		770,000	719,950
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)		635,000	625,475
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)		255,000	262,650
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)		1,155,000	1,183,875
Unitymedia Hessen, 5.5%, 1/15/23 (n)		1,605,000	1,677,225
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)		1,335,000	1,378,388
UPCB Finance III Ltd., 6.625%, 7/01/20 (n)		870,000	913,500

			$31,455,760

Chemicals – 3.0%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22		$965,000	$955,350
Celanese U.S. Holdings LLC, 5.875%, 6/15/21		1,628,000	1,725,680
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)		1,765,000	1,870,900
Hexion U.S. Finance Corp., 6.625%, 4/15/20		1,180,000	1,156,400
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18		2,165,000	1,926,850
Huntsman International LLC, 8.625%, 3/15/21		1,585,000	1,699,913
INEOS Finance PLC, 7.5%, 5/01/20 (n)		100,000	105,000
INEOS Finance PLC, 8.375%, 2/15/19 (n)		2,025,000	2,151,563
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)		1,380,000	1,321,350

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
INEOS Group Holdings S.A., 5.875%, 2/15/19 (n)	$865,000	$819,588
Tronox Finance LLC, 6.375%, 8/15/20	3,285,000	3,293,204
W.R. Grace & Co., 5.125%, 10/01/21 (n)	900,000	922,500

		$17,948,298

Computer Software – 0.5%
Syniverse Holdings, Inc., 9.125%, 1/15/19	$755,000	$788,975
VeriSign, Inc., 4.625%, 5/01/23	2,090,000	2,048,200

		$2,837,175

Computer Software – Systems – 0.6%
Audatex North America, Inc., 6%, 6/15/21 (n)	$740,000	$762,200
CDW LLC/CDW Finance Corp., 8.5%, 4/01/19	565,000	595,369
CDW LLC/CDW Finance Corp., 6%, 8/15/22	1,035,000	1,068,638
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	915,000	916,144

		$3,342,351

Conglomerates – 2.1%
Amsted Industries Co., 5%, 3/15/22 (n)	$2,320,000	$2,279,400
BC Mountain LLC, 7%, 2/01/21 (n)	1,500,000	1,282,500
Dynacast International LLC, 9.25%, 7/15/19	1,275,000	1,367,438
EnPro Industries, Inc., 5.875%, 9/15/22 (n)	1,425,000	1,439,250
Entegris, Inc., 6%, 4/01/22 (n)	2,225,000	2,252,813
Renaissance Acquisition, 6.875%, 8/15/21 (n)	2,265,000	2,174,400
Rexel S.A., 6.125%, 12/15/19 (n)	1,490,000	1,534,700

		$12,330,501

Construction – 0.3%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21	$930,000	$892,800
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)	807,000	738,405

		$1,631,205

Consumer Products – 0.8%
Elizabeth Arden, Inc., 7.375%, 3/15/21	$1,045,000	$958,788
Prestige Brands, Inc., 5.375%, 12/15/21	1,150,000	1,129,875
Prestige Brands, Inc., 8.125%, 2/01/20 (n)	971,000	1,034,115
Spectrum Brands, Inc., 6.375%, 11/15/20	1,825,000	1,902,563

		$5,025,341

Consumer Services – 1.7%
ADT Corp., 4.125%, 6/15/23	$885,000	$800,925
ADT Corp., 6.25%, 10/15/21	1,690,000	1,736,475
Garda World Security Corp., 7.25%, 11/15/21 (n)	590,000	584,100
Garda World Security Corp., 7.25%, 11/15/21 (n)	1,445,000	1,430,550
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17	1,115,000	1,059,250

7

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Consumer Services – continued
Monitronics International, Inc., 9.125%, 4/01/20	$2,105,000	$1,987,909
Multi-Color Corp., 6.125%, 12/01/22 (n)	870,000	870,000
Service Corp. International, 5.375%, 5/15/24	1,025,000	1,045,500
Service Corp. International, 7%, 6/15/17	650,000	698,750

		$10,213,459

Containers – 3.1%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$331,765	$335,082
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	200,000	213,000
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	1,160,000	1,229,600
Berry Plastics Group, Inc., 5.5%, 5/15/22	2,675,000	2,715,125
Crown American LLC, 4.5%, 1/15/23	3,027,000	2,936,190
Greif, Inc., 6.75%, 2/01/17	650,000	695,500
Greif, Inc., 7.75%, 8/01/19	765,000	864,450
Owens-Brockway Glass Container, Inc., 5%, 1/15/22 (n)	615,000	627,300
Reynolds Group, 5.75%, 10/15/20	1,265,000	1,296,625
Reynolds Group, 8.25%, 2/15/21	1,570,000	1,609,250
Reynolds Group, 9.875%, 8/15/19	940,000	996,400
Reynolds Group, 7.125%, 4/15/19	1,235,000	1,276,681
Sealed Air Corp., 4.875%, 12/01/22 (n)	1,610,000	1,597,925
Sealed Air Corp., 5.125%, 12/01/24 (n)	255,000	257,550
Signode Industrial Group, 6.375%, 5/01/22 (n)	1,980,000	1,930,500

		$18,581,178

Defense Electronics – 0.4%
Ducommun, Inc., 9.75%, 7/15/18	$2,294,000	$2,454,580

Electrical Equipment – 0.4%
Anixter, Inc., 5.125%, 10/01/21	$1,800,000	$1,800,000
Avaya, Inc., 10.5%, 3/01/21 (z)	400,000	342,000

		$2,142,000

Electronics – 2.0%
Advanced Micro Devices, Inc., 7.5%, 8/15/22	$735,000	$661,500
Advanced Micro Devices, Inc., 6.75%, 3/01/19	2,180,000	2,049,200
Advanced Micro Devices, Inc., 7%, 7/01/24	570,000	483,075
Micron Technology, Inc., 5.875%, 2/15/22 (n)	1,130,000	1,186,500
Micron Technology, Inc., 5.5%, 2/01/25 (n)	1,085,000	1,095,850
Nokia Corp., 6.625%, 5/15/39	900,000	994,500
Nokia Corp., 5.375%, 5/15/19	570,000	609,900
NXP B.V., 5.75%, 2/15/21 (n)	745,000	782,250
NXP B.V., 5.75%, 3/15/23 (n)	1,495,000	1,573,488
Sensata Technologies B.V., 6.5%, 5/15/19 (n)	1,695,000	1,758,563

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – continued
Sensata Technologies B.V., 5.625%, 11/01/24 (z)	$960,000	$996,000

		$12,190,826

Emerging Market Quasi-Sovereign – 0.1%
NOVA Chemicals Corp., 5%, 5/01/25 (n)	$787,000	$781,098

Energy – Independent – 6.9%
American Energy-Permian Basin LLC, 7.125%, 11/01/20 (n)	$830,000	$610,050
American Energy-Permian Basin LLC, 7.375%, 11/01/21 (n)	1,340,000	984,900
Antero Resources Finance Corp., 6%, 12/01/20	1,475,000	1,471,313
Antero Resources Finance Corp., 5.375%, 11/01/21	1,835,000	1,775,363
Baytex Energy Corp., 5.125%, 6/01/21 (n)	285,000	242,250
Baytex Energy Corp., 5.625%, 6/01/24 (n)	2,010,000	1,708,500
BreitBurn Energy Partners LP, 8.625%, 10/15/20	1,270,000	1,092,200
BreitBurn Energy Partners LP, 7.875%, 4/15/22	1,510,000	1,166,475
Chaparral Energy, Inc., 7.625%, 11/15/22	2,080,000	1,362,400
Concho Resources, Inc., 6.5%, 1/15/22	1,560,000	1,630,200
Concho Resources, Inc., 5.5%, 4/01/23	1,740,000	1,748,178
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24 (n)	405,000	218,700
EP Energy LLC, 6.875%, 5/01/19	875,000	888,125
EP Energy LLC, 7.75%, 9/01/22	2,565,000	2,398,275
EP Energy LLC, 9.375%, 5/01/20	1,595,000	1,610,950
Halcon Resources Corp., 8.875%, 5/15/21	1,955,000	1,471,128
Harvest Operations Corp., 6.875%, 10/01/17	538,000	518,498
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2/15/20 (n)	605,000	617,100
Hilcorp Energy I/Hilcorp Finance Co., 5%, 12/01/24 (n)	390,000	343,200
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	2,419,000	2,038,008
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	1,030,000	896,100
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	675,000	546,750
MEG Energy Corp., 6.5%, 3/15/21 (n)	1,725,000	1,574,063
MEG Energy Corp., 7%, 3/31/24 (n)	1,160,000	1,049,800
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	1,417,000	1,147,770
Oasis Petroleum, Inc., 6.875%, 3/15/22	2,495,000	2,270,450
Range Resources Corp., 5%, 8/15/22	1,785,000	1,785,000
Rosetta Resources, Inc., 5.625%, 5/01/21	965,000	883,072
RSP Permian, Inc., 6.625%, 10/01/22 (n)	690,000	641,700
Sanchez Energy Corp., 6.125%, 1/15/23 (n)	2,880,000	2,419,200
SandRidge Energy, Inc., 8.125%, 10/15/22	995,000	626,850
SM Energy Co., 6.5%, 11/15/21	2,025,000	1,964,250
SM Energy Co., 6.125%, 11/15/22 (n)	1,060,000	996,400
Whiting Petroleum Corp., 5.75%, 3/15/21	365,000	338,528

		$41,035,746

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Entertainment – 1.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$1,620,000	$1,745,550
Cedar Fair LP, 5.25%, 3/15/21	1,935,000	1,944,675
Cedar Fair LP, 5.375%, 6/01/24 (n)	880,000	875,600
Cinemark USA, Inc., 5.125%, 12/15/22	1,415,000	1,383,163
Cinemark USA, Inc., 4.875%, 6/01/23	1,020,000	963,900
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	1,615,000	1,627,113
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	1,700,000	1,700,000

		$10,240,001

Financial Institutions – 4.5%
AerCap Ireland Capital Ltd., 5%, 10/01/21 (n)	$1,035,000	$1,071,225
Aircastle Ltd., 4.625%, 12/15/18	1,310,000	1,316,550
Aircastle Ltd., 5.125%, 3/15/21	880,000	880,000
Aviation Capital Group, 6.75%, 4/06/21 (n)	935,000	1,058,888
Aviation Capital Group, 4.625%, 1/31/18 (n)	960,000	997,713
CIT Group, Inc., 6.625%, 4/01/18 (n)	1,925,000	2,088,625
CIT Group, Inc., 5%, 8/15/22	2,245,000	2,306,738
CIT Group, Inc., 5.5%, 2/15/19 (n)	1,898,000	2,002,390
CIT Group, Inc., 5.25%, 3/15/18	1,655,000	1,725,338
Icahn Enterprises LP, 6%, 8/01/20	1,020,000	1,050,804
Icahn Enterprises LP, 5.875%, 2/01/22	2,465,000	2,475,784
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	2,660,000	2,553,600
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	820,000	781,050
SLM Corp., 8%, 3/25/20	2,930,000	3,236,566
SLM Corp., 7.25%, 1/25/22	1,700,000	1,844,500
SLM Corp., 6.125%, 3/25/24	1,055,000	1,036,538
SLM Corp., 4.875%, 6/17/19	490,000	491,421

		$26,917,730

Food & Beverages – 1.5%
B&G Foods, Inc., 4.625%, 6/01/21	$1,415,000	$1,381,182
Constellation Brands, Inc., 3.75%, 5/01/21	335,000	331,650
Constellation Brands, Inc., 4.25%, 5/01/23	1,755,000	1,741,838
Darling Ingredients, Inc., 5.375%, 1/15/22	2,110,000	2,078,350
H.J. Heinz Co., 4.25%, 10/15/20	1,710,000	1,727,100
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	1,730,000	1,764,600

		$9,024,720

Forest & Paper Products – 0.5%
Appvion, Inc., 9%, 6/01/20 (n)	$1,680,000	$1,150,800
Rayonier AM Products, Inc., 5.5%, 6/01/24 (z)	395,000	324,394
Tembec Industries, Inc., 9%, 12/15/19 (n)	1,280,000	1,259,200

		$2,734,394

Issuer	Shares/Par	Value ($)

BONDS – continued
Gaming & Lodging – 2.7%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$2,095,000	$2,199,750
Chester Downs & Marina LLC, 9.25%, 2/01/20 (n)	835,000	609,550
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	1,970,000	1,965,075
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	1,975,000	2,063,875
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	620,000	644,800
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	1,285,000	1,304,275
MGM Resorts International, 6.625%, 12/15/21	1,990,000	2,089,500
MGM Resorts International, 6%, 3/15/23	1,320,000	1,326,600
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	2,475,000	2,462,625
Wynn Las Vegas LLC, 7.75%, 8/15/20	1,525,000	1,624,476

		$16,290,526

Industrial – 1.3%
Dematic S.A., 7.75%, 12/15/20 (n)	$2,785,000	$2,917,288
Howard Hughes Corp., 6.875%, 10/01/21 (n)	2,440,000	2,525,400
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	2,065,000	2,188,900

		$7,631,588

Machinery & Tools – 1.8%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$2,385,000	$2,450,588
H&E Equipment Services Co., 7%, 9/01/22	2,400,000	2,469,000
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	2,035,000	1,892,550
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	1,660,000	1,290,650
RSC Equipment Rental, Inc., 8.25%, 2/01/21	1,460,000	1,591,400
United Rentals North America, Inc., 7.625%, 4/15/22	1,183,000	1,300,709

		$10,994,897

Major Banks – 1.1%
Bank of America Corp., FRN, 5.2%, 12/31/49	$2,385,000	$2,203,144
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49	1,905,000	1,881,188
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31, FRN to 8/29/49	1,350,000	1,572,750
Royal Bank of Scotland Group PLC, 6.99% to 10/04/17, FRN to 10/29/49 (n)	850,000	956,250

		$6,613,332

Medical & Health Technology & Services – 5.3%
CHS/Community Health Systems, Inc., 5.125%, 8/01/21	$440,000	$456,500
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	3,430,000	3,633,656
Davita, Inc., 6.625%, 11/01/20	1,535,000	1,611,750

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Davita, Inc., 5.125%, 7/15/24	$1,065,000	$1,086,300
Fresenius Medical Care Capital Trust III, 5.875%, 1/31/22 (n)	765,000	830,025
Fresenius Medical Care Capital Trust III, 5.625%, 7/31/19 (n)	1,030,000	1,099,525
HCA, Inc., 4.75%, 5/01/23	200,000	203,500
HCA, Inc., 7.5%, 2/15/22	3,125,000	3,570,313
HCA, Inc., 5%, 3/15/24	1,450,000	1,489,875
HCA, Inc., 5.875%, 3/15/22	1,435,000	1,571,325
HCA, Inc., 4.25%, 10/15/19	1,260,000	1,278,900
HealthSouth Corp., 8.125%, 2/15/20	2,575,000	2,690,875
Kindred Escrow Corp. II, 8%, 1/15/20 (z)	1,050,000	1,115,625
LifePoint Hospitals, Inc., 5.5%, 12/01/21	2,775,000	2,837,438
Tenet Healthcare Corp., 4.5%, 4/01/21	2,530,000	2,536,325
Tenet Healthcare Corp., 8.125%, 4/01/22	1,345,000	1,503,038
Tenet Healthcare Corp., 8%, 8/01/20	2,560,000	2,700,800
Universal Health Services, Inc., 7.625%, 8/15/20	1,750,000	1,505,000

		$31,720,770

Medical Equipment – 0.9%
Biomet, Inc., 6.5%, 8/01/20	$1,240,000	$1,326,800
Physio-Control International, Inc., 9.875%, 1/15/19 (n)	969,000	1,027,140
Teleflex, Inc., 6.875%, 6/01/19	1,705,000	1,777,463
Teleflex, Inc., 5.25%, 6/15/24 (n)	1,330,000	1,330,000

		$5,461,403

Metals & Mining – 4.5%
ArcelorMittal S.A., 6.75%, 2/25/22	$630,000	$672,525
ArcelorMittal S.A., 7.25%, 3/01/41	885,000	893,850
Arch Coal, Inc., 7.25%, 10/01/20	670,000	217,750
Arch Coal, Inc., 8%, 1/15/19 (n)	1,070,000	593,850
Century Aluminum Co., 7.5%, 6/01/21 (n)	1,890,000	1,937,250
Commercial Metals Co., 4.875%, 5/15/23	1,243,000	1,187,065
Consol Energy, Inc., 6.375%, 3/01/21	790,000	790,000
Consol Energy, Inc., 5.875%, 4/15/22 (n)	1,545,000	1,436,850
EVRAZ, Inc. N.A. Canada, 7.5%, 11/15/19 (n)	1,530,000	1,480,275
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	3,146,000	2,910,050
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	852,000	766,800
Fortescue Metals Group Ltd., 8.25%, 11/01/19 (n)	2,425,000	2,206,750
GrafTech International Co., 6.375%, 11/15/20	2,170,000	1,801,100
Lundin Mining Corp., 7.5%, 11/01/20 (n)	1,030,000	1,019,700
Lundin Mining Corp., 7.875%, 11/01/22 (n)	1,030,000	1,030,000
Steel Dynamics, Inc., 5.25%, 4/15/23 (n)	1,000,000	1,015,000
Steel Dynamics, Inc., 5.125%, 10/01/21	975,000	993,281
Steel Dynamics, Inc., 5.5%, 10/01/24 (n)	975,000	999,375

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – continued
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	$715,000	$742,706
Suncoke Energy, Inc., 7.625%, 8/01/19	1,620,000	1,668,600
TMS International Corp., 7.625%, 10/15/21 (n)	1,570,000	1,636,725
Walter Energy, Inc., 9.5%, 10/15/19 (n)	1,035,000	786,600
Walter Energy, Inc., 8.5%, 4/15/21	1,060,000	201,400

		$26,987,502

Midstream – 5.0%
AmeriGas Finance LLC, 6.75%, 5/20/20	$2,730,000	$2,811,900
Atlas Pipeline Partners LP/Atlas Pipeline, 5.875%, 8/01/23	2,300,000	2,277,000
Atlas Pipeline Partners LP/Atlas Pipeline, 4.75%, 11/15/21	660,000	627,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	670,000	646,550
Crestwood Midstream Partners LP, 6%, 12/15/20	1,410,000	1,350,075
Crestwood Midstream Partners LP, 6.125%, 3/01/22	905,000	864,275
El Paso Corp., 7.75%, 1/15/32	3,725,000	4,581,750
Energy Transfer Equity LP, 7.5%, 10/15/20	2,105,000	2,336,550
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	790,000	770,250
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	2,710,000	2,649,025
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23	1,108,000	1,066,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23	2,115,000	2,141,438
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	1,880,000	1,837,700
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	2,020,000	1,984,650
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,055,000	1,035,219
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	570,000	598,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	1,190,000	1,130,500
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19 (n)	1,160,000	1,116,500

		$29,825,332

Network & Telecom – 1.6%
Centurylink, Inc., 6.45%, 6/15/21	$1,120,000	$1,201,200
Centurylink, Inc., 6.75%, 12/01/23	585,000	640,575
Centurylink, Inc., 7.65%, 3/15/42	1,970,000	1,960,150
Citizens Communications Co., 9%, 8/15/31	1,665,000	1,747,792
Frontier Communications Corp., 8.125%, 10/01/18	495,000	555,638
Telecom Italia Capital, 6%, 9/30/34	730,000	730,000
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	1,810,000	1,832,625
Windstream Corp., 7.75%, 10/15/20	935,000	960,713

		$9,628,693

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Oil Services – 1.2%
Bristow Group, Inc., 6.25%, 10/15/22		$2,588,000	$2,575,060
Pacific Drilling S.A., 5.375%, 6/01/20 (n)		2,275,000	1,854,125
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)		1,275,000	1,287,750
Unit Corp., 6.625%, 5/15/21		1,695,000	1,517,025

			$7,233,960

Oils – 0.2%
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)		$1,350,000	$1,370,250

Other Banks & Diversified Financials – 0.5%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		$2,447,000	$3,303,450

Pharmaceuticals – 1.5%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (n)		$2,745,000	$2,937,150
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)		1,260,000	1,294,650
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)		3,035,000	3,201,925
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		1,135,000	1,210,194
Vantage Point Imaging, 7.5%, 7/15/21 (n)		320,000	345,600

			$8,989,519

Pollution Control – 0.0%
Abengoa Finance S.A.U., 8.875%, 2/05/18	EUR	230,000	$265,927

Precious Metals & Minerals – 0.6%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$1,735,000	$1,596,200
Eldorado Gold Corp., 6.125%, 12/15/20 (n)		2,000,000	1,940,000

			$3,536,200

Printing & Publishing – 1.0%
American Media, Inc., 13.5%, 6/15/18 (z)		$194,964	$208,246
Gannett Co., Inc., 5.125%, 7/15/20		935,000	953,700
Gannett Co., Inc., 4.875%, 9/15/21 (n)		555,000	550,838
Gannett Co., Inc., 6.375%, 10/15/23		1,390,000	1,473,400
Lamar Media Corp., 5%, 5/01/23		1,140,000	1,128,600
Nielsen Finance LLC, 5%, 4/15/22 (n)		1,465,000	1,472,325

			$5,787,109

Railroad & Shipping – 0.3%
Watco Cos. LLC, 6.375%, 4/01/23 (n)		$1,630,000	$1,613,700

Real Estate – Healthcare – 1.0%
Aviv Healthcare Properties LP/Aviv Healthcare, REIT, 6%, 10/15/21		$2,475,000	$2,574,000
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21		1,840,000	1,968,800
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22		1,380,000	1,466,250

			$6,009,050

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – Other – 1.4%
CNL Lifestyle Properties, Inc., REIT, 7.25%, 4/15/19	$1,355,000	$1,385,488
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21	2,455,000	2,501,031
EPR Properties, REIT, 7.75%, 7/15/20	1,520,000	1,823,311
EPR Properties, REIT, 5.75%, 8/15/22	550,000	600,801
Felcor Lodging LP, REIT, 5.625%, 3/01/23	2,380,000	2,356,200

		$8,666,831

Retailers – 1.7%
Best Buy Co., Inc., 5.5%, 3/15/21	$2,680,000	$2,787,200
Bon Ton Stores, Inc., 8%, 6/15/21	1,505,000	1,256,675
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (z)	340,000	305,575
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (n)(p)	1,695,000	1,440,750
Limited Brands, Inc., 7%, 5/01/20	580,000	658,300
Limited Brands, Inc., 6.95%, 3/01/33	735,000	768,075
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	990,000	1,046,925
Rite Aid Corp., 9.25%, 3/15/20	1,350,000	1,473,188
Sally Beauty Holdings, Inc., 6.875%, 11/15/19	585,000	621,563

		$10,358,251

Specialty Chemicals – 0.3%
Chemtura Corp., 5.75%, 7/15/21	$1,950,000	$1,901,250

Specialty Stores – 0.7%
Group 1 Automotive, Inc., 5%, 6/01/22 (n)	$2,555,000	$2,497,513
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	1,440,000	1,454,400

		$3,951,913

Telecommunications – Wireless – 4.2%
Crown Castle International Corp., 5.25%, 1/15/23	$1,710,000	$1,744,200
Crown Castle International Corp., 4.875%, 4/15/22	725,000	732,250
Digicel Group Ltd., 8.25%, 9/01/17 (n)	1,050,000	1,063,125
Digicel Group Ltd., 8.25%, 9/30/20 (n)	765,000	742,050
Digicel Group Ltd., 6%, 4/15/21 (n)	785,000	733,975
Digicel Group Ltd., 7.125%, 4/01/22 (n)	1,102,000	1,024,860
Eileme 2 AB, 11.625%, 1/31/20 (n)	1,190,000	1,332,800
Sprint Capital Corp., 6.875%, 11/15/28	1,915,000	1,685,200
Sprint Corp., 7.875%, 9/15/23	1,745,000	1,722,664
Sprint Corp., 7.125%, 6/15/24	1,885,000	1,753,050
Sprint Nextel Corp., 9%, 11/15/18 (n)	590,000	671,066
Sprint Nextel Corp., 6%, 11/15/22	1,985,000	1,826,200
T-Mobile USA, Inc., 6.125%, 1/15/22	300,000	304,500
T-Mobile USA, Inc., 6.5%, 1/15/24	920,000	943,000
T-Mobile USA, Inc., 6.633%, 4/28/21	1,185,000	1,216,106
T-Mobile USA, Inc., 6.25%, 4/01/21	3,455,000	3,536,193
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	2,475,000	2,335,905
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	1,900,000	1,776,500

		$25,143,644

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telephone Services – 0.3%
Cogent Communications Group, Inc., 8.375%, 2/15/18 (n)	$790,000	$825,550
Frontier Communications Corp., 6.25%, 9/15/21	620,000	623,100
Level 3 Financing, Inc., 8.625%, 7/15/20	460,000	496,225

		$1,944,875

Transportation – Services – 2.1%
Aguila American Resources Ltd., 7.875%, 1/31/18 (n)	$1,955,000	$1,891,463
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (n)	2,160,000	2,235,600
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)	712,000	704,880
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	699,000	681,525
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	2,165,000	2,002,625
Stena AB, 7%, 2/01/24 (n)	3,205,000	2,932,575
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	1,405,000	1,320,700
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/21	585,000	617,175

		$12,386,543

Utilities – Electric Power – 1.6%
AES Corp., 7.75%, 10/15/15	$42,000	$43,785
AES Corp., 7.375%, 7/01/21	1,190,000	1,344,700
Calpine Corp., 5.375%, 1/15/23	1,065,000	1,075,650
Covanta Holding Corp., 7.25%, 12/01/20	1,570,000	1,668,125
Covanta Holding Corp., 6.375%, 10/01/22	400,000	424,000
NRG Energy, Inc., 6.625%, 3/15/23	2,385,000	2,480,400
NRG Energy, Inc., 8.25%, 9/01/20	1,645,000	1,756,038
NRG Energy, Inc., 6.25%, 7/15/22	910,000	930,475

		$9,723,173

Total Bonds (Identified Cost, $562,864,465)		$545,714,798

FLOATING RATE LOANS (g)(r) – 4.8%
AEROSPACE – 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20	$1,668,917	$1,635,538

BUILDING – 0.4%
ABC Supply Co., Inc., Term Loan, 3.5%, 4/16/20	$1,252,084	$1,211,001
HD Supply, Inc., Term Loan B, 6/28/18	1,114,343	1,102,271

		$2,313,272

BUSINESS SERVICES – 0.1%
Fleetcor Technologies, Inc., Term Loan B, 9/24/21 (o)	$538,375	$538,375

CABLE TV – 0.2%
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/19	$1,088,553	$1,070,637

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
CONGLOMERATES – 0.5%
Entegris, Inc., Term Loan B, 3.5%, 4/30/21	$1,704,504	$1,664,022
Silver II U.S. Holdings LLC, Term Loan, 4%, 12/13/19	1,291,876	1,195,254

		$2,859,276

CONSUMER SERVICES – 0.2%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$1,350,521	$1,324,635

CONTAINERS – 0.1%
Berry Plastics Group, Inc., Term Loan E, 3.75%, 1/06/21	$944,700	$919,115

ELECTRONICS – 0.3%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21	$1,603,490	$1,594,804

ENERGY – INDEPENDENT – 0.2%
MEG Energy Corp., Term Loan, 3.75%, 3/31/20	$1,099,729	$1,049,141

ENTERTAINMENT – 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$959,456	$955,858

FOOD & BEVERAGES – 0.1%
H.J. Heinz Co., Term Loan B2, 3.5%, 6/05/20	$573,458	$569,054

GAMING & LODGING – 0.3%
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/25/20	$1,786,243	$1,761,682

MEDICAL & HEALTH TECHNOLOGY & SERVICES – 0.3%
Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21	$340,230	$339,096
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/21 (o)	1,578,973	1,558,953

		$1,898,049

METALS & MINING – 0.2%
FMG Resources Ltd., Term Loan B, 3.75%, 6/30/19	$1,098,589	$998,343

PRINTING & PUBLISHING – 0.2%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/21	$1,319,425	$1,285,120

RETAILERS – 0.3%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/21	$428,335	$427,799
Dollar Tree, Inc., Bridge Term Loan, 8/08/15 (o)	1,435,000	1,435,000

		$1,862,799

TELEPHONE SERVICES – 0.3%
Level 3 Financing, Inc., Term Loan B, 4.5%, 1/31/22	$1,601,566	$1,602,067

TRANSPORTATION – SERVICES – 0.3%
Commercial Barge Line Co., First Lien Term Loan, 7.5%, 9/15/19	$1,954,024	$1,944,254

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
UTILITIES – ELECTRIC POWER – 0.4%
Calpine Construction Finance Co., Term Loan B1, 3%, 5/03/20	$2,314,311	$2,230,417

Total Floating Rate Loans (Identified Cost, $29,018,833)		$28,412,436

COMMON STOCKS – 0.5%
Automotive – 0.0%
Accuride Corp. (a)	42,065	$182,562

Special Products & Services – 0.5%
iShares iBoxx High Yield Corp. Bond ETF	33,700	$3,019,520

Total Common Stocks (Identified Cost, $3,608,836)		$3,202,082

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 2.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	13,904,801	$13,904,801

Total Investments (Identified Cost, $609,396,935)		$591,234,117

OTHER ASSETS, LESS LIABILITIES – 1.2%		7,126,899

NET ASSETS – 100.0%		$598,361,016

(a)	Non-income producing security.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $202,048,094, representing 33.8% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19	$165,263	$—
Schaeffler Finance B.V., 6.875%, 8/15/18	52,594	—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	—	—
Total	$217,857	$—

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 6/15/18	12/22/10	$196,770	$208,246
Arbor Realty Mortgage Securities, CDO, FRN, 2.531%, 4/21/38	12/20/05	1,136,457	1,031,267
Avaya, Inc., 10.5%, 3/01/21	12/11/14-12/15/14	327,808	342,000
CWCapital Cobalt Ltd., CDO, 6.23%, 5/25/45	3/20/06-8/16/13	2,329,901	138,926
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.53%, 4/26/50	4/12/06	1,082,068	11
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21	12/08/14	321,426	305,575
Kindred Escrow Corp. II, 8%, 1/15/20	12/11/14-12/12/14	1,050,000	1,115,625
LGE Holdco VI B.V., 7.125%, 5/15/24	7/21/11-3/15/12	1,398,736	1,258,879
Rayonier AM Products, Inc., 5.5%, 6/01/24	12/22/14	325,464	324,394
Sensata Technologies B.V., 5.625%, 11/01/24	10/07/14-10/16/14	964,098	996,000
Total Restricted Securities			$5,720,923
% of Net assets			1.0%

13

MFS High Yield Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/14

Forward Foreign Currency Exchange Contracts at 12/31/14

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Credit Suisse Group	1,208,511	1/09/15	$1,527,008	$1,462,421	$64,587
SELL	EUR	Goldman Sachs International	12,625	1/09/15	15,819	15,278	541
SELL	EUR	Royal Bank of Scotland Group PLC	155,665	1/09/15	194,997	188,371	6,626

							$71,754

Liability Derivatives
BUY	EUR	Citibank N.A.	291,098	1/09/15	$368,147	$352,258	$(15,889)
BUY	EUR	Goldman Sachs International	37,800	1/09/15	47,124	45,741	(1,383)
BUY	EUR	UBS AG	982,423	1/09/15	1,243,050	1,188,832	(54,218)

							$(71,490)

Futures Contracts Outstanding at 12/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	56	$7,100,625	March - 2015	$(37,821)

At December 31, 2014, the fund had cash collateral of $67,200 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities

See Notes to Financial Statements

14

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $595,492,134)	$577,329,316
Underlying affiliated funds, at cost and value	13,904,801
Total investments, at value (identified cost, $609,396,935)	$591,234,117
Cash	646,404
Restricted cash	67,200
Receivables for
Forward foreign currency exchange contracts	71,754
Fund shares sold	72,388
Interest	9,943,733
Receivable from investment adviser	26,042
Other assets	5,165
Total assets		$602,066,803
Liabilities
Payables for
Forward foreign currency exchange contracts	$71,490
Daily variation margin on open futures contracts	12,250
Investments purchased	2,699,801
Fund shares reacquired	801,622
Payable to affiliates
Shareholder servicing costs	128
Distribution and/or service fees	1,156
Payable for independent Trustees’ compensation	25
Accrued expenses and other liabilities	119,315
Total liabilities		$3,705,787
Net assets		$598,361,016
Net assets consist of
Paid-in capital	$625,915,552
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(18,200,961)
Accumulated net realized gain (loss) on investments and foreign currency	(47,736,874)
Undistributed net investment income	38,383,299
Net assets		$598,361,016
Shares of beneficial interest outstanding		98,123,775

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$514,088,709	84,171,596	$6.11
Service Class	84,272,307	13,952,179	6.04

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$41,028,540
Dividends	107,952
Dividends from underlying affiliated funds	7,740
Total investment income		$41,144,232
Expenses
Management fee	$4,661,893
Distribution and/or service fees	237,046
Shareholder servicing costs	29,925
Administrative services fee	99,291
Independent Trustees’ compensation	15,718
Custodian fee	73,272
Shareholder communications	105,656
Audit and tax fees	74,717
Legal fees	6,793
Miscellaneous	41,781
Total expenses		$5,346,092
Fees paid indirectly	(546)
Reduction of expenses by investment adviser	(189,015)
Net expenses		$5,156,531
Net investment income		$35,987,701
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$11,045,539
Futures contracts	(211,289)
Swap agreements	330,761
Foreign currency	1,589
Net realized gain (loss) on investments and foreign currency		$11,166,600
Change in unrealized appreciation (depreciation)
Investments	$(27,129,830)
Futures contracts	(37,821)
Swap agreements	(316,333)
Translation of assets and liabilities in foreign currencies	189,047
Net unrealized gain (loss) on investments and foreign currency translation		$(27,294,937)
Net realized and unrealized gain (loss) on investments and foreign currency		$(16,128,337)
Change in net assets from operations		$19,859,364

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$35,987,701	$32,196,425
Net realized gain (loss) on investments and foreign currency	11,166,600	14,791,354
Net unrealized gain (loss) on investments and foreign currency translation	(27,294,937)	(8,037,754)
Change in net assets from operations	$19,859,364	$38,950,025
Distributions declared to shareholders
From net investment income	$(34,697,077)	$(17,013,351)
Change in net assets from fund share transactions	$(90,410,935)	$202,347,725
Total change in net assets	$(105,248,648)	$224,284,399
Net assets
At beginning of period	703,609,664	479,325,265
At end of period (including undistributed net investment income of $38,383,299 and $34,473,668, respectively)	$598,361,016	$703,609,664

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.28	$6.05	$5.64	$5.96	$5.67
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.36	$0.40	$0.41	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	0.02	0.42	(0.18)	0.42
Total from investment operations	$0.18	$0.38	$0.82	$0.23	$0.84
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.15)	$(0.41)	$(0.55)	$(0.55)
Net asset value, end of period (x)	$6.11	$6.28	$6.05	$5.64	$5.96
Total return (%) (k)(r)(s)(x)	2.81	6.42	14.91	4.13	15.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.76	0.81	0.86	0.88
Expenses after expense reductions (f)	0.74	0.75	0.79	0.81	0.83
Net investment income	5.44	5.79	6.65	6.97	7.42
Portfolio turnover	43	52	48	57	62
Net assets at end of period (000 omitted)	$514,089	$600,994	$368,899	$145,773	$122,666

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.21	$5.99	$5.59	$5.91	$5.63
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34	$0.38	$0.40	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	0.02	0.41	(0.19)	0.40
Total from investment operations	$0.17	$0.36	$0.79	$0.21	$0.81
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.14)	$(0.39)	$(0.53)	$(0.53)
Net asset value, end of period (x)	$6.04	$6.21	$5.99	$5.59	$5.91
Total return (%) (k)(r)(s)(x)	2.53	6.10	14.54	3.86	15.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.01	1.06	1.11	1.13
Expenses after expense reductions (f)	0.99	1.00	1.04	1.06	1.08
Net investment income	5.19	5.56	6.46	6.73	7.18
Portfolio turnover	43	52	48	57	62
Net assets at end of period (000 omitted)	$84,272	$102,616	$110,426	$83,400	$101,189

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type

19

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of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,202,082	$—	$—	$3,202,082
Non-U.S. Sovereign Debt	—	781,098	—	781,098
U.S. Corporate Bonds	—	440,664,637	—	440,664,637
Commercial Mortgage-Backed Securities	—	324,862	—	324,862
Asset-Backed Securities (including CDOs)	—	1,185,881	—	1,185,881
Foreign Bonds	—	102,758,320	—	102,758,320
Floating Rate Loans	—	28,412,436	—	28,412,436
Mutual Funds	13,904,801	—	—	13,904,801
Total Investments	$17,106,883	$574,127,234	$—	$591,234,117

Other Financial Instruments
Futures Contracts	$(37,821)	$—	$—	$(37,821)
Forward Foreign Currency Exchange Contracts	—	264	—	264

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/13	$244,309
Realized gain (loss)	(704,002)
Change in unrealized appreciation (depreciation)	468,661
Proceeds from tender offer	(8,968)
Balance as of 12/31/14	$—

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Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(37,821)
Foreign Exchange	Forward Foreign Currency Exchange	71,754	(71,490)
Total		$71,754	$(109,311)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(211,289)	$—	$—	$—
Foreign Exchange	—	—	65,273	—
Equity	—	—	—	(98,065)
Credit	—	330,761	—	—
Total	$(211,289)	$330,761	$65,273	$(98,065)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(37,821)	$—	$—
Foreign Exchange	—	—	191,848
Credit	—	(316,333)	—
Total	$(37,821)	$(316,333)	$191,848

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of

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the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This

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MFS High Yield Portfolio

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risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

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Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$34,697,077	$17,013,351

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$612,646,986
Gross appreciation	7,523,727
Gross depreciation	(28,936,596)
Net unrealized appreciation (depreciation)	$(21,412,869)
Undistributed ordinary income	38,419,572
Capital loss carryforwards	(44,524,644)
Other temporary differences	(36,595)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(2,561,952)
12/31/16	(30,768,220)
12/31/17	(11,194,472)
Total	$(44,524,644)

The availability of $10,086,800 of the capital loss carryforwards, which were acquired on August 16, 2013 in connection with the MFS High Income Series merger, may be limited in a given year.

The availability of $34,437,844 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$29,997,899	$14,745,171
Service Class	4,699,178	2,268,180
Total	$34,697,077	$17,013,351

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $30,321, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement expired on July 31, 2014. For the period January 1, 2014 through July 31, 2014, this reduction amounted to $15,865, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 through December 31, 2014, this reduction amounted to $141,648, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $29,172, which equated to 0.0044% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $753.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $3,000 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,181, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $278,557,509 and $369,596,111, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,991,264	$19,007,846	6,128,557	$37,619,278
Service Class	2,757,244	16,995,501	2,045,810	12,424,302
	5,748,508	$36,003,347	8,174,367	$50,043,580
Shares issued in connection with acquisition of MFS High Income Series
Initial Class			40,398,005	$250,063,649
Service Class			857,657	5,248,862
			41,255,662	$255,312,511

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MFS High Yield Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,791,997	$29,997,899	2,453,439	$14,745,171
Service Class	757,932	4,699,178	381,207	2,268,180
	5,549,929	$34,697,077	2,834,646	$17,013,351
Shares reacquired
Initial Class	(19,315,849)	$(123,140,577)	(14,297,350)	$(88,123,651)
Service Class	(6,083,157)	(37,970,782)	(5,214,014)	(31,898,066)
	(25,399,006)	$(161,111,359)	(19,511,364)	$(120,021,717)
Net change
Initial Class	(11,532,588)	$(74,134,832)	34,682,651	$214,304,447
Service Class	(2,567,981)	(16,276,103)	(1,929,340)	(11,956,722)
	(14,100,569)	$(90,410,935)	32,753,311	$202,347,725

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 18%, 7%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $2,587 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,453,869	195,154,013	(187,703,081)	13,904,801

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,740	$13,904,801

(8)	Acquisitions

At close of business on August 16, 2013, the fund with net assets of approximately $449,129,071, acquired all of the assets and liabilities of MFS High Income Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS High Income Series the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 41,255,662 shares of the fund (valued at approximately $255,312,511) for all of the assets and liabilities of MFS High Income Series. MFS High Income Series then distributed the shares of the fund that MFS High Income Series received from the fund to its shareholders. MFS High Income Series’ investments on that date were valued at approximately $253,346,986 with a cost basis of approximately $254,786,054. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS High Income Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

27

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

29

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

30

MFS High Yield Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams David Cole

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MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, and that MFS has agreed to further reduce such expense limitation for the fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

33

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

34

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

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Definitions
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Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

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Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

ANNUAL REPORT

December 31, 2014

MFS® INTERNATIONAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.4%
Danone S.A.	2.7%
Bayer AG	2.6%
Canadian National Railway Co.	2.5%
LVMH Moet Hennessy Louis Vuitton S.A.	2.5%
Compass Group PLC	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.3%
Roche Holding AG	2.3%
Accenture PLC, “A”	2.3%
UBS AG	2.2%

Equity sectors
Consumer Staples	19.1%
Financial Services	13.5%
Health Care	10.2%
Technology	9.7%
Special Products & Services	9.5%
Industrial Goods & Services	7.5%
Basic Materials	7.5%
Retailing	7.1%
Transportation	4.4%
Leisure	3.9%
Autos & Housing	3.6%
Energy	2.6%
Utilities & Communications	0.7%

Issuer country weightings (x)
United Kingdom	19.3%
France	13.7%
Switzerland	12.2%
Japan	10.4%
Germany	8.9%
United States	4.4%
Canada	3.9%
Denmark	3.3%
Taiwan	3.0%
Other Countries	20.9%

Currency exposure weightings (y)
Euro	26.6%
British Pound Sterling	19.3%
Swiss Franc	12.2%
Japanese Yen	10.4%
United States Dollar	10.1%
Hong Kong Dollar	3.5%
Danish Krone	3.3%
Taiwan Dollar	3.0%
Brazilian Real	2.5%
Other Currencies	9.1%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS International Growth Portfolio (“fund”) provided a total return of –4.98%, while Service Class shares of the fund provided a total return of –5.19%. These compare with a return of –2.29% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection in the consumer staples sector was a primary detractor from performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, an overweight position in Denmark-based brewer Carlsberg hindered relative results. Shares of Carlsberg traded lower during the second half of the reporting period due to a weakening macro-economic situation in Russia, where the company has the largest market share.

Security selection and, to a lesser extent, an underweight position in the autos & housing sector was another detractor from relative performance, led by an overweight position in Japanese auto-maker Honda Motor (Japan). The stock’s weak performance was driven by recalls of vehicles as a result of faulty airbags, a competitive environment and plant shutdowns in North America due to adverse weather conditions.

Elsewhere, holdings of Panama-based airline Copa Holdings (b) and UK-based banking group Standard Chartered (b) were among the fund’s top relative detractors. Shares of Copa Holdings weighed on relative performance after the company announced disappointing guidance on earnings for 2014 and 2015. The firm, along with many other companies that engage in business with Venezuela, ran into difficulties repatriating cash from the country after the Venezuelan President’s decision to cut off diplomatic relations with Panama. Overweight positions in British engine maker Rolls-Royce, oil and gas turnkey contractor Saipem (h) (Italy), sportswear and sports equipment manufacturer Adidas AG (h) (Germany), oil and gas company BG Group (United Kingdom), product safety testing company Intertek Group (United Kingdom) and cable solutions company Prysmian (Italy) also weakened relative results.

Contributors to Performance

Stock selection within the basic materials sector contributed to relative performance. The timing of the fund’s ownership in shares of German flavors and fragrance supplier Symrise, and avoiding weak-performing diversified natural resources company BHP Billiton (Australia), bolstered relative results. Shares of Symrise rose after the company surpassed market expectations during the period due to better margin performance and strong growth supported by the Diana Group acquisition.

Stock selection in the technology sector also benefited relative returns. Overweight positions in semiconductor manufacturer Taiwan Semiconductor (Taiwan) and data recording products provider NICE Systems (Israel) supported relative returns as both stocks outperformed the benchmark. Shares of Taiwan Semiconductor traded higher after the company reported strong sales figures driven by orders of Apple’s 20nm application processor. Healthy inventory levels also benefited the stock.

Other top relative contributors during the period included overweight positions in Canadian railway company Canadian National Railway, Indian banking firm HDFC Bank, biopharmaceutical company Shire (United Kingdom) and financial services provider Credicorp. Shares of banking firm HDFC Bank appreciated during the reporting period after the company reported robust growth in operating profit on the back of strong net interest income and contained operating expenses. Holdings of global scales and analytical instruments manufacturer Mettler Toledo (b) (Switzerland) and management consulting firm Accenture (b) (Ireland) also helped.

3

MFS International Growth Portfolio

Management Review – continued

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Kevin Dwan
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/03/96	(4.98)%	5.90%	6.45%
Service Class	8/24/01	(5.19)%	5.64%	6.19%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		(2.29)%	5.54%	5.77%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	1.01%	$1,000.00	$916.12	$4.88
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
Service Class	Actual	1.26%	$1,000.00	$915.04	$6.08
	Hypothetical (h)	1.26%	$1,000.00	$1,018.85	$6.41

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 1.2%
Rolls-Royce Holdings PLC	169,893	$2,288,640

Airlines – 1.3%
Copa Holdings S.A., “A”	24,978	$2,588,720

Alcoholic Beverages – 5.5%
AmBev S.A., ADR	187,891	$1,168,682
Carlsberg A.S., “B”	30,187	2,344,190
Diageo PLC	105,006	3,011,693
Pernod Ricard S.A.	37,371	4,143,583

		$10,668,148

Apparel Manufacturers – 5.0%
Burberry Group PLC	102,521	$2,597,742
Compagnie Financiere Richemont S.A.	17,383	1,539,740
Li & Fung Ltd.	763,200	714,517
LVMH Moet Hennessy Louis Vuitton S.A.	30,896	4,885,710

		$9,737,709

Automotive – 3.1%
Guangzhou Automobile Group Co. Ltd., “H”	1,162,000	$1,050,198
Honda Motor Co. Ltd.	116,900	3,399,417
Toyota Motor Corp.	25,400	1,583,958

		$6,033,573

Broadcasting – 1.8%
Publicis Groupe S.A.	12,720	$911,047
WPP PLC	125,026	2,593,814

		$3,504,861

Brokerage & Asset Managers – 0.3%
BM&F Bovespa S.A.	143,364	$531,237

Business Services – 9.5%
Accenture PLC, “A”	50,816	$4,538,377
Amadeus IT Holding S.A.	36,883	1,465,628
Brenntag AG	50,202	2,825,340
Capita Group PLC	124,797	2,091,495
Compass Group PLC	275,844	4,701,577
Experian Group Ltd.	66,627	1,123,846
Intertek Group PLC	48,140	1,745,020

		$18,491,283

Computer Software – 2.6%
Dassault Systems S.A.	23,271	$1,416,236
OBIC Co. Ltd.	71,600	2,297,281
SAP AG	20,234	1,430,655

		$5,144,172

Computer Software – Systems – 1.4%
NICE Systems Ltd., ADR	53,503	$2,709,927

Construction – 0.5%
Bellway PLC	32,965	$990,263

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 4.0%
L’Oreal S.A.	14,735	$2,473,816
Reckitt Benckiser Group PLC	39,503	3,186,762
Uni-Charm Corp.	89,800	2,161,003

		$7,821,581

Electrical Equipment – 4.4%
Legrand S.A.	20,891	$1,093,620
Mettler-Toledo International, Inc. (a)	9,470	2,864,296
Prysmian S.p.A.	83,514	1,520,055
Schneider Electric S.A.	42,396	3,080,572

		$8,558,543

Electronics – 4.1%
MediaTek, Inc.	91,000	$1,324,771
Samsung Electronics Co. Ltd.	1,811	2,176,916
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	204,758	4,582,484

		$8,084,171

Energy – Independent – 0.9%
INPEX Corp.	153,500	$1,703,135

Energy – Integrated – 1.7%
BG Group PLC	151,286	$2,013,728
Suncor Energy, Inc.	40,968	1,301,187

		$3,314,915

Food & Beverages – 8.2%
Chr. Hansen Holding A.S.	33,123	$1,473,803
Danone S.A.	80,916	5,323,180
M. Dias Branco S.A. Industria e Comercio de Alimentos	32,879	1,125,570
Nestle S.A.	89,774	6,580,573
Want Want China Holdings Ltd.	1,204,000	1,579,466

		$16,082,592

Food & Drug Stores – 1.2%
Dairy Farm International Holdings Ltd.	64,800	$583,200
Loblaw Cos. Ltd.	9,528	509,860
Sundrug Co. Ltd.	30,000	1,214,245

		$2,307,305

Gaming & Lodging – 0.7%
Paddy Power PLC	15,687	$1,282,874

General Merchandise – 0.7%
Dollarama, Inc.	16,880	$863,033
Lojas Renner S.A.	18,016	513,866

		$1,376,899

Insurance – 1.8%
AIA Group Ltd.	649,200	$3,574,795

Internet – 0.4%
NAVER Corp. (a)	1,299	$839,181

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 1.9%
Atlas Copco AB, “A”	17,570	$489,098
Schindler Holding AG	8,439	1,217,688
Weir Group PLC	72,156	2,065,245

		$3,772,031

Major Banks – 1.7%
HSBC Holdings PLC	186,495	$1,762,468
Standard Chartered PLC	107,463	1,612,947

		$3,375,415

Medical & Health Technology & Services – 1.0%
Fresenius Medical Care AG & Co. KGaA	27,173	$2,033,671

Medical Equipment – 2.1%
Essilor International S.A.	13,166	$1,465,595
Sonova Holding AG	17,631	2,584,583

		$4,050,178

Metals & Mining – 0.8%
Rio Tinto Ltd.	32,321	$1,516,088

Network & Telecom – 1.1%
Ericsson, Inc., “B”	184,119	$2,228,403

Other Banks & Diversified Financials – 9.7%
Aeon Credit Service Co. Ltd.	64,000	$1,251,143
Credicorp Ltd.	19,067	3,054,152
HDFC Bank Ltd.	174,993	2,624,319
Itau Unibanco Holding S.A., ADR	111,329	1,448,390
Julius Baer Group Ltd.	40,763	1,860,221
Kasikornbank PLC, NVDR	281,300	1,942,438
KBC Group N.V. (a)	34,641	1,922,593
Sberbank of Russia (a)	557,530	503,842
UBS AG (a)	252,024	4,332,217

		$18,939,315

Pharmaceuticals – 7.1%
Bayer AG	37,260	$5,094,771
Novo Nordisk A.S., “B”	60,318	2,551,126
Roche Holding AG	16,765	4,543,993
Shire PLC	22,561	1,593,966

		$13,783,856

Railroad & Shipping – 3.1%
Canadian National Railway Co.	71,164	$4,903,911
Kuehne & Nagel, Inc. AG	7,922	1,076,848

		$5,980,759

Restaurants – 1.4%
Whitbread PLC	37,719	$2,783,548

Specialty Chemicals – 6.7%
Akzo Nobel N.V.	17,079	$1,184,338
Croda International PLC	36,675	1,511,154
L’Air Liquide S.A.	15,583	1,922,764
Linde AG	18,112	3,379,513
Nippon Paint Co. Ltd.	44,000	1,277,120
Nitto Denko Corp.	19,900	1,112,878

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – continued
Symrise AG	44,194	$2,680,800

		$13,068,567

Specialty Stores – 0.2%
Inditex	14,922	$428,026

Telecommunications – Wireless – 0.8%
SoftBank Corp.	24,600	$1,464,001

Tobacco – 1.4%
Japan Tobacco, Inc.	100,400	$2,756,795

Total Common Stocks (Identified Cost, $149,548,693)		$193,815,177

MONEY MARKET FUNDS – 1.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,302,854	$2,302,854

Total Investments (Identified Cost, $151,851,547)		$196,118,031

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(1,028,849)

NET ASSETS – 100.0%		$195,089,182

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $149,548,693)	$193,815,177
Underlying affiliated funds, at cost and value	2,302,854
Total investments, at value (identified cost, $151,851,547)	$196,118,031
Cash	38,964
Receivables for
Investments sold	71,835
Fund shares sold	21
Interest and dividends	344,374
Other assets	5,563
Total assets		$196,578,788
Liabilities
Payable to custodian	$48,572
Payables for
Investments purchased	1,163,083
Fund shares reacquired	158,194
Payable to affiliates
Investment adviser	8,693
Shareholder servicing costs	41
Distribution and/or service fees	420
Payable for independent Trustees’ compensation	74
Deferred country tax expense payable	40,397
Accrued expenses and other liabilities	70,132
Total liabilities		$1,489,606
Net assets		$195,089,182
Net assets consist of
Paid-in capital	$143,390,794
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $40,397 deferred country tax)	44,209,367
Accumulated net realized gain (loss) on investments and foreign currency	4,620,688
Undistributed net investment income	2,868,333
Net assets		$195,089,182
Shares of beneficial interest outstanding		14,699,508

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$164,724,368	12,396,681	$13.29
Service Class	30,364,814	2,302,827	13.19

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$5,500,733
Interest	96,949
Dividends from underlying affiliated funds	1,251
Foreign taxes withheld	(484,088)
Total investment income		$5,114,845
Expenses
Management fee	$1,876,070
Distribution and/or service fees	78,798
Shareholder servicing costs	8,981
Administrative services fee	38,573
Independent Trustees’ compensation	8,906
Custodian fee	102,476
Shareholder communications	10,357
Audit and tax fees	62,015
Legal fees	1,833
Miscellaneous	12,868
Total expenses		$2,200,877
Fees paid indirectly	(10)
Reduction of expenses by investment adviser	(9,905)
Net expenses		$2,190,962
Net investment income		$2,923,883
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $5,323 country tax)	$7,447,175
Foreign currency	(38,613)
Net realized gain (loss) on investments and foreign currency		$7,408,562
Change in unrealized appreciation (depreciation)
Investments (net of $39,616 increase in deferred country tax)	$(20,382,761)
Translation of assets and liabilities in foreign currencies	(21,280)
Net unrealized gain (loss) on investments and foreign currency translation		$(20,404,041)
Net realized and unrealized gain (loss) on investments and foreign currency		$(12,995,479)
Change in net assets from operations		$(10,071,596)

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$2,923,883	$2,005,186
Net realized gain (loss) on investments and foreign currency	7,408,562	9,354,954
Net unrealized gain (loss) on investments and foreign currency translation	(20,404,041)	16,685,447
Change in net assets from operations	$(10,071,596)	$28,045,587
Distributions declared to shareholders
From net investment income	$(1,789,349)	$(2,766,125)
From net realized gain on investments	(9,240,204)	(133,342)
Total distributions declared to shareholders	$(11,029,553)	$(2,899,467)
Change in net assets from fund share transactions	$(3,440,851)	$(10,242,055)
Total change in net assets	$(24,542,000)	$14,904,065
Net assets
At beginning of period	219,631,182	204,727,117
At end of period (including undistributed net investment income of $2,868,333 and $1,784,098, respectively)	$195,089,182	$219,631,182

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.77	$13.13	$11.08	$13.85	$12.13
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.14	$0.15	$0.15	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.90)	1.70	2.02	(1.60)	1.68
Total from investment operations	$(0.69)	$1.84	$2.17	$(1.45)	$1.83
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.19)	$(0.12)	$(0.15)	$(0.11)
From net realized gain on investments	(0.66)	(0.01)	—	(1.17)	—
Total distributions declared to shareholders	$(0.79)	$(0.20)	$(0.12)	$(1.32)	$(0.11)
Net asset value, end of period (x)	$13.29	$14.77	$13.13	$11.08	$13.85
Total return (%) (k)(r)(s)(x)	(4.98)	14.09	19.71	(10.89)	15.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.04	1.06	1.09
Expenses after expense reductions (f)	1.01	1.03	1.04	N/A	N/A
Net investment income	1.44	0.98	1.23	1.16	1.21
Portfolio turnover	22	26	49	52	66
Net assets at end of period (000 omitted)	$164,724	$186,566	$175,946	$188,066	$221,456

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.66	$13.04	$11.00	$13.76	$12.06
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.10	$0.12	$0.11	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.88)	1.68	2.01	(1.58)	1.67
Total from investment operations	$(0.71)	$1.78	$2.13	$(1.47)	$1.78
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.15)	$(0.09)	$(0.12)	$(0.08)
From net realized gain on investments	(0.66)	(0.01)	—	(1.17)	—
Total distributions declared to shareholders	$(0.76)	$(0.16)	$(0.09)	$(1.29)	$(0.08)
Net asset value, end of period (x)	$13.19	$14.66	$13.04	$11.00	$13.76
Total return (%) (k)(r)(s)(x)	(5.19)	13.76	19.45	(11.11)	14.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.28	1.29	1.31	1.34
Expenses after expense reductions (f)	1.26	1.28	1.29	N/A	N/A
Net investment income	1.19	0.72	0.98	0.89	0.94
Portfolio turnover	22	26	49	52	66
Net assets at end of period (000 omitted)	$30,365	$33,065	$28,781	$28,910	$31,348

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$3,206,913	$34,466,995	$—	$37,673,908
France	—	26,716,123	—	26,716,123
Switzerland	4,332,217	19,403,646	—	23,735,863
Japan	—	20,220,976	—	20,220,976
Germany	16,014,095	1,430,655	—	17,444,750
Canada	7,577,991	—	—	7,577,991
United States	7,402,673	—	—	7,402,673
Denmark	2,551,126	3,817,993	—	6,369,119
Taiwan	4,582,484	1,324,771	—	5,907,255
Other Countries	16,580,824	24,185,695	—	40,766,519
Mutual Funds	2,302,854	—	—	2,302,854
Total Investments	$64,551,177	$131,566,854	$—	$196,118,031

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $110,377,844 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $3,265,643 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$2,702,095	$2,766,125
Long-term capital gains	8,327,458	133,342
Total distributions	$11,029,553	$2,899,467

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$154,188,760
Gross appreciation	48,931,610
Gross depreciation	(7,002,339)
Net unrealized appreciation (depreciation)	$41,929,271
Undistributed ordinary income	3,852,973
Undistributed long-term capital gain	5,981,497
Other temporary differences	(65,353)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$1,588,243	$2,421,918	$7,863,786	$113,721
Service Class	201,106	344,207	1,376,418	19,621
Total	$1,789,349	$2,766,125	$9,240,204	$133,342

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $9,537, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 1.35% of average daily net assets for the Initial Class shares and 1.60% of average daily net assets for the Service Class shares. This written agreement terminated on April 30, 2014. For the period ended January 1, 2014 through April 30, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $8,789, which equated to 0.0042% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $192.

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $980 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $368, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $45,860,155 and $58,733,417, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	624,699	$8,840,275	828,432	$11,471,846
Service Class	390,985	5,447,027	383,339	5,304,278
	1,015,684	$14,287,302	1,211,771	$16,776,124
Shares issued to shareholders in reinvestment of distributions
Initial Class	665,636	$9,452,029	184,142	$2,535,639
Service Class	111,802	1,577,524	26,596	363,828
	777,438	$11,029,553	210,738	$2,899,467
Shares reacquired
Initial Class	(1,527,528)	$(22,235,720)	(1,774,326)	$(24,921,995)
Service Class	(455,584)	(6,521,986)	(360,982)	(4,995,651)
	(1,983,112)	$(28,757,706)	(2,135,308)	$(29,917,646)
Net change
Initial Class	(237,193)	$(3,943,416)	(761,752)	$(10,914,510)
Service Class	47,203	502,565	48,953	672,455
	(189,990)	$(3,440,851)	(712,799)	$(10,242,055)

18

MFS International Growth Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio, were the owners of record of approximately 32%, 14%, and 8%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $800 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	101	34,819,753	(32,517,000)	2,302,854

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,251	$2,302,854

19

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

20

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS International Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Kevin Dwan

23

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including assigning an additional portfolio manager for the Fund in 2012. In addition, the Trustees requested that they receive a separate update on the

24

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher then the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

25

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $9,161,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $4,773,139. The fund intends to pass through foreign tax credits of $379,377 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2014

MFS® INTERNATIONAL VALUE PORTFOLIO

MFS® Variable Insurance Trust II

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings
Nestle S.A.	3.7%
Danone S.A.	3.6%
Reckitt Benckiser Group PLC	3.0%
Kao Corp.	3.0%
Compass Group PLC	2.9%
KDDI Corp.	2.9%
Novartis AG	2.5%
Henkel KGaA, IPS	2.3%
GlaxoSmithKline PLC	2.3%
Brambles Ltd.	2.2%

Equity sectors
Consumer Staples	26.1%
Financial Services	19.6%
Health Care	10.7%
Technology	9.5%
Special Products & Services	9.2%
Basic Materials	6.3%
Utilities & Communications	4.6%
Industrial Goods & Services	4.4%
Autos & Housing	2.0%
Transportation	1.7%
Leisure	1.7%
Energy	1.5%
Retailing	0.6%

Issuer country weightings (i)(x)
Japan	22.5%
United Kingdom	20.8%
Switzerland	13.2%
Germany	11.8%
France	7.9%
United States	7.7%
Netherlands	3.0%
Australia	2.9%
Sweden	2.0%
Other Countries	8.2%

Currency exposure weightings (i)(y)
Euro	25.3%
British Pound Sterling	20.8%
Japanese Yen	20.4%
Swiss Franc	13.2%
United States Dollar	9.2%
Australian Dollar	2.9%
Swedish Krona	2.0%
Canadian Dollar	1.7%
Taiwan Dollar	1.6%
Other Currencies	2.9%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS International Value Portfolio (“fund”) provided a total return of 1.34%, while Service Class shares of the fund provided a total return of 1.13%. These compare with a return of –4.92% over the same period for the fund’s benchmark, the MSCI EAFE Value Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Contributors to Performance

Strong stock selection in the basic materials sector contributed to performance relative to the MSCI EAFE Value Index. The fund’s holdings of life science and technology material company Sigma-Aldrich (b) (United States) and fragrance and flavor products manufacturers, Givaudan (b) (Switzerland) and Symrise (b) (Germany), bolstered relative performance. Shares of Givaudan rose as the company posted earnings results that beat consensus forecasts based on solid organic revenue growth and lower raw material input costs associated with lower commodity prices.

The combination of strong stock selection and an overweight position in the consumer staples sector also supported relative returns, led by the fund’s holdings of consumer and chemical products manufacturer Kao (b) (Japan) and household products manufacturer Reckitt Benckiser Group (b) (United Kingdom). Shares of Reckitt Benckiser Group outpaced the benchmark over the reporting period, despite having traded lower in December 2014 after the company completed a spin-off of its specialty pharmaceutical business Indivior.

Positive stock selection in the financial services sector further strengthened relative performance. The fund’s overweight position in real estate company Deutsche Wohnen (Germany), and holdings of financial services holding company Fairfax Financial Holdings (b) (Canada), were notable contributors as both stocks turned in strong performance over the period.

Elsewhere, the fund’s position in semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) boosted relative results. Shares of Taiwan Semiconductor Manufacturing rose over the reporting period due to strong orders of Apple’s 20nm application processors and healthy inventory levels. Holdings of catering company Compass Group (b) (United Kingdom) and distribution and outsourcing service provider Bunzl (b) (United Kingdom) were also among the fund’s top relative contributors.

Detractors from Performance

An underweight position and, to a lesser extent, weak stock selection in the utilities & communications sector detracted from relative performance. Not owning shares of telecommunication services company Orange (France) and electricity and gas distributor National Grid (United Kingdom) hurt relative returns as both stocks outperformed the benchmark during the reporting period. Shares of Orange rose on higher-than-expected earnings results which were attributable to good progress on indirect cost savings and strong performance in its French mobile business segment.

Weak stock selection in the leisure sector also hurt relative results. Here, the fund’s holdings of television network operator Fuji Television Network (b) (Japan), and an overweight position in international media and education company Pearson (h) (United Kingdom), weighed on relative performance. Shares of Fuji Television Network declined on below-consensus earnings due to weak non-broadcasting sales from movie and DVD titles produced in-house. Additionally, the company lowered its full-year operating profit guidance on lower expected broadcasting revenues, higher program production expenses and a more severe non-broadcasting earnings outlook.

3

MFS International Value Portfolio

Management Review – continued

Elsewhere, not owning shares of strong-performing pharmaceutical company AstraZeneca (United Kingdom), automotive manufacturer Toyota Motor (Japan) and generic drug manufacturer Teva Pharmaceutical Industries (Israel) held back relative returns. Shares of Toyota Motor rose on robust performance during the period due to improved cost controls, favorable exchange rates and better product mix. Additionally, investors appeared to have reacted favorably to Toyota’s announcement of a consolidation of operations aimed at improving efficiencies in development and maximizing the use of common parts. The fund’s holdings of retail company Esprit Holdings (b) (Hong Kong) and oil and gas equipment company Cairn Energy (b) (United Kingdom), and an overweight position in pharmaceutical firm GlaxoSmithKline (United Kingdom), were other notable relative detractors during the reporting period.

Respectfully,

Pablo De La Mata	Benjamin Stone	Barnaby Weiner
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Contract Owners: Effective September 30, 2014, Pablo De La Mata is also a Portfolio Manager of the Fund. Effective December 31, 2014, Barnaby Wiener is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/02/95	1.34%	10.11%	8.33%
Service Class	8/24/01	1.13%	9.84%	8.06%

Comparative benchmark
MSCI EAFE Value Index (f)		(4.92)%	5.00%	4.48%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.94%	$1,000.00	$958.60	$4.64
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
Service Class	Actual	1.19%	$1,000.00	$957.63	$5.87
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.6%
Aerospace – 1.5%
Cobham PLC	3,582,223	$17,962,715

Alcoholic Beverages – 3.3%
Heineken N.V.	281,123	$19,970,776
Pernod Ricard S.A.	179,115	19,859,726

		$39,830,502

Automotive – 0.8%
USS Co. Ltd.	657,400	$10,116,719

Broadcasting – 0.9%
Fuji Television Network, Inc.	438,600	$5,394,922
Nippon Television Holdings, Inc.	368,400	5,420,679

		$10,815,601

Brokerage & Asset Managers – 1.8%
Computershare Ltd.	847,505	$8,105,312
Daiwa Securities Group, Inc.	784,000	6,105,489
IG Group Holdings PLC	694,033	7,735,711

		$21,946,512

Business Services – 9.2%
Accenture PLC, “A”	73,740	$6,585,719
Amadeus IT Holding S.A.	411,035	16,333,386
Brenntag AG	195,409	10,997,508
Bunzl PLC	887,462	24,192,091
Compass Group PLC	2,078,083	35,419,535
Nomura Research, Inc.	562,200	17,262,878

		$110,791,117

Chemicals – 1.6%
Givaudan S.A.	10,701	$19,133,995

Computer Software – 1.3%
Dassault Systems S.A.	118,662	$7,221,581
OBIC Co. Ltd.	280,000	8,983,782

		$16,205,363

Construction – 1.2%
Geberit AG	42,193	$14,338,587

Consumer Products – 9.1%
Colgate-Palmolive Co.	324,249	$22,434,788
Kao Corp.	901,400	35,559,852
Kobayashi Pharmaceutical Co. Ltd.	144,100	8,408,406
KOSE Corp.	164,000	6,414,979
Reckitt Benckiser Group PLC	450,401	36,334,478

		$109,152,503

Containers – 2.2%
Brambles Ltd.	3,077,734	$26,505,049

Electrical Equipment – 1.5%
Legrand S.A.	230,256	$12,053,643
Spectris PLC	196,491	6,406,659

		$18,460,302

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 6.1%
Analog Devices, Inc.	278,463	$15,460,266
ASM International N.V.	90,600	3,814,797
Halma PLC	976,390	10,408,992
Hirose Electric Co. Ltd.	87,500	10,186,422
Infineon Technologies AG	739,010	7,922,960
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	834,380	18,673,424
Texas Instruments, Inc.	129,996	6,950,236

		$73,417,097

Energy – Independent – 0.7%
Cairn Energy PLC (a)	1,149,722	$3,156,045
INPEX Corp.	470,000	5,214,811

		$8,370,856

Energy – Integrated – 0.8%
Royal Dutch Shell PLC, “A”	276,561	$9,167,028

Food & Beverages – 8.1%
Danone S.A.	665,559	$43,784,791
ITO EN Ltd.	122,600	2,208,841
Nestle S.A.	609,366	44,667,467
Toyo Suisan Kaisha Ltd.	192,000	6,199,524

		$96,860,623

Insurance – 7.1%
Amlin PLC	525,237	$3,885,415
Catlin Group Ltd.	535,565	5,569,099
Euler Hermes Group	37,347	3,864,791
Fairfax Financial Holdings Ltd.	38,304	20,071,191
Hiscox Ltd.	629,818	7,072,680
ING Groep N.V. (a)	947,364	12,266,102
Jardine Lloyd Thompson Group PLC	371,195	5,149,244
Sony Financial Holdings, Inc.	540,200	7,965,788
Zurich Insurance Group AG	63,039	19,740,210

		$85,584,520

Leisure & Toys – 0.6%
Sankyo Co. Ltd.	99,100	$3,415,405
Yamaha Corp.	241,500	3,587,058

		$7,002,463

Machinery & Tools – 1.4%
Glory Ltd.	173,600	$4,639,493
Neopost S.A.	141,736	8,044,597
Schindler Holding AG	25,130	3,626,080

		$16,310,170

Major Banks – 2.5%
Bank of Ireland (a)	13,506,439	$5,115,506
HSBC Holdings PLC	1,590,854	15,034,338
Sumitomo Mitsui Financial Group, Inc.	279,700	10,106,261

		$30,256,105

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 1.1%
Nihon Kohden Corp.	135,500	$6,669,218
Terumo Corp.	265,900	6,055,790

		$12,725,008

Network & Telecom – 2.0%
Ericsson, Inc., “B”	2,023,801	$24,494,183

Other Banks & Diversified Financials – 3.6%
Chiba Bank Ltd.	591,000	$3,878,903
DnB NOR A.S.A.	896,622	13,220,126
Hachijuni Bank Ltd.	580,000	3,733,407
Joyo Bank Ltd.	835,000	4,143,610
Julius Baer Group Ltd.	117,957	5,382,973
Jyske Bank A.S. (a)	57,955	2,921,401
North Pacific Bank Ltd.	869,300	3,364,183
Sydbank A.S. (a)	110,382	3,386,077
UniCredit S.p.A.	573,360	3,654,315

		$43,684,995

Pharmaceuticals – 9.7%
Bayer AG	188,163	$25,728,594
GlaxoSmithKline PLC	1,286,181	27,517,908
Indivior PLC (a)	417,432	972,011
Novartis AG	332,511	30,580,200
Roche Holding AG	80,113	21,713,865
Santen Pharmaceutical Co. Ltd.	184,200	9,857,627

		$116,370,205

Printing & Publishing – 0.2%
United Business Media Ltd.	301,371	$2,249,296

Real Estate – 4.5%
Deutsche Annington Immobilien SE	335,608	$11,417,572
Deutsche Wohnen AG	785,956	18,674,500
GAGFAH S.A. (a)	473,820	10,606,901
LEG Immobilien AG	110,424	8,283,016
TAG Immobilien AG	473,920	5,516,752

		$54,498,741

Specialty Chemicals – 2.5%
Sigma-Aldrich Corp.	114,707	$15,745,830
Symrise AG	237,954	14,434,246

		$30,180,076

Specialty Stores – 0.6%
Esprit Holdings Ltd.	5,814,958	$6,958,768

Telecommunications – Wireless – 3.9%
KDDI Corp.	561,900	$35,158,210
Vodafone Group PLC	3,452,083	11,828,434

		$46,986,644

Telephone Services – 0.7%
TDC A.S.	1,084,906	$8,267,687

Tobacco – 3.3%
British American Tobacco PLC	379,728	$20,632,092
Japan Tobacco, Inc.	713,400	19,588,597

		$40,220,689

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Trucking – 1.8%
Yamato Holdings Co. Ltd.		1,070,800	$21,084,496

Total Common Stocks (Identified Cost, $953,198,476)			$1,149,948,615

PREFERRED STOCKS – 2.3%
Henkel KGaA (Identified Cost, $18,369,961)		254,332	$27,519,406

Issuer/Expiration Date/Strike Price	Par Amount of Contracts

PUT OPTIONS PURCHASED – 0.1%
JPY Currency – July 2015 @ $116.5 (Premium Paid, $282,654)	JPY	3,439,078,196	$1,344,680

CALL OPTIONS PURCHASED – 0.0%
EUR Currency – September 2015 @ JPY 152.25 (Premium Paid, $256,307)	EUR	21,036,926	$418,656

Issuer	Shares/Par
MONEY MARKET FUNDS – 2.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)		25,223,593	$25,223,593

Total Investments (Identified Cost, $997,330,991)			$1,204,454,950

OTHER ASSETS, LESS LIABILITIES – (0.1)%			(1,355,140)

NET ASSETS – 100.0%			$1,203,099,810

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

See Notes to Financial Statements

8

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $972,107,398)	$1,179,231,357
Underlying affiliated funds, at cost and value	25,223,593
Total investments, at value (identified cost, $997,330,991)	$1,204,454,950
Foreign currency, at value (identified cost, $1,438)	1,439
Receivables for
Investments sold	469,998
Fund shares sold	641,694
Interest and dividends	2,318,974
Other assets	10,583
Total assets		$1,207,897,638
Liabilities
Payable for fund shares reacquired	$4,590,116
Payable to affiliates
Investment adviser	52,212
Shareholder servicing costs	273
Distribution and/or service fees	13,653
Accrued expenses and other liabilities	141,574
Total liabilities		$4,797,828
Net assets		$1,203,099,810
Net assets consist of
Paid-in capital	$966,919,125
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	207,007,834
Accumulated net realized gain (loss) on investments and foreign currency	4,747,312
Undistributed net investment income	24,425,539
Net assets		$1,203,099,810
Shares of beneficial interest outstanding		55,983,663

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$218,258,117	10,042,806	$21.73
Service Class	984,841,693	45,940,857	21.44

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$42,635,481
Interest	315,984
Dividends from underlying affiliated funds	37,979
Foreign taxes withheld	(2,433,494)
Total investment income		$40,555,950
Expenses
Management fee	$10,386,433
Distribution and/or service fees	2,374,830
Shareholder servicing costs	56,018
Administrative services fee	168,419
Independent Trustees’ compensation	24,426
Custodian fee	280,429
Shareholder communications	77,219
Audit and tax fees	62,123
Legal fees	10,392
Miscellaneous	30,773
Total expenses		$13,471,062
Fees paid indirectly	(12)
Reduction of expenses by investment adviser	(56,548)
Net expenses		$13,414,502
Net investment income		$27,141,448
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$8,620,328
Foreign currency	(183,204)
Net realized gain (loss) on investments and foreign currency		$8,437,124
Change in unrealized appreciation (depreciation)
Investments	$(25,248,781)
Translation of assets and liabilities in foreign currencies	(154,991)
Net unrealized gain (loss) on investments and foreign currency translation		$(25,403,772)
Net realized and unrealized gain (loss) on investments and foreign currency		$(16,966,648)
Change in net assets from operations		$10,174,800

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$27,141,448	$15,956,053
Net realized gain (loss) on investments and foreign currency	8,437,124	21,744,568
Net unrealized gain (loss) on investments and foreign currency translation	(25,403,772)	178,837,451
Change in net assets from operations	$10,174,800	$216,538,072
Distributions declared to shareholders
From net investment income	$(21,861,189)	$(13,075,520)
Change in net assets from fund share transactions	$114,480,515	$173,034,754
Total change in net assets	$102,794,126	$376,497,306
Net assets
At beginning of period	1,100,305,684	723,808,378
At end of period (including undistributed net investment income of $24,425,539 and $21,813,058, respectively)	$1,203,099,810	$1,100,305,684

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.86	$17.34	$15.16	$15.59	$14.51
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.40	$0.38	$0.36	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	4.42	2.05	(0.59)	1.05
Total from investment operations	$0.30	$4.82	$2.43	$(0.23)	$1.31
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.30)	$(0.25)	$(0.20)	$(0.23)
Net asset value, end of period (x)	$21.73	$21.86	$17.34	$15.16	$15.59
Total return (%) (k)(r)(s)(x)	1.34	27.98	16.16	(1.52)	9.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	0.98	1.01	1.06
Expenses after expense reductions (f)	0.94	0.96	0.98	N/A	N/A
Net investment income	2.58	2.00	2.33	2.28	1.79
Portfolio turnover	22	11	16	16	28
Net assets at end of period (000 omitted)	$218,258	$223,444	$182,382	$60,532	$68,356

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.58	$17.14	$14.99	$15.43	$14.38
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.33	$0.38	$0.31	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	4.38	2.00	(0.58)	1.05
Total from investment operations	$0.25	$4.71	$2.38	$(0.27)	$1.25
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.27)	$(0.23)	$(0.17)	$(0.20)
Net asset value, end of period (x)	$21.44	$21.58	$17.14	$14.99	$15.43
Total return (%) (k)(r)(s)(x)	1.13	27.63	15.93	(1.78)	8.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.21	1.23	1.26	1.31
Expenses after expense reductions (f)	1.19	1.21	1.23	N/A	N/A
Net investment income	2.25	1.68	2.35	1.98	1.43
Portfolio turnover	22	11	16	16	28
Net assets at end of period (000 omitted)	$984,842	$876,862	$541,427	$381,569	$325,202

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

13

MFS International Value Portfolio

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$—	$270,725,349	$—	$270,725,349
United Kingdom	8,044,691	242,649,080	—	250,693,771
Switzerland	—	159,183,377	—	159,183,377
Germany	114,503,996	26,597,460	—	141,101,456
France	—	94,829,130	—	94,829,130
United States	67,176,840	—	—	67,176,840
Netherlands	—	36,051,675	—	36,051,675
Australia	—	34,610,361	—	34,610,361
Sweden	24,494,183	—	—	24,494,183
Other Countries	50,818,888	47,782,991	—	98,601,879
Purchased Currency Options	—	1,763,336	—	1,763,336
Mutual Funds	25,223,593	—	—	25,223,593
Total Investments	$290,262,191	$914,192,759	$—	$1,204,454,950

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $832,322,116 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

14

MFS International Value Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund were purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$1,763,336

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$(1,022,972)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$(615,224)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this

15

MFS International Value Portfolio

Notes to Financial Statements – continued

risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$21,861,189	$13,075,520

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$1,006,330,756
Gross appreciation	223,939,221
Gross depreciation	(25,815,027)
Net unrealized appreciation (depreciation)	$198,124,194
Undistributed ordinary income	25,039,666
Undistributed long-term capital gain	13,188,063
Other temporary differences	(171,238)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$4,343,693	$3,069,631
Service Class	17,517,496	10,005,889
Total	$21,861,189	$13,075,520

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $54,530, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $54,953, which equated to 0.0047% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $1,065.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $5,244 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $2,018, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $378,327,770 and $246,822,662, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,261,658	$27,635,403	1,633,979	$32,222,129
Service Class	14,401,961	313,063,075	13,094,627	257,293,254
	15,663,619	$340,698,478	14,728,606	$289,515,383
Shares issued to shareholders in reinvestment of distributions
Initial Class	193,443	$4,315,705	153,175	$3,069,631
Service Class	795,527	17,517,496	505,093	10,005,889
	988,970	$21,833,201	658,268	$13,075,520
Shares reacquired
Initial Class	(1,635,061)	$(36,108,710)	(2,079,399)	$(40,729,245)
Service Class	(9,887,509)	(211,942,454)	(4,549,729)	(88,826,904)
	(11,522,570)	$(248,051,164)	(6,629,128)	$(129,556,149)
Net change
Initial Class	(179,960)	$(4,157,602)	(292,245)	$(5,437,485)
Service Class	5,309,979	118,638,117	9,049,991	178,472,239
	5,130,019	$114,480,515	8,757,746	$173,034,754

18

MFS International Value Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 5%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $4,272 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	40,151,730	230,628,960	(245,557,097)	25,223,593

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$37,979	$25,223,593

19

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS International Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Pablo De La Mata Benjamin Stone Barnaby Weiner

23

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

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MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $32,002,105. The fund intends to pass through foreign tax credits of $1,939,353 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2014

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

MFS® Variable Insurance Trust II

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.2%
Accenture PLC, “A”	4.1%
Visa, Inc., “A”	4.0%
Colgate-Palmolive Co.	3.5%
Danaher Corp.	3.3%
United Technologies Corp.	3.1%
Oracle Corp.	2.9%
CVS Health Corp.	2.8%
Schlumberger Ltd.	2.8%
EMC Corp.	2.5%

Equity sectors
Industrial Goods & Services	14.2%
Health Care	14.0%
Technology	13.6%
Consumer Staples	12.3%
Retailing	9.8%
Financial Services	9.2%
Leisure	9.2%
Special Products & Services	7.6%
Energy	3.2%
Basic Materials	3.2%
Autos & Housing	2.1%
Transportation	0.6%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (“fund”) provided a total return of 11.51%, while Service Class shares of the fund provided a total return of 11.23%. These compare with a return of 13.05% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection in the technology sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. An underweight position in computer and personal electronics maker Apple and not holding software giant Microsoft and social networking service provider Facebook dampened relative results as all three stocks outpaced the benchmark during the reporting period. An overweight position in poor-performing internet giant Google further weighed on relative returns. Shares of Google fell as the company missed analysts’ estimates for both revenue and income for four consecutive quarters. The company continued to face headwinds from a maturing internet search market, challenges with monetizing mobile search and regulatory anti-trust rulings in the European Union.

Stock selection and an underweight position in the transportation sector also had a negative impact on relative performance. Not holding railroad and freight transportation services provider Union Pacific hindered relative results. Shares of Union Pacific benefited from positive earnings primarily due to increased volume, a beneficial pricing environment and share repurchases.

Stock selection within the health care sector also hurt relative returns. However, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

Other individual stocks that held back relative performance included an overweight position in global media company Discovery Communications, investment management firm Franklin Resources and oil field services company Schlumberger. Holdings of French international food producer Danone (b) and French luxury goods company LVMH Moet Hennessy Louis Vuitton (b) also dampened relative performance as both stocks outperformed the benchmark during the reporting period. Shares of Danone fell due to weak sales in the Eurozone and the United States, two of the company’s key dairy markets, and poor results in its Baby Food segment. Additionally, investors appeared to have been concerned about the negative impact on sales that resulted from the Fonterra product recall in mainland China.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

The combination of an underweight position and stock selection in the energy sector benefited relative returns. There were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Strong stock selection within the industrial goods & services sector further supported relative performance, led by the fund’s holdings of sensors and controls manufacturer Sensata Technologies Holding (b). Shares of Sensata Technologies Holding appreciated after the company reported results showing positive earnings trends, particularly in the European auto segment.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

Elsewhere, not holding shares of internet retailer Amazon.com and telecommunications company Verizon Communications strengthened relative performance. Overweight positions in drugstore retailer CVS Health, animal health products manufacturer Zoetis, paint and coating company Sherwin-Williams and data storage systems provider EMC also aided relative results. Shares of EMC benefited from revenues that came in ahead of consensus and the company’s announcement of an acceleration in its buyback program for the rest of 2014. Holdings of media firm Time Warner (b) and semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and an underweight position in poor-performing diversified technology products and services company International Business Machines (IBM) (h) further supported relative returns.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	11.51%	14.22%	7.93%
Service Class	8/24/01	11.23%	13.93%	7.66%

Comparative benchmark
Russell 1000 Growth Index (f)		13.05%	15.81%	8.49%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.80%	$1,000.00	$1,064.68	$4.16
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,063.41	$5.46
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 4.0%
Precision Castparts Corp.	22,690	$5,465,566
United Technologies Corp.	161,370	18,557,550

		$24,023,116

Alcoholic Beverages – 2.1%
AmBev S.A., ADR	652,289	$4,057,238
Pernod Ricard S.A.	77,109	8,549,611

		$12,606,849

Apparel Manufacturers – 5.2%
Burberry Group PLC	162,408	$4,115,197
LVMH Moet Hennessy Louis Vuitton S.A.	76,861	12,154,343
NIKE, Inc., “B”	73,812	7,097,024
VF Corp.	98,187	7,354,206

		$30,720,770

Automotive – 0.9%
Johnson Controls, Inc.	108,455	$5,242,715

Broadcasting – 8.4%
Discovery Communications, Inc., “A” (a)	210,971	$7,267,951
Omnicom Group, Inc.	29,578	2,291,408
Time Warner, Inc.	160,005	13,667,627
Twenty-First Century Fox, Inc.	366,041	14,057,805
Viacom, Inc., “B”	31,376	2,361,044
Walt Disney Co.	106,854	10,064,578

		$49,710,413

Brokerage & Asset Managers – 4.0%
Charles Schwab Corp.	97,392	$2,940,264
CME Group, Inc.	95,180	8,437,707
Franklin Resources, Inc.	219,243	12,139,485

		$23,517,456

Business Services – 7.6%
Accenture PLC, “A”	272,843	$24,367,608
Cognizant Technology Solutions Corp., “A” (a)	135,237	7,121,580
Equifax, Inc.	96,093	7,771,041
Fidelity National Information Services, Inc.	97,069	6,037,692

		$45,297,921

Chemicals – 1.6%
Monsanto Co.	79,744	$9,527,016

Computer Software – 2.9%
Oracle Corp.	388,050	$17,450,609

Computer Software – Systems – 3.3%
Apple, Inc.	47,906	$5,287,864
EMC Corp.	489,936	14,570,697

		$19,858,561

Construction – 1.2%
Sherwin-Williams Co.	27,773	$7,305,410

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.4%
Church & Dwight Co., Inc.	49,895	$3,932,225
Colgate-Palmolive Co.	300,579	20,797,061
L’Oreal S.A.	28,024	4,704,868
Procter & Gamble Co.	94,007	8,563,098

		$37,997,252

Electrical Equipment – 9.2%
Amphenol Corp., “A”	86,763	$4,668,717
Danaher Corp.	230,483	19,754,698
Mettler-Toledo International, Inc. (a)	35,608	10,769,996
Sensata Technologies Holding B.V. (a)	150,414	7,883,198
W.W. Grainger, Inc.	45,143	11,506,499

		$54,583,108

Electronics – 2.4%
Microchip Technology, Inc.	152,299	$6,870,208
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	326,762	7,312,934

		$14,183,142

Energy – Independent – 0.4%
Occidental Petroleum Corp.	30,061	$2,423,217

Food & Beverages – 3.8%
Danone S.A.	146,992	$9,670,088
Mead Johnson Nutrition Co., “A”	95,201	9,571,509
PepsiCo, Inc.	32,024	3,028,189

		$22,269,786

Food & Drug Stores – 2.8%
CVS Health Corp.	174,784	$16,833,447

Internet – 4.9%
eBay, Inc. (a)	75,120	$4,215,734
Google, Inc., “A” (a)	46,759	24,813,131

		$29,028,865

Machinery & Tools – 1.0%
Colfax Corp. (a)	114,430	$5,901,155

Medical & Health Technology & Services – 2.8%
Express Scripts Holding Co. (a)	163,521	$13,845,323
Patterson Cos., Inc.	59,972	2,884,653

		$16,729,976

Medical Equipment – 7.9%
Abbott Laboratories	195,667	$8,808,928
DENTSPLY International, Inc.	242,330	12,908,919
St. Jude Medical, Inc.	47,398	3,082,292
Thermo Fisher Scientific, Inc.	113,411	14,209,264
Waters Corp. (a)	70,281	7,922,074

		$46,931,477

Oil Services – 2.8%
Schlumberger Ltd.	193,756	$16,548,700

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 5.3%
MasterCard, Inc., “A”	89,138	$7,680,130
Visa, Inc., “A”	90,455	23,717,301

		$31,397,431

Pharmaceuticals – 3.3%
Allergan, Inc.	16,815	$3,574,701
Johnson & Johnson	39,740	4,155,612
Zoetis, Inc.	268,952	11,573,005

		$19,303,318

Restaurants – 0.8%
McDonald’s Corp.	53,327	$4,996,740

Specialty Chemicals – 1.6%
Praxair, Inc.	72,395	$9,379,496

Specialty Stores – 1.8%
AutoZone, Inc. (a)	14,616	$9,048,912
Hermes International	3,788	1,351,266

		$10,400,178

Trucking – 0.6%
Expeditors International of Washington, Inc.	79,229	$3,534,406

Total Common Stocks (Identified Cost, $423,326,707)		$587,702,530

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 1.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	5,748,391	$5,748,391

Total Investments (Identified Cost, $429,075,098)		$593,450,921

OTHER ASSETS, LESS LIABILITIES – 0.0%		110,130

NET ASSETS – 100.0%		$593,561,051

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $423,326,707)	$587,702,530
Underlying affiliated funds, at cost and value	5,748,391
Total investments, at value (identified cost, $429,075,098)	$593,450,921
Receivables for
Fund shares sold	17,617
Interest and dividends	969,918
Other assets	4,862
Total assets		$594,443,318
Liabilities
Payable to custodian	$170,965
Payables for
Investments purchased	93,754
Fund shares reacquired	517,717
Payable to affiliates
Investment adviser	21,536
Shareholder servicing costs	72
Distribution and/or service fees	704
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	77,517
Total liabilities		$882,267
Net assets		$593,561,051
Net assets consist of
Paid-in capital	$379,038,227
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	164,382,337
Accumulated net realized gain (loss) on investments and foreign currency	45,490,120
Undistributed net investment income	4,650,367
Net assets		$593,561,051
Shares of beneficial interest outstanding		33,733,905

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$542,830,173	30,831,698	$17.61
Service Class	50,730,878	2,902,207	17.48

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$9,801,225
Interest	48,206
Dividends from underlying affiliated funds	2,621
Foreign taxes withheld	(368,808)
Total investment income		$9,483,244
Expenses
Management fee	$4,431,877
Distribution and/or service fees	126,946
Shareholder servicing costs	15,265
Administrative services fee	89,824
Independent Trustees’ compensation	15,495
Custodian fee	68,788
Shareholder communications	30,192
Audit and tax fees	58,361
Legal fees	5,080
Miscellaneous	21,362
Total expenses		$4,863,190
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(28,177)
Net expenses		$4,835,012
Net investment income		$4,648,232
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$66,419,716
Foreign currency	4,712
Net realized gain (loss) on investments and foreign currency		$66,424,428
Change in unrealized appreciation (depreciation)
Investments	$(7,509,508)
Translation of assets and liabilities in foreign currencies	(9,224)
Net unrealized gain (loss) on investments and foreign currency translation		$(7,518,732)
Net realized and unrealized gain (loss) on investments and foreign currency		$58,905,696
Change in net assets from operations		$63,553,928

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$4,648,232	$3,056,279
Net realized gain (loss) on investments and foreign currency	66,424,428	66,910,941
Net unrealized gain (loss) on investments and foreign currency translation	(7,518,732)	83,829,857
Change in net assets from operations	$63,553,928	$153,797,077
Distributions declared to shareholders
From net investment income	$(3,051,249)	$(3,950,113)
From net realized gain on investments	(48,654,855)	—
Total distributions declared to shareholders	$(51,706,104)	$(3,950,113)
Change in net assets from fund share transactions	$(36,052,511)	$(73,294,055)
Total change in net assets	$(24,204,687)	$76,552,909
Net assets
At beginning of period	617,765,738	541,212,829
At end of period (including undistributed net investment income of $4,650,367 and $3,048,672, respectively)	$593,561,051	$617,765,738

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.31	$13.37	$11.45	$11.43	$10.13
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.08	$0.09	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	3.97	1.88	0.03	1.27
Total from investment operations	$1.91	$4.05	$1.97	$0.09	$1.33
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.05)	$(0.07)	$(0.03)
From net realized gain on investments	(1.51)	—	—	—	—
Total distributions declared to shareholders	$(1.61)	$(0.11)	$(0.05)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$17.61	$17.31	$13.37	$11.45	$11.43
Total return (%) (k)(r)(s)(x)	11.51	30.39	17.25	0.80	13.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.80	0.80	0.83	0.86
Expenses after expense reductions (f)	0.80	0.80	0.80	0.82	0.82
Net investment income	0.81	0.55	0.74	0.47	0.55
Portfolio turnover	23	26	30	24	45
Net assets at end of period (000 omitted)	$542,830	$561,066	$490,630	$485,484	$429,925

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.19	$13.27	$11.37	$11.34	$10.06
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.05	$0.06	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.75	3.94	1.86	0.03	1.26
Total from investment operations	$1.85	$3.99	$1.92	$0.06	$1.29
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)	$(0.02)	$(0.03)	$(0.01)
From net realized gain on investments	(1.51)	—	—	—	—
Total distributions declared to shareholders	$(1.56)	$(0.07)	$(0.02)	$(0.03)	$(0.01)
Net asset value, end of period (x)	$17.48	$17.19	$13.27	$11.37	$11.34
Total return (%) (k)(r)(s)(x)	11.23	30.13	16.85	0.57	12.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.05	1.08	1.11
Expenses after expense reductions (f)	1.05	1.05	1.05	1.07	1.07
Net investment income	0.55	0.30	0.48	0.22	0.30
Portfolio turnover	23	26	30	24	45
Net assets at end of period (000 omitted)	$50,731	$56,699	$50,583	$53,620	$69,714

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$535,786,985	$—	$—	$535,786,985
France	1,351,266	35,078,910	—	36,430,176
Taiwan	7,312,934	—	—	7,312,934
United Kingdom	—	4,115,197	—	4,115,197
Brazil	4,057,238	—	—	4,057,238
Mutual Funds	5,748,391	—	—	5,748,391
Total Investments	$554,256,814	$39,194,107	$—	$593,450,921

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $30,374,042 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$3,051,249	$3,950,113
Long-term capital gains	48,654,855	—
Total distributions	$51,706,104	$3,950,113

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$429,287,826
Gross appreciation	166,108,370
Gross depreciation	(1,945,275)
Net unrealized appreciation (depreciation)	$164,163,095
Undistributed ordinary income	4,650,367
Undistributed long-term capital gain	54,304,764
Capital loss carryforwards	(8,601,916)
Other temporary differences	6,514

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(8,601,916)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$2,911,001	$3,715,623	$44,499,260	$—
Service Class	140,248	234,490	4,155,595	—
Total	$3,051,249	$3,950,113	$48,654,855	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $27,150, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $15,117, which equated to 0.0026% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $148.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $2,741 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,027, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $137,680,150 and $223,958,801, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	137,774	$2,413,075	238,166	$3,647,730
Service Class	102,013	1,781,081	254,141	4,038,206
	239,787	$4,194,156	492,307	$7,685,936
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,835,542	$47,410,261	241,118	$3,715,623
Service Class	258,474	4,295,843	15,306	234,490
	3,094,016	$51,706,104	256,424	$3,950,113
Shares reacquired
Initial Class	(4,551,831)	$(79,010,040)	(4,777,215)	$(73,125,831)
Service Class	(755,852)	(12,942,731)	(782,451)	(11,804,273)
	(5,307,683)	$(91,952,771)	(5,559,666)	$(84,930,104)
Net change
Initial Class	(1,578,515)	$(29,186,704)	(4,297,931)	$(65,762,478)
Service Class	(395,365)	(6,865,807)	(513,004)	(7,531,577)
	(1,973,880)	$(36,052,511)	(4,810,935)	$(73,294,055)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and

18

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $2,197 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	139	106,672,932	(100,924,680)	5,748,391

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,621	$5,748,391

19

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

23

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

25

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $53,521,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2014

MFS® MONEY

MARKET PORTFOLIO

MFS® Variable Insurance Trust II

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	21.7%
A-1	78.9%
Not Rated	0.0%
Other Assets Less Liabilities	(0.6)%

Maturity breakdown (u)
0 - 7 days	15.7%
8 - 29 days	50.1%
30 - 59 days	18.1%
60 - 89 days	8.7%
90 - 365 days	8.0%
Other Assets Less Liabilities	(0.6)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.00%	0.00%
Service Class	8/24/01	0.00%	0.00%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2014, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

MFS Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.10%	$1,000.00	$1,000.00	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.70	$0.51
Service Class	Actual	0.10%	$1,000.00	$1,000.00	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.70	$0.51

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

4

MFS Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

CERTIFICATES OF DEPOSIT – 27.3%
Major Banks – 18.9%
Bank of Montreal/Chicago Branch, 0.12%, due 1/02/15	$1,210,000	$1,210,000
Bank of Montreal/Chicago Branch, 0.11%, due 1/05/15	12,845,000	12,845,000
Bank of Nova Scotia/Houston Branch, 0.17%, due 1/05/15	10,770,000	10,770,000
Canadian Imperial Bank of Commerce/New York Branch, 0.1%, due 1/20/15	17,398,000	17,398,000
Chase Bank USA N.A., 0.25%, due 7/30/15	12,480,000	12,480,000
Royal Bank of Canada/New York Branch, 0.16%, due 3/16/15	3,500,000	3,500,000
Toronto Dominion Bank/New York Branch, 0.145%, due 1/15/15	690,000	690,000
Toronto Dominion Bank/New York Branch, 0.105%, due 1/20/15	16,725,000	16,725,000
Wells Fargo & Co., 0.23%, due 6/03/15	3,500,000	3,500,000

		$79,118,000

Other Banks & Diversified Financials – 8.4%
Branch Banking & Trust Co., 0.11%, due 2/02/15	$13,470,000	$13,470,000
Branch Banking & Trust Co., 0.11%, due 2/04/15	3,800,000	3,800,000
Mizuho Corporate Bank (USA)/New York Branch, 0.22%, due 1/21/15	18,000,000	18,000,000

		$35,270,000

Total Certificates of Deposit, at Cost and Value		$114,388,000

COMMERCIAL PAPER (y) – 38.0%
Automotive – 8.1%
American Honda Finance Corp., 0.08%, due 1/07/15	$5,000,000	$4,999,933
American Honda Finance Corp., 0.11%, due 1/08/15	11,150,000	11,149,761
American Honda Finance Corp., 0.11%, due 1/12/15	250,000	249,992
Toyota Motor Credit Corp., 0.11%, due 1/13/15	17,782,000	17,781,348

		$34,181,034

Consumer Products – 1.2%
Procter & Gamble Co., 0.08%, due 1/28/15 (t)	$4,819,000	$4,818,711

Electronics – 1.9%
Emerson Electric Co., 0.14%, due 1/16/15 (t)	$4,000,000	$3,999,767
Emerson Electric Co., 0.1%, due 2/06/15 (t)	4,000,000	3,999,600

		$7,999,367

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – continued
Financial Institutions – 4.1%
General Electric Capital Corp., 0.09%, due 1/20/15	$11,230,000	$11,229,467
General Electric Capital Corp., 0.15%, due 3/20/15	6,024,000	6,022,042

		$17,251,509

Food & Beverages – 10.2%
Anheuser-Busch InBev Worldwide, Inc., 0.11%, due 1/22/15 (t)	$7,224,000	$7,223,536
Anheuser-Busch InBev Worldwide, Inc., 0.11%, due 1/27/15 (t)	10,730,000	10,729,148
Coca-Cola Co., 0.09%, due 1/26/15 (t)	1,840,000	1,839,885
Coca-Cola Co., 0.18%, due 3/24/15 (t)	15,500,000	15,493,645
Nestle Capital Corp., 0.1%, due 1/20/15 (t)	7,000,000	6,999,631
Pepsico, Inc., 0.1%, due 1/21/15 (t)	500,000	499,972

		$42,785,817

Major Banks – 8.3%
ANZ National (International) Ltd., 0.16%, due 3/02/15 (t)	$10,000,000	$9,997,333
Royal Bank of Canada, 0.06%, due 1/07/15	4,400,000	4,399,956
Royal Bank of Canada, 0.06%, due 1/23/15	6,923,000	6,922,746
Wells Fargo & Co., 0.13%, due 2/02/15	3,300,000	3,299,619
Wells Fargo & Co., 0.22%, due 2/17/15	10,000,000	9,997,128

		$34,616,782

Oils – 0.2%
Exxon Mobil Corp., 0.07%, due 1/09/15	$990,000	$989,985

Pharmaceuticals – 4.0%
Johnson & Johnson, 0.07%, due 1/09/15 (t)	$16,950,000	$16,949,736

Total Commercial Paper, at Amortized Cost and Value		$159,592,941

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 34.0%
Fannie Mae, 0.085%, due 1/20/15	$2,550,000	$2,549,886
Fannie Mae, 0.085%, due 1/28/15	6,000,000	5,999,617
Fannie Mae, 0.09%, due 2/02/15	2,300,000	2,299,816
Fannie Mae, 0.08%, due 2/04/15	1,200,000	1,199,909
Federal Home Loan Bank, 0.05%, due 1/02/15	4,001,000	4,000,994
Federal Home Loan Bank, 0.053%, due 1/07/15	6,055,000	6,054,947
Federal Home Loan Bank, 0.05%, due 1/09/15	24,305,000	24,304,730
Federal Home Loan Bank, 0.066%, due 1/14/15	1,659,000	1,658,960
Federal Home Loan Bank, 0.09%, due 1/14/15	3,400,000	3,399,889
Federal Home Loan Bank, 0.08%, due 1/16/15	3,300,000	3,299,890
Federal Home Loan Bank, 0.075%, due 1/21/15	1,208,000	1,207,950

5

MFS Money Market Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
Federal Home Loan Bank, 0.065%, due 1/23/15	$4,185,000	$4,184,834
Federal Home Loan Bank, 0.065%, due 1/28/15	14,286,000	14,285,304
Federal Home Loan Bank, 0.075%, due 1/28/15	990,000	989,944
Federal Home Loan Bank, 0.065%, due 1/30/15	4,100,000	4,099,785
Federal Home Loan Bank, 0.09%, due 2/27/15	15,000,000	14,997,862
Federal Home Loan Bank, 0.06%, due 3/04/15	1,327,000	1,326,863
U.S. Treasury Bill, 0.025%, due 1/08/15	5,000,000	4,999,976
U.S. Treasury Bill, 0.02%, due 1/29/15	1,000,000	999,985
U.S. Treasury Bill, 0.021%, due 2/05/15	2,990,000	2,989,939
U.S. Treasury Bill, 0.03%, due 2/12/15	15,000,000	14,999,475
U.S. Treasury Bill, 0.02%, due 2/26/15	5,000,000	4,999,844
U.S. Treasury Bill, 0.053%, due 5/07/15	17,705,000	17,701,747

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$142,552,146

Issuer	Shares/Par	Value ($)

FLOATING RATE DEMAND NOTES – 1.3%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.01%, due 1/02/15	$3,300,000	$3,300,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.01%, due 1/02/15	1,125,000	1,125,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.01%, due 1/02/15	1,020,000	1,020,000

Total Floating Rate Demand Notes, at Cost and Value		$5,445,000

Total Investments, at Amortized Cost and Value		$421,978,087

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(2,409,579)

NET ASSETS – 100.0%		$419,568,508

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

6

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments, at amortized cost and value	$421,978,087
Cash	862
Receivables for
Fund shares sold	69,757
Interest	31,212
Receivable from investment adviser and distributor	673
Other assets	3,855
Total assets		$422,084,446
Liabilities
Payables for
Investments purchased	$999,985
Fund shares reacquired	1,461,747
Payable for shareholder servicing costs	60
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	54,135
Total liabilities		$2,515,938
Net assets		$419,568,508
Net assets consist of
Paid-in capital	$419,790,870
Accumulated net realized gain (loss) on investments	(222,362)
Net assets		$419,568,508
Shares of beneficial interest outstanding		419,791,965

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$214,018,842	214,143,958	$1.00
Service Class	205,549,666	205,648,007	1.00

See Notes to Financial Statements

7

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Interest income		$441,572
Expenses
Management fee	$2,282,840
Distribution and/or service fees	577,241
Shareholder servicing costs	14,072
Administrative services fee	71,836
Independent Trustees’ compensation	9,485
Custodian fee	35,673
Shareholder communications	21,333
Audit and tax fees	36,652
Legal fees	3,782
Miscellaneous	17,959
Total expenses		$3,070,873
Fees paid indirectly	(131)
Reduction of expenses by investment adviser and distributor	(2,629,170)
Net expenses		$441,572
Net investment income		$0
Net realized gain (loss) on investments		$347
Change in net assets from operations		$347

See Notes to Financial Statements

8

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	347	736
Change in net assets from operations	$347	$736
Change in net assets from fund share transactions	$(56,068,675)	$(56,771,401)
Total change in net assets	$(56,068,328)	$(56,770,665)
Net assets
At beginning of period	475,636,836	532,407,501
At end of period	$419,568,508	$475,636,836

See Notes to Financial Statements

9

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014		2013		2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00		$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Net asset value, end of period (m)	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (k)(m)(r)	0.00		0.00		0.00	0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55		0.55		0.55	0.58		0.59
Expenses after expense reductions (f)	0.10		0.12		0.16	0.15		0.27
Net investment income	0.00		0.00		0.00	0.00		0.00
Net assets at end of period (000 omitted)	$214,019		$228,673		$242,646	$188,106		$172,365

Service Class	Years ended 12/31
	2014		2013		2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00		$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Net asset value, end of period (m)	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (k)(m)(r)	0.00		0.00		0.00	0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80		0.80		0.80	0.83		0.84
Expenses after expense reductions (f)	0.10		0.12		0.15	0.16		0.27
Net investment income	0.00		0.00		0.00	0.00		0.00
Net assets at end of period (000 omitted)	$205,550		$246,964		$289,762	$131,924		$168,459

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(m)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

10

MFS Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to its money market fund regulations. At this time, management is evaluating the potential implications of the changes.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short term securities	$—	$421,978,087	$—	$421,978,087

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of

11

MFS Money Market Portfolio

Notes to Financial Statements – continued

default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2014, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended December 31, 2014 and December 31, 2013.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$421,978,087
Capital loss carryforwards	(222,362)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(29,437)
12/31/16	(192,925)
Total	$(222,362)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

12

MFS Money Market Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.50%
Average daily net assets in excess of $500 million	0.45%

During the year ended December 31, 2014, MFS voluntarily waived receipt of $2,030,231 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2014, this voluntary waiver had the effect of reducing the management fee by 0.44% of average daily net assets on an annualized basis. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $20,898, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2014, MFD voluntarily waived receipt of $577,241 of the fund’s distribution and/or service fee in order to avoid a negative yield. For the year ended December 31, 2014, this voluntary waiver had the effect of reducing the distribution and/or service fee by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2014 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $13,815, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $257.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to

13

MFS Money Market Portfolio

Notes to Financial Statements – continued

November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $2,178 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $800, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	63,587,502	$63,587,502	69,206,829	$69,206,829
Service Class	75,670,502	75,670,502	81,127,636	81,127,636
	139,258,004	$139,258,004	150,334,465	$150,334,465
Shares reacquired
Initial Class	(78,241,619)	$(78,241,619)	(83,180,040)	$(83,180,040)
Service Class	(117,085,060)	(117,085,060)	(123,925,826)	(123,925,826)
	(195,326,679)	$(195,326,679)	(207,105,866)	$(207,105,866)
Net change
Initial Class	(14,654,117)	$(14,654,117)	(13,973,211)	$(13,973,211)
Service Class	(41,414,558)	(41,414,558)	(42,798,190)	(42,798,190)
	(56,068,675)	$(56,068,675)	(56,771,401)	$(56,771,401)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,716 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

14

MFS Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

15

MFS Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

16

MFS Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

17

MFS Money Market Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Edward O’Dette

18

MFS Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative

19

MFS Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

20

MFS Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

21

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

22

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

23

ANNUAL REPORT

December 31, 2014

MFS® RESEARCH INTERNATIONAL PORTFOLIO

MFS® Variable Insurance Trust II

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.3%
Novartis AG	3.1%
Royal Dutch Shell PLC, “A”	3.0%
Nestle S.A.	2.7%
HSBC Holdings PLC	2.3%
Bayer AG	2.2%
Rio Tinto Ltd.	2.0%
DENSO Corp.	2.0%
KDDI Corp.	1.9%
Schneider Electric S.A.	1.8%

Global equity sectors
Financial Services	25.3%
Capital Goods	22.3%
Health Care	11.1%
Energy	9.5%
Consumer Staples	9.2%
Consumer Cyclicals	8.1%
Technology	7.9%
Telecommunications/Cable Television	5.2%

Issuer country weightings (x)
United Kingdom	18.3%
Japan	17.9%
Switzerland	14.4%
France	10.4%
Germany	8.0%
United States	5.0%
Netherlands	4.3%
Hong Kong	4.0%
Australia	3.5%
Other Countries	14.2%

Currency exposure weightings (y)
Euro	26.0%
British Pound Sterling	18.3%
Japanese Yen	17.9%
Swiss Franc	14.4%
United States Dollar	5.0%
Hong Kong Dollar	4.5%
Australian Dollar	3.5%
Swedish Krona	2.9%
Taiwan Dollar	2.5%
Other Currencies	5.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Research International Portfolio (“fund”) provided a total return of –6.88%, while Service Class shares of the fund provided a total return of –7.16%. These compare with a return of –4.48% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection within the capital goods sector detracted from performance relative to the MSCI EAFE Index, led by the fund’s overweight position in engineering and construction company JGC Corp. (Japan). Concerns about possible cancellations of LNG plant construction projects, a major source of revenue for the company, appeared to have weighed heavily on the stock as energy companies announced reductions in capital expenditures in the face of sharply declining oil prices. Overweight positions in automotive manufacturer Honda Motor (Japan), mining company Iluka Resources (Australia) and the fund’s holdings of steel producer Gerdau (b) (Brazil) also detracted from relative performance.

Elsewhere, overweight positions in banking and financial services firm Sumitomo Mitsui Financial (Japan), financial services company Erste Group Bank (Austria), casino and resort operator Sands China (Hong Kong) and real estate company Mitsubishi Estate (h) (Japan) were among the fund’s top relative detractors. Holdings of Russian commercial banking firm Sberbank (b), and the timing of the fund’s ownership in shares of weak-performing pharmaceutical and diagnostic company Roche Holding (Switzerland) also held back relative returns. Shares of Roche Holding declined after two disappointing trial results for the company’s breast cancer drug Kadcyla and Alzheimer’s drug Gantenerumab.

Contributors to Performance

Stock selection within the technology sector was a positive factor for relative performance. Most notably, the fund’s position in semiconductor manufacturer Taiwan Semiconductor (b) (Taiwan) strengthened relative performance as the stock rose on strong orders of Apple’s 20nm application processor and healthy inventory levels.

Stock selection in the telecommunications/cable television sector also contributed to relative returns. Within this sector, an overweight position in major mobile phone carrier KDDI Corp. (Japan) lifted relative results. The company released positive results due, in part, to strong fundamentals and continued robust profit growth. Additionally, the stock benefited from what appeared to have been waning concerns related to competitive and regulatory pressures.

Elsewhere, overweight positions in pharmaceutical companies Novartis (Switzerland) and Santen Pharmaceutical (Japan), hotel and restaurant operator Whitbread (United Kingdom) and financial services firm DBS Group (Singapore) strengthened relative returns. Holdings of banking and financial services firms HDFC Bank (b) (India), Kasikornbank (b) (Thailand) and automotive safety parts manufacturer Autoliv (b) (Sweden) were also among the fund’s top relative contributors. The fund’s avoidance of poor-performing Australian mining company BHP Billiton further benefited relative performance as lower oil and iron-ore prices drove the stock’s decline during the reporting period.

3

MFS Research International Portfolio

Management Review – continued

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(6.88)%	4.96%	4.90%
Service Class	8/24/01	(7.16)%	4.70%	4.63%

Comparative benchmark
MSCI EAFE Index (f)		(4.48)%	5.81%	4.91%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.99%	$1,000.00	$904.23	$4.75
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.24%	$1,000.00	$902.88	$5.95
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Alcoholic Beverages – 1.3%
Pernod Ricard S.A.	39,084	$4,333,515

Apparel Manufacturers – 1.4%
Global Brands Group Holding Ltd. (a)	4,160,000	$813,135
Li & Fung Ltd.	646,000	604,793
LVMH Moet Hennessy Louis Vuitton S.A.	20,990	3,319,234

		$4,737,162

Automotive – 4.5%
Autoliv, Inc.	33,463	$3,551,094
DENSO Corp.	137,900	6,426,912
Honda Motor Co. Ltd.	158,300	4,603,316

		$14,581,322

Broadcasting – 1.6%
ProSiebenSat.1 Media AG	33,650	$1,418,214
WPP PLC	176,191	3,655,293

		$5,073,507

Brokerage & Asset Managers – 0.5%
Computershare Ltd.	170,782	$1,633,313

Business Services – 3.2%
Brenntag AG	20,810	$1,171,175
Cognizant Technology Solutions Corp., “A” (a)	60,188	3,169,500
Compass Group PLC	148,253	2,526,873
Mitsubishi Corp.	99,700	1,828,485
Nomura Research, Inc.	52,800	1,621,274

		$10,317,307

Computer Software – 0.5%
Dassault Systems S.A.	28,405	$1,728,683

Conglomerates – 0.8%
Hutchison Whampoa Ltd.	241,000	$2,759,114

Consumer Products – 2.2%
L’Oreal S.A.	20,728	$3,479,964
Reckitt Benckiser Group PLC	44,325	3,575,760

		$7,055,724

Electrical Equipment – 3.8%
Legrand S.A.	20,004	$1,047,187
Schneider Electric S.A.	82,693	6,008,627
Siemens AG	47,311	5,367,064

		$12,422,878

Electronics – 3.1%
Infineon Technologies AG	194,978	$2,090,368
MediaTek, Inc.	286,000	4,163,567
Taiwan Semiconductor Manufacturing Co. Ltd.	895,804	3,952,942

		$10,206,877

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 1.6%
Cairn Energy PLC (a)	162,145	$445,096
Cenovus Energy, Inc.	38,395	792,157
Galp Energia SGPS S.A., “B”	78,787	797,083
INPEX Corp.	125,500	1,392,465
Oil Search Ltd.	121,258	783,427
Reliance Industries Ltd.	80,036	1,125,862

		$5,336,090

Energy – Integrated – 3.8%
BG Group PLC	181,314	$2,413,422
Royal Dutch Shell PLC, “A”	298,163	9,883,059

		$12,296,481

Engineering – Construction – 0.6%
JGC Corp.	95,000	$1,957,862

Food & Beverages – 4.7%
Danone S.A.	79,826	$5,251,472
M. Dias Branco S.A. Industria e Comercio de Alimentos	42,539	1,456,267
Nestle S.A.	119,317	8,746,120

		$15,453,859

Food & Drug Stores – 0.5%
Sundrug Co. Ltd.	41,800	$1,691,848

Gaming & Lodging – 0.5%
Sands China Ltd.	337,600	$1,642,019

General Merchandise – 0.3%
Lojas Renner S.A.	35,206	$1,004,172

Health Maintenance Organizations – 0.2%
OdontoPrev S.A.	205,243	$761,303

Insurance – 6.4%
AIA Group Ltd.	1,008,800	$5,554,918
Hiscox Ltd.	131,191	1,473,238
ING Groep N.V. (a)	371,157	4,805,597
Prudential PLC	128,587	2,959,064
Sony Financial Holdings, Inc.	76,900	1,133,967
Zurich Insurance Group AG	16,092	5,039,094

		$20,965,878

Machinery & Tools – 3.4%
Atlas Copco AB, “A”	188,946	$5,259,714
Joy Global, Inc.	46,973	2,185,184
Schindler Holding AG	25,226	3,639,932

		$11,084,830

Major Banks – 10.0%
BNP Paribas	76,606	$4,501,697
BOC Hong Kong Holdings Ltd.	290,500	967,193
HSBC Holdings PLC	785,293	7,421,398
Mitsubishi UFJ Financial Group, Inc.	755,300	4,139,907
Royal Bank of Scotland Group PLC (a)	653,704	3,968,326

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Standard Chartered PLC	177,412	$2,662,835
Sumitomo Mitsui Financial Group, Inc.	96,000	3,468,720
Westpac Banking Corp.	214,416	5,764,300

		$32,894,376

Medical Equipment – 0.8%
Sonova Holding AG	6,187	$906,972
Terumo Corp.	81,200	1,849,305

		$2,756,277

Metals & Mining – 2.7%
Gerdau S.A., ADR	224,858	$798,246
Iluka Resources Ltd.	309,935	1,489,911
Rio Tinto Ltd.	141,362	6,512,909

		$8,801,066

Natural Gas – Distribution – 2.8%
Centrica PLC	390,639	$1,681,295
China Resources Gas Group Ltd.	582,000	1,505,495
GDF SUEZ	139,288	3,253,113
Tokyo Gas Co. Ltd.	488,000	2,633,327

		$9,073,230

Natural Gas – Pipeline – 0.5%
APA Group	287,789	$1,750,384

Network & Telecom – 1.1%
Ericsson, Inc., “B”	284,333	$3,441,299

Oil Services – 0.3%
Technip	16,577	$991,216

Other Banks & Diversified Financials – 7.5%
Aeon Credit Service Co. Ltd.	69,700	$1,362,573
DBS Group Holdings Ltd.	239,000	3,690,742
Erste Group Bank AG	78,850	1,807,748
HDFC Bank Ltd., ADR	25,287	1,283,315
Julius Baer Group Ltd.	56,429	2,575,140
Kasikornbank PLC, NVDR	182,900	1,262,965
KBC Group N.V. (a)	71,120	3,947,197
Sberbank of Russia, ADR	134,668	541,133
UBS AG (a)	329,415	5,662,545
UniCredit S.p.A.	365,680	2,330,665

		$24,464,023

Pharmaceuticals – 10.0%
Bayer AG	51,880	$7,093,847
Indivior PLC (a)	39,188	91,251
Novartis AG	108,792	10,005,327
Roche Holding AG	39,434	10,688,210
Santen Pharmaceutical Co. Ltd.	89,800	4,805,727

		$32,684,362

Printing & Publishing – 0.9%
Reed Elsevier N.V.	118,343	$2,828,248

Real Estate – 0.9%
Deutsche Wohnen AG	66,275	$1,574,710
Intu Properties PLC, REIT	275,776	1,426,095

		$3,000,805

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 2.2%
Whitbread PLC	57,988	$4,279,339
YUM! Brands, Inc.	38,107	2,776,095

		$7,055,434

Specialty Chemicals – 5.0%
Akzo Nobel N.V.	73,738	$5,113,338
JSR Corp.	233,900	4,016,489
Linde AG	28,238	5,268,921
Symrise AG	34,685	2,103,986

		$16,502,734

Specialty Stores – 0.8%
Esprit Holdings Ltd.	725,800	$868,566
Hennes & Mauritz AB, “B”	17,374	720,705
Ryohin Keikaku Co. Ltd.	8,400	1,037,933

		$2,627,204

Telecommunications – Wireless – 3.4%
KDDI Corp.	100,700	$6,300,822
Mobile TeleSystems OJSC (a)	139,449	388,047
Philippine Long Distance Telephone Co.	14,310	929,634
Vodafone Group PLC	1,035,721	3,548,860

		$11,167,363

Telephone Services – 1.4%
BT Group PLC	243,457	$1,511,275
Hellenic Telecommunications Organization S.A. (a)	89,474	985,239
Royal KPN N.V.	451,168	1,422,434
Telefonica Brasil S.A., ADR	39,098	691,253

		$4,610,201

Tobacco – 1.0%
Japan Tobacco, Inc.	122,400	$3,360,869

Trucking – 1.5%
Yamato Holdings Co. Ltd.	245,300	$4,830,059

Utilities – Electric Power – 0.5%
Canadian Utilities Ltd.	49,380	$1,738,798

Total Common Stocks (Identified Cost, $312,954,947)		$321,621,692

PREFERRED STOCKS – 0.4%
Telephone Services – 0.4%
Telecom Italia S.p.A (Identified Cost, $1,391,448)	1,454,169	$1,215,445

MONEY MARKET FUNDS – 1.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	4,372,179	$4,372,179

Total Investments (Identified Cost, $318,718,574)		$327,209,316

OTHER ASSETS, LESS LIABILITIES – 0.1%		174,733

NET ASSETS – 100.0%		$327,384,049

8

MFS Research International Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $314,346,395)	$322,837,137
Underlying affiliated funds, at cost and value	4,372,179
Total investments, at value (identified cost, $318,718,574)	$327,209,316
Cash	9,895
Receivables for interest and dividends	609,254
Other assets	3,109
Total assets		$327,831,574
Liabilities
Payable to custodian	$33,152
Payables for
Investments purchased	16,396
Fund shares reacquired	267,589
Payable to affiliates
Investment adviser	14,572
Shareholder servicing costs	27
Distribution and/or service fees	1,031
Payable for independent Trustees’ compensation	58
Deferred country tax expense payable	18,669
Accrued expenses and other liabilities	96,031
Total liabilities		$447,525
Net assets		$327,384,049
Net assets consist of
Paid-in capital	$308,438,862
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $18,669 deferred country tax)	8,437,855
Accumulated net realized gain (loss) on investments and foreign currency	2,179,216
Undistributed net investment income	8,328,116
Net assets		$327,384,049
Shares of beneficial interest outstanding		22,543,403

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$253,000,596	17,375,565	$14.56
Service Class	74,383,453	5,167,838	14.39

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$13,323,638
Interest	114,182
Dividends from underlying affiliated funds	1,617
Foreign taxes withheld	(892,399)
Total investment income		$12,547,038
Expenses
Management fee	$3,231,566
Distribution and/or service fees	209,644
Shareholder servicing costs	6,191
Administrative services fee	58,584
Independent Trustees’ compensation	9,284
Custodian fee	170,937
Shareholder communications	17,458
Audit and tax fees	63,328
Legal fees	3,157
Miscellaneous	16,316
Total expenses		$3,786,465
Fees paid indirectly	(19)
Reduction of expenses by investment adviser	(17,031)
Net expenses		$3,769,415
Net investment income		$8,777,623
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $7,381 country tax)	$3,189,372
Foreign currency	(103,247)
Net realized gain (loss) on investments and foreign currency		$3,086,125
Change in unrealized appreciation (depreciation)
Investments (net of $18,669 increase in deferred country tax)	$(35,723,297)
Translation of assets and liabilities in foreign currencies	(51,464)
Net unrealized gain (loss) on investments and foreign currency translation		$(35,774,761)
Net realized and unrealized gain (loss) on investments and foreign currency		$(32,688,636)
Change in net assets from operations		$(23,911,013)

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$8,777,623	$5,994,382
Net realized gain (loss) on investments and foreign currency	3,086,125	24,114,662
Net unrealized gain (loss) on investments and foreign currency translation	(35,774,761)	34,532,172
Change in net assets from operations	$(23,911,013)	$64,641,216
Distributions declared to shareholders
From net investment income	$(6,321,260)	$(2,462,043)
From net realized gain on investments	(3,617,932)	—
Total distributions declared to shareholders	$(9,939,192)	$(2,462,043)
Change in net assets from fund share transactions	$(18,301,964)	$(43,194,634)
Total change in net assets	$(52,152,169)	$18,984,539
Net assets
At beginning of period	379,536,218	360,551,679
At end of period (including undistributed net investment income of $8,328,116 and $6,309,133, respectively)	$327,384,049	$379,536,218

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.09	$13.62	$11.94	$13.69	$12.54
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.25	$0.19	$0.25	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(1.46)	2.33	1.77	(1.72)	1.12
Total from investment operations	$(1.07)	$2.58	$1.96	$(1.47)	$1.32
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.11)	$(0.28)	$(0.28)	$(0.17)
From net realized gain on investments	(0.16)	—	—	—	—
Total distributions declared to shareholders	$(0.46)	$(0.11)	$(0.28)	$(0.28)	$(0.17)
Net asset value, end of period (x)	$14.56	$16.09	$13.62	$11.94	$13.69
Total return (%) (k)(r)(s)(x)	(6.88)	19.01	16.59	(10.88)	10.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.07	1.14	1.12
Expenses after expense reductions (f)	0.99	0.99	1.07	1.10	1.10
Net investment income	2.49	1.68	1.44	1.89	1.66
Portfolio turnover	27	35	46	45	60
Net assets at end of period (000 omitted)	$253,001	$286,763	$269,211	$40,134	$52,239

See Notes to Financial Statements

13

MFS Research International Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.91	$13.46	$11.80	$13.52	$12.39
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.21	$0.23	$0.22	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(1.47)	2.31	1.67	(1.70)	1.11
Total from investment operations	$(1.11)	$2.52	$1.90	$(1.48)	$1.27
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.07)	$(0.24)	$(0.24)	$(0.14)
From net realized gain on investments	(0.16)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.07)	$(0.24)	$(0.24)	$(0.14)
Net asset value, end of period (x)	$14.39	$15.91	$13.46	$11.80	$13.52
Total return (%) (k)(r)(s)(x)	(7.16)	18.77	16.29	(11.06)	10.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.34	1.39	1.37
Expenses after expense reductions (f)	1.24	1.24	1.34	1.35	1.35
Net investment income	2.30	1.45	1.87	1.64	1.31
Portfolio turnover	27	35	46	45	60
Net assets at end of period (000 omitted)	$74,383	$92,773	$91,341	$96,969	$121,479

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

15

MFS Research International Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$4,227,324	$55,808,064	$—	$60,035,388
Japan	—	58,461,860	—	58,461,860
Switzerland	5,662,545	41,600,795	—	47,263,340
France	991,216	32,923,492	—	33,914,708
Germany	22,423,207	3,665,078	—	26,088,285
Netherlands	—	14,169,617	—	14,169,617
Hong Kong	1,473,359	11,736,379	—	13,209,738
United States	11,681,873	—	—	11,681,873
Australia	1,750,384	9,670,951	—	11,421,335
Other Countries	12,877,511	33,713,482	—	46,590,993
Mutual Funds	4,372,179	—	—	4,372,179
Total Investments	$65,459,598	$261,749,718	$—	$327,209,316

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $218,588,460 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $604,793 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is

16

MFS Research International Portfolio

Notes to Financial Statements – continued

responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$6,321,260	$2,462,043
Long-term capital gains	3,617,932	—
Total distributions	$9,939,192	$2,462,043

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MFS Research International Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$320,121,109
Gross appreciation	31,525,982
Gross depreciation	(24,437,775)
Net unrealized appreciation (depreciation)	$7,088,207
Undistributed ordinary income	9,232,337
Undistributed long-term capital gain	2,703,093
Other temporary differences	(78,450)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$5,055,408	$2,027,031	$2,792,651	$—
Service Class	1,265,852	435,012	825,281	—
Total	$6,321,260	$2,462,043	$3,617,932	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $16,396, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $6,086, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $105.

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MFS Research International Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $1,697 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $635, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $96,999,981 and $122,193,365 respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	435,339	$6,745,737	417,506	$6,253,033
Service Class	527,667	7,890,126	441,949	6,588,565
	963,006	$14,635,863	859,455	$12,841,598
Shares issued to shareholders in reinvestment of distributions
Initial Class	493,589	$7,848,059	136,685	$2,027,031
Service Class	132,939	2,091,133	29,653	435,012
	626,528	$9,939,192	166,338	$2,462,043
Shares reacquired
Initial Class	(1,374,605)	$(22,106,656)	(2,502,197)	$(37,492,324)
Service Class	(1,325,345)	(20,770,363)	(1,424,891)	(21,005,951)
	(2,699,950)	$(42,877,019)	(3,927,088)	$(58,498,275)
Net change
Initial Class	(445,677)	$(7,512,860)	(1,948,006)	$(29,212,260)
Service Class	(664,739)	(10,789,104)	(953,289)	(13,982,374)
	(1,110,416)	$(18,301,964)	(2,901,295)	$(43,194,634)

19

MFS Research International Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 43%, 15%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,380 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,847,504	47,965,702	(45,441,027)	4,372,179

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,617	$4,372,179

20

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

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MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

23

MFS Research International Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

24

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

26

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,980,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $9,763,292. The fund intends to pass through foreign tax credits of $675,308 for the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2014

MFS® STRATEGIC

INCOME PORTFOLIO

MFS® Variable Insurance Trust II

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	42.2%
High Yield Corporates	33.0%
Non-U.S. Government Bonds	13.4%
Emerging Markets Bonds	3.5%
Floating Rate Loans	1.4%
Commercial Mortgage-Backed Securities	1.1%
U.S. Government Agencies	0.9%
Mortgage-Backed Securities	0.6%
Asset-Backed Securities	0.5%
Municipal Bonds	0.3%
Collateralized Debt Obligations (o)	0.0%
U.S. Treasury Securities	(9.8)%

Composition including fixed income credit quality (a)(i)
AAA	3.4%
AA	4.6%
A	17.1%
BBB	33.4%
BB	16.3%
B	16.6%
CCC	3.7%
C	0.3%
Federal Agencies	1.5%
Not Rated	(9.8)%
Non-Fixed Income	0.3%
Cash & Other	12.6%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	6.8 yrs.

Issuer country weightings (i)(x)
United States	66.0%
United Kingdom	6.3%
Italy	3.5%
France	3.1%
Japan	2.9%
Netherlands	2.6%
Canada	2.5%
Germany	1.5%
Australia	1.4%
Other Countries	10.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

MFS Strategic Income Portfolio

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

3

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Strategic Income Portfolio (“fund”) provided a total return of 3.27%, while Service Class shares of the fund provided a total return of 2.99%. These compare with a return of 2.46% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. For the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index (“Blended Index”), generated a return of 4.35%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Relative to the Blended Index, the fund’s lesser exposure to the long end (centered around maturities of 10 or more years) of the U.S. Treasury yield curve (y) detracted from performance as the yield curve flattened during the period.

The fund’s greater exposure to “BBB” and “BB” rated (r) bonds also held back relative returns as corporate spreads within these credit quality segments widened over the reporting period.

The portion of the fund’s return derived from yield, which was less than that of the Blended Index, was another factor that weakened relative results.

Contributors to Performance

The fund’s greater exposure to corporate bonds in the financial, banking, and industrial sectors aided relative performance as these market segments posted strong returns over the period.

Additionally, positive security selection, particularly within the industrial, telecommunications and banking sectors, benefited relative results.

Respectfully,

William Adams	Ward Brown	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

4

MFS Strategic Income Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	3.27%	5.96%	5.25%
Service Class	8/24/01	2.99%	5.68%	4.98%

Comparative benchmarks
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		2.46%	8.98%	7.73%
MFS Strategic Income Blended Index (f)(w)		4.35%	6.06%	6.04%
Barclays U.S. Credit Bond Index (f)		7.53%	6.25%	5.46%
Barclays U.S. Government/Mortgage Bond Index (f)		5.41%	3.69%	4.50%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		9.77%	4.61%	4.70%
Citigroup World Government Bond Non-Dollar Index (f)		(2.68)%	0.85%	2.64%
JPMorgan Emerging Markets Bond Index Global (f)		5.53%	7.27%	7.68%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2014 the MFS Strategic Income Blended Index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

6

MFS Strategic Income Portfolio

Performance Summary – continued

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.80%	$1,000.00	$987.37	$4.01
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$985.23	$5.25
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

8

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 64.3%
Asset-Backed & Securitized – 1.6%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40 (z)	$288,295	$172,069
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.898%, 9/15/39	125,805	135,306
Crest Ltd., CDO 7%, 1/28/40 (a)(p)	556,178	6,379
Falcon Franchise Loan LLC, FRN, 4.312%, 1/05/23 (i)(z)	54,397	4,335
Falcon Franchise Loan LLC, FRN, 20.252%, 1/05/25 (i)(z)	54,437	13,745
First Union National Bank Commercial Mortgage Trust, FRN, 1.735%, 1/12/43 (i)(z)	21,594	36
First Union-Lehman Brothers Bank of America, FRN, 0.623%, 11/18/35 (i)	1,103,963	18,250
HLSS Servicer Advance Receivables Trust, 2013-T1, “A2”, 1.495%, 1/16/46 (n)	150,000	149,880
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.787%, 6/15/49	293,049	303,747
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.175%, 2/18/30 (i)	55,612	1,257
Morgan Stanley Capital I Trust, “AM”, FRN, 5.683%, 4/15/49	300,000	312,197
Morgan Stanley Capital I, Inc., FRN, 1.417%, 4/28/39 (i)(z)	876,662	4,418

		$1,121,619

Automotive – 0.8%
General Motors Financial Co., Inc., 2.625%, 7/10/17	$368,000	$369,620
Hyundai Capital America, 1.875%, 8/09/16 (n)	180,000	181,291

		$550,911

Biotechnology – 0.4%
Life Technologies Corp., 6%, 3/01/20	$240,000	$274,192

Broadcasting – 0.2%
Scripps Networks Interactive, 2.75%, 11/15/19	$44,000	$44,184
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	102,000	101,487

		$145,671

Brokerage & Asset Managers – 0.5%
TD Ameritrade Holding Corp., 5.6%, 12/01/19	$285,000	$327,159

Building – 1.2%
CRH PLC, 8.125%, 7/15/18	$200,000	$239,361
Martin Marietta Materials, Inc., 1.356%, 6/30/17	300,000	303,289
Martin Marietta Materials, Inc., 4.25%, 7/02/24	215,000	220,241

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – continued
Owens Corning, Inc., 4.2%, 12/15/22	$105,000	$106,562

		$869,453

Cable TV – 1.1%
Cox Communications, Inc., 3.25%, 12/15/22 (n)	$306,000	$300,443
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	104,000	102,976
Time Warner Cable, Inc., 8.25%, 4/01/19	310,000	379,484

		$782,903

Chemicals – 0.8%
Dow Chemical Co., 8.55%, 5/15/19	$430,000	$534,596
Israel Chemicals Ltd., 4.5%, 12/02/24 (n)	8,000	8,000

		$542,596

Computer Software – 0.3%
Oracle Corp., 5.375%, 7/15/40	$169,000	$202,734

Computer Software – Systems – 0.2%
Seagate HDD Cayman, 3.75%, 11/15/18 (n)	$107,000	$109,809

Consumer Products – 0.5%
Newell Rubbermaid, Inc., 2.875%, 12/01/19	$110,000	$110,041
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	259,000	271,441

		$381,482

Consumer Services – 0.6%
Experian Finance PLC, 2.375%, 6/15/17 (n)	$400,000	$403,096

Defense Electronics – 0.7%
BAE Systems Holdings, Inc., 5.2%, 8/15/15 (n)	$381,000	$391,029
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	100,000	115,452

		$506,481

Electrical Equipment – 0.1%
Arrow Electronics, Inc., 3%, 3/01/18	$84,000	$86,137

Electronics – 0.1%
Tyco Electronics Group S.A., 3.5%, 2/03/22	$79,000	$81,582

Emerging Market Quasi-Sovereign – 1.0%
Ecopetrol S.A., 5.875%, 5/28/45	$5,000	$4,625
IIRSA Norte Finance Ltd., 8.75%, 5/30/24	190,711	225,516
Petroleos Mexicanos, 5.5%, 1/21/21	216,000	233,820
Petroleos Mexicanos, 4.875%, 1/24/22	64,000	67,034
Petroleos Mexicanos, 4.875%, 1/18/24	10,000	10,390
Petroleos Mexicanos, 6.5%, 6/02/41	80,000	91,800

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	$94,750	$98,658

		$731,843

Emerging Market Sovereign – 0.3%
Oriental Republic of Uruguay, 4.5%, 8/14/24	$11,000	$11,550
Republic of Hungary, 5.375%, 2/21/23	14,000	15,085
Republic of Philippines, 6.375%, 10/23/34	100,000	134,000
Republic of Poland, 5%, 3/23/22	37,000	41,447
Republic of Romania, 4.375%, 8/22/23 (n)	8,000	8,410
Republic of Romania, 4.875%, 1/22/24 (n)	8,000	8,720
United Mexican States, 4%, 10/02/23	4,000	4,150

		$223,362

Energy – Independent – 0.9%
Anadarko Petroleum Corp., 3.45%, 7/15/24	$390,000	$380,733
EQT Corp., 4.875%, 11/15/21	122,000	131,797
Hess Corp., 8.125%, 2/15/19	90,000	107,081

		$619,611

Energy – Integrated – 0.6%
BP Capital Markets PLC, 4.5%, 10/01/20	$75,000	$81,148
BP Capital Markets PLC, 4.742%, 3/11/21	220,000	239,472
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)	115,000	100,050

		$420,670

Financial Institutions – 1.8%
CIT Group, Inc., 3.875%, 2/19/19	$450,000	$448,875
General Electric Capital Corp., 6%, 8/07/19	80,000	93,054
General Electric Capital Corp., 5.5%, 1/08/20	205,000	234,638
General Electric Capital Corp., 3.15%, 9/07/22	187,000	190,462
General Electric Capital Corp., 3.1%, 1/09/23	125,000	126,562
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	200,000	204,863

		$1,298,454

Food & Beverages – 2.7%
Anadolu Efes Biracilik ve Malt Sanayii A.S., 3.375%, 11/01/22	$221,000	$202,768
Conagra Foods, Inc., 3.2%, 1/25/23	138,000	135,173
Kerry Group Financial Services, 3.2%, 4/09/23 (n)	320,000	313,069
Kraft Foods Group, Inc., 6.125%, 8/23/18	250,000	285,854
Mead Johnson Nutrition Co., “A”, 4.9%, 11/01/19	69,000	75,831
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	205,000	213,961
Tyson Foods, Inc., 6.6%, 4/01/16	190,000	202,579
Tyson Foods, Inc., 4.5%, 6/15/22	124,000	134,253
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	91,000	91,641

Issuer	Shares/Par		Value ($)

BONDS – continued
Food & Beverages – continued
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)		$277,000	$283,129

			$1,938,258

Food & Drug Stores – 0.5%
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21		$316,000	$318,198

Forest & Paper Products – 0.4%
Georgia-Pacific LLC, 3.734%, 7/15/23 (n)		$263,000	$268,985

Gaming & Lodging – 0.5%
Wyndham Worldwide Corp., 5.625%, 3/01/21		$320,000	$357,823

Insurance – 2.3%
American International Group, Inc., 5.85%, 1/16/18		$139,000	$155,416
American International Group, Inc., 3.375%, 8/15/20		190,000	197,372
MetLife, Inc., 1.756%, 12/15/17		51,000	51,172
Principal Financial Group, Inc., 8.875%, 5/15/19		210,000	264,223
Prudential Financial, Inc., 6.2%, 1/15/15		210,000	210,377
Unum Group, 7.125%, 9/30/16		250,000	273,166
Unum Group, 4%, 3/15/24		323,000	329,875
Voya Financial, Inc., 2.9%, 2/15/18		107,000	109,542

			$1,591,143

Insurance – Property & Casualty – 0.9%
AXIS Capital Holdings Ltd., 5.875%, 6/01/20		$90,000	$101,950
CNA Financial Corp., 5.875%, 8/15/20		260,000	296,799
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (n)		187,000	202,310

			$601,059

International Market Quasi-Sovereign – 0.9%
EDF Energies Nouvelles S.A., 6.5%, 1/26/19 (n)		$350,000	$409,661
Eksportfinans A.S.A., 5.5%, 5/25/16		240,000	250,764

			$660,425

International Market Sovereign – 12.3%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	252,000	$245,622
Federal Republic of Germany, 4.25%, 7/04/18	EUR	200,000	278,820
Federal Republic of Germany, 3.25%, 7/04/21	EUR	66,000	95,963
Federal Republic of Germany, 6.25%, 1/04/30	EUR	116,000	245,472
Federal Republic of Germany, 2.5%, 7/04/44	EUR	52,000	80,000
Government of Canada, 4.25%, 6/01/18	CAD	66,000	62,691
Government of Canada, 3.25%, 6/01/21	CAD	154,000	146,812
Government of Canada, 5.75%, 6/01/33	CAD	38,000	50,058
Government of Japan, 1.1%, 6/20/20	JPY	50,500,000	445,950

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Government of Japan, 0.8%, 6/20/23	JPY	21,000,000	$183,946
Government of Japan, 2.1%, 9/20/24	JPY	45,750,000	447,390
Government of Japan, 2.2%, 9/20/27	JPY	40,550,000	409,372
Government of Japan, 2.4%, 3/20/37	JPY	38,350,000	398,013
Government of Japan, 1.8%, 3/20/43	JPY	13,050,000	123,178
Government of New Zealand, 5%, 3/15/19	NZD	115,000	94,704
Government of New Zealand, 5.5%, 4/15/23	NZD	20,000	17,624
Government of Norway, 3.75%, 5/25/21	NOK	500,000	77,378
Kingdom of Belgium, 5.5%, 9/28/17	EUR	240,000	334,514
Kingdom of Belgium, 4.25%, 9/28/21	EUR	122,000	185,607
Kingdom of Denmark, 3%, 11/15/21	DKK	541,000	103,881
Kingdom of Spain, 5.4%, 1/31/23	EUR	168,000	265,855
Kingdom of Spain, 4.6%, 7/30/19	EUR	339,000	480,272
Kingdom of Sweden, 5%, 12/01/20	SEK	560,000	90,994
Kingdom of Sweden, 3.5%, 6/01/22	SEK	335,000	51,912
Kingdom of the Netherlands, 3.5%, 7/15/20	EUR	46,000	65,903
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	103,000	194,316
Republic of Austria, 4.65%, 1/15/18	EUR	148,000	204,419
Republic of Austria, 1.75%, 10/20/23	EUR	62,000	82,645
Republic of Finland, 3.875%, 9/15/17	EUR	82,000	109,701
Republic of France, 2.5%, 10/25/20	EUR	69,000	94,209
Republic of France, 6%, 10/25/25	EUR	130,000	239,362
Republic of France, 4.75%, 4/25/35	EUR	193,000	359,579
Republic of Ireland, 4.5%, 4/18/20	EUR	26,000	37,904
Republic of Ireland, 5.4%, 3/13/25	EUR	24,000	40,015
Republic of Italy, 5.25%, 8/01/17	EUR	535,000	723,878
Republic of Italy, 3.75%, 3/01/21	EUR	652,000	907,573
United Kingdom Treasury, 8%, 6/07/21	GBP	53,000	116,339
United Kingdom Treasury, 2.25%, 9/07/23	GBP	120,000	195,972
United Kingdom Treasury, 4.25%, 12/07/27	GBP	51,000	100,115
United Kingdom Treasury, 4.25%, 3/07/36	GBP	104,000	212,306
United Kingdom Treasury, 3.25%, 1/22/44	GBP	50,000	89,905

			$8,690,169

Machinery & Tools – 0.5%
Atlas Copco AB, 5.6%, 5/22/17 (n)		$349,000	$380,766

Major Banks – 7.6%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)		$200,000	$210,732
Bank of America Corp., 6.5%, 8/01/16		295,000	317,887
Bank of America Corp., 3.3%, 1/11/23		212,000	212,016
Bank of America Corp., 4.125%, 1/22/24		325,000	341,300
Barclays Bank PLC, 5.125%, 1/08/20		230,000	257,883
BNP Paribas, 2.7%, 8/20/18		220,000	224,843
BNP Paribas, 7.195% to 6/25/37, FRN to 6/29/49 (n)		200,000	231,750
Commonwealth Bank of Australia, 5%, 10/15/19 (n)		220,000	245,624
DBS Bank Ltd., 2.35%, 2/28/17 (n)		200,000	204,369

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Goldman Sachs Group, Inc., 5.125%, 1/15/15	$140,000	$140,180
Goldman Sachs Group, Inc., 5.75%, 1/24/22	334,000	386,367
Goldman Sachs Group, Inc., FRN, 1.25%, 10/23/19	160,000	160,744
ING Bank N.V., 5.8%, 9/25/23 (n)	322,000	357,188
JPMorgan Chase & Co., 2%, 8/15/17	55,000	55,527
JPMorgan Chase & Co., 4.625%, 5/10/21	230,000	253,137
Merrill Lynch & Co., Inc., 6.4%, 8/28/17	120,000	133,709
Morgan Stanley, 7.3%, 5/13/19	100,000	118,615
Morgan Stanley, 5.625%, 9/23/19	200,000	225,759
Morgan Stanley, 3.7%, 10/23/24	277,000	280,773
Morgan Stanley, FRN, 1.482%, 2/25/16	220,000	221,780
Royal Bank of Scotland PLC, 2.55%, 9/18/15	140,000	141,400
Royal Bank of Scotland PLC, 6%, 12/19/23	380,000	411,311
Standard Chartered PLC, 3.85%, 4/27/15 (n)	250,000	252,386

		$5,385,280

Medical & Health Technology & Services – 0.2%
McKesson Corp., 5.7%, 3/01/17	$130,000	$141,186

Metals & Mining – 1.6%
Barrick Gold Corp., 4.1%, 5/01/23	$337,000	$327,968
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	130,000	128,571
Freeport-McMoRan Copper & Gold, Inc., 3.1%, 3/15/20	200,000	194,547
Glencore Funding LLC, FRN, 1.395%, 5/27/16 (n)	280,000	281,396
Kinross Gold Corp., 5.95%, 3/15/24 (n)	217,000	203,620

		$1,136,102

Midstream – 2.6%
DCP Midstream LLC, 3.875%, 3/15/23	$167,000	$159,808
Enterprise Products Partners LP, 6.3%, 9/15/17	230,000	257,160
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	320,000	356,386
ONEOK Partners LP, 3.2%, 9/15/18	120,000	121,623
Plains All American Pipeline LP, 3.6%, 11/01/24	214,000	210,087
Spectra Energy Capital LLC, 8%, 10/01/19	230,000	278,326
Sunoco Logistics Partners LP, 4.25%, 4/01/24	109,000	110,226
Williams Cos., Inc., 3.7%, 1/15/23	74,000	66,458
Williams Cos., Inc., 4.55%, 6/24/24	295,000	274,344

		$1,834,418

Miscellaneous Revenue – Other – 0.4%
Florida Hurricane Catastrophe Fund Finance Corp. Rev, “A”, 2.107%, 7/01/18	$245,000	$246,695

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – 0.6%
Fannie Mae, 6%, 5/01/17	$8,323	$8,542
Fannie Mae, 5.5%, 3/01/20 - 9/01/34	86,883	93,759
Fannie Mae, 6.5%, 4/01/32	43,511	50,207
Freddie Mac, 4.224%, 3/25/20	241,289	265,187

		$417,695

Network & Telecom – 1.0%
Centurylink, Inc., 7.65%, 3/15/42	$223,000	$221,885
Verizon Communications, Inc., 5.15%, 9/15/23	334,000	368,814
Verizon Communications, Inc., FRN, 1.012%, 6/17/19	140,000	140,725

		$731,424

Oil Services – 0.4%
Transocean, Inc., 2.5%, 10/15/17	$86,000	$76,033
Transocean, Inc., 6%, 3/15/18	180,000	173,134

		$249,167

Oils – 0.2%
Marathon Petroleum Corp., 3.625%, 9/15/24	$140,000	$137,200

Other Banks & Diversified Financials – 4.2%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$90,000	$93,179
Banco GNB Sudameris S.A., 3.875%, 5/02/18 (n)	18,000	17,415
Bancolombia S.A., 5.125%, 9/11/22	7,000	6,939
Citigroup, Inc., 6.01%, 1/15/15	160,000	160,228
Citigroup, Inc., 8.5%, 5/22/19	229,000	285,349
Citigroup, Inc., 3.75%, 6/16/24	213,000	217,871
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	259,000	349,650
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)	445,000	431,879
Lloyds TSB Bank PLC, 5.8%, 1/13/20 (n)	210,000	242,664
Macquarie Bank Ltd., 5%, 2/22/17 (n)	190,000	202,666
Macquarie Group Ltd., 6%, 1/14/20 (n)	134,000	151,778
Rabobank Nederland N.V., 3.375%, 1/19/17	151,000	157,530
Rabobank Nederland N.V., 3.95%, 11/09/22	250,000	254,657
SunTrust Banks, Inc., 3.5%, 1/20/17	176,000	183,482
Swedbank AB, 2.125%, 9/29/17 (n)	200,000	202,320

		$2,957,607

Pharmaceuticals – 1.0%
Celgene Corp., 3.95%, 10/15/20	$290,000	$306,776
Hospira, Inc., 6.05%, 3/30/17	160,000	172,516
Perrigo Finance PLC, 3.5%, 12/15/21	254,000	256,963

		$736,255

Pollution Control – 0.3%
Republic Services, Inc., 5.25%, 11/15/21	$210,000	$237,780

Issuer	Shares/Par	Value ($)

BONDS – continued
Railroad & Shipping – 0.5%
CSX Corp., 4.1%, 3/15/44	$220,000	$217,934
Panama Canal Railway Co., 7%, 11/01/26 (n)	166,000	163,925

		$381,859

Real Estate – Apartment – 0.4%
AvalonBay Communities, Inc., REIT, 3.625%, 10/01/20	$240,000	$249,622

Real Estate – Healthcare – 0.5%
HCP, Inc., REIT, 5.375%, 2/01/21	$236,000	$263,543
Health Care REIT, Inc., 2.25%, 3/15/18	81,000	81,507

		$345,050

Real Estate – Office – 0.4%
Boston Properties LP, REIT, 3.7%, 11/15/18	$120,000	$126,532
Vornado Realty LP, REIT, 2.5%, 6/30/19	165,000	163,571

		$290,103

Real Estate – Retail – 0.3%
Kimco Realty Corp., REIT, 6.875%, 10/01/19	$58,000	$68,740
Simon Property Group LP, REIT, 3.375%, 10/01/24	160,000	162,746

		$231,486

Retailers – 1.4%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$368,000	$383,859
Gap, Inc., 5.95%, 4/12/21	306,000	348,230
Kohl’s Corp., 3.25%, 2/01/23	124,000	120,737
Target Corp., 3.5%, 7/01/24	124,000	128,733

		$981,559

Supermarkets – 0.4%
Kroger Co., 3.85%, 8/01/23	$262,000	$271,661

Supranational – 0.5%
Corporacion Andina de Fomento, 4.375%, 6/15/22	$340,000	$365,451

Telecommunications – Wireless – 1.3%
American Tower Corp., REIT, 4.625%, 4/01/15	$120,000	$121,076
American Tower Corp., REIT, 4.7%, 3/15/22	208,000	218,086
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	261,000	299,796
SBA Tower Trust, 2.898%, 10/15/19 (n)	255,000	255,672

		$894,630

Tobacco – 0.8%
Altria Group, Inc., 9.25%, 8/06/19	$76,000	$97,678
Altria Group, Inc., 4%, 1/31/24	103,000	107,386
Lorillard Tobacco Co., 8.125%, 6/23/19	173,000	209,733
Lorillard Tobacco Co., 6.875%, 5/01/20	120,000	141,345

		$556,142

12

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Transportation – Services – 0.5%
ERAC USA Finance Co., 6.375%, 10/15/17 (n)	$290,000	$325,635

U.S. Government Agencies and Equivalents – 0.9%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	$70,000	$71,892
Small Business Administration, 6.35%, 4/01/21	13,740	14,894
Small Business Administration, 4.34%, 3/01/24	132,410	139,024
Small Business Administration, 4.77%, 4/01/24	61,379	65,122
Small Business Administration, 4.99%, 9/01/24	50,391	54,470
Small Business Administration, 4.86%, 1/01/25	69,554	74,760
Small Business Administration, 4.625%, 2/01/25	88,126	93,531
Small Business Administration, 5.11%, 8/01/25	85,684	92,773

		$606,466

Utilities – Electric Power – 1.6%
CMS Energy Corp., 5.05%, 3/15/22	$163,000	$182,741
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	2,000	2,011
Enel Finance International S.A., 6.25%, 9/15/17 (n)	140,000	155,402

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Exelon Generation Co. LLC, 5.2%, 10/01/19	$135,000	$149,178
Exelon Generation Co. LLC, 4.25%, 6/15/22	75,000	77,939
Oncor Electric Delivery Co., 4.1%, 6/01/22	245,000	263,122
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	310,000	319,211

		$1,149,604

Total Bonds (Identified Cost, $44,364,029)		$45,346,668

UNDERLYING AFFILIATED FUNDS – 33.5%
MFS High Yield Pooled Portfolio (v) (Identified Cost, $24,560,725)	2,497,529	$23,651,595

MONEY MARKET FUNDS – 1.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	845,214	$845,214

Total Investments (Identified Cost, $69,769,968)		$69,843,477

OTHER ASSETS, LESS LIABILITIES – 1.0%		700,085

NET ASSETS – 100.0%		$70,543,562

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,824,205, representing 13.9% of net assets.

(p)	Payment-in-kind security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40	3/01/06	$288,295	$172,069
Falcon Franchise Loan LLC, FRN, 4.312%, 1/05/23	1/18/02	1,567	4,335
Falcon Franchise Loan LLC, FRN, 20.252%, 1/05/25	1/29/03	3,965	13,745
First Union National Bank Commercial Mortgage Trust, FRN, 1.735%, 1/12/43	12/11/03	35	36
Morgan Stanley Capital I, Inc., FRN, 1.417%, 4/28/39	7/20/04	11,162	4,418
Total Restricted Securities			$194,603
% of Net assets			0.3%

13

MFS Strategic Income Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

Derivative Contracts at 12/31/14

Forward Foreign Currency Exchange Contracts at 12/31/14

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Westpac Banking Corp.	288,822	1/09/15	$249,945	$235,728	$14,217
SELL	CAD	Merrill Lynch International Bank	304,721	1/09/15	271,191	262,244	8,947
SELL	DKK	Citibank N.A.	610,520	1/09/15	103,340	99,204	4,136
SELL	EUR	Credit Suisse Group	1,364,439	1/09/15	1,724,030	1,651,110	72,920
SELL	EUR	Deutsche Bank AG	105,129	1/09/15	130,771	127,217	3,554
SELL	EUR	Goldman Sachs International	155,063	1/09/15	198,533	187,642	10,891
SELL	GBP	Barclays Bank PLC	63,433	1/09/15	101,813	98,864	2,949
SELL	GBP	Credit Suisse Group	185,550	1/09/15	296,849	289,189	7,660
SELL	GBP	Merrill Lynch International Bank	185,550	1/09/15	297,065	289,189	7,876
SELL	JPY	Deutsche Bank AG	7,297,286	1/09/15	67,475	60,924	6,551
SELL	NOK	Barclays Bank PLC	579,594	1/09/15	81,290	77,757	3,533
SELL	SEK	Goldman Sachs International	992,686	1/09/15	137,276	127,342	9,934

							$153,168

Liability Derivatives
SELL	NZD	Westpac Banking Corp.	143,580	1/09/15	$111,107	$111,967	$(860)

Futures Contracts at 12/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	53	$6,720,234	March - 2015	$(35,795)

At December 31, 2014, the fund had cash collateral of $69,960 to cover any commitments for certain derivative contracts. Cash collateral includes “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

14

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $44,364,029)	$45,346,668
Underlying affiliated funds, at value (identified cost, $25,405,939)	24,496,809
Total investments, at value (identified cost, $69,769,968)	$69,843,477
Cash	7,209
Restricted cash	69,960
Receivables for
Forward foreign currency exchange contracts	153,168
Investments sold	62,189
Fund shares sold	279
Interest	529,059
Receivable from investment adviser	24
Other assets	937
Total assets		$70,666,302
Liabilities
Payables for
Forward foreign currency exchange contracts	$860
Daily variation margin on open futures contracts	11,594
Fund shares reacquired	47,360
Payable to affiliates
Shareholder servicing costs	92
Distribution and/or service fees	147
Payable for independent Trustees’ compensation	89
Accrued expenses and other liabilities	62,598
Total liabilities		$122,740
Net assets		$70,543,562
Net assets consist of
Paid-in capital	$70,476,590
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	183,162
Accumulated net realized gain (loss) on investments and foreign currency	(3,424,634)
Undistributed net investment income	3,308,444
Net assets		$70,543,562
Shares of beneficial interest outstanding		7,059,070

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$59,824,217	5,978,760	$10.01
Service Class	10,719,345	1,080,310	9.92

See Notes to Financial Statements

15

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$1,991,982
Dividends from underlying affiliated funds	1,601,390
Total investment income		$3,593,372
Expenses
Management fee	$518,039
Distribution and/or service fees	30,291
Shareholder servicing costs	20,884
Administrative services fee	20,688
Independent Trustees’ compensation	2,783
Custodian fee	25,191
Shareholder communications	13,314
Audit and tax fees	76,565
Legal fees	1,042
Miscellaneous	15,288
Total expenses		$724,085
Fees paid indirectly	(23)
Reduction of expenses by investment adviser	(101,167)
Net expenses		$622,895
Net investment income		$2,970,477
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$429,825
Underlying affiliated funds	314,567
Capital gain distributions from underlying affiliated funds	181,787
Futures contracts	(267,423)
Foreign currency	143,363
Net realized gain (loss) on investments and foreign currency		$802,119
Change in unrealized appreciation (depreciation)
Investments	$(1,402,324)
Futures contracts	(186,187)
Translation of assets and liabilities in foreign currencies	205,542
Net unrealized gain (loss) on investments and foreign currency translation		$(1,382,969)
Net realized and unrealized gain (loss) on investments and foreign currency		$(580,850)
Change in net assets from operations		$2,389,627

See Notes to Financial Statements

16

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$2,970,477	$2,474,654
Net realized gain (loss) on investments and foreign currency	802,119	1,085,657
Net unrealized gain (loss) on investments and foreign currency translation	(1,382,969)	(2,223,877)
Change in net assets from operations	$2,389,627	$1,336,434
Distributions declared to shareholders
From net investment income	$(2,339,793)	$(2,370,012)
Change in net assets from fund share transactions	$(4,655,060)	$23,750,933
Total change in net assets	$(4,605,226)	$22,717,355
Net assets
At beginning of period	75,148,788	52,431,433
At end of period (including undistributed net investment income of $3,308,444 and $2,277,327, respectively)	$70,543,562	$75,148,788

See Notes to Financial Statements

17

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.01	$10.19	$9.74	$9.87	$9.46
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.42	$0.44	$0.48	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	(0.28)	0.56	(0.02)	0.45
Total from investment operations	$0.33	$0.14	$1.00	$0.46	$0.94
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.55)	$(0.59)	$(0.53)
Net asset value, end of period (x)	$10.01	$10.01	$10.19	$9.74	$9.87
Total return (%) (k)(r)(s)(x)	3.27	1.46	10.42	4.67	10.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.94	1.00	1.02	1.05	1.06
Expenses after expense reductions (f)(h)	0.80	0.85	0.90	0.90	0.90
Net investment income	4.05	4.18	4.35	4.79	5.11
Portfolio turnover	21	28	40	29	48
Net assets at end of period (000 omitted)	$59,824	$63,319	$43,564	$38,563	$40,927

See Notes to Financial Statements

18

MFS Strategic Income Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.93	$10.12	$9.67	$9.81	$9.40
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.39	$0.41	$0.45	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.28)	0.56	(0.03)	0.45
Total from investment operations	$0.30	$0.11	$0.97	$0.42	$0.92
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.52)	$(0.56)	$(0.51)
Net asset value, end of period (x)	$9.92	$9.93	$10.12	$9.67	$9.81
Total return (%) (k)(r)(s)(x)	2.99	1.18	10.18	4.31	10.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	1.25	1.27	1.30	1.31
Expenses after expense reductions (f)(h)	1.05	1.10	1.15	1.15	1.15
Net investment income	3.80	3.93	4.11	4.54	4.87
Portfolio turnover	21	28	40	29	48
Net assets at end of period (000 omitted)	$10,719	$11,829	$8,867	$10,368	$10,942

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

19

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as

20

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$606,466	$—	$606,466
Non-U.S. Sovereign Debt	—	10,671,250	—	10,671,250
Municipal Bonds	—	246,695	—	246,695
U.S. Corporate Bonds	—	23,292,566	—	23,292,566
Residential Mortgage-Backed Securities	—	417,695	—	417,695
Commercial Mortgage-Backed Securities	—	793,291	—	793,291
Asset-Backed Securities (including CDOs)	—	328,328	—	328,328
Foreign Bonds	—	8,990,377	—	8,990,377
Mutual Funds	24,496,809	—	—	24,496,809
Total Investments	$24,496,809	$45,346,668	$—	$69,843,477

Other Financial Instruments
Futures Contracts	$(35,795)	$—	$—	$(35,795)
Forward Foreign Currency Exchange Contracts	—	152,308	—	152,308

For further information regarding security characteristics, see the Portfolio of Investments.

21

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/13	$12,670
Realized gain/loss	(36,513)
Change in unrealized appreciation (depreciation)	24,308
Proceeds from tender offer	(465)
Balance as of 12/31/14	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(35,795)
Foreign Exchange	Forward Foreign Currency Exchange	153,168	(860)
Total		$153,168	$(36,655)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(267,423)	$—
Foreign Exchange	—	148,757
Total	$(267,423)	$148,757

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(186,187)	$—
Foreign Exchange	—	214,206
Total	$(186,187)	$214,206

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all

22

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

23

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2014, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$2,339,793	$2,370,012

25

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$70,356,658
Gross appreciation	2,087,499
Gross depreciation	(2,600,680)
Net unrealized appreciation (depreciation)	$(513,181)
Undistributed ordinary income	3,552,544
Capital loss carryforwards	(2,852,509)
Other temporary differences	(119,882)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(1,210,491)
12/31/17	(1,642,018)
Total	$(2,852,509)

The availability of $2,686,608 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$1,978,200	$1,984,721
Service Class	361,593	385,291
Total	$2,339,793	$2,370,012

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $3,399, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, this reduction amounted to $97,639, which is included in the reduction of total expenses in the Statement of Operations.

26

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $20,163, which equated to 0.0272% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $721.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0279% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $333 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $129, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio. The High Yield Pooled Portfolio is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly.

At close of business on March 22, 2013, the fund and certain other MFS funds transferred high income debt instruments, accrued interest and cash to the High Yield Pooled Portfolio, a series of MFS Series Trust III, in exchange for shares of the High Yield Pooled Portfolio. The purpose of the transaction was to pool the portion of the assets of the fund and certain other MFS funds invested in high income debt instruments in the High Yield Pooled Portfolio. The transfer was accomplished by a tax-free exchange by the fund of investments valued at approximately $16,047,838 with a cost basis of approximately $15,174,703, accrued interest of approximately $311,800 and cash of approximately $105,160 for approximately 1,646,480 shares of the High Yield Pooled Portfolio (valued at approximately $16,464,798). For financial reporting purposes, investments transferred and shares received by the fund were recorded at fair value; however, the cost basis of the investments delivered to the High Yield Pooled Portfolio was carried

27

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

forward to the shares received. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee, distribution and/or service fee, or sales charge.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$57,026
Investments (non-U.S. Government securities)	$15,187,454	$20,604,661

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	511,783	$5,236,392	590,237	$5,949,795
Service Class	205,156	2,071,961	86,083	862,199
	716,939	$7,308,353	676,320	$6,811,994
Shares issued in connection with acquisition of MFS Strategic Income Series
Initial Class			2,282,990	$22,989,704
Service Class			495,499	4,950,037
			2,778,489	$27,939,741
Shares issued to shareholders in reinvestment of distributions
Initial Class	194,513	$1,978,200	204,400	$1,984,721
Service Class	35,837	361,593	39,968	385,291
	230,350	$2,339,793	244,368	$2,370,012
Shares reacquired
Initial Class	(1,054,095)	$(10,746,054)	(1,026,105)	$(10,319,438)
Service Class	(351,664)	(3,557,152)	(306,342)	(3,051,376)
	(1,405,759)	$(14,303,206)	(1,332,447)	$(13,370,814)
Net change
Initial Class	(347,799)	$(3,531,462)	2,051,522	$20,604,782
Service Class	(110,671)	(1,123,598)	315,208	3,146,151
	(458,470)	$(4,655,060)	2,366,730	$23,750,933

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $279 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

28

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	2,550,585	351,828	(404,884)	2,497,529
MFS Institutional Money Market Portfolio	1,045,572	17,286,142	(17,486,500)	845,214

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$314,567	$181,787	$1,600,945	$23,651,595
MFS Institutional Money Market Portfolio	—	—	445	845,214

	$314,567	$181,787	$1,601,390	$24,496,809

(8)	Acquisitions

At close of business on August 16, 2013, the fund with net assets of approximately $48,029,922, acquired all of the assets and liabilities of MFS Strategic Income Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Strategic Income Series the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 2,778,489 shares of the fund (valued at approximately $27,939,741) for all of the assets and liabilities of MFS Strategic Income Series. MFS Strategic Income Series then distributed the shares of the fund that MFS Strategic Income Series received from the fund to its shareholders. MFS Strategic Income Series’ investments on that date were valued at approximately $27,816,780 with a cost basis of approximately $27,558,597. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Strategic Income Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

29

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

31

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

32

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams Ward Brown James Calmas David Cole Robert Persons Matthew Ryan Erik Weisman

33

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

34

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

35

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

36

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

37

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

38

ANNUAL REPORT

December 31, 2014

MFS® TECHNOLOGY PORTFOLIO

MFS® Variable Insurance Trust II

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Google, Inc., “A”	8.1%
Apple, Inc.	5.2%
Hewlett-Packard Co.	4.8%
Visa, Inc., “A”	4.7%
Oracle Corp.	4.7%
Facebook, Inc., “A”	4.6%
EMC Corp.	4.1%
Microsoft Corp.	4.1%
MasterCard, Inc., “A”	3.2%
Yahoo!, Inc.	3.1%

Top five industries (i)
Internet	21.4%
Computer Software – Systems (s)	16.6%
Computer Software	15.6%
Other Banks & Diversified Financials	8.0%
Electronics (s)	6.7%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(s)	Includes securities sold short.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Technology Portfolio (“fund”) provided a total return of 10.71%, while Service Class shares of the fund provided a total return of 10.40%. These compare with a return of 13.69% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 15.28% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection and an underweight position in both the electronics and computer software industries were primary factors that detracted from performance relative to the Standard & Poor’s North American Technology Sector Index. Within electronics, the fund’s short position in semiconductor company Intel (h) and overweight position in network testing company JDS Uniphase held back relative performance. Shares of Intel appreciated during the reporting period due to strong revenue growth and the company’s decision to continue its share repurchase program. Within computer software, an underweight position in the common stock of software giant Microsoft detracted from relative performance. Shares of the company rose steadily throughout the reporting period due to strong demand for the company’s cloud platform and a robust product line.

Elsewhere, the fund’s underweight position in shares of computer and personal electronics maker Apple and an overweight position in internet search giant Google weighed on relative results. Holdings of global media company Discovery Communications (b), not holding shares of strong-performing network equipment company Cisco Systems and the fund’s overweight positions in online travel company Priceline.com and social networking service provider Twitter hindered relative performance.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the computer systems industry contributed to relative performance. Within this industry, not owning shares of diversified technology products and services company International Business Machines (IBM) contributed meaningfully to results. In addition, overweight positions in computer and personal electronics maker Hewlett-Packard and technology solutions provider CDW and holdings of cloud security and compliance solutions provider Qualys (b)(h) supported relative results. Shares of IBM declined due to weak earnings as a result of reduced sales across most of its segments and management’s decision to reduce guidance.

Stocks in other sectors that contributed to relative results included the fund’s short position in shares of 3D printers manufacturer 3D Systems (h) and overweight positions in online information portal Yahoo! and social networking service provider Facebook. Shares of Yahoo! rose during the reporting period due to increased consumer growth, improved initiatives in mobile, native, social and video,

3

MFS Technology Portfolio

Management Review – continued

and lower costs. Holdings of media firm Time Warner (b) and the fund’s decision to overweight strong-performing semiconductor company Freescale Semiconductor (h) and expense management software company Concur Technology (h) also helped support relative performance.

Respectfully,

Matthew Sabel

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/16/00	10.71%	15.92%	10.95%
Service Class	8/24/01	10.40%	15.60%	10.67%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	7.67%
Standard & Poor’s North American Technology Sector Index (f)		15.28%	14.83%	9.15%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.93%	$1,000.00	$1,073.06	$4.86
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
Service Class	Actual	1.18%	$1,000.00	$1,071.94	$6.16
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.03% of investment related expenses from short sales that are outside of the expense limitation arrangement (See Notes 2 and 3 of the Notes to Financial Statements).

6

MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.5%
Broadcasting – 6.2%
Discovery Communications, Inc., “C” (a)	29,356	$989,884
Time Warner, Inc.	24,928	2,129,350
Twenty-First Century Fox, Inc.	64,217	2,466,254
Walt Disney Co.	5,140	484,137

		$6,069,625

Brokerage & Asset Managers – 0.9%
Allied Minds PLC (a)	50,251	$284,846
Intercontinental Exchange, Inc.	2,533	555,462

		$840,308

Business Services – 6.4%
Accenture PLC, “A”	6,628	$591,947
Cognizant Technology Solutions Corp., “A” (a)	20,717	1,090,957
Equifax, Inc.	3,284	265,577
Fidelity National Information Services, Inc.	17,813	1,107,969
FleetCor Technologies, Inc. (a)	6,937	1,031,601
Gartner, Inc. (a)	8,268	696,248
Global Payments, Inc.	5,858	472,916
IHS, Inc., “A” (a)	4,024	458,253
Wex, Inc. (a)	5,343	528,530

		$6,243,998

Cable TV – 0.8%
Time Warner Cable, Inc.	5,342	$812,305

Computer Software – 15.6%
Adobe Systems, Inc. (a)	21,173	$1,539,277
Citrix Systems, Inc. (a)	1,847	117,839
Dassault Systems S.A.	3,447	209,779
Intuit, Inc.	1,500	138,285
Microsoft Corp.	85,879	3,989,080
Oracle Corp.	101,182	4,550,154
Qlik Technologies, Inc. (a)	17,444	538,845
Red Hat, Inc. (a)	19,177	1,325,898
Salesforce.com, Inc. (a)	47,570	2,821,377
VMware, Inc., “A” (a)	563	46,459

		$15,276,993

Computer Software – Systems – 17.5%
Apple, Inc. (s)	46,388	$5,120,307
Benefitfocus, Inc. (a)	9,211	302,489
CDW Corp.	15,399	541,583
EMC Corp.	134,905	4,012,075
Guidewire Software, Inc. (a)	10,668	540,121
Hewlett-Packard Co. (s)	116,434	4,672,496
New Relic, Inc. (a)	140	4,878
Qualys, Inc. (a)	12,903	487,088
ServiceNow, Inc. (a)	6,367	432,001
SS&C Technologies Holdings, Inc.	10,765	629,645
Vantiv, Inc., “A” (a)	11,909	403,953

		$17,146,636

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 3.2%
Ctrip.com International Ltd., ADR (a)	3,900	$177,450
Priceline Group, Inc. (a)	2,572	2,932,620

		$3,110,070

Electrical Equipment – 2.1%
Amphenol Corp., “A”	17,916	$964,060
TE Connectivity Ltd.	17,711	1,120,221

		$2,084,281

Electronics – 7.9%
Altera Corp.	53,255	$1,967,240
Broadcom Corp., “A”	36,404	1,577,385
JDS Uniphase Corp. (a)	98,081	1,345,671
Mellanox Technologies Ltd. (a)	10,336	441,657
Microchip Technology, Inc.	53,667	2,420,918

		$7,752,871

Entertainment – 0.5%
AMC Networks, Inc., “A” (a)	7,270	$463,608

Internet – 21.4%
Alibaba Group Holding Ltd., ADR (a)	4,532	$471,056
eBay, Inc. (a)	24,580	1,379,430
Facebook, Inc., “A “ (a)	58,043	4,528,515
Google, Inc., “A” (a)(s)	14,932	7,923,815
Google, Inc., “C” (a)	1,360	715,904
LinkedIn Corp., “A” (a)	6,547	1,503,911
Twitter, Inc. (a)	22,067	791,543
Yahoo!, Inc. (a)	59,676	3,014,235
Yelp, Inc. (a)	11,473	627,917

		$20,956,326

Network & Telecom – 2.2%
Juniper Networks, Inc.	43,796	$977,527
Qualcomm, Inc.	15,383	1,143,418

		$2,120,945

Other Banks & Diversified Financials – 8.0%
MasterCard, Inc., “A”	36,818	$3,172,239
Visa, Inc., “A”	17,632	4,623,110

		$7,795,349

Specialty Stores – 2.5%
Amazon.com, Inc. (a)	7,960	$2,470,386

Telecommunications – Wireless – 1.3%
American Tower Corp., REIT	8,126	$803,255
SBA Communications Corp. (a)	3,712	411,141

		$1,214,396

Total Common Stocks (Identified Cost, $69,907,927)		$94,358,097

7

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

PUT OPTIONS PURCHASED – 0.0%
Computer Software – Systems – 0.0%
International Business Machines Corp. – February 2015 @ $165 (Premiums Paid, $65,389)	45	$34,020

Issuer	Shares/Par
MONEY MARKET FUNDS – 5.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	5,425,072	$5,425,072

Total Investments (Identified Cost, $75,398,388)		$99,817,189

SECURITIES SOLD SHORT – (2.0)%
Computer Software – Systems – (0.4)%
Arrow Electronics, Inc. (a)	(7,200)	$(416,808)

Electronics – (1.2)%
ASML Holding N.V.	(4,100)	$(442,103)
Linear Technology Corp.	(9,500)	(433,200)
Sanmina Corp. (a)	(12,000)	(282,360)

		$(1,157,663)

Network & Telecom – (0.4)%
Harris Corp.	(5,200)	$(373,464)

Total Securities Sold Short (Proceeds Received, $1,720,241)		$(1,947,935)

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(114,991)

NET ASSETS – 100.0%		$97,754,263

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2014, the fund had cash collateral of $87,979 and other liquid securities with an aggregate value of $3,364,006 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $69,973,316)	$94,392,117
Underlying affiliated funds, at cost and value	5,425,072
Total investments, at value (identified cost, $75,398,388)	$99,817,189
Deposits with brokers	87,979
Receivables for
Fund shares sold	317,805
Dividends	44,324
Other assets	1,117
Total assets		$100,268,414
Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,720,241)	$1,947,935
Investments purchased	508,031
Fund shares reacquired	3,976
Payable to affiliates
Investment adviser	3,592
Shareholder servicing costs	46
Distribution and/or service fees	1,129
Payable for independent Trustees’ compensation	77
Accrued expenses and other liabilities	49,365
Total liabilities		$2,514,151
Net assets		$97,754,263
Net assets consist of
Paid-in capital	$70,801,425
Unrealized appreciation (depreciation) on investments	24,191,107
Accumulated net realized gain (loss) on investments and foreign currency	2,761,731
Net assets		$97,754,263
Shares of beneficial interest outstanding		8,674,978

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$16,061,687	1,381,442	$11.63
Service Class	81,692,576	7,293,536	11.20

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net Investment loss
Income
Dividends	$606,351
Interest	2,014
Dividends from underlying affiliated funds	2,506
Total investment income		$610,871
Expenses
Management fee	$624,279
Distribution and/or service fees	170,000
Shareholder servicing costs	9,679
Administrative services fee	22,081
Independent Trustees’ compensation	2,795
Custodian fee	17,676
Shareholder communications	13,727
Audit and tax fees	56,187
Legal fees	702
Dividend and interest expense on securities sold short	21,620
Miscellaneous	12,064
Total expenses		$950,810
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(4,050)
Net expenses		$946,751
Net investment loss		$(335,880)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$3,371,328
Written options	167,129
Securities sold short	(94,603)
Foreign currency	253
Net realized gain (loss) on investments and foreign currency		$3,444,107
Change in unrealized appreciation (depreciation)
Investments	$5,607,108
Securities sold short	(90,351)
Net unrealized gain (loss) on investments		$5,516,757
Net realized and unrealized gain (loss) on investments		$8,960,864
Change in net assets from operations		$8,624,984

See Notes to Financial Statements

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment loss	$(335,880)	$(256,618)
Net realized gain (loss) on investments and foreign currency	3,444,107	1,805,834
Net unrealized gain (loss) on investments	5,516,757	16,035,792
Change in net assets from operations	$8,624,984	$17,585,008
Distributions declared to shareholders
From net realized gain on investments	$(1,746,337)	$(56,282)
Change in net assets from fund share transactions	$17,068,687	$11,248,784
Total change in net assets	$23,947,334	$28,777,510
Net assets
At beginning of period	73,806,929	45,029,419
At end of period	$97,754,263	$73,806,929

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.71	$7.93	$6.92	$6.84	$5.67
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.02)	$(0.04)	$(0.05)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	1.16	2.81	1.05	0.13	1.17
Total from investment operations	$1.14	$2.79	$1.01	$0.08	$1.17
Less distributions declared to shareholders
From net realized gain on investments	$(0.22)	$(0.01)	$—	$—	$—
Net asset value, end of period (x)	$11.63	$10.71	$7.93	$6.92	$6.84
Total return (%) (k)(r)(s)(x)	10.71	35.18	14.60	1.17	20.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	1.05	1.18	1.28	1.38
Expenses after expense reductions (f)	0.93	1.05	1.13	1.08	1.07
Net investment loss	(0.20)	(0.27)	(0.51)	(0.77)	(0.07)
Portfolio turnover	35	48	62	90	140
Net assets at end of period (000 omitted)	$16,062	$15,428	$13,019	$14,598	$15,844
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.91	0.95	1.00	1.00	1.00

See Notes to Financial Statements

12

MFS Technology Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.35	$7.69	$6.73	$6.66	$5.54
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.05)	$(0.06)	$(0.08)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	1.12	2.72	1.02	0.15	1.12
Total from investment operations	$1.07	$2.67	$0.96	$0.07	$1.12
Less distributions declared to shareholders
From net realized gain on investments	$(0.22)	$(0.01)	$—	$—	$—
Net asset value, end of period (x)	$11.20	$10.35	$7.69	$6.73	$6.66
Total return (%) (k)(r)(s)(x)	10.40	34.72	14.26	1.05	20.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.30	1.48	1.53	1.63
Expenses after expense reductions (f)	1.18	1.30	1.42	1.33	1.32
Net investment loss	(0.45)	(0.52)	(0.74)	(1.13)	(0.04)
Portfolio turnover	35	48	62	90	140
Net assets at end of period (000 omitted)	$81,693	$58,379	$32,010	$14,681	$5,652
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.16	1.20	1.25	1.25	1.25

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

14

MFS Technology Portfolio

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$93,248,986	$—	$—	$93,248,986
China	648,506	—	—	648,506
United Kingdom	—	284,846	—	284,846
France	—	209,779	—	209,779
Mutual Funds	5,425,072	—	—	5,425,072
Total Investments	$99,322,564	$494,625	$—	$99,817,189
Short Sales	$(1,947,935)	$—	$—	$(1,947,935)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$34,020

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

15

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$253,846	$167,129

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$2,017

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.
Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

16

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table represents the written option activity in the fund during the year ended December 31, 2014:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	11,148	636,460
Options closed	(2,523)	(204,047)
Options exercised	(917)	(51,352)
Options expired	(7,708)	(381,061)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2014, this expense amounted to $21,620. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue

17

MFS Technology Portfolio

Notes to Financial Statements – continued

Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$676,574	$—
Long-term capital gains	1,069,763	56,282
Total distributions	$1,746,337	$56,282

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$75,465,170
Gross appreciation	24,919,688
Gross depreciation	(567,669)
Net unrealized appreciation (depreciation)	$24,352,019
Undistributed ordinary income	1,692,281
Undistributed long-term capital gain	1,688,969
Other temporary differences	(780,431)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$294,351	$12,970
Service Class	1,451,986	43,312
Total	$1,746,337	$56,282

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $3,911, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

18

MFS Technology Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $9,535, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $144.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0265% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $368 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $139, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $43,609,403 and $28,260,700, respectively.

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MFS Technology Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	154,813	$1,726,896	122,093	$1,130,605
Service Class	2,474,889	26,327,905	2,064,321	18,224,706
	2,629,702	$28,054,801	2,186,414	$19,355,311
Shares issued to shareholders in reinvestment of distributions
Initial Class	26,095	$294,351	1,411	$12,970
Service Class	133,454	1,451,986	4,872	43,312
	159,549	$1,746,337	6,283	$56,282
Shares reacquired
Initial Class	(239,877)	$(2,642,049)	(324,299)	$(2,911,302)
Service Class	(954,609)	(10,090,402)	(594,183)	(5,251,507)
	(1,194,486)	$(12,732,451)	(918,482)	$(8,162,809)
Net change
Initial Class	(58,969)	$(620,802)	(200,795)	$(1,767,727)
Service Class	1,653,734	17,689,489	1,475,010	13,016,511
	1,594,765	$17,068,687	1,274,215	$11,248,784

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $282 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,619,617	29,667,722	(26,862,267)	5,425,072

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,506	$5,425,072

20

MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

23

MFS Technology Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Sabel

24

MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

26

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,177,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 58.82% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2014 and 2013, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	42,052	41,534
MFS Bond Portfolio	61,256	60,777
MFS Core Equity Portfolio	43,944	43,404
MFS Emerging Markets Equity Portfolio	44,322	43,777
MFS Global Governments Portfolio	59,237	58,516
MFS Global Growth Portfolio	54,158	53,497
MFS Global Research Portfolio	42,809	42,282
MFS Global Tactical Allocation Portfolio	57,700	56,997
MFS Government Securities Portfolio	50,410	49,793
MFS High Yield Portfolio	65,409	64,614
MFS International Growth Portfolio	44,322	43,777
MFS International Value Portfolio	45,077	44,524
MFS Massachusetts Investors Growth Stock Portfolio	43,944	43,404
MFS Money Market Portfolio	25,939	25,612
MFS New Discovery Portfolio++	0	41,311
MFS Research International Portfolio	42,052	41,534
MFS Strategic Income Portfolio	65,151	64,359
MFS Technology Portfolio	42,052	41,534
MFS Total Return Portfolio+	N/A	0
MFS Utilities Portfolio++	0	41,310
MFS Value Portfolio++	0	41,310

Total	829,834	943,866

For the fiscal years ended December 31, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,730	4,674	1,040	1,252
To MFS Bond Portfolio	2,400	2,400	4,730	4,674	1,025	1,223
To MFS Core Equity Portfolio	4,900	2,400	4,730	4,674	1,013	1,201
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,730	4,674	1,007	1,194
To MFS Global Governments Portfolio	2,400	2,400	4,730	4,674	1,019	1,203
To MFS Global Growth Portfolio	2,400	2,400	4,730	4,674	1,005	1,188
To MFS Global Research Portfolio	2,400	2,400	4,730	4,674	1,011	1,199
To MFS Global Tactical Allocation Portfolio	22,076	2,400	4,730	4,674	1,088	1,343
To MFS Government Securities Portfolio	2,400	2,400	4,730	4,674	1,073	1,305

To MFS High Yield Portfolio	2,400	4,900	4,730	4,674	1,049	1,246
To MFS International Growth Portfolio	2,400	2,400	4,730	4,674	1,017	1,213
To MFS International Value Portfolio	2,400	2,400	4,730	4,674	1,087	1,297
To MFS Massachusetts Investors Growth Stock Portfolio	4,900	2,400	4,730	4,674	1,050	1,267
To MFS Money Market Portfolio	2,400	2,400	4,730	4,674	1,040	1,245
To MFS New Discovery Portfolio++	3,700	2,400	7,200	4,674	1,014	1,204
To MFS Research International Portfolio	4,900	2,400	4,730	4,674	1,030	1,222
To MFS Strategic Income Portfolio	2,400	4,900	4,730	4,674	1,005	1,187
To MFS Technology Portfolio	2,400	2,400	4,730	4,674	1,006	1,186
To MFS Total Return Portfolio+	N/A	3,700	N/A	7,243	70	1,378
To MFS Utilities Portfolio++	3,700	2,400	7,329	4,673	1,026	1,226
To MFS Value Portfolio++	3,700	2,400	7,199	4,673	1,029	1,241

Total fees billed by Deloitte To above Funds:	79,076	56,700	102,138	100,721	20,704	26,388

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Global Research Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	1,686,271	1,589,808	0	0	0	0

To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Portfolio*++	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Total Return Portfolio*+	N/A	1,589,808	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Utilities Portfolio*++	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Value Portfolio*++	1,686,271	1,589,808	0	0	0	0

	Aggregate fees for non-audit services:
	2014	2013
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,697,779	1,612,954
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,697,764	1,612,925
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,700,252	1,612,903
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,697,746	1,612,896
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,697,758	1,612,905
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,697,744	1,612,890

To MFS Global Research Portfolio, MFS and MFS Related Entities#	1,697,750	1,612,901
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	1,717,503	1,613,045
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,697,812	1,613,007
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,697,788	1,615,448
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,697,756	1,612,915
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,697,826	1,612,999
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,700,289	1,612,969
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,697,779	1,612,947
To MFS New Discovery Portfolio, MFS and MFS Related Entities#++	1,701,523	1,612,906
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,700,269	1,612,924
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,697,744	1,615,389
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,697,745	1,612,888
To MFS Total Return Portfolio, MFS and MFS Related Entities#+	N/A	1,616,949
To MFS Utilities Portfolio, MFS and MFS Related Entities#++	1,701,664	1,612,927
To MFS Value Portfolio, MFS and MFS Related Entities#++	1,701,537	1,612,942

+	The MFS Total Return Portfolio was reorganized into the MFS Total Return Series, a series of MFS Variable Insurance Trust, as of August 16, 2013. Effective September 11, 2013, MFS Total Return Portfolio was terminated as a series of the Registrant.
++	The MFS Value Portfolio, MFS New Discovery Portfolio, and MFS Utilities Portfolio were reorganized into the MFS Value Series, MFS New Discovery Series, and MFS Utilities Series, respectively, each a series of MFS Variable Insurance Trust, as of August 8, 2014. Effective October 15, 2014, MFS Value Portfolio, MFS New Discovery Portfolio, and MFS Utilities Portfolio were each terminated as a series of the Registrant.
*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 13, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 13, 2015

*	Print name and title of each signing officer under his or her signature.